Execution Copy


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                         MORGAN STANLEY CAPITAL I INC.,
                                   Depositor,


                          MIDLAND LOAN SERVICES, INC.,
                                Master Servicer,


                          MIDLAND LOAN SERVICES, INC.,
                                Special Servicer,


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                     Trustee




                        ---------------------------------


                         POOLING AND SERVICING AGREEMENT

                           Dated as of October 1, 1998

                        ---------------------------------


                  Commercial Mortgage Pass-Through Certificates

                                 Series 1998-XL2


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                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.   Defined Terms ..................................................
SECTION 1.02.   Certain Calculations ...........................................
SECTION 1.03.   Certain Constructions ..........................................

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.   Conveyance of Mortgage Loans;
                  Assignment of Loan Sale Agreement ............................
SECTION 2.02.   Acceptance by Custodian and the Trustee ........................
SECTION 2.03.   Representations and Warranties of the Depositor ................
SECTION 2.04.   Representations, Warranties and Covenants
                  of the Master Servicer and Special Servicer ..................
SECTION 2.05.   Execution and Delivery of Certificates;
                  Issuance of Lower-Tier Regular Interests .....................
SECTION 2.06.   Miscellaneous REMIC and Grantor Trust Provisions ...............

                                   ARTICLE III

                         ADMINISTRATION AND SERVICING OF
                               THE MORTGAGE LOANS

SECTION 3.01.   Master Servicer to Act as Master Servicer;
                  Administration of the Mortgage Loans .........................
SECTION 3.02.   Liability of the Master Servicer and Special Servicer ..........
SECTION 3.03.   Collection of Certain Mortgage Loan Payments ...................
SECTION 3.04.   Collection of Taxes, Assessments and Similar Items;
                  Escrow Accounts ..............................................
SECTION 3.05.   Collection Account; Upper-Tier Distribution Account;
                  Lower-Tier Distribution Account; Class Q Distribution
                  Account; and Deferred Interest Distribution Account ..........
SECTION 3.06.   Permitted Withdrawals from the Collection Account ..............
SECTION 3.07.   Investment of Funds in the Collection Account,
                  the Interest Reserve Account, the REO Account,
                  the Borrower Accounts, and Other Accounts ....................
SECTION 3.08.   Maintenance of Insurance Policies and Errors
                  and Omissions and Fidelity Coverage ..........................
SECTION 3.09.   Enforcement of Due-On-Sale Clauses; Assumption
                  Agreements; Defeasance Provisions ............................
SECTION 3.10.   Realization Upon Defaulted Mortgage Loans ......................
SECTION 3.11.   Trustee to Cooperate; Release of Mortgage Files ................
SECTION 3.12.   Servicing Fees, Trustee Fees and
                  Special Servicing Compensation ...............................
SECTION 3.13.   Reports to the Trustee; Collection Account Statements ..........
SECTION 3.14.   Annual Statement as to Compliance ..............................
SECTION 3.15.   Annual Independent Public Accountants'Servicing Report .........
SECTION 3.16.   Access to Certain Documentation ................................
SECTION 3.17.   Title and Management of REO Properties .........................
SECTION 3.18.   Sale of Specially Serviced
                  Mortgage Loans and REO Properties ............................
SECTION 3.19.   Additional Obligations of the Master Servicer;
                  Inspections; Successor Manager ...............................
SECTION 3.20.   Reports to the Securities and Exchange Commission;
                  Available Information ........................................
SECTION 3.21.   Lock-Box Accounts, Cash Collateral Accounts,
                  Escrow Accounts and Reserve Accounts .........................
SECTION 3.22.   Property Advances ..............................................
SECTION 3.23.   Appointment of Special Servicer ................................
SECTION 3.24.   Transfer of Servicing Between
                  Master Servicer and Special Servicer; Record Keeping .........
SECTION 3.25.   Limitations on and Authorizations of the Master
                  Servicer and Special Servicer with Respect to
                  Specific Mortgage Loans ......................................
SECTION 3.26.   Modifications ..................................................
SECTION 3.27.   Interest Reserve Account .......................................

                                   ARTICLE IV

                                DISTRIBUTIONS TO
                               CERTIFICATEHOLDERS

SECTION 4.01.   Distributions ..................................................
SECTION 4.02.   Statements to Certificateholders;
                  Available Information; Information Furnished to
                  Financial Market Publisher ...................................
SECTION 4.03.   Compliance with Withholding Requirements .......................
SECTION 4.04.   REMIC Compliance ...............................................
SECTION 4.05.   Imposition of Tax on the Trust Fund ............................
SECTION 4.06.   Remittances; P&I Advances ......................................
SECTION 4.07.   Grantor Trust Reporting ........................................

                                    ARTICLE V

                                THE CERTIFICATES

SECTION 5.01.   The Certificates ...............................................
SECTION 5.02.   Registration, Transfer and Exchange of Certificates ............
SECTION 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates ..............
SECTION 5.04.   Appointment of Paying Agent ....................................
SECTION 5.05.   Access to Certificateholders'Names and Addresses ...............
SECTION 5.06.   Actions of Certificateholders ..................................
SECTION 5.07.   Authenticating Agent ...........................................
SECTION 5.08.   Appointment of Custodians ......................................

                                   ARTICLE VI

                            THE DEPOSITOR, THE MASTER
                        SERVICER AND THE SPECIAL SERVICER

SECTION 6.01.   Liability of the Depositor, the Master
                  Servicer and the Special Servicer ............................
SECTION 6.02.   Merger or Consolidation of the Master Servicer
                  and the Special Servicer .....................................
SECTION 6.03.   Limitation on Liability of the Depositor, the
                  Master Servicer and Others ...................................
SECTION 6.04.   Limitation on Resignation of the Master
                  Servicer or Special Servicer .................................
SECTION 6.05.   Rights of the Depositor and the Trustee in
                  Respect of the Master Servicer and Special Servicer ..........
SECTION 6.06.   Master Servicer or Special Servicer as Owner of a Certificate ..

                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01.   Events of Default ..............................................
SECTION 7.02.   Trustee to Act; Appointment of Successor .......................
SECTION 7.03.   Notification to Certificateholders .............................
SECTION 7.04.   Other Remedies of Trustee ......................................
SECTION 7.05.   Waiver of Past Events of Default; Termination ..................

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

SECTION 8.01.   Duties of Trustee ..............................................
SECTION 8.02.   Certain Matters Affecting the Trustee ..........................
SECTION 8.03.   Trustee Not Liable for Certificates or Mortgage Loans ..........
SECTION 8.04.   Trustee May Own Certificates ...................................
SECTION 8.05.   Payment of Trustee Fees and Expenses; Indemnification ..........
SECTION 8.06.   Eligibility Requirements for Trustee ...........................
SECTION 8.07.   Resignation and Removal of the Trustee .........................
SECTION 8.08.   Successor Trustee ..............................................
SECTION 8.09.   Merger or Consolidation of Trustee .............................
SECTION 8.10.   Appointment of Co-Trustee or Separate Trustee ..................
SECTION 8.11.   Representations and Warranties of the Trustee ..................

                                   ARTICLE IX

                         TERMINATION; OPTIONAL MORTGAGE
                                  LOAN PURCHASE

SECTION 9.01.   Termination; Optional Mortgage Loan Purchase ...................

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

SECTION 10.01.   Counterparts ..................................................
SECTION 10.02.   Limitation on Rights of Certificateholders ....................
SECTION 10.03.   Governing Law .................................................
SECTION 10.04.   Notices .......................................................
SECTION 10.05.   Severability of Provisions ....................................
SECTION 10.06.   Notice to the Depositor and Each Rating Agency ................
SECTION 10.07.   Amendment .....................................................
SECTION 10.08.   Confirmation of Intent ........................................
SECTION 10.09.   Third-Party Beneficiaries .....................................

                                TABLE OF EXHIBITS


Exhibit A-1       Form of Class A-1 Certificate
Exhibit A-2       Form of Class A-2 Certificate
Exhibit A-3       Form of Class X Certificate
Exhibit A-4       Form of Class B Certificate
Exhibit A-5       Form of Class C Certificate
Exhibit A-6       Form of Class D Certificate
Exhibit A-7       Form of Class E Certificate
Exhibit A-8       Form of Class F Certificate
Exhibit A-9       Form of Class Q Certificate
Exhibit A-10      Form of Class R Certificate
Exhibit A-11      Form of Class LR Certificate
Exhibit B         Mortgage Loan Schedule
Exhibit C-1       Form of Transferee Affidavit
Exhibit C-2       Form of Transferor Letter
Exhibit D-1       Form of Investment Representation Letter
Exhibit D-2       Form of ERISA Representation Letter
Exhibit E         Form of Request for Release
Exhibit F         Securities Legend
Exhibit G         Loan Sale Agreement
Exhibit H         Form of Summary Report
Exhibit I         Form of Monthly Distribution Statement
Exhibit J         Reserved
Exhibit K         Form of Regulation S Transfer Certificate
Exhibit L         Form of Transfer Certificate for Exchange or Transfer from
                    Rule 144A Global Certificate to Regulation S Global Certificate during the Restricted Period
Exhibit M         Form of Transfer Certificate for Exchange or Transfer from
                    Rule 144A Global Certificate to Regulation S Global Certificate after the Restricted Period
Exhibit N         Form of Transfer Certificate for Exchange or Transfer from
                    Regulation S Global Certificate to Rule 144A Global Certificate

     Pooling and Servicing Agreement, dated as of October 1, 1998, among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee.

                             PRELIMINARY STATEMENT:
                 (Terms used but not defined in this Preliminary
                        Statement shall have the meanings
                         specified in Article I hereof)

     The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund consisting primarily of the Mortgage Loans. As provided herein, the Trustee will elect that the Trust Fund, exclusive of the Default Interest, the Class Q Distribution Account, the Deferred Interest and the Deferred Interest Distribution Account (such portion of the Trust Fund, the "Trust REMICs"), be treated for federal income tax purposes as two separate real estate mortgage investment conduits (each, a "REMIC" or, in the alternative, the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E and Class F Certificates represent "regular interests" in the Upper-Tier REMIC. The Class R Certificates constitute the sole class of "residual interests" in the Upper-Tier REMIC. The Class LR Certificates constitute the sole class of "residual interests" in the Lower-Tier REMIC for purposes of the REMIC Provisions. There are also seven classes of uncertificated Lower-Tier Regular Interests issued under this Agreement (the Class LA-1, Class LA-2, Class LB, Class LC, Class LD, Class LE and Class LF Interests), each of which will constitute a regular interest in the Lower-Tier REMIC. All such Lower-Tier Regular Interests will be held by the Trustee as assets of the Upper-Tier REMIC. The parties intend that the portions of the Trust Fund representing assets of the Grantor Trust, including the Default Interest, the Class Q Distribution Account, the Deferred Interest and the Deferred Interest Distribution Account will be treated as a grantor trust under Subpart E of Part 1 of Subchapter J of the Code, that the Class Q Certificates represent pro rata undivided beneficial interests in the portion of the Trust Fund consisting of the Default Interest, subject to the obligation of the Trust Fund to pay Advance Interest Amounts, and the Class Q Distribution Account, and that the Class B, Class C, Class D, Class E and Class F Certificates represent undivided beneficial interests in specified portions of the Trust Fund consisting of the Deferred Interest and the Deferred Interest Distribution Account.

     The following table sets forth the designation and aggregate initial Certificate Principal Amount (or, with respect to the Class X Certificates, aggregate initial Notional Amount) for each Class of Certificates (other than the Class R, Class LR and Class Q Certificates).

                                               Initial Certificate
                                               Principal Amount or
 Class                                         Notional Amount
 -----                                         ---------------
 Class A-1...................................    $   43,300,000
 Class A-2...................................    $  467,121,000
 Class X (1).................................    $  706,465,702
 Class B.....................................    $   75,945,000
 Class C.....................................    $   42,388,000
 Class D.....................................    $   45,920,000
 Class E.....................................    $   21,194,000
 Class F.....................................    $   10,597,702

     (1) The initial Notional Amount of the Class X Certificates is equal to the aggregate of the initial Certificate Principal Amounts of the Class LA-1, Class LA-2, Class LB, Class LC and Class LD Lower-Tier Regular Interests, which corresponds to the aggregate of the initial Certificate Principal Amounts of the Class A-1, Class A-2, Class B, Class C and Class D Certificates.

     The Class Q, Class R and Class LR Certificates do not have Certificate Principal Amounts or Notional Amounts. The Certificate Principal Amount of any Class of Certificates outstanding at any time represents the maximum amount which holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund; provided, however, that in the event that amounts previously allocated as Realized Losses to a Class of Certificates in reduction of the Certificate Principal Amount thereof are recovered subsequent to the reduction of the Certificate Principal Amount of such Class to zero, such Class may receive distributions in respect of such recoveries in accordance with the priorities set forth in Section 4.01. As of the Cut-Off Date, the Mortgage Loans have an aggregate Stated Principal Balance equal to $706,465,702.

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Defined Terms.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     "Accountant's Statement": As defined in Section 3.15.

     "Act": The Securities Act of 1933, as it may be amended from time to time.

     "Additional Trust Fund Expenses": (i) Special Servicing Fees, Special Servicing Rehabilitation Fees and Liquidation Fees, (ii) interest in respect of unreimbursed Advances, (iii) the cost of various default-related or unanticipated Opinions of Counsel required or permitted to be obtained in connection with the servicing of the Mortgage Loans and the administration of the Trust Fund, (iv) unanticipated, non-Mortgage Loan specific expenses of the Trust Fund, including indemnities and expense reimbursements to the Trustee, indemnities and expense reimbursements to the Master Servicer, the Special Servicer and the Depositor and federal, state and local taxes, and tax-related expenses, specifically payable out of the Trust Fund and (v) any other default-related or unanticipated expense of the Trust Fund not specifically included in the calculation of Realized Loss for which there is no corresponding collection from a borrower.

     "Advance": Any P&I Advance or Property Advance.

     "Advance Interest Amount": Interest at the Advance Rate on the aggregate amount of P&I Advances and Property Advances for which the Master Servicer, the Special Servicer or the Trustee, as applicable, have not been reimbursed for the number of days from the date on which such Advance was made, provided, that, with respect to a P&I Advance, in the event that the related Borrower makes payment of the amount in respect of which such P&I Advance was made with interest at the Default Rate, the Advance Interest Amount payable to the Master Servicer or the Trustee shall be paid (i) first from the amount of Default
Interest paid by the Borrower and (ii) to the extent such amounts are insufficient therefor, from amounts on deposit in the Collection Account.

     "Advance Rate": A per annum rate equal to the Prime Rate (as most recently published in the "Money Rates" section of The Wall Street Journal, New York edition from time to time), compounded monthly as of each Master Servicer Remittance Date.

     "Adverse REMIC Event": As defined in Section 4.04(b).

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee may obtain and rely on an Officers' Certificate of the Master Servicer, the Special
Servicer or the Depositor to determine whether any Person is an Affiliate of such party.

     "Affiliate Loan": That certain mezzanine loan, when and if made by Secore to an affiliate of the Borrower with respect to the NorthTown Mall Loan as permitted by and subject to the terms and conditions of the NorthTown Mall loan documents.

     "Affiliated Person": Any Person involved in the organization or operation of the Depositor or an affiliate, as defined in Rule 405 of the Act, of such Person.

     "Agent Member": Members of, or participants in, the Depository.

     "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     "Allocated Loan Amount": With respect to each Mortgaged Property as of any date of determination, the portion of the principal balance of the related Mortgage Loan then allocated to such Mortgaged Property in accordance with the terms of the applicable Mortgage or Loan Agreement; provided, that the Allocated Loan Amount for a Mortgaged Property shall not be decreased by the amount of any release payment made by the related Borrower with respect to any other Mortgaged Property securing the same Mortgage Loan, to the extent the amount of the release payment paid by such Borrower with respect to such other Mortgaged
Property is in excess of the Allocated Loan Amount for such other Mortgaged Property.

     "Annual Compliance Report": A report consisting of an annual statement of compliance required by Section 3.14 hereof and an annual report of an Independent accountant required pursuant to Section 3.15 hereof.

     "Anticipated Termination Date": Any Distribution Date on which it is anticipated that the Trust Fund will be terminated pursuant to Section 9.01(c).

     "Applicable Monthly Payment": As defined in Section 4.06.

     "Applicable Procedures": As defined in Section 5.02(c)(iv).

     "Applicable State and Local Tax Law": For purposes hereof, the Applicable State and Local Tax Law shall be (a) the tax laws of the State of New York, the State of Missouri and the State of Maryland; and (b) such other state or local tax laws whose applicability shall have been brought to the attention of the Trustee by either (i) an Opinion of Counsel delivered to it, or (ii) written notice from the appropriate taxing authority as to the applicability of such state or local tax laws.

     "Applicant": As defined in Section 5.05.

     "Appraisal Reduction Amount": For any Distribution Date and for any Mortgage Loan as to which an Appraisal Reduction Event has occurred, an amount equal to the excess, if any, of (a) the Stated Principal Balance of such Mortgage Loan as of the last day of the related Collection Period over (b) the excess of (i) 90% of the sum of the appraised values of the related Mortgaged Properties as determined by Updated Appraisals obtained by the Special Servicer (the cost of which shall be advanced by the Master Servicer as a Property Advance) over (ii) the sum of (A) to the extent not previously advanced by the Master Servicer or the Trustee, all unpaid interest on such Mortgage Loan at a per annum rate equal to its Mortgage Rate, (B) all unreimbursed Advances, with interest thereon at the Advance Rate (to the extent provided hereunder) in respect of such Mortgage Loan and (C) all currently due and unpaid real estate taxes, ground rents, if applicable, and assessments and insurance premiums and all other amounts due and unpaid with respect to such Mortgage Loan (which taxes, premiums and other amounts have not been the subject of an Advance by the Master Servicer, or the Trustee, as applicable). If no Updated Appraisal has been obtained within the 12 months prior to the first Distribution Date on or after an Appraisal Reduction Event has occurred, the Special Servicer shall estimate the value of the related Mortgaged Properties (the "Special Servicer's Appraisal Estimate") and such estimate shall be used for purposes of determining the Appraisal Reduction Amount for such Distribution Date. Within 60 days after the Special Servicer receives written notice or is otherwise aware of the Appraisal Reduction Event (or such longer period of time, not to exceed 30 days, provided that the Special Servicer is diligently proceeding in accordance with the Servicing Standard to obtain such appraisal), the Special Servicer shall obtain an independent MAI appraisal, the cost of which shall be paid by the Master Servicer as a Property Advance; provided, however, that with respect to an Appraisal Reduction Event enumerated in clause (ii) of the definition of Appraisal Reduction Event, the Special Servicer shall obtain such appraisal no later than 120 days following the date of the related delinquency. On the first Distribution Date occurring on or after the delivery of such independent MAI appraisal, the Special Servicer shall adjust the Appraisal Reduction Amount to take into account such appraisal (regardless of whether the Updated Appraisal is higher or lower than the Special Servicer's Appraisal Estimate). Each Appraisal Reduction Amount shall also be adjusted with respect to the next Distribution Date to take into account any subsequent Updated Appraisal and annual letter updates, as of the date of each such subsequent Updated Appraisal or letter update. Upon payment in full or liquidation of any Mortgage Loan for which an Appraisal Reduction Amount has been determined, such Appraisal Reduction Amount shall be equal to zero.

     "Appraisal Reduction Event": With respect to any Mortgage Loan, the earliest of (i) the third anniversary of the date on which an extension of the Maturity Date of such Mortgage Loan becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer pursuant to the terms hereof, which extension does not change the amount of Monthly Payments on the Mortgage Loan, (ii) 90 days after an uncured delinquency (without regard to the application of any grace period) occurs in respect of such Mortgage Loan, (iii) 45 days after the date on which a reduction in the amount of Monthly Payments on the Mortgage Loan, or a change in any other material economic term of the Mortgage Loan, becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, (iv) 30 days after a receiver in respect of the related Mortgaged Property has been appointed, (v) immediately after a voluntary or involuntary petition for bankruptcy has been filed by or against the related Borrower in a court of competent jurisdiction and (vi) immediately after a Mortgage Loan becomes an REO Mortgage Loan. The Special Servicer shall notify the Master Servicer and the Master Servicer shall notify the Special Servicer, as applicable, promptly upon receiving notice of the occurrence of any of the foregoing events.

     "Assignment of Leases, Rents and Profits": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar agreement executed by the Borrower, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the date hereof and from time to time hereafter.

     "Assignment of Mortgage": An assignment of Mortgage without recourse, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages encumbering Mortgaged Properties located in the same jurisdiction, if permitted by law and acceptable for recording; provided, however, that none of the Trustee, the Custodian and the Master Servicer shall be responsible for determining whether any assignment is legally sufficient or in recordable form.

     "Assumption Fees": Any fees collected by the Master Servicer or Special Servicer in connection with an assumption of a Mortgage Loan or substitution of a Borrower thereunder permitted to be executed under the provisions of this Agreement.

     "Authenticating Agent": Any authenticating agent appointed by the Trustee pursuant to Section 5.07.

     "Available Funds": For a Distribution Date, the sum of (i) all Monthly Payments, Extended Monthly Payments, Balloon Payments or other receipts on account of principal and interest (including Unscheduled Payments and any Net REO Proceeds transferred from an REO Account pursuant to Section 3.17(b)) on or in respect of the Mortgage Loans received by the Master Servicer in the Collection Period relating to such Distribution Date, (ii) all other amounts received by the Master Servicer in such Collection Period and required to be placed in the Collection Account pursuant to Section 3.05 allocable to such Mortgage Loans, and including all P&I Advances made by the Master Servicer or the Trustee, as applicable, in respect of such Distribution Date, (iii) for the Distribution Date occurring in each March, the Withheld Amounts remitted to the Lower-Tier Distribution Account pursuant to Section 3.27(b) and (iv) any late payments of the items set forth in clause (i) above received after the end of the Collection Period relating to such Distribution Date but prior to the related Master Servicer Remittance Date, but in each case excluding the following:

     (a) amounts permitted to be used to reimburse the Master Servicer, the Special Servicer or the Trustee for previously unreimbursed Advances and interest thereon as described in Section 3.06(ii);

     (b) those portions of each payment of interest which represent the applicable Servicing Fee and an amount representing any applicable Special Servicing Compensation with respect to such Distribution Date;

     (c) all amounts in the nature of late fees (subject to Section 3.12 hereof), extension fees, loan service transaction fees, demand fees, beneficiary statement charges, Assumption Fees and similar fees, and reinvestment earnings on Investment Accounts which the Master Servicer or the Special Servicer is entitled to retain as additional servicing compensation;

     (d) all amounts representing scheduled Monthly Payments due after the related Due Date;

     (e) that portion of Net Liquidation Proceeds, Net Insurance Proceeds or the Repurchase Price received with respect to a Mortgage Loan which represents any unpaid Servicing Fee, Trustee Fee and Special Servicing Compensation, to which the Master Servicer, Trustee and the Special Servicer, respectively, are entitled;

     (f) all amounts representing expenses specifically reimbursable or payable to the Master Servicer, the Special Servicer or the Trustee and other amounts permitted to be retained by the Master Servicer or withdrawn by the Master Servicer from the Collection Account to the extent expressly set forth in this Agreement (including, without limitation, as provided in Section 3.06 and including any indemnities provided for herein), including interest thereon as provided in this Agreement;

     (g) any interest or investment income on funds on deposit in the Collection Account, any Lock-Box Account, any Reserve Account, any Escrow Account, any Cash Collateral Account, the Interest Reserve Account or any REO Account or in Permitted Investments in which such funds may be invested;

     (h) with respect to the Interest Reserve Loans and any Distribution Date relating to each Interest Accrual Period ending in each February or any January in a year which is not a leap year, an amount equal to one day of interest on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs at the related Mortgage Rate to the extent such amounts are to be deposited in the Interest Reserve Account and held for future distribution pursuant to Section 3.27;

     (i) all amounts received with respect to each Mortgage Loan previously purchased or repurchased pursuant to Sections 2.03(c), 3.18 or 9.01 during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined;

     (j) the amount reasonably determined by the Trustee to be necessary to pay any applicable federal, state or local taxes imposed on the Upper-Tier REMIC or the Lower-Tier REMIC under the circumstances and to the extent described in
Section 4.05;

     (k) Prepayment Premiums;

     (l) Default Interest; and

     (m) Deferred Interest.

     "Balance": As defined in the definition of "Extended Monthly Payment."

     "Balloon Payment": With respect to any Mortgage Loan, the payment of principal due on its stated maturity date.

     "Beneficial Owner": With respect to a Global Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository). Each of the Trustee and the Master Servicer shall have the right to require, as a condition to acknowledging the status of any Person as a Beneficial Owner under this Agreement, that such Person provide evidence at its expense of its status as a Beneficial Owner hereunder.

     "Borrower": With respect to any Mortgage Loan, any obligor or obligors on any related Note or Notes.

     "Borrower Accounts": As defined in Section 3.07(a).

     "Business Day": Any day other than a Saturday, a Sunday or any day on which banking institutions in the City of New York, New York, the cities in which the principal offices of the Master Servicer or Special Servicer are located, or the city in which the Corporate Trust Office is located are authorized or obligated by law, executive order or governmental decree to be closed.

     "Cash Collateral Account": With respect to any Mortgaged Property, any account or accounts created pursuant to the related Mortgage, Loan Agreement, Cash Collateral Account Agreement or other loan document into which the Lock-Box Account monies and/or property account monies are swept on a regular basis for the benefit of the Trustee as successor to the related Originator. Any Cash Collateral Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive all reinvestment income or gain thereon in accordance with the terms and provisions of the related Mortgage Loan and
Section 3.07, which Person shall be taxed on all reinvestment income or gain thereon. The Master Servicer shall be permitted to make withdrawals therefrom for deposit into the Collection Account. To the extent not inconsistent with the related Mortgage Loan, each such Cash Collateral Account shall be an Eligible Account.

     "Cash Collateral Account Agreement": With respect to any Mortgage Loan, the cash collateral account agreement or similar agreement, if any, between the Originator, the related Borrower, and the bank named as party thereto pursuant to which the related Cash Collateral Account, if any, may have been established, together with any "lock-box agreement" or other similar agreement entered into pursuant to the terms of any such cash collateral account agreement or similar agreement.

     "Cash Deposit": The sum of $0.00 being an amount equal to all cash payments of principal and interest received by the related Originator in respect of the Mortgage Loans prior to or on the Closing Date that are due after the Cut-Off Date.

     "CEDEL": Citibank, N.A., as depositary for CEDEL Bank, S.A., or its successor in such capacity.

     "Certificate": Any Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class Q, Class R or Class LR Certificate issued, authenticated and delivered hereunder.

     "Certificate  Custodian":   Initially,  Norwest  Bank  Minnesota,  National
Association; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

     "Certificate Principal Amount": With respect to any Class of Certificates (other than the Class X, Class Q, Class R and Class LR Certificates) (a) on or prior to the first Distribution Date, an amount equal to the aggregate initial Certificate Principal Amount of such Class, as specified in the Preliminary Statement hereto, and (b) as of any date of determination after the first Distribution Date, the Certificate Principal Amount of such Class of
Certificates on the Distribution Date immediately prior to such date of determination, after actual distributions of principal thereon and allocation of Realized Losses thereto on such prior Distribution Date; provided that for purposes of determining Voting Rights, the Certificate Principal Amount of each of the Class B, Class C, Class D, Class E and Class F Certificates shall be deemed to have been reduced by the amount of any Appraisal Reduction Amounts notionally allocated thereto pursuant to Section 4.01(i). With respect to any Class of Lower-Tier Regular Interests, (a) on or prior to the first Distribution Date, an amount equal to the aggregate initial Certificate Principal Amount of the Class of Related Certificates with respect thereto, and (b) as of any date of determination after the first Distribution Date, the Certificate Principal Amount of such Class on the Distribution Date immediately prior to such date of determination, after distribution of principal thereon and allocation of Realized Losses thereto on such prior Distribution Date in accordance with
Section 4.01(a).

     "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

     "Certificateholder": With respect to any Certificate, the Person whose name is registered in the Certificate Register; provided, however, that, except to the extent provided in the next proviso, solely for the purpose of giving any consent or taking any action pursuant to this Agreement, any Certificate beneficially owned by the Depositor, the Master Servicer, the Special Servicer, the Trustee, a Manager of a Mortgaged Property, a Borrower or any Person known to a Responsible Officer of the Certificate Registrar to be an Affiliate of the Depositor, the Trustee, the Master Servicer or the Special Servicer shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent or take any such action has been obtained; provided, however, that (i) for purposes of obtaining the consent of Certificateholders to an amendment of this Agreement, any Certificates beneficially owned by the Master Servicer or the Special Servicer or an Affiliate thereof shall be deemed to be outstanding, provided, that, such amendment does not relate to compensation of the Master Servicer or the Special Servicer or benefit the Master Servicer or the Special Servicer (in its capacity as such) or any Affiliate thereof (other than solely in its capacity as Certificateholder) in any material respect, in which case such Certificate shall be deemed not to be outstanding; and (ii) for purposes of obtaining the consent of Certificateholders to any action proposed to be taken by the Special Servicer with respect to a Specially Serviced Mortgage Loan, any Certificates beneficially owned by the Master Servicer or an Affiliate thereof shall be deemed to be outstanding, provided that the Special Servicer is not the Master Servicer. For purposes of obtaining the consent of Certificateholders to any action with respect to a particular Mortgage Loan proposed to be taken by the Master Servicer or Special Servicer, any Certificates beneficially owned by the Affiliates of the related Borrower, the related Manager, or Affiliates of the related Manager shall not be deemed to be outstanding.

     Notwithstanding the foregoing, solely for purposes of providing or distributing any reports, statements or other information required or permitted to be provided to a Certificateholder hereunder, a Certificateholder shall include any Beneficial Owner, or any Person identified by a Beneficial Owner as a prospective transferee of a Certificate beneficially owned by such Beneficial Owner but only if the Trustee or another party hereto furnishing such report, statement or information has been provided with the name of the Beneficial Owner of the related Certificate or the Person identified to the reasonable satisfaction of the Trustee or other such party as a prospective transferee thereof. For purposes of the foregoing, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or other such Person may rely, without limitation, on a participant listing from the Depository or statements furnished by a Person that on their face appear to be statements from a participant in the Depository to such Person indicating that such Person beneficially owns Certificates.

     "Class": With respect to the Certificates, all of the Certificates bearing the same alphabetical and numerical class designation, and with respect to the Lower-Tier Regular Interests, each interest bearing the applicable alphabetical and numerical designation set forth in the Preliminary Statement hereto.

     "Class  A   Certificates":   Class  A-1  Certificates  and  the  Class  A-2
Certificates.

     "Class  A-1  Certificate":   Any  one  of  the  Certificates  executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 hereto.

     "Class A-1 Component": With respect to the Class X Certificates, at any date of determination, that portion of the Notional Amount of the Class X Certificates equal to the Certificate Principal Amount of the Class A-1 Certificates.

     "Class A-1 Pass-Through Rate": A per annum rate equal to 5.95%.

     "Class  A-2  Certificate":   Any  one  of  the  Certificates  executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 hereto.

     "Class A-2 Component": With respect to the Class X Certificates, at any date of determination, that portion of the Notional Amount of the Class X Certificates equal to the Certificate Principal Amount of the Class A-2 Certificates.

     "Class A-2 Pass-Through Rate": A per annum rate equal to 6.17%.

     "Class  B  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 hereto.

     "Class B Component": With respect to the Class X Certificates, at any date of determination, that portion of the Notional Amount of the Class X
Certificates equal to the Certificate Principal Amount of the Class B Certificates.

     "Class B Pass-Through Rate": With respect to the initial Distribution Date, the WAC Rate minus 0.02% which is approximately equal to 6.661%, and for each Distribution Date thereafter, a per annum rate equal to the WAC Rate minus 0.02%.

     "Class  C  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 hereto.

     "Class C Component": With respect to the Class X Certificates, at any date of determination, that portion of the Notional Amount of the Class X
Certificates equal to the Certificate Principal Amount of the Class C Certificates.

     "Class C Pass-Through Rate": With respect to the initial Distribution Date, the WAC Rate minus 0.02% which is approximately equal to 6.661%, and for each Distribution Date thereafter, a per annum rate equal to the WAC Rate minus 0.02%.

     "Class  D  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-6 hereto.

     "Class D Component": With respect to the Class X Certificates, at any date of determination, that portion of the Notional Amount of the Class X
Certificates equal to the Certificate Principal Amount of the Class D Certificates.

     "Class D Pass-Through Rate": With respect to the initial Distribution Date, the WAC Rate minus 0.02% which is approximately equal to 6.661%, and for each Distribution Date thereafter, a per annum rate equal to the WAC Rate minus 0.02%.

     "Class  E  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-7 hereto.

     "Class E Pass-Through Rate": With respect to the initial Distribution Date, the WAC Rate minus 0.02% which is approximately equal to 6.661%, and for each Distribution Date thereafter, a per annum rate equal to the WAC Rate minus 0.02%.

     "Class E Component": With respect to the Class X Certificates, at any date of determination, that portion of the Notional Amount of the Class X
Certificates equal to the Certificate Principal Amount of the Class E Certificates.

     "Class  F  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-8 hereto.

     "Class F Pass-Through Rate": A per annum rate equal to 5.95%.

     "Class F Component": With respect to the Class X Certificates, at any date of determination, that portion of the Notional Amount of the Class X
Certificates equal to the Certificate Principal Amount of the Class F Certificates.

     "Class LA-1 Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class LA-2 Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class LB Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class LC Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class LD Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class LE Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class LF Interest": A regular interest in the Lower-Tier REMIC entitled to the monthly distribution payable thereto pursuant to Section 4.01(a).

     "Class LR Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-11 hereto. The Class LR Certificates have no Pass-Through Rate, Certificate Principal Amount or Notional Amount.

     "Class Prepayment Percentage": With respect to any Class of Certificates (other than the Class X and Residual Certificates) and any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the portion of the Principal Distribution Amount to be distributed to the Holders of such Class of Certificates on such Distribution Date, and the denominator of which is the aggregate Principal Distribution Amount for such Distribution Date.

     "Class Q Certificate": Any Certificate executed and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-9 hereto and entitled to the distributions payable thereto pursuant to
Section 4.01(d). The Class Q Certificates have no Pass-Through Rate, Certificate Principal Amount or Notional Amount. The Class Q Certificates represent a beneficial ownership interest in the Default Interest, subject to the obligation to pay interest on Advances, and the Default Interest Distribution Account.

     "Class Q Distribution Account": The account or accounts created and maintained as a separate account or accounts by the Trustee pursuant to Section 3.05(c), which shall be entitled "Norwest Bank Minnesota, National Association, as Trustee, in trust for Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Class Q Certificateholders, Class Q Distribution Account" and which must be an Eligible Account. The Class Q Distribution Account shall not be an asset of the Lower-Tier REMIC or the Upper-Tier REMIC formed hereunder.

     "Class  R  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-10 hereto. The Class R Certificates have no Pass-Through Rate, Certificate Principal Amount or Notional Amount.

     "Class  X  Certificate":   Any  one  of  the   Certificates   executed  and
authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 hereto.

     "Class X Notional Amount": For any date of determination, a notional principal amount equal to the aggregate of the Certificate Principal Amounts of the Class LA-1, Class LA-2, Class LB, Class LC, Class LD, Class LE and Class LF Interests, which correspond to the aggregate of the Certificate Principal Amounts of their Related Certificates, as of the preceding Distribution Date (after giving effect to the distributions of principal and allocations of Realized Losses on such Distribution Date) or, in the case of the first Distribution Date, as of the Closing Date.

     "Class X Pass-Through Rate": A per annum rate equal to the weighted average of the Pass-Through Rates on the Class A-1 Component, the Class A-2 Component, the Class B Component, the Class C Component, the Class D Component, Class E Component and the Class F Component (each, a "Component Pass-Through Rate"), weighted on the basis of their respective Notional Amounts. The Pass-Through Rate on the Class A-1 Component is a per annum rate equal to the WAC Rate minus the Class A-1 Pass-Through Rate. The Pass-Through Rate on the Class A-2
Component is a per annum rate equal to the WAC Rate minus the Class A-2 Pass-Through Rate. The Pass-Through Rate on the Class B Component is a per annum rate equal to 0.02%. The Pass-Through Rate on the Class C Component is a per annum rate equal to 0.02%. The Pass-Through Rate on the Class D Component is a per annum rate equal to 0.02%. The Pass-Through Rate on the Class E Component is a per annum rate equal to 0.02%. The Pass-Through Rate on the Class F Component is a per annum rate equal to the WAC Rate minus the Class F Pass-Through Rate.

     "Closing Date": October 15, 1998.

     "Code": The Internal Revenue Code of 1986, as amended from time to time, any successor statute thereto, and any temporary or final regulations of the United States Department of the Treasury promulgated pursuant thereto.

     "Collection Account": The account or accounts created and maintained by the Master Servicer pursuant to Section 3.05(a), which shall be entitled "Midland Loan Services, Inc., in trust for Norwest Bank Minnesota, National Association, as Trustee, in trust for Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Collection Account" and which must be an Eligible Account.

     "Collection Period": With respect to a Distribution Date and each Mortgage Loan, the period beginning on the day after the Due Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the Distribution Date occurring in November, 1998, on the day after the Cut-Off
Date) and ending on the Due Date in the month in which such Distribution Date occurs.

     "Commission": The Securities and Exchange Commission.

     "Component": Any of the Class A-1 Component, the Class A-2 Component, the Class B Component, the Class C Component the Class D Component, the Class E Component and the Class F Component.

     "Component Pass-Through Rate": As set forth in the definition of Class X Pass-Through Rate.

     "Corporate Trust Office": With respect to all matters relating to the transfer of Certificates, the office of the Trustee located at Sixth and Marquette, Minneapolis, Minnesota 55479-0113, Attention: Corporate Trust Services (CMBS)-Morgan Stanley 1998-XL2 and with respect to all other matters the principal corporate trust office of the Trustee located at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attention: Corporate Trust Services
(CMBS) -Morgan Stanley 1998-XL2, or the principal trust office of any successor trustee qualified and appointed pursuant to Section 8.08.

     "Cross-over Date": The Distribution Date on which the Certificate Principal Amount of each Class of Subordinate Certificates has been reduced to zero.

     "Crystal Park IV": The Mortgage Loan identified as No. 7 on the Mortgage Loan Schedule.

     "Custodial Agreement": The custodial agreement, if any, from time to time in effect between the Custodian named therein and the Trustee, as the same may be amended or modified from time to time in accordance with the terms thereof.

     "Custodian": Any Custodian appointed pursuant to Section 5.08 and, unless the Trustee is Custodian, named pursuant to any Custodial Agreement. The Custodian may (but need not) be the Trustee or the Master Servicer or any Affiliate of the Trustee or the Master Servicer, but may not be the Depositor or any Affiliate thereof.

     "Cut-Off Date": October 1, 1998.

     "DCR": Duff & Phelps Credit Rating Co., or its successor in interest.

     "Default Interest": With respect to any Mortgage Loan, interest accrued on such Mortgage Loan at the excess of the related Default Rate over the sum of the related Mortgage Rate plus, if applicable, the Excess Rate for such Mortgage Loan. The Default Interest shall not be an asset of the Lower-Tier REMIC or the Upper-Tier REMIC formed hereunder.

     "Default Rate": With respect to each Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan following any event of default on such Mortgage Loan, including a default in the payment of a Monthly Payment, as such rate is set forth on the Mortgage Loan Schedule.

     "Deferred Interest": With respect to each Mortgage Loan, interest accrued on such Mortgage Loan at the related Excess Rate plus interest thereon to the extent permitted by applicable law at the related Revised Mortgage Rate. Deferred Interest shall not be an asset of the Lower-Tier REMIC or the Upper-Tier REMIC formed hereunder.

     "Deferred Interest Distribution Account": The trust account or accounts created and maintained as a separate account or accounts by the Trustee pursuant to Section 3.05(d), which shall be entitled "Norwest Bank Minnesota, National Association, as Trustee, in trust for Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Deferred Interest Distribution Account" and which must be an Eligible Account. The Deferred Interest Distribution Account shall not be an asset of the Lower-Tier REMIC or the Upper-Tier REMIC formed hereunder.

     "Deferred Interest Distribution Percentage": 14% with respect to the Class B Certificates, 18% with respect to the Class C Certificates, 20% with respect to the Class D Certificates, 24% with respect to the Class E Certificates, and 24% with respect to the Class F Certificates.

     "Denomination": As defined in Section 5.01.

     "Depositor": Morgan Stanley Capital I Inc., a Delaware corporation, and its successors and assigns.

     "Depository": The Depository Trust Company or a successor appointed by the Certificate Registrar (which appointment shall be at the direction of the Depositor if the Depositor is legally able to do so).

     "Depository Participant": A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Directing Class": Certificateholders representing 100% of the Percentage Interests of the most subordinate Class of Certificates then outstanding; provided, however, that with respect to the termination of the Special Servicer pursuant to Section 3.23(b) by the majority of the Directing Class, the Directing Class in the event that the Class A Certificates and the Class X Certificates are the only Classes outstanding, will be the Class A Certificates and the Class X Certificates together.

     "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof that are not customarily provided to tenants in connection with the rental of space "for occupancy only" within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5), the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers in the ordinary course of a trade or business or any use of such REO Property in a trade or business conducted by the Trust Fund, or the performance of any construction work on the REO Property (other than the completion of a building or improvement, where more than 10 percent of the construction of such building or improvement was completed before default became imminent), other than through an Independent Contractor; provided, however, that the Special Servicer, on behalf of the Trust Fund, shall not be considered to Directly Operate an REO Property solely because the Special Servicer, on behalf of the Trust Fund, establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property or takes other actions consistent with Section 1.856-4(b)(5)(ii) of the regulations of the United States Department of the Treasury.

     "Discount Rate": The rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

     "Disqualified  Non-U.S.  Person":  With  respect  to a Class R or  Class LR
Certificate, any Non-U.S. Person or agent thereof other than (i) a Non-U.S. Person that holds the Class R or Class LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective IRS Form 4224 or (ii) a Non-U.S. Person that has delivered to both the transferor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class R or Class LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class R or Class LR Certificate will not be disregarded for federal income tax purposes.

     "Disqualified Organization": Either (a) the United States, a State or any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit), (b) a foreign government, International Organization or agency or instrumentality of either of the foregoing, (c) an organization that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code
Section 860E(c)(1)) with respect to the Class R or Class LR Certificates (except certain farmers' cooperatives described in Code Section 521), (d) rural electric and telephone cooperatives described in Code Section 1381(a)(2), or (e) any other Person so designated by the Certificate Registrar based upon an Opinion of Counsel to the effect that any Transfer to such Person may cause the Upper-Tier REMIC or Lower-Tier REMIC to be subject to tax or to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

     "Distribution Date": The third Business Day of each month, commencing in November, 1998.

     "Due Date": With respect to any Mortgage Loan, the first day of each month, and with respect to any Distribution Date, the Due Date occurring in the month in which such Distribution Date occurs.

     "Early Termination Notice Date": Any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the sum of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     "Edens & Avant Pool I": The Mortgage Loan identified as No. 2 on the Mortgage Loan Schedule.

     "Edens & Avant Pool II": The Mortgage Loan identified as No. 6 on the Mortgage Loan Schedule.

     "Effective Maturity Date": With respect to each Mortgage Loan, the date set forth below opposite such Mortgage Loan:

     Grapevine Mills Loan                        October 1, 2008
     Edens & Avant Pool I Loan                   October 1, 2008
     Mall of New Hampshire Loan                  October 1, 2008
     Westside Pavilion Loan                      July 1, 2008
     NorthTown Mall Loan                         September 1, 2008
     Edens & Avant Pool II Loan                  October 1, 2008
     Crystal Park IV Loan                        September 1, 2008

     "Eligible Account": Either (i) an account or accounts (A) maintained with either a federal or state chartered depository institution or trust company (x) if the deposits are to be held in such account 30 days or more, the long-term unsecured debt obligations of which are rated by each of the Rating Agencies in one of its two highest rating categories (without regard to pluses or minuses) at all times, or (y) if the deposits are to be held in such account less than 30 days, the short-term unsecured debt obligations or commercial paper of which are rated by S&P and DCR in its highest rating categories at all times or (B) if the obligations of any such institution are not rated by any one or more Rating Agencies, or if they are rated in a category lower than required herein, as to which the Master Servicer or the Trustee, as applicable, has received written confirmation from each such Rating Agency that holding funds in such account would not cause such Rating Agency to qualify, withdraw or downgrade any of its ratings on the Certificates or (ii) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state chartered depository institution or trust company which is subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. ss. 9.10(b), which, in each case, has corporate trust powers, acting in its fiduciary capacity, or (iii) any other account that, as evidenced by a written confirmation from each Rating Agency, would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, which may be an account maintained with the Trustee or the Master Servicer.

     "Eligible Investor": Any of (i) a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, or (ii) an Institutional Accredited Investor.

     "Environmental Report": The environmental audit report or reports with respect to each Mortgaged Property delivered to the related Originator in connection with the origination of the related Mortgage Loan.

     "ERISA": The Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     "Escrow Account": As defined in Section 3.04(b).

     "Escrow Payment": Any payment made by any Borrower to the Master Servicer pursuant to the related Mortgage, Lock-Box Agreement, Cash Collateral Account Agreement, or Loan Agreement for the account of such Borrower for application toward the payment of taxes, insurance premiums, assessments, ground rents and similar items in respect of the related Mortgaged Property.

     "Euroclear": Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System, or its successor in such capacity.

     "Event of Default": A Master Servicer Event of Default or Special Servicer Event of Default, as applicable.

     "Excess Prepayment Interest Shortfall": With respect to any Distribution Date, the aggregate amount by which the Prepayment Interest Shortfall with respect to all Principal Prepayments received during the related Collection Period exceeds the aggregate Servicing Fee (minus the Trustee Fee) available to be paid to the Master Servicer for such Distribution Date.

     "Excess Rate": With respect to each Mortgage Loan, the excess of the related Revised Mortgage Rate over the related Mortgage Rate, each as set forth in the Mortgage Loan Schedule.

     "Exchange Act": The Securities Exchange Act of 1934, as amended.

     "Exchange Act Report": A Form 8-K, Form 10-K, Form 10-Q or Form 12b-25 to be filed with the Commission, under cover of the related form required by the Exchange Act.

     "Extended Monthly Payment": With respect to any extension of a Mortgage Loan as to which any principal balance and accrued interest remains unpaid on its Maturity Date (such unpaid amount, a "Balance"), an amount equal to (a) a deemed principal portion of a revised monthly payment (which will be calculated based on an amortization schedule which would fully amortize the applicable Balance over a term that does not extend past the date occurring two years prior to the Rated Final Distribution Date (commencing on the Maturity Date of such Mortgage Loan) and an interest rate no less than the Mortgage Rate with respect to such Mortgage Loan), and (b) interest at the applicable Default Rate; provided, however, that the Special Servicer may agree that the Extended Monthly Payments may include interest at a rate lower than the related Default Rate (but, except as otherwise provided herein, not lower than the related Mortgage
Rate).

     "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

     "FHLMC": The Federal Home Loan Mortgage Corporation, or any successor thereto.

     "Final Recovery Determination": With respect to any Specially Serviced Mortgage Loan or any Mortgage Loan subject to repurchase by MSMC pursuant to
Section 2.03(c), the recovery of all Insurance Proceeds, Liquidation Proceeds, the related Repurchase Price and other payments or recoveries (including proceeds of the final sale of any REO Property) which the Master Servicer (or in the case of a Specially Serviced Mortgage Loan, the Special Servicer), in its reasonable judgment as evidenced by a certificate of a Servicing Officer delivered to the Trustee and the Custodian (and the Master Servicer, if the certificate is from the Special Servicer), expects to be finally recoverable. The Master Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination until the earlier of (i) its termination as Master Servicer hereunder and the transfer of such records to a successor Master Servicer and (ii) five years following the termination of the Trust Fund.

     "Financial Market Publisher": Bloomberg Financial Service.

     "Financial Report": A Form 8-K including as exhibits under Item 7 of Form 8-K the financial statements and other financial information required to be filed as described in Sections 3.20 and 4.02.

     "Fixed Voting Rights Percentage": As defined in the definition of "Voting Rights."

     "FNMA": The Federal National Mortgage Association, or any successor thereto.

     "Form 8-K": A Current Report on Form 8-K under the Exchange Act, or such successor form as the Commission may specify from time to time.

     "Form 10-K": An Annual Report on Form 10-K under the Exchange Act, or such successor form as the Commission may specify from time to time.

     "Form 10-Q": A Quarterly Report on Form 10-Q under the Exchange Act, or such successor form as the Commission may specify from time to time.

     "Form 12b-25": A Notification of Late Filing required by Rule 12b-25 under the General Rules and Regulations under the Exchange Act.

     "Form 15": A Form 15 in accordance with the provisions of Rule 12b-3 under the Exchange Act, suspending the reporting obligations under the Exchange Act set forth herein.

     "Global Certificates": The Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F (to the extent issued as Private Global Certificates) and Class X Certificates.

     "Grantor Trust": A segregated asset pool within the Trust Fund consisting of the Default Interest, the Deferred Interest and amounts held from time to time in the Class Q Distribution Account and the Deferred Interest Distribution Account.

     "Grapevine Mills": The Mortgage Loan identified as No. 1 on the Mortgage Loan Schedule.

     "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., or any other environmental laws now or hereafter existing, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification which would, if classified as unusable, be included in the foregoing definition.

     "Holder": With respect to any Certificate, a Certificateholder; with respect to any Lower-Tier Regular Interest, the Trustee.

     "Indemnified Party": As defined in Section 8.05(c).

     "Indemnifying Party": As defined in Section 8.05(c).

     "Independent": When used with respect to any specified Person, any such Person who (i) does not have any direct financial interest, or any material indirect financial interest, in any of the Depositor, the Trustee, the Master Servicer, the Special Servicer, any Borrower or any Affiliate thereof, and (ii) is not connected with any such Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     "Independent Contractor": Either (i) any Person that would be an "independent contractor" with respect to the Trust Fund within the meaning of
Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class or 35% or more of the aggregate value of all Classes of Certificates), provided that the Trust Fund does not receive or derive any income from such Person and the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5) (except neither the Master Servicer nor the Special Servicer shall be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel (at the expense of the party seeking to be deemed an Independent Contractor) addressed to the Special Servicer and the Trustee has been delivered to the Trustee to that effect) or (ii) any other Person (including the Master Servicer and the Special Servicer) if the Special Servicer, on behalf of itself and the Trustee, has received an Opinion of Counsel (at the expense of the party seeking to be deemed an Independent Contractor) to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property (provided that such income would otherwise so qualify).

     "Individual Certificate": Any Certificate in definitive, fully registered form without interest coupons.

     "Institutional Accredited Investor": An entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Act, or an entity in which all the equity owners meet such requirements.

     "Insurance Proceeds": Proceeds of any fire and hazard insurance policy, title policy or other insurance policy relating to a Mortgage Loan (including any amounts paid by the Master Servicer or the Special Servicer pursuant to
Section 3.08).

     "Interest Accrual Amount": With respect to any Distribution Date and any Class of Principal Balance Certificates, an amount equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such Class on the related Certificate Principal Amount (provided, that for interest accrual purposes any distributions in reduction of Certificate Principal Amount or reductions in Certificate Principal Amount as a result of allocations of Realized Losses on the Distribution Date occurring in an Interest Accrual Period shall be deemed to have been made on the first day of such Interest Accrual Period). With respect to any Distribution Date and the Class X Certificates, an amount equal to interest for the related Interest Accrual Period at the Pass-Through Rate for such Class for such Interest Accrual Period on the Notional Amount of such Class (provided, that for interest accrual purposes any distributions in reduction of Notional Amount or reductions in Notional Amount as a result of allocations of Realized Losses on the Distribution Date occurring in an Interest Accrual Period shall be deemed to have been made on the first day of such Interest Accrual Period). Calculations of interest due in respect of the Regular Certificates shall be made on the basis of a 360-day year consisting of twelve 30-day months.

     "Interest Accrual Period": With respect to any Distribution Date and with respect to each Class of Certificates, the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period is assumed to consist of 30 days.

     "Interest Distribution Amount": With respect to any Distribution Date and each Class of Regular Certificates, an amount equal to (A) the sum of (i) the Interest Accrual Amount for such Distribution Date and (ii) the Interest Shortfall, if any, for such Distribution Date, less (B) any Excess Prepayment Interest Shortfall allocated to such Class on such Distribution Date pursuant to
Section 4.01(f).

     "Interest Reserve Account": The trust account created and maintained by the Trustee pursuant to Section 3.27, which shall be entitled "Norwest Bank Minnesota, National Association, as Trustee, in trust for Holders of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Interest Reserve Account" and which must be an Eligible Account.

     "Interest Reserve Loan": Any Mortgage Loan which has a Mortgage Rate less than or equal to 6.61%.

     "Interest Shortfall": With respect to any Distribution Date for any Class of Regular Certificates, the sum of (a) the excess, if any, of (i) the Interest Distribution Amount for such Class for the immediately preceding Distribution Date, over (ii) all distributions of interest (other than Deferred Interest) made with respect to such Class on the immediately preceding Distribution Date, and (b) to the extent permitted by applicable law, (i) other than in the case of the Class X Certificates, one month's interest on any such excess at the Pass-Through Rate applicable to such Class for the current Distribution Date and
(ii) in the case of the Class X Certificates, one month's interest on any such excess at the WAC Rate for such Distribution Date.

     "Interested Person": As of any date of determination, the Depositor, the Master Servicer, the Special Servicer, the Trustee, any Borrower, any manager of a Mortgaged Property, any Independent Contractor engaged by the Special Servicer pursuant to Section 3.17, or any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

     "Investment Account": As defined in Section 3.07(a).

     "Investment Representation Letter": As defined in Section 5.02(c)(i)(A).

     "IRS": The Internal Revenue Service.

     "Liquidation Expenses": Expenses incurred by the Master Servicer, the Special Servicer, and the Trustee in connection with the liquidation of any Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions, and conveyance taxes) and any Property Protection Expenses incurred with respect to such Mortgage Loan or such property including interest on the related Property Advances at the Advance Rate not previously reimbursed from collections or other proceeds therefrom.

     "Liquidation Fee": With respect to any Mortgage Loan or REO Property which is sold or transferred or otherwise liquidated, an amount equal to 0.75% of the amount equal to (a) the Liquidation Proceeds of such Mortgage Loan or REO Property (other than any such proceeds specified in clause (i) of the definition of Liquidation Proceeds) minus (b) any broker's commission and related brokerage referral fees.

     "Liquidation Proceeds": The amount (other than Insurance Proceeds) received in connection with (i) the taking of a Mortgaged Property (or portion thereof) by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a Specially Serviced Mortgage Loan through a trustee's sale, foreclosure sale or otherwise or (iii) a sale of a Mortgage Loan or an REO Property in accordance with Section 3.18 or Section 9.01.

     "Loan Agreement": With respect to any Mortgage Loan, the loan agreement, if any, between the related Originator and the Borrower, pursuant to which such Mortgage Loan was made.

     "Loan Documents": With respect to any Mortgage Loan, the documents executed or delivered in connection with the origination of such Mortgage Loan or subsequently added to the related Mortgage File.

     "Loan Number": With respect to any Mortgage Loan, the loan number by which such Mortgage Loan was identified on the books and records of the Depositor or any sub-servicer for the Depositor, as set forth in the Mortgage Loan Schedule.

     "Loan Sale Agreement": The Loan Sale Agreement, dated as of the Cut-Off Date, by and between the Depositor and MSMC, a copy of which is attached hereto as Exhibit G.

     "Lock-Box Account": With respect to any Mortgaged Property, if applicable, any account created pursuant to any documents relating to a Mortgage Loan to receive rental or other income generated by the Mortgaged Property. Any Lock-Box Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive the reinvestment income or gain thereon in accordance with the terms and provisions of the related Mortgage Loan and
Section 3.07, which Person shall be taxed on all reinvestment income or gain thereon. With respect to any Mortgage Loan as to which there is a Lock-Box Account but not a separate Cash Collateral Account, (i) the Master Servicer shall be permitted to make withdrawals from the related Lock-Box Account for deposit into the Collection Account and (ii) to the extent not inconsistent with the related Mortgage Loan, each such Lock-Box Account shall be an Eligible Account.

     "Lock-Box Agreement": With respect to any Mortgage Loan, the lock-box or other similar agreement, if any, between the related Originator and the Borrower, pursuant to which the related Lock-Box Account, if any, may have been established.

     "Lock-out Period": With respect to any Mortgage Loan, the period of time, if any, specified in the related Loan Documents during which voluntary prepayments by the related Borrower are prohibited.

     "Lower-Tier Distribution Account": The account or accounts created and maintained as a separate account or accounts by the Trustee pursuant to Section 3.05(b), which shall be entitled "Norwest Bank Minnesota, National Association, as Trustee, in trust for Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Lower-Tier Distribution Account" and which must be an Eligible Account.

     "Lower-Tier Regular Interests": The Class LA-1, Class LA-2, Class LB, Class LC, Class LD, Class LE and Class LF Interests.

     "Lower-Tier REMIC": A segregated asset pool within the Trust Fund consisting of the Mortgage Loans (exclusive of Default Interest and Deferred Interest), collections thereon, any REO Property acquired in respect thereof and all proceeds of such REO Property, other property of the Trust Fund related thereto, and amounts held in respect thereof from time to time in the Collection Account and the Lower-Tier Distribution Account.

     "MAI": Member of the Appraisal Institute.

     "Mall of New Hampshire": The Mortgage Loan identified as No. 3 on the Mortgage Loan Schedule.

     "Management Agreement": With respect to any Mortgage Loan, any management agreement, by and between any Manager with respect to any related Mortgaged Property and the related Borrower, or any successor management agreement between such parties.

     "Manager": With respect to any Mortgage Loan, any property manager or property managers for the related Mortgaged Property or Mortgaged Properties.

     "Master Servicer": Midland Loan Services, Inc., a Delaware corporation or its successor in interest, or any successor Master Servicer appointed as herein provided.

     "Master Servicer Event of Default": As defined in Section 7.01(a).

     "Master Servicer Remittance Date": With respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

     "Master Servicer Remittance Report": A report prepared by the Master Servicer in such media as may be agreed upon by the Master Servicer and the Trustee containing such information regarding the Mortgage Loans as will permit the Trustee to calculate the amounts to be distributed pursuant to Section 4.01 and to furnish statements to Certificateholders pursuant to Section 4.02 and containing such additional information as the Master Servicer and the Trustee may from time to time agree.

     "Maturity Date": With respect to each Mortgage Loan, the maturity date as set forth on the Mortgage Loan Schedule.

     "Monthly Distribution Statement": As defined in Section 4.02(a).

     "Monthly Payment": With respect to any Mortgage Loan (other than any REO Mortgage Loan) and any Due Date, the scheduled monthly payment of principal (if any) and interest at the related Mortgage Rate, which is payable by the related Borrower on such Due Date under the related Note or Notes, but not including any Balloon Payment. The Monthly Payment with respect to (i) an REO Mortgage Loan, or (ii) any Mortgage Loan which is delinquent at its maturity date and with respect to which the Special Servicer does not enter into an extension, is the monthly payment that would otherwise have been payable on the related Due Date had the related Note not been discharged or the related maturity date had not been reached, as the case may be, determined as set forth in the preceding sentence and on the assumption that all other amounts, if any, due thereunder are paid when due.

     "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest in a Mortgaged Property securing a Note.

     "Mortgage File": With respect to any Mortgage Loan, the mortgage documents listed in Section 2.01(i) through (xvi) pertaining to such particular Mortgage Loan and any additional documents required to be added to such Mortgage File pursuant to the express provisions of this Agreement.

     "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 and from time to time held in the Trust Fund, the mortgage loans originally so transferred, assigned and held being identified on the Mortgage Loan Schedule as of the Cut-Off Date. Such term shall include any REO Mortgage Loan or defeased Mortgage Loan.

     "Mortgage Loan Schedule": The list of Mortgage Loans included in the Trust Fund as of the Closing Date being attached hereto as Exhibit B, which list shall set forth the following information with respect to each Mortgage Loan:

     (a) the Borrower's name;

     (b) the Monthly Payment in effect as of the Cut-Off Date;

     (c) the Mortgage Rate (separately identifying the Default Rate, the Excess Rate and the Revised Mortgage Rate, if any), including the interest calculation convention (i.e., "30/360" or "actual/360");

     (d) the Net Mortgage Rate in effect at the Cut-Off Date;

     (e) the original principal balance;

     (f) the original term to stated maturity, remaining term to stated maturity, and Maturity Date;

     (g) the original and remaining amortization terms;

     (h) the Stated Principal Balance as of the Cut-Off Date;

     (i) the loan-to-value ratio as of the Cut-Off Date;

     (j) the applicable Servicing Fee Rate;

     (k) the applicable Loan Number; and

     (l) the number of Mortgaged Properties securing such Mortgage Loan.

     The Mortgage Loan Schedule shall also set forth the total of the amounts described under clauses (b) and (h) above for all of the Mortgage Loans.

     "Mortgage Rate": With respect to any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan as stated in the related Note, in each case without giving effect to the Excess Rate or the Default Rate with respect to any Mortgage Loan. Notwithstanding the foregoing, if any Mortgage Loan does not accrue interest on the basis of a 360-day year consisting of twelve 30-day months, then, for purposes of calculating Pass-Through Rates, the Mortgage Rate of such Mortgage Loan for any one-month period preceding a related Due Date shall be a per annum rate equal to the Mortgage Rate thereof multiplied by a fraction, the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 30; provided however, that with respect to each Interest Reserve Loan (as defined herein), (i) the Mortgage Rate for the Collection Period preceding the Due Dates in (a) January and February in each year that is not a leap year or (b) in February only in each year that is a leap year, will be determined net of the Withheld Amounts and (ii) the Mortgage Rate for the Collection Period preceding the Due Dates in March for each related Interest Reserve Loan will be determined after taking into account the addition of the Withheld Amounts with respect to each such Mortgage Loan.

     "Mortgaged Property": The underlying property or in the case of a Mortgage Loan secured by multiple properties, any one of the underlying properties, securing a Mortgage Loan, including any REO Property, consisting of a fee simple estate, and, with respect to certain Mortgage Loans, a leasehold estate, or both a leasehold estate and a fee simple estate, or a leasehold estate in a portion of the property and a fee simple estate in the remainder, in one or more parcels of land improved by a commercial or multifamily property, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

     "MSMC": Morgan Stanley Mortgage Capital Inc., a New York corporation.

     "Net Default Interest": As defined in Section 3.05(c).

     "Net Insurance Proceeds": Insurance Proceeds, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Borrower in accordance with the express requirements of the Mortgage or Note or other Loan Documents included in the Mortgage File or in accordance with prudent and customary servicing practices.

     "Net Liquidation Proceeds": The Liquidation Proceeds received with respect to any Mortgage Loan net of the amount of (i) Liquidation Expenses incurred with respect thereto and, (ii) with respect to proceeds received in connection with the taking of a Mortgaged Property (or portion thereof) by the power of eminent domain in condemnation, amounts required to be applied to the restoration or repair of the related Mortgaged Property.

     "Net Mortgage Rate": With respect to any Mortgage Loan and any Distribution Date, the per annum rate equal to the Mortgage Rate for such Mortgage Loan minus the related Servicing Fee Rate; provided, however, that for purposes of calculating any Pass-Through Rate, the Net Mortgage Rate of such Mortgage Loan shall be determined without regard to any modification, waiver or amendment of the terms of such Mortgage Loan, whether agreed to by the Special Servicer or resulting from bankruptcy, insolvency or similar proceeding involving the related Borrower.

     "Net REO Proceeds": With respect to each REO Property and any related REO Mortgage Loan, REO Proceeds with respect to such REO Property or REO Mortgage Loan net of any insurance premiums, taxes, assessments, ground rents and other costs and expenses permitted to be paid therefrom pursuant to Section 3.17(b) of this Agreement.

     "New Lease": Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

     "Non-U.S. Person": A person that is not a U.S. Person.

     "Nonrecoverable Advance": Any portion of an Advance proposed to be made or previously made which has not been previously reimbursed to the Master Servicer, the Special Servicer or the Trustee, as applicable, and which, in the good faith business judgment of the Master Servicer, the Special Servicer or the Trustee, as applicable, will not or, in the case of a proposed Advance, would not be ultimately recoverable from late payments, Insurance Proceeds, Liquidation Proceeds and other collections on or in respect of the related Mortgage Loan. The judgment or determination by the Master Servicer, the Special Servicer or the Trustee that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced in the case of the Master Servicer or Special Servicer, by a certificate of a Servicing Officer delivered to the Trustee, the Depositor and, in the case of the Special Servicer, to the Master Servicer, and in the case of the Trustee, by a certificate of a Responsible Officer of the Trustee delivered to the Depositor, which in each case sets forth such judgment or determination and the procedures and considerations of the Master Servicer, Special Servicer, or Trustee, as applicable, forming the basis of such determination (including, but not limited to, information selected by the person making such judgment or determination in its good faith discretion, such as related income and expense statements, rent rolls, occupancy status, property inspections, Master Servicer, Special Servicer or Trustee inquiries, third party engineering and environmental reports, and an appraisal conducted by an MAI appraiser in accordance with MAI standards or any Updated Appraisal thereof conducted within the past 12 months; copies of such documents to be included with the certificate of a Responsible Officer). Any determination of non-recoverability made by the Master Servicer may be made without regard to any value determination made by the Special Servicer other than pursuant to an Updated Appraisal. Any determination by the Master Servicer or Special Servicer that an Advance is non-recoverable or would be non-recoverable if made, may be conclusively relied upon by the Trustee.

     "NorthTown Mall": The Mortgage Loan identified as No. 5 on the Mortgage Loan Schedule.

     "Norwest Fund": As defined in the definition of "Permitted Investments."

     "Note": With respect to any Mortgage Loan as of any date of determination, the note or other evidence of indebtedness and/or agreements evidencing the indebtedness of a Borrower under such Mortgage Loan, including any amendments or modifications, or any renewal or substitution notes, as of such date.

     "Notice of Termination": Any of the notices given to the Trustee by the Master Servicer, the Depositor or any Holder of a Class LR Certificate pursuant to Section 9.01(c).

     "Notional Amount": In the case of the Class X Certificates, the Class X Notional Amount. In the case of any Component, as set forth in the applicable definition thereof.

     "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President (however denominated) and by the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries, any Trust Officer or other officer of the Master Servicer or the Special Servicer, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, or an authorized officer of the Depositor, and delivered to the Depositor, the Trustee or the Master Servicer, as the case may be.

     "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Depositor, the Special Servicer or the Master Servicer, as the case may be, acceptable to the Trustee, except that any opinion of counsel relating to (a) qualification of the Upper-Tier REMIC or Lower-Tier REMIC as a REMIC or the imposition of tax under the REMIC Provisions on any income or property of either REMIC, (b) compliance with the REMIC Provisions (including application of the definition of "Independent Contractor"), (c) qualification of the Grantor Trust as a grantor trust or (d) a resignation of the Master Servicer pursuant to Section 6.04, must be an opinion of counsel who is Independent of the Depositor, the Special Servicer and the Master Servicer.

     "Originator": Secore.

     "Ownership Interest": Any record or beneficial interest in a Class R or Class LR Certificate.

     "P&I  Advance":  As to any  Mortgage  Loan,  any advance made by the Master
Servicer,  pursuant  to Section  4.06(b)(iii),  or by the  Trustee,  pursuant to
Section 4.06(e). Each reference to the payment or reimbursement of a P&I Advance shall be deemed to include, whether or not specifically referred to but without duplication, payment or reimbursement of interest thereon at the Advance Rate through the date of payment or reimbursement.

     "Pass-Through Rate": Each of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class X Pass-Through Rate, the Class B Pass-Through Rate, the Class C Pass-Through Rate, the Class D Pass-Through Rate, the Class E
Pass-Through Rate, the Class F Pass-Through Rate, and any of the Component Pass-Through Rates. The Class Q, Class R and Class LR Certificates do not have Pass-Through Rates.

     "Paying Agent": The paying agent appointed pursuant to Section 5.04.

     "Percentage Interest": As to any Certificate, the percentage interest evidenced thereby in distributions required to be made with respect to the related Class. With respect to any Certificate (except the Class Q, Class R and Class LR Certificates), the Percentage Interest is equal to the initial denomination of such Certificate divided by the initial Certificate Principal Amount or Notional Amount, as applicable, of such Class of Certificates. With respect to any Class Q, Class R or Class LR Certificate, the percentage interest is set forth on the face thereof.

     "Permitted Investments": Any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the date upon which such funds are required to be drawn, regardless of whether issued by the Depositor, the Master Servicer, the Trustee or any of their respective Affiliates and having at all times the required ratings, if any, provided for in this definition, unless each Rating Agency shall have confirmed in writing to the Master Servicer that a lower rating would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates:

     (i) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

     (ii) Federal Housing Administration debentures;

     (iii)obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must
          (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

     (iv) federal funds, unsecured certificates of deposit, time or similar deposits, bankers' acceptances and repurchase agreements, with maturities of not more than 365 days, of any bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if permitted by the related Mortgage Loan, if not rated by S&P or DCR, otherwise acceptable to S&P or DCR, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates); provided, however, that the investments described in this clause must
          (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

     (v) fully Federal Deposit Insurance Corporation-insured demand and time deposits in (or, if maturing in less than 30 days, in certificates of deposit of, or bankers' acceptances issued by) any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if permitted by the related Mortgage Loan, if not rated by S&P or DCR, otherwise acceptable to S&P or DCR, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates); provided, however, that the investments described in this clause must
          (A) have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

     (vi) debt obligations with maturities of not more than 365 days rated by each Rating Agency (or, if permitted by the related Mortgage Loan, if not rated by S&P or DCR, otherwise acceptable to S&P or DCR, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates) in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change,
          (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

     (vii)commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and that is rated by each Rating Agency (or, if permitted by the related Mortgage Loan, if not rated by S&P or DCR, otherwise acceptable to S&P or DCR, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change,
          (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

     (viii) the Federated Prime Obligation Money Market Fund (the "Fund") and the Norwest Advantage U.S. Government Money Market Fund, or any successor to such fund (the "Norwest Fund"), so long as the Fund or the Norwest Fund, as applicable, is rated by each Rating Agency in its highest ratings category applicable to money market funds (or, if not rated by S&P or DCR, otherwise acceptable to S&P or DCR, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates); and

     (ix) any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, provided that each Rating Agency has confirmed in writing to the Master Servicer, Special Servicer or Trustee, as applicable, that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates;

provided, however, that, in each case, if the investment is rated by S&P, it shall not have an "r" highlighter affixed to its ratings from S&P; provided further, however, that, in the judgment of the Master Servicer, such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

     Notwithstanding the foregoing, to the extent that the Loan Documents with respect to a particular Mortgage Loan require the funds in the related Borrower Accounts to be invested in investments other than those itemized in clause (i) through (ix) above, the Master Servicer shall invest the funds in such Borrower Accounts in accordance with the terms of the related Loan Documents.

     "Permitted Transferee": With respect to a Class R or Class LR Certificate, any Person that is a Qualified Institutional Buyer other than (a) a Disqualified Organization, (b) any other Person so designated by the Certificate Registrar based upon an Opinion of Counsel (provided at the expense of such Person or the Person requesting the Transfer) to the effect that the Transfer of an Ownership Interest in any Class R or Class LR Certificate to such Person may cause the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding, (c) a Person that is a Disqualified Non-U.S. Person and (d) a Plan or any Person investing the assets of a Plan.

     "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Plan": As defined in Section 5.02(k).

     "Prepayment Assumption": The assumption that each of the Mortgage Loans prepays on its respective Effective Maturity Date.

     "Prepayment Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, an amount equal to the amount of any shortfall in collections of interest, adjusted to the applicable Net Mortgage Rate, resulting from a Principal Prepayment on such Mortgage Loan during the related Collection Period and prior to the Due Date in such Collection Period.

     "Prepayment Premium": Payments received on a Mortgage Loan as the result of the receipt of certain Unscheduled Payments (other than an amount paid in connection with the release of the related Mortgaged Property through defeasance), which are intended to compensate the holder of the related Note for prepayment.

     "Principal Balance Certificates": The Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates collectively.

     "Principal Distribution Amount": For any Distribution Date, the sum, without duplication, of:

     (i) the principal component of all scheduled Monthly Payments (other than Balloon Payments) which become due on the Due Date immediately preceding such Distribution Date (if received, or advanced by the Master Servicer, the Special Servicer or Trustee, in respect of such Distribution Date) with respect to the Mortgage Loans;

     (ii) the principal component of all Extended Monthly Payments due on the related Due Date (if received, or advanced by the Master Servicer, the Special Servicer or Trustee, in respect of such Distribution Date) with respect to the Mortgage Loans;

     (iii)the principal component of any payments (including any Balloon Payment) on any Mortgage Loan received on or after the Maturity Date thereof in the related Collection Period; and

     (iv) the portion of Unscheduled Payments allocable to principal of any Mortgage Loan received or applied during the related Collection Period, net of the principal portion of any unreimbursed P&I Advances related to such Mortgage Loan.

     The principal component of the amounts set forth above shall be determined in accordance with Section 1.02 hereof.

     "Principal Prepayment": Any payment of principal made by a Borrower on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment other than any amount paid in connection with the release of the related Mortgaged Property through defeasance.

     "Private Global Certificate": As defined in Section 5.01 hereof.

     "Property Advance": As to any Mortgage Loan, any advance made by the Master Servicer, Special Servicer or the Trustee in respect of Property Protection Expenses or any expenses incurred to protect, preserve and enforce the security for a Mortgage Loan or taxes and assessments or insurance premiums, pursuant to
Section 3.04, Section 3.08 or Section 3.22, as applicable. Each reference to the payment or reimbursement of a Property Advance shall be deemed to include, whether or not specifically referred to but without duplication, payment or reimbursement of interest thereon at the Advance Rate from and including the date of the making of such Advance through and including the date of payment or reimbursement.

     "Property Protection Expenses": Any costs and expenses incurred by the Master Servicer or the Special Servicer pursuant to Sections 3.04, 3.08, 3.10(a), 3.10(b), 3.10(f), 3.10(g), 3.10(i) and 3.17(b) or indicated herein as being a cost or expense to be advanced by the Master Servicer or the Special Servicer, as applicable.

     "Public Global Certificate": Each of the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates so long as any such Class of Certificates is registered in the name of a nominee of the Depository.

     "Qualified Institutional Buyer" or "QIB": A qualified institutional buyer within the meaning of Rule 144A.

     "Qualified Insurer": As used in Sections 3.08 and 5.08, in the case of (i) all policies not referred to in clause (ii) below, an insurance company or security or bonding company qualified to write the related insurance policy in the relevant jurisdiction and whose claims paying ability is rated in one of the two highest applicable rating categories by S&P and DCR, and (ii) in the case of the fidelity bond and the errors and omissions insurance required to be maintained pursuant to Section 3.08(c), an insurance company or security or bonding company having a claim paying ability rated by each Rating Agency (and if such company is not rated by DCR, is otherwise acceptable to DCR) no lower than two ratings categories (without regard to pluses or minuses) lower than the highest rating of any outstanding Class of Certificates from time to time, but in no event lower than "A" by DCR and S&P, unless in the case where such insurance is not rated by one or more Rating Agencies or where such insurance has a claims paying ability rated by one or more Rating Agencies in a rating category lower than required herein, each such Rating Agency has confirmed in writing that obtaining the related insurance from an insurance company that is not rated by such Rating Agency (subject to the foregoing exceptions) or that has a lower claims paying ability than such requirements shall not result, in and of itself, in a downgrade, qualification or withdrawal of the then current ratings by such Rating Agency to any Class of Certificates.

     "Qualified Mortgage": A Mortgage Loan that is a "qualified mortgage" within the meaning of Code Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision).

     "Rated Final Distribution Date": The Distribution Date occurring in October 2034.

     "Rating Agency": Either of DCR or S&P. References herein to the highest long-term unsecured debt rating category of DCR and S&P shall mean "AAA" and in the case of any other rating agency shall mean such highest rating category or better without regard to any plus or minus or numerical qualification.

     "Real Property": Land or improvements thereon such as buildings or other inherently permanent structures thereon (including items that are structural components of the buildings or structures), in each such case as such terms are used in the REMIC Provisions.

     "Realized Loss": With respect to any Distribution Date, the amount, if any, by which the aggregate Certificate Principal Amount of the Certificates after giving effect to distributions on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to any payments of principal received or advanced with respect to the Due Date occurring immediately prior to such Distribution Date.

     "Reassignment  of Assignment of Leases,  Rents and Profits":  As defined in
Section 2.01(viii).

     "Record Date": With respect to each Distribution Date and each Class of Certificates, the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day.

     "Regular Certificates": The Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E and Class F Certificates.

     "Regulation D": Regulation D under the Act.

     "Regulation S": Regulation S under the Act.

     "Regulation S Global Certificate": As defined in Section 5.01.

     "Regulation S Investor": With respect to a transferee of an interest in a Regulation S Global Certificate, a transferee that acquires such interest pursuant to Regulation S.

     "Regulation S Transfer Certificate": As defined in Section 5.02(c)(i)(B).

     "Related Certificate" and "Related Lower-Tier Regular Interest": For any Class of Lower-Tier Regular Interest, the related Class of Certificates set forth below, and for any Class of Certificates (other than the Class X, Class Q, Class R and Class LR Certificates), the related Class of Lower-Tier Regular Interest set forth below:

                                                Related Lower-Tier
          Related Certificate                   Regular Interest
          -------------------                   ----------------
          Class A-1.........................    Class LA-1
          Class A-2.........................    Class LA-2
          Class B...........................    Class LB
          Class C...........................    Class LC
          Class D...........................    Class LD
          Class E...........................    Class LE
          Class F...........................    Class LF


     "REMIC": A "real estate mortgage  investment conduit" within the meaning of
Section 860D of the Code.

     "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations (including any applicable proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code, which income, subject to the terms and conditions of that Section of the Code in its present form, does not include:

     (i) except as provided in Section 856(d)(4) or (6) of the Code, any amount received or accrued, directly or indirectly, with respect to such REO Property, if the determination of such amount depends in whole or in part on the income or profits derived by any Person from such property (unless such amount is a fixed percentage or percentages of receipts or sales and otherwise constitutes Rents from Real Property);

     (ii) any amount received or accrued, directly or indirectly, from any Person if the Trust Fund owns directly or indirectly (including by attribution) a ten percent or greater interest in such Person determined in accordance with Sections 856(d)(2)(B) and (d)(5) of the Code;

     (iii)any amount received or accrued, directly or indirectly, with respect to such REO Property if any Person Directly Operates such REO Property;

     (iv) any amount charged for services that are not customarily furnished in connection with the rental of property to tenants in buildings of a similar class in the same geographic market as such REO Property within the meaning of Treasury Regulations Section 1.856-4(b)(1) (whether or not such charges are separately stated); and

     (v) rent attributable to personal property unless such personal property is leased under, or in connection with, the lease of such REO Property and, for any taxable year of the Trust Fund, such rent is no greater than 15 percent of the total rent received or accrued under, or in connection with, the lease.

     "REO Account": As defined in Section 3.17(b).

     "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has become an REO Property.

     "REO Proceeds": With respect to any REO Property and the related REO Mortgage Loan, all revenues received by the Special Servicer with respect to such REO Property or REO Mortgage Loan which do not constitute Liquidation Proceeds.

     "REO Property": A Mortgaged Property title to which has been acquired by the Special Servicer on behalf of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise.

     "Repurchase Price": With respect to a Mortgage Loan, the sum of:

     (i) the outstanding principal balance of such Mortgage Loan as of the date of purchase;

     (ii) all accrued and unpaid interest on such Mortgage Loan at the related Mortgage Rate, in effect from time to time, to but not including the Due Date in the Collection Period of purchase;

     (iii)all related unreimbursed Property Advances plus accrued and unpaid interest on all related Advances at the Advance Rate (to the extent provided hereunder), and accrued and unpaid Special Servicing Fees allocable to such Mortgage Loan; and

     (iv) all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Depositor and the Trustee in respect of the breach giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation, which are reimbursable to such parties pursuant to the terms herein.

     "Request for Release": A request for a release signed by a Servicing Officer, substantially in the form of Exhibit E hereto.

     "Reserve Accounts": With respect to any Mortgage Loan, reserve accounts, if any, established pursuant to the Mortgage or the Loan Agreement and any Escrow Account. Any Reserve Account shall be beneficially owned for federal income tax purposes by the Person who is entitled to receive the reinvestment income or gain thereon in accordance with the terms and provisions of the related Mortgage Loan and Section 3.07, which Person shall be taxed on all reinvestment income or gain thereon. To the extent not inconsistent with the related Mortgage Loan, each such Reserve Account shall be an Eligible Account.

     "Residual Certificates": The Class R and Class LR Certificates.

     "Responsible Officer": Any officer of the Corporate Trust Department of the Trustee (and, in the event that the Trustee is not the Certificate Registrar or the Paying Agent, of the Certificate Registrar or the Paying Agent, as applicable) assigned to the Corporate Trust Office with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name and specimen signature appears on a list of corporate trust officers furnished to the Master Servicer by the Trustee, as such list may from time to time be amended.

     "Restricted Certificate": As defined in Section 5.02(k).

     "Revised Mortgage Rate": With respect to any Mortgage Loan, the revised Mortgage Rate on each such Mortgage Loan (in the absence of a default), as set forth on the Mortgage Loan Schedule.

     "Rule 144A": Rule 144A under the Act.

     "Rule 144A Global Certificates": As defined in Section 5.01.

     "S&P": Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

     "Scheduled Final Distribution Date": The Distribution Date occurring in October 2032.

     "Secore": Secore Financial Corporation, a Pennsylvania corporation.

     "Securities Legend": With respect to each Private Global Certificate, Residual Certificate or any Individual Certificate, the legend set forth in, and substantially in the form of, Exhibit F hereto.

     "Servicing Fee": With respect to each Mortgage Loan and for any Distribution Date, an amount equal to the product of (i) the Servicing Fee Rate (converted to a monthly rate) and (ii) the Stated Principal Balance of such Mortgage Loan; provided, that such amounts shall be computed on the basis of the same principal amount and, in connection with any partial interest payment, for the same period respecting which any related interest payment due or deemed due on the related Mortgage Loan is computed. Such amount includes the compensation payable to the Master Servicer and the Trustee Fee. With respect to any Distribution Date, to the extent that there are Prepayment Interest Shortfalls with respect to Principal Prepayments received during the related Collection Period, the Servicing Fee which the Master Servicer would otherwise be entitled to with respect to all the Mortgage Loans for such Distribution Date (but not the fees payable to the Special Servicer and the Trustee), shall be reduced (but not below zero) up to the amount sufficient to fully offset such Prepayment Interest Shortfalls.

     "Servicing Fee Rate": A rate equal to: 0.028% per annum.

     "Servicing Officer": Any officer or employee of the Master Servicer or the Special Servicer, as applicable, involved in, or responsible for, the administration and servicing of the Mortgage Loans or this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's or employee's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Servicing Officer, such an officer or employee whose name and specimen signature appears on a list of servicing officers furnished to the Trustee by the Master Servicer or the Special Servicer, as applicable, as such list may from time to time be amended by the Master Servicer or the Special Servicer, as applicable.

     "Servicing Standard": With respect to the Master Servicer or Special Servicer shall mean the servicing of the Mortgage Loans by the Master Servicer or Special Servicer in the best interests of and for the sole benefit of all of the Certificateholders (as determined by the Master Servicer or Special Servicer as the case may be, in the exercise of its good faith and reasonable judgment) and in accordance with applicable law, the specific terms of the respective Mortgage Loans and this Agreement and to the extent not inconsistent with the foregoing, in the same manner in which, and with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage lenders servicing their own loans and to the maximization of the net present value of the Mortgage Loans, or the same care, skill, prudence and diligence which the Master Servicer and Special Servicer uses for loans serviced for their own account, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible hereunder, and in each event with a view to the timely collection of all scheduled payments of principal and interest under the Mortgage Loans or, if a Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collection that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate), but in any case without regard to:

     (i) any known relationship that the Master Servicer, the Special Servicer or any Affiliate of the Master Servicer or the Special Servicer may have with any Borrower or any other parties to this Agreement;

     (ii) the ownership of any Certificate by the Master Servicer, the Special Servicer or any Affiliate of the Master Servicer or Special Servicer, as applicable;

     (iii)the  Master  Servicer's  or  Special  Servicer's  obligation  to  make
          Advances;

     (iv) the right of the Master Servicer (or any Affiliate thereof) or the Special Servicer (or any Affiliate thereof), as the case may be, to receive reimbursement of costs, or the sufficiency of any compensation for its services hereunder or with respect to any particular transaction;

     (v) the ownership, servicing or management for others or itself, by the Master Servicer or the Special Servicer of any other mortgage loans or properties; or

     (vi) any obligation of the Master Servicer or Special Servicer, if it is also an Originator, to pay any indemnity with respect to or repurchase of any Mortgage Loan.

     "Similar Law": As defined in Section 5.02(k).

     "Special Event Report": As defined in Section 3.20.

     "Special Servicer": Midland Loan Services, Inc., or any successor Special Servicer appointed as provided herein.

     "Special Servicer Event of Default": As defined in Section 7.01(b).

     "Special Servicer's Appraisal Estimate": As defined in the definition of Appraisal Reduction Amount.

     "Special Servicing Compensation": With respect to any Mortgage Loan, any of the Special Servicing Fee, the Special Servicing Rehabilitation Fee, and the Liquidation Fee which shall be due to the Special Servicer.

     "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and any Distribution Date, an amount per Interest Accrual Period equal to the product of (i) one-twelfth of the Special Servicing Fee Rate and (ii) the Stated Principal Balance of such Specially Serviced Mortgage Loan; provided, that such amounts shall be computed on the basis of the same principal amount, in connection with any partial interest payment, and for the same period respecting which any related interest payment due or deemed due on the related Mortgage Loan is computed; provided further, that such fee for the first Interest Accrual Period shall be appropriately prorated to reflect the fact that the first Interest Accrual Period is less than a full month.

     "Special Servicing Fee Rate": A rate equal to 0.15% per annum.

     "Special Servicing Rehabilitation Fee": As to any Mortgage Loan that has been a Specially Serviced Mortgage Loan, on the occasion that such Mortgage Loan has not been a Specially Serviced Mortgage Loan for three consecutive Collection Periods (or 12 consecutive Collection Periods in the case of any Mortgage Loan which became a Specially Serviced Mortgage Loan as a result of circumstances described in clauses (iii) through (vii) of the definition thereof), an amount equal to 0.75% of the highest Stated Principal Balance of such Mortgage Loan while it was a Specially Serviced Mortgage Loan; provided, however, that such Special Servicing Rehabilitation Fee shall be due only once for each Mortgage Loan during the term of this Agreement.

     "Specially Serviced Mortgage Loan": Subject to Section 3.24, any Mortgage Loan with respect to which:

     (i) the related Borrower has not made two consecutive Monthly Payments (and has not cured at least one such Delinquency by the next Due Date under such Mortgage Loan);

     (ii) the Master Servicer or the Trustee, individually or collectively, have made four consecutive P&I Advances (regardless of whether such P&I Advances have been reimbursed), other than any P&I Advance with respect to which the related Monthly Payment was received during the related grace period specified in the applicable Loan Documents;

     (iii)the  related   Borrower  has  expressed  to  the  Master  Servicer  an
          inability to pay or a hardship in paying the Mortgage Loan in accordance with its terms;

     (iv) the Master Servicer has received notice that the Borrower has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing the inability to pay its debts as they come due or made an assignment for the benefit of creditors;

     (v) the Master Servicer has received notice of a foreclosure or threatened foreclosure of any lien on the Mortgaged Property securing the Mortgage Loan;

     (vi) a default (A) of which the Master Servicer has notice (other than a failure by the Borrower to pay principal or interest) and (B) which materially and adversely affects the interests of the Certificateholders has occurred, and remained unremedied for the applicable grace period specified in the Mortgage Loan (or, if no grace period is specified, 60 days); provided that a default requiring a Property Advance shall be deemed to materially and adversely affect the interests of the Certificateholders; or

     (vii)in the opinion of the Master Servicer (consistent with the Servicing Standard) a default under a Mortgage Loan is imminent and such Mortgage Loan deserves the attention of the Special Servicer;

          provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan:

     (a) with respect to the circumstances described in clause (i) and (ii) above, when the Borrower thereunder has brought the Mortgage Loan current and thereafter made three consecutive full and timely Monthly Payments including pursuant to any workout of the Mortgage Loan;

     (b) with respect to the circumstances described in clause (iii), (iv), (v) and (vii) above, when such circumstances cease to exist in the good faith judgment of the Master Servicer; or

     (c) with respect to the circumstances described in clause (vi) above, when such default is cured;

provided,  in any case, that at that time no circumstance  identified in clauses
(i) through (vii) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

     "Startup Day": The day designated as such pursuant to Section 2.06(a) hereof.

     "Stated Principal Balance": With respect to any Mortgage Loan at any date of determination, an amount equal to (a) the principal balance as of the Cut-Off Date of such Mortgage Loan, minus (b) the sum of (i) the principal portion of each Monthly Payment or, if applicable, Extended Monthly Payment due on such Mortgage Loan after the Cut-Off Date and prior to such date of determination, if received from the Borrower or advanced by the Master Servicer or Trustee, (ii) all Balloon Payments, voluntary and involuntary principal prepayments and other unscheduled collections of principal received with respect to such Mortgage Loan, to the extent distributed to Certificateholders or applied to other payments required under this Agreement before such date of determination and
(iii) any adjustment to the principal balance of such Mortgage Loan as a result of a reduction of principal by a bankruptcy court or as a result of a modification reducing the principal amount due on such Mortgage Loan. The Stated Principal Balance of a Mortgage Loan with respect to which title to the related Mortgaged Property has been acquired by the Trust Fund is equal to the principal balance thereof outstanding on the date on which such title is acquired less any Net REO Proceeds allocated to principal on such Mortgage Loan. The Stated Principal Balance of a Specially Serviced Mortgage Loan with respect to which the Special Servicer has made a Final Recovery Determination is zero.

     "Sub-servicing Agreements": As defined in Section 3.01(c).

     "Subordinate Certificates": Any of the Class B, Class C, Class D, Class E and Class F Certificates.

     "Successor Manager": As defined in Section 3.19(b).

     "Summary Report": A quarterly report or annual summary of quarterly reports setting forth the information with respect to the Borrowers and Mortgaged Properties, substantially in the form of Exhibit H hereto.

     "Tax Returns": The federal income tax returns on IRS Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of the Upper-Tier REMIC or Lower-Tier REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the IRS or any other governmental taxing authority under any applicable provisions of federal tax laws or Applicable State and Local Tax Laws.

     "Terminated Party": As defined in Section 7.01(c).

     "Termination Date": The Distribution Date on which the Trust Fund is terminated pursuant to Section 9.01.

     "Transfer": Any direct or indirect transfer or other form of assignment of any Ownership Interest in a Class R or Class LR Certificate.

     "Transferee Affidavit": As defined in Section 5.02(l)(ii).

     "Transferor Letter": As defined in Section 5.02(l)(ii).

     "Treasury Rate": The yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15--Selected Interest Rates under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S. Treasury constant maturities with a maturity date (one longer and one shorter) most nearly approximating the maturity of the Mortgage Loan prepaid. If Release H.15 is no longer published, the Trustee shall select a comparable publication to determine the Treasury Rate.

     "Trust Fund": The corpus of the trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto;
(ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to this Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Reserve Accounts; (ix) the Collection Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account, the Interest Reserve Account and any REO Account, including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     "Trust REMICs": The Lower-Tier REMIC and the Upper-Tier REMIC.

     "Trustee": Norwest Bank Minnesota, National Association, a national banking association, in its capacity as trustee, or its successor in interest, or any successor trustee appointed as herein provided.

     "Trustee Fee": With respect to each Mortgage Loan and for any Distribution Date, an amount per Interest Accrual Period equal to the product of (i) one-twelfth of the Trustee Fee Rate multiplied by (ii) the Stated Principal Balance of such Mortgage Loan immediately prior to such Distribution Date; provided, that such amounts shall be computed on the basis of the same principal amount and for the same period respecting which any related interest payment due or deemed due on the related Mortgage Loan is computed.

     "Trustee Fee Rate": A rate equal to 0.003% per annum.

     "Underwriter": Morgan Stanley & Co. Incorporated.

     "Unscheduled Payments": With respect to a Mortgage Loan and a Collection Period, all Net Liquidation Proceeds, Net Insurance Proceeds and net condemnation proceeds payable under such Mortgage Loan, any Principal Prepayment, any delinquent Monthly Payment received from the related Borrower after the Master Servicer Remittance Date for the Due Date related to such Monthly Payment, any Repurchase Price received in connection with a Mortgage Loan repurchased from the Trust Fund pursuant to Sections 2.03, 3.18 or 9.01, and any other payments under or with respect to such Mortgage Loan not scheduled to be made, but excluding Prepayment Premiums, Deferred Interest, Default Interest, and any amount paid in connection with the release of the related Mortgaged Properties through defeasance.

     "Updated Appraisal": An appraisal of a Mortgaged Property or REO Property, as the case may be, conducted subsequent to any appraisal performed on or prior to the Cut-Off Date and in accordance with MAI standards, the costs of which shall be paid as a Property Advance by the Master Servicer. Updated Appraisals shall be conducted by an Independent MAI appraiser selected by the Special Servicer.

     "Upper-Tier Distribution Account": The trust account or accounts created and maintained as a separate trust account or accounts by the Trustee pursuant to Section 3.05(b), which shall be entitled "Norwest Bank Minnesota, National Association, as Trustee, in trust for Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Upper-Tier Distribution Account" and which must be an Eligible Account.

     "Upper-Tier   REMIC":  A  segregated  asset  pool  within  the  Trust  Fund consisting of the Lower-Tier Regular Interests and amounts held from time to time in the Upper-Tier Distribution Account.

     "U.S. Person": A person that is a citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury regulations), or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     "Voting Rights": The portion of the voting rights of all of the Certificates that is allocated to any Certificate or Class of Certificates. At all times during the term of this Agreement, the percentage of the Voting Rights assigned to each Class shall be (a) 0%, in the case of the Class Q, Class R and Class LR Certificates; (b) 2.9%, in the case of the Class X Certificates (the "Fixed Voting Rights Percentage"); (c) in the case of any of the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates, a percentage equal to the product of (i) 100% minus the Fixed Voting Rights Percentage multiplied by (ii) a fraction, the numerator of which is equal to the aggregate outstanding Certificate Principal Amount of any such Class (which will be reduced for this purpose by the amount of any Appraisal Reduction Amounts notionally allocated to such Class, if applicable) and the denominator of which is equal to the aggregate outstanding Certificate Principal Amounts of all Classes of Certificates. The Voting Rights of any Class of Certificates shall be allocated among Holders of Certificates of such Class in proportion to their respective Percentage Interests. The aggregate Voting Rights of Holders of more than one Class of Certificates shall be equal to the sum of the products of each such Holder's Voting Rights and the percentage of Voting Rights allocated to the related Class of Certificates. Any Certificateholder may transfer its Voting Rights without transferring its ownership interest in the related Certificates provided that such Certificateholder provides notice of such transfer to the Trustee prior to the effectiveness of such transfer.

     "WAC Rate": With respect to any Distribution Date, the weighted average of the Net Mortgage Rates in effect for the Mortgage Loans as of their Due Dates in the month preceding the month in which such Distribution Date occurs weighted on the basis of their respective Stated Principal Balances on such Due Date.

     "Westside Pavilion": The Mortgage Loan identified as No. 4 on the Mortgage Loan Schedule.

     "Withheld Amounts": As defined in Section 3.27(a).

     SECTION 1.02. Certain Calculations.

     Unless otherwise specified herein, the following provisions shall apply:

     (a) All calculations of interest with respect to the Mortgage Loans shall be made in accordance with the terms of the related Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of 30 days in each month and a 360-day year.

     (b The portion of any Insurance Proceeds and Net Liquidation Proceeds in respect of a Mortgage Loan allocable to principal shall equal the total amount of such proceeds minus (i) any portion thereof payable to the Master Servicer, the Special Servicer or the Trustee pursuant to the provisions of this Agreement and (ii) a portion thereof equal to the interest component of the Monthly Payment or Extended Monthly Payment, as the case may be, at the related Net Mortgage Rate from the date as to which interest was last paid by the Borrower up to but not including the Due Date in the Collection Period in which such proceeds are received.

     (c) For purposes of distribution of Prepayment Premiums pursuant to Sections 4.01(a)(ii) and 4.01(c) on any Distribution Date, the Class of Lower-Tier Regular Interests or Certificates as to which any prepayment shall be deemed to be distributed shall be determined on the assumption that the portion of the Principal Distribution Amount paid to the Lower-Tier Regular Interests or Certificates on such Distribution Date in respect of principal shall consist first of scheduled payments included in the definition of Principal Distribution Amount and second of prepayments included in such definition.

     (d) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Master Servicer, the Special Servicer or the Trustee; provided, however, that for purposes of calculating distributions on the Lower-Tier Regular Interests and the Certificates, Principal Prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with Section 3.01(b) to reduce the outstanding principal balance of such Mortgage Loan on which interest accrues.

     (e) Any amounts received in respect of a Mortgage Loan as to which a default has occurred shall be applied to Default Interest and other amounts due on such Mortgage Loan prior to the application to late fees.

     SECTION 1.03. Certain Constructions.

     For purposes of this Agreement, references to the most or next most subordinate Class of Certificates outstanding at any time shall mean the most or next most subordinate Class of Certificates then outstanding as among the Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E and Class F Certificates; provided, however, that for purposes of determining the most subordinate Class of Certificates, in the event that the Class A Certificates are the only Class of Certificates outstanding (other than the Class X, Class Q, Class LR or Class R Certificates), the Class A Certificates and the Class X Certificates together will be treated as the most subordinate Class of Certificates. For purposes of this Agreement, each Class of Certificates other than the Class Q, Class LR and Class R Certificates shall be deemed to be outstanding only to the extent its respective Certificate Principal Amount or Notional Amount has not been reduced to zero; provided, however, that notwithstanding the foregoing, solely for the purpose of distributing Deferred Interest in accordance with the terms and priorities set forth in Section 4.01(e), any Class of Certificates entitled to distributions of Deferred
Interest shall continue to be deemed to be outstanding for so long as the Mortgage Loans with respect to which such Class is entitled to distributions of Deferred Interest received therefrom (as set forth in Section 4.01(e)) remain outstanding. For purposes of this Agreement, the Class Q Certificates shall be deemed to be outstanding so long as there are any Certificates outstanding and the Class R and Class LR Certificates shall be deemed to be outstanding so long as the Trust REMICs have not been terminated pursuant to Section 9.01.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01. Conveyance of Mortgage Loans; Assignment of Loan Sale Agreement.

     The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Trustee without recourse (except to the extent herein provided) all the right, title and interest of the Depositor in and to the Mortgage Loans, including all rights to payment in respect thereof, except as set forth below, and any security interest thereunder (whether in real or personal property and whether tangible or intangible) in favor of the Depositor, and all Reserve Accounts, Lock-Box Accounts, Cash Collateral Accounts and all other assets included or to be included in the Trust Fund, in trust for the benefit of the Certificateholders. Such transfer and assignment includes all interest and principal due on or with respect to the Mortgage Loans other than interest and principal due on or prior to the Cut-Off Date. In connection with such transfer and assignment, the Depositor shall make a cash deposit to the Collection Account in an amount equal to the Cash Deposit. The Depositor, concurrently with execution and delivery hereof, does also hereby transfer, assign, set over and otherwise convey to the Trustee without recourse (except to the extent provided herein) all the right, title and interest of the Depositor in, to and under the Loan Sale Agreement. The Depositor shall cause the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts to be transferred to and held in the name of the Master Servicer on behalf of the Trustee as successor to the applicable Originator.

                  In connection with such transfer and assignment, the Depositor shall, on or prior to the Closing Date, deliver to, and deposit with, the Custodian (on behalf of the Trustee), with copies to the Master Servicer and Special Servicer, the following documents or instruments with respect to each Mortgage Loan so assigned, along with a list indicating, with respect to each Mortgage Loan, which of such documents or instruments are applicable with respect to such Mortgage Loan:

          (i) the original of the Note, endorsed (such endorsement may take the form of a note allonge) without recourse to the order of the Trustee in the following form: "Pay to the order of Norwest Bank Minnesota, National Association, as Trustee for the Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, without recourse" which Note and all endorsements thereon or allonges thereto shall show a complete chain of endorsement from the related Originator to the Trustee;

          (ii) the original recorded Mortgage or counterpart thereof showing the related Originator as mortgagee or, if any such original Mortgage has not been returned from the applicable public recording office, a copy thereof certified by such recording office to be a true and complete copy of the original thereof submitted for recording;

          (iii)an executed Assignment of Mortgage that is complete and in suitable form for recordation in the jurisdiction in which the Mortgaged Property is located to "Norwest Bank Minnesota, National Association, as Trustee for the Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 1998-XL2";

          (iv) if the related security agreement is separate from the Mortgage, the original executed version or counterpart of such security agreement and the assignment thereof to the Trustee;

          (v) a copy of the UCC-1 financing statement, together with an original executed UCC-2 or UCC-3 financing statement that is complete and in a form suitable for filing, disclosing the assignment to the Trustee of the security interest in the personal property (if any) constituting security for repayment of the Mortgage Loan;

          (vi) the original of the Loan Agreement or counterpart thereof relating to such Mortgage Loan, if any;

          (vii)the original lender's title insurance policy (or the original pro forma title insurance policy), together with any endorsements thereto;

          (viii) if any related Assignment of Leases, Rents and Profits is separate from the Mortgage, the original executed version or counterpart thereof, together with an executed reassignment of such instrument to the Trustee (a "Reassignment of Assignment of Leases, Rents and Profits") that is complete and in suitable form for recordation in the jurisdiction in which the Mortgaged Property is located (which reassignment, however, may be included in the Assignment of Mortgage and need not be a separate instrument);

          (ix) copies of the original Environmental Reports of the Mortgaged Properties made in connection with origination of the Mortgage Loan, if any, and copies of the original environmental indemnities, if any;

          (x) copies of the original Management Agreements, if any, for the Mortgaged Properties and any consents of manager;

          (xi) a copy of the related ground lease, if any, as amended, for the Mortgaged Properties;

          (xii)if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Trustee;

          (xiii) if any related Lock-Box Agreement or Cash Collateral Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the related Originator's security interest in the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-2 or UCC-3 financing statements that are complete and in a form suitable for filing assigning such security interest to the Trustee on behalf of the Certificateholders);

          (xiv)the originals of any letters of credit, issued in the name of the Trustee or endorsed or accompanied by an executed transfer certificate showing assignment to the Trustee;

          (xv) any and all side amendments, modifications and supplements to, and waivers related to, any of the foregoing; and

          (xvi) any other written agreements related to the Mortgage Loan.

     On or promptly following the Closing Date, the Trustee shall, to the extent possession thereof has been delivered to it by the Depositor (or its designee), at the expense of the Depositor, (1) submit for recording (a) each Assignment of Mortgage referred to in Section 2.01(iii) which has not yet been submitted for recording and (b) each Reassignment of Assignment of Leases, Rents and Profits referred to in Section 2.01(viii) (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and
(2) submit for filing  each UCC-2 or UCC-3  financing  statement  referred to in
Section 2.01(v) or (xiii) which has not yet been submitted for filing. The Trustee shall upon delivery promptly submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) above and 60 days following the Closing Date in the case of clauses 1(b) and 2 above) for recording or filing, as the case may be, in the appropriate public recording office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Depositor, or the Trustee, at the request and expense of the Depositor, shall use its best efforts to promptly prepare a substitute document for signature by the Depositor, and thereafter the Trustee shall cause each such document to be duly recorded. The Trustee shall, promptly upon receipt of the original recorded copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian. Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Depositor shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof. If a pro forma title insurance policy has been delivered to the Custodian in lieu of an original title insurance policy, the Depositor will promptly deliver to the Custodian the related original title insurance policy upon receipt thereof. The Depositor shall promptly cause the UCC-1's referred to in Section 2.01(v) and (xiii), if not already filed, to be filed in the applicable public recording office and upon filing will promptly deliver to the Custodian the related UCC-1, with evidence of filing thereon. The Depositor shall pay all recording fees of the Trustee and shall reimburse the Trustee for all out-of-pocket expenses incurred and filing fees paid by the Trustee in connection with its obligations under this paragraph. Copies of such recorded or filed documents shall be delivered to the Master Servicer by the Depositor or the Trustee, as applicable.

     All original documents relating to the Mortgage Loans which are not delivered to the Custodian are and shall be held by the Depositor, the Trustee or the Master Servicer, as the case may be, in trust for the benefit of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Custodian.

     SECTION 2.02. Acceptance by Custodian and the Trustee.

     If the Depositor cannot deliver any original or certified recorded document described in Section 2.01 on the Closing Date, the Depositor shall use its best efforts, promptly upon receipt thereof and in any case not later than 45 days from the Closing Date, to deliver such original or certified recorded documents to the Custodian (unless the Depositor is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office in which case it shall notify the Custodian and the Trustee in writing of such delay and shall deliver such documents to the Custodian promptly upon the Depositor's receipt thereof). By its execution and delivery of this Agreement, the Trustee acknowledges the assignment to it, in trust, of the Mortgage Loans in good faith without notice of adverse claims and declares that the Custodian holds and will hold such documents and all others delivered to it constituting the Mortgage File (to the extent the documents constituting the Mortgage File are actually delivered to the Custodian) for any Mortgage Loan assigned to the Trustee hereunder in trust, upon the conditions herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees to review each Mortgage File within 45 days after the later of (a) the Trustee's receipt of such Mortgage File or (b) execution and delivery of this Agreement, to ascertain that all documents (other than the Environmental Reports referred to in clause (ix) of Section 2.01 which shall be delivered to the Master Servicer) referred to in Section 2.01 above (provided that, in the case of the documents referred to in Section 2.01(iv), (v), (vi), (vii) (in the case of any endorsement thereto) and (viii) and (x) through (xvi), only to the extent identified to it in writing by the Depositor) and any original recorded documents referred to in the first sentence of this
Section 2.02 included in the delivery of a Mortgage File have been received, have been executed, appear to be what they purport to be, purport to be recorded or filed (as applicable) and have not been torn, mutilated or otherwise defaced, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In so doing, the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If at the conclusion of such review any document or documents constituting a part of a Mortgage File (and, if applicable, identified by the Depositor) have not been executed or received, have not been recorded or filed (if required), are unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, appear not to be what they purport to be or have been torn, mutilated or otherwise defaced, the Trustee shall promptly so notify the Depositor and MSMC by providing a written report, setting forth for each affected Mortgage Loan, with particularity, the nature of the defective or missing document. The Depositor shall, or shall cause MSMC to, deliver an executed, recorded or undamaged document, as applicable, within 90 days of receipt of such notice or, if the failure to deliver such document in such form has a material adverse effect on the security provided by the related Mortgaged Property (in the reasonable judgment of the Depositor), the Depositor shall, or shall cause MSMC to, repurchase the related Mortgage Loan in the manner and within the time period provided in Section 2.03. None of the Master Servicer, the Special Servicer and the Trustee shall be responsible for any loss, cost, damage or expense to the Trust Fund resulting from any failure to receive any document constituting a portion of a Mortgage File noted on such a report.

     The Trustee shall hold that portion of the Trust Fund delivered to the Trustee consisting of "instruments" (as such term is defined in Section 9-105(i) of the Uniform Commercial Code as in effect in Minnesota on the date hereof) in the State of Minnesota and, except as otherwise specifically provided in this Agreement, shall not remove such instruments from the State of Minnesota unless it receives an Opinion of Counsel (obtained and delivered at the expense of the Person requesting the removal of such instruments from the State of Minnesota) that in the event the transfer of the Mortgage Loans to the Trustee is deemed not to be a sale, after such removal, the Trustee will possess a first priority perfected security interest in such instruments.

     SECTION 2.03. Representations and Warranties of the Depositor.

     (a) The Depositor hereby represents and warrants that:

          (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (ii) The Depositor has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with this Agreement;

          (iii)This  Agreement  has been duly and validly  authorized,  executed and delivered by the Depositor and assuming the due authorization, execution and delivery of this Agreement by each other party hereto, this Agreement and all of the obligations of the Depositor hereunder are the legal, valid and binding obligations of the Depositor, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally, or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (iv) The execution and delivery of this Agreement and the performance of its obligations hereunder by the Depositor will not conflict with any provision of its certificate of incorporation or bylaws, or any law or regulation to which the Depositor is subject, or conflict with, result in a breach of or constitute a default under (or an event which with notice or lapse of time or both would constitute a default under) any of the terms, conditions or provisions of any agreement or instrument to which the Depositor is a party or by which it is bound, or any order or decree applicable to the Depositor, or result in the creation or imposition of any lien on any of the Depositor's assets or property, which would materially and adversely affect the ability of the Depositor to carry out the transactions contemplated by this Agreement. The Depositor has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Depositor of this Agreement;

          (v) There is no action, suit or proceeding pending against the Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the Depositor to carry out its obligations under this Agreement; and

          (vi) The Trustee, if not the owner of the related Mortgage Loan, will have a valid and perfected security interest of first priority in each of the Mortgage Loans and any proceeds thereof.

     (b) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee until the termination of this Agreement, and shall inure to the benefit of the Certificateholders and the Master Servicer.

     (c) Upon discovery by the Custodian, the Master Servicer, the Special Servicer, or the Trustee of a breach of any representation or warranty of MSMC in the Loan Sale Agreement, with respect to any Mortgage Loan, or that any document required to be included in the Mortgage File does not conform to the requirements of Section 2.01, such Person shall give prompt notice thereof to MSMC and the Depositor, and MSMC shall, to the extent MSMC is obligated to cure or repurchase the related Mortgage Loan, under the terms of the Loan Sale Agreement, either cure such breach or repurchase said Mortgage Loan, at the Repurchase Price within 90 days of the receipt of notice of the breach; it being understood and agreed that none of the Custodian, the Master Servicer, the Special Servicer, and the Trustee has an obligation to conduct any investigation with respect to such matters (except, in the case of the Mortgage Files, to the extent provided in Section 2.02); provided, however, that in the event that such breach or non-conformity (other than a breach or non-conformity that would cause a related Mortgage Loan to fail to qualify as a Qualified Mortgage) is capable of being cured but not within such 90 day period and MSMC has commenced and is diligently proceeding with the cure of such breach or non-conformity within such 90 day period, MSMC shall have an additional 90 days to complete such cure; provided, further, that with respect to such additional 90 day period MSMC shall have delivered an officer's certificate to the Trustee and the Master Servicer setting forth the reason such breach is not capable of being cured within the initial 90 day period and what actions MSMC is pursuing in connection with the cure thereof and stating that MSMC anticipates that such breach will be cured within the additional 90 day period. Notwithstanding the foregoing, any such breach or non-conformity that causes the related Mortgage Loan to fail to qualify as a Qualified Mortgage shall be repurchased by MSMC at the Repurchase Price within 90 days of the discovery of such breach or non-conformity.

     (d) Upon receipt by the Master Servicer from MSMC of the Repurchase Price for the repurchased Mortgage Loan, the Master Servicer shall deposit such amount in the Collection Account, and the Trustee, pursuant to Section 3.11, shall, upon receipt of a certificate of a Servicing Officer certifying as to the receipt by the Master Servicer of the Repurchase Price and the deposit of the Repurchase Price into the Collection Account pursuant to this Section 2.03(d), release or cause to be released to MSMC the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be prepared by the Master Servicer to vest in MSMC any Mortgage Loan released pursuant hereto, and any rights of MSMC in, to and under the Loan Sale Agreement as it relates to such Mortgage Loan, that were initially transferred to the Trust Fund under Section 2.01, and the Trustee and the Master Servicer shall have no further responsibility with regard to such Mortgage File.

     (e) In the event that MSMC incurs any expense in connection with curing a breach of a representation or warranty pursuant to Section 2.03(c) which also constitutes a default under the related Mortgage Loan, MSMC shall have a right, subrogated to that of the Trustee, as successor to the mortgagee, to recover the amount of such expenses from the related Borrower. The Master Servicer shall use reasonable efforts in recovering, or assisting MSMC in recovering, from the related Borrower the amount of any such expenses.

     SECTION 2.04. Representations, Warranties and Covenants of the Master Servicer and Special Servicer.

     (a) The Master Servicer, in its capacity as Master Servicer hereunder, hereby represents, warrants and covenants that as of the Closing Date:

          (i) The Master Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware; the Master Servicer is, and throughout the term of this Agreement shall remain, to the extent necessary to comply with its obligations under this Agreement, duly authorized and qualified to transact business as a foreign corporation in each jurisdiction where any Mortgaged Property is located; the Master Servicer possesses and shall continue to possess all requisite authority, power, licenses, permits, franchises, and approvals necessary in order to conduct its business and to execute, deliver, and comply with its obligations under this Agreement;

          (ii) The execution and delivery of this Agreement and the Master Servicer's performance of and compliance with the terms hereof in the manner contemplated by this Agreement (A) will not violate the charter or by-laws of the Master Servicer, respectively, or any other instrument governing its operations and (B) will not violate any laws, regulations, orders or decrees of any governmental authority applicable to the Master Servicer, which violation could reasonably be expected to materially and adversely affect the Master Servicer's performance under this Agreement and (C) will not constitute a default (or any event which, with notice or lapse of time or both, would constitute a default) under any contract, agreement, or other instrument to which the Master Servicer is a party or which may be applicable to any of its assets;

          (iii)The Agreement constitutes a valid, legal, and binding obligation of the Master Servicer, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, receivership laws and other laws of general application affecting the rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance;

          (iv) The Agreement has been duly executed and delivered by the Master Servicer;

          (v) All consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Master Servicer have been obtained or made;

          (vi) There is no action, suit, proceeding or arbitration pending and, to the best of the Master Servicer's knowledge, there is no action, suit proceeding, arbitration, or governmental investigation threatened against the Master Servicer the adverse outcome of which (whether pending or threatened) could reasonably be expected to materially and adversely affect the Master Servicer's performance under this Agreement;

          (vii)The Master Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. Any Sub-Servicing Agreements will comply with the provisions of Section 3.01; and

          (viii) Each officer or employee of the Master Servicer that has responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.08.
               Neither the Master Servicer nor, to the best of the Master Servicer's knowledge, any of its officers or employees that is involved in the servicing or administration of Mortgage Loans has been refused such coverage or insurance.

     (b) The Special Servicer, hereby represents, warrants and covenants that as of the Closing Date or as of such date specifically provided herein:

          (i) The Special Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware; the Special Servicer is, and throughout the term of this Agreement shall remain, to the extent necessary to comply with its obligations under this Agreement, duly authorized and qualified to transact business as a foreign corporation in each jurisdiction where any Mortgaged Property is located; the Special Servicer possesses and shall continue to possess all requisite authority, power, licenses, permits, franchises, and approvals necessary in order to conduct its business and to execute, deliver, and comply with its obligations under this Agreement;

          (ii) The execution and delivery of this Agreement and the Special Servicer's performance of and compliance with the terms hereof in the manner contemplated by this Agreement (A) will not violate the charter or by-laws of the Special Servicer, respectively, or any other instrument governing its operations and (B) will not violate any laws, regulations, orders or decrees of any governmental authority applicable to the Special Servicer, which violation could reasonably be expected to materially and adversely affect the Special Servicer's performance under this Agreement and (C) will not constitute a default (or any event which, with notice or lapse of time or both, would constitute a default) under any contract, agreement, or other instrument to which the Special Servicer is a party or which may be applicable to any of its assets;

          (iii)The Agreement constitutes a valid, legal, and binding obligation of the Special Servicer, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, receivership laws and other laws of general application affecting the rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance;

          (iv) The Agreement has been duly executed and delivered by the Special Servicer;

          (v) All consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Special Servicer have been obtained or made;

          (vi) There is no action, suit, proceeding or arbitration pending and, to the best of the Special Servicer's knowledge, there is no action, suit proceeding, arbitration, or governmental investigation threatened against the Special Servicer the adverse outcome of which (whether pending or threatened) could reasonably be expected to materially and adversely affect the Special Servicer's performance under this Agreement;

          (vii)The Special Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. Any Sub-Servicing Agreements will comply with the provisions of Section 3.01; and

          (viii) Each officer or employee of the Special Servicer that has responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.08. Neither the Special Servicer nor, to the best of the Special Servicer's knowledge, any of its officers or employees that is involved in the servicing or administration of Mortgage Loans has been refused such coverage or insurance.

     (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian on behalf of the Trustee until the termination of this Agreement, and shall inure to the benefit of the Trustee, the Depositor and the Master Servicer or Special Servicer, as the case may be. Upon discovery by the Depositor, the Master Servicer, the Special Servicer or a Responsible Officer of the Trustee (or upon written notice thereof from any Certificateholder) of a breach of any of the representations and warranties set forth in this Section which materially and adversely affects the interests of the Certificateholders, the Master Servicer, the Special Servicer or the Trustee in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties hereto.

     (d) The Master Servicer covenants that by September 30, 1999, any custom-made software or hardware designed or purchased or licensed by the Master Servicer and used by the Master Servicer in the course of the operation or management of, or the compiling, reporting or generation of data required by this Agreement will not contain any material deficiency (x) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after September 30, 1999 or (y) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000. The foregoing matters extend and relate only to the internal functioning of the software and hardware maintained by the Master Servicer, and the Master Servicer shall not be responsible for the accuracy or integrity of any data or calculations provided to the Master Servicer by any third party. A breach of the covenant set forth in this Section 2.04(d) shall constitute an Event of Default pursuant to Section 7.01(a)(viii) and such Event of Default shall be subject to the remedies set forth in Article VII.

     (e) The Special Servicer covenants that by September 30, 1999, any custom-made software or hardware designed or purchased or licensed by the Special Servicer and used by the Special Servicer in the course of the operation or management of, or the compiling, reporting or generation of data required by this Agreement will not contain any material deficiency (x) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after September 30, 1999 or (y) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000. The foregoing matters extend and relate only to the internal functioning of the software and hardware maintained by the Special Servicer, and the Special Servicer shall not be responsible for the accuracy or integrity of any data or calculations provided to the Special Servicer by any third party. A breach of the covenant set forth in this Section 2.04(e) shall constitute an Event of Default pursuant to Section 7.01(b)(vii) and such Event of Default shall be subject to the remedies set forth in Article VII.

     SECTION  2.05.  Execution  and  Delivery  of  Certificates;   Issuance  of
                     Lower-Tier Regular Interests.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to the Custodian (to the extent the documents constituting the Mortgage Files are actually delivered to the Custodian), subject to the provisions of Section 2.01 and Section 2.02 and, concurrently with such delivery, (i) the Trustee acknowledges the issuance of the Lower-Tier Regular Interests to the Depositor and the execution, authentication, and delivery of the Class LR Certificates to or upon the order of the Depositor, evidencing ownership of the entire Lower-Tier REMIC, in exchange for the Mortgage Loans (other than the Deferred Interest and the Default Interest), receipt of which is hereby acknowledged, (ii) the Depositor hereby conveys all rights, title and interest in and to the Lower-Tier Regular Interests to the Trustee, in trust, and (iii) the Trustee acknowledges that it has executed and caused to be authenticated and delivered to and upon the order of the Depositor,
(A) in exchange for the Lower-Tier Regular Interests and the Deferred Interest, the Regular Certificates and the Class R Certificates and (B) in exchange for the Default Interest, the Class Q Certificates, in authorized denominations, registered in the names set forth in such order and duly authenticated by the Trustee evidencing ownership of the Upper-Tier REMIC and the undivided interests in the Grantor Trust set forth in Section 2.06(b).

     SECTION 2.06. Miscellaneous REMIC and Grantor Trust Provisions.

     (a) The Class LA-1, Class LA-2, Class LB, Class LC, Class LD, Class LE and Class LF Interests are hereby designated as "regular interests" in the Lower-Tier REMIC within the meaning of Section 860G(a)(1) of the Code, and the Class LR Certificates are hereby designated as the sole class of "residual interests" in the Lower-Tier REMIC within the meaning of Section 860G(a)(2) of the Code. The Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E and Class F Certificates are hereby designated as representing beneficial interests in "regular interests" in the Upper-Tier REMIC within the meaning of
Section 860G(a)(1) of the Code and the Class R Certificates are hereby designated as the sole class of "residual interests" in the Upper-Tier REMIC within the meaning of Section 860G(a)(2) of the Code. The Closing Date is hereby designated as the "Startup Day" of the Lower-Tier REMIC and the Upper-Tier REMIC within the meaning of Section 860G(a)(9) of the Code. The "latest possible maturity date" of the Lower-Tier Regular Interests and the Regular Certificates for purposes of Section 860G(a)(1) of the Code is the Scheduled Final Distribution Date.

     (b) The Class Q Certificates represent pro rata undivided beneficial interests in the Default Interest (subject to the obligation of the Trust Fund to pay the Advance Interest Amounts), proceeds therefrom and the Class Q Distribution Account. The Class B, Class C, Class D, Class E and Class F Certificates represent pro rata undivided beneficial interests in any Deferred Interest with respect to the Mortgage Loans and related portions of the Deferred Interest Distribution Account, in the proportions specified in Section 4.01(e). The Class Q Certificates do not represent regular or residual interests in either the Upper-Tier REMIC or the Lower-Tier REMIC.

     (c) None of the Depositor, the Trustee, the Master Servicer or the Special Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services other than as specifically contemplated herein.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                              OF THE MORTGAGE LOANS

     SECTION 3.01. Master Servicer to Act as Master Servicer; Administration of the Mortgage Loans.

     (a) The Master Servicer and the Special Servicer, each as an independent contractor, shall service and administer the Mortgage Loans on behalf of the Trust Fund and the Trustee (as trustee for Certificateholders) in accordance with the Servicing Standard. To the extent consistent with the foregoing and subject to any express limitations set forth in this Agreement, the Master Servicer and Special Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Loans. Subject only to the Servicing Standard, the Master Servicer and Special Servicer shall have full power and authority, acting alone or through sub-servicers (subject to paragraph
(c) of this Section 3.01 and to Section 3.02), to do or cause to be done any and all things in connection with such servicing and administration which it may deem consistent with the Servicing Standard and, in its reasonable judgment, in the best interests of the Certificateholders, including, without limitation, with respect to each Mortgage Loan, to prepare, execute and deliver, on behalf of the Certificateholders and the Trustee or any of them: (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on each Mortgaged Property and related collateral; (ii) any modifications, waivers, consents or amendments to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties. Notwithstanding the foregoing, neither the Master Servicer nor the Special Servicer shall modify, amend, waive or otherwise consent to any change of the terms of any Mortgage Loan except under the circumstances described in Sections 3.09, 3.10, 3.25 and 3.26 or the definition of Extended Monthly Payment hereof. The Master Servicer and Special Servicer shall service and administer the Mortgage Loans in accordance with applicable law and shall provide to the Borrowers any reports required to be provided to them thereby. Subject to Section 3.11, the Trustee shall, upon the receipt of a written request of a Servicing Officer, execute and deliver to the Master Servicer and Special Servicer any powers of attorney and other documents prepared by the Master Servicer and Special Servicer and necessary or appropriate (as certified in such written request) to enable the Master Servicer and Special Servicer to carry out their servicing and administrative duties hereunder. Each of the Master Servicer and the Special Servicer shall indemnify the Trustee for any and all costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers of attorney by the Master Servicer or the Special Servicer, as applicable.

     (b) Unless otherwise provided in the related Loan Documents, the Master Servicer shall apply any partial Principal Prepayment received on a Mortgage Loan on a date other than a Due Date to the principal balance of such Mortgage Loan as of the Due Date immediately following the date of receipt of such partial Principal Prepayment. Unless otherwise provided in the related Loan Documents, the Master Servicer shall apply any amounts received on U.S. Treasury obligations (which shall not be redeemed by the Master Servicer prior to the maturity thereof) in respect of a Mortgage Loan being defeased pursuant to its terms to the principal balance of and interest on such Mortgage Loan as of the Due Date immediately following the receipt of such amounts.

     (c) Each of the Master Servicer and the Special Servicer may enter into sub-servicing agreements (each a "Sub-servicing Agreement") with third parties with respect to any of its respective obligations hereunder, provided that (i) any such agreement shall be consistent with the provisions of this Agreement,
(ii) no sub-servicer retained by the Master Servicer or the Special Servicer, as applicable, shall grant any modification, waiver or amendment to any Mortgage Loan or foreclose on any Mortgage Loan or sell any Mortgage Loan or REO Property without the approval of the Master Servicer or the Special Servicer, as applicable, which approval shall be given or withheld in accordance with the procedures set forth in Sections 3.09, 3.10, 3.25, 3.26, or the definition of Extended Monthly Payment and (iii) such agreement shall be consistent with the Servicing Standard. Any such sub-servicing agreement may permit the sub-servicer to delegate its duties to agents or subcontractors so long as the related agreements or arrangements with such agents or subcontractors are consistent with the provisions of this Section 3.01(c). Any sub-servicing agreement entered into by the Master Servicer or the Special Servicer, as applicable, shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Master Servicer or the Special Servicer, or by any successor Master Servicer or Special Servicer, as applicable, without cost or obligation to the assuming or terminating party or the Trust Fund, upon the assumption by such party of the obligations of the Master Servicer or the Special Servicer, as applicable, pursuant to Section 7.02.

     Any sub-servicing agreement, and any other transactions or services relating to the Mortgage Loans involving a sub-servicer, shall be deemed to be between the Master Servicer or the Special Servicer, as the case may be, and such sub-servicer alone, and the Trustee, the Trust Fund and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the sub-servicer, except as set forth in Section 3.01(d) and no provision herein may be construed so as to require the Trust Fund to indemnify any such sub-servicer.

     (d) If the Trustee or any successor Master Servicer assumes the obligations of the Master Servicer, or if the Trustee or any successor Special Servicer assumes the obligations of the Special Servicer, in each case in accordance with
Section 7.02, the Trustee or such successor, as applicable, to the extent necessary to permit the Trustee or such successor, as applicable, to carry out the provisions of Section 7.02, shall, without act or deed on the part of the Trustee or such successor, as applicable, succeed to all of the rights and obligations of the Master Servicer or the Special Servicer, as applicable, under any sub-servicing agreement entered into by the Master Servicer or the Special Servicer, as applicable, pursuant to Section 3.01(c), subject to the right of termination by the Trustee set forth in Section 3.01(c). In such event, the Trustee or the successor Master Servicer or the successor Special Servicer, as applicable, shall be deemed to have assumed all of the Master Servicer's or the Special Servicer's interest, as applicable, therein (but not any liabilities or obligations in respect of acts or omissions of the Master Servicer or the Special Servicer, as applicable, prior to such deemed assumption) and to have replaced the Master Servicer or the Special Servicer, as applicable, as a party to such sub-servicing agreement to the same extent as if such sub-servicing agreement had been assigned to the Trustee or such successor Master Servicer or successor Special Servicer, as applicable, except that the Master Servicer or Special Servicer, as applicable, shall not thereby be relieved of any liability or obligations under such sub-servicing agreement that accrued prior to the succession of the Trustee or the successor Master Servicer or successor Special Servicer, as applicable.

     In the event that the Trustee or any successor Master Servicer or successor Special Servicer, as applicable, assumes the servicing obligations of the Master Servicer or the Special Servicer, as applicable, upon request of the Trustee, or such successor Master Servicer or Special Servicer, as applicable, the Master Servicer or Special Servicer shall at its own expense deliver to the Trustee or such successor Master Servicer or Special Servicer, as applicable, all documents and records relating to any sub-servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it, if any, and will otherwise use its best efforts to effect the orderly and efficient transfer of any sub-servicing agreement to the Trustee or the successor Master Servicer or Special Servicer, as applicable.

     SECTION 3.02. Liability of the Master Servicer and Special Servicer.

     Notwithstanding any sub-servicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or Special Servicer and any Person acting as sub-servicer (or its agents or subcontractors) or any reference to actions taken through any Person acting as sub-servicer or otherwise, the Master Servicer or Special Servicer, as applicable, shall remain obligated and primarily liable for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such sub-servicing agreements or arrangements or by virtue of indemnification from any Person acting as sub-servicer (or its agents or subcontractors) to the same extent and under the same terms and conditions as if the Master Servicer or Special Servicer, as applicable, alone were servicing and administering the Mortgage Loans. Each of the Master Servicer and the Special Servicer shall be entitled to enter into an agreement with any sub-servicer providing for indemnification of the Master Servicer or Special Servicer, as applicable, by such sub-servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification, but no such agreement for indemnification shall be deemed to limit or modify this Agreement.

     SECTION 3.03. Collection of Certain Mortgage Loan Payments.

     (a) The Master Servicer or the Special Servicer, as applicable, shall use its reasonable best efforts, consistent with the Servicing Standard, to collect all payments called for under the terms and provisions of the Mortgage Loans it is obligated to service hereunder, and shall follow the Servicing Standard with respect to such collection procedures. The Master Servicer or the Special Servicer, as applicable, shall use its reasonable best efforts, consistent with the Servicing Standard, to collect income statements, rent rolls and other reporting information from Borrowers as required by the related Loan Documents and the terms hereof. Consistent with the foregoing, the Master Servicer or Special Servicer, as applicable, may in its discretion waive any late payment charge in connection with any delinquent Monthly Payment with respect to any Mortgage Loan. In addition, the Master Servicer or the Special Servicer, as applicable, shall be entitled to take such actions with respect to the collection of payments on the Mortgage Loans as are permitted or required under
Section 3.25 hereof.

     (b) In the event that the Master Servicer or Special Servicer receives, or receives notice from the related Borrower that it will be receiving, Deferred Interest in any Collection Period, the Master Servicer or Special Servicer, as applicable, will promptly notify the Trustee in writing.

     SECTION 3.04. Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

     (a) With respect to each Mortgage Loan (other than any REO Mortgage Loan), the Master Servicer shall maintain accurate records with respect to each related Mortgaged Property reflecting the status of taxes, assessments, ground rents and other similar items that are or may become a lien on the related Mortgaged Property and the status of insurance premiums payable with respect thereto. From time to time, the Master Servicer shall (i) use its reasonable best efforts, consistent with the Servicing Standard, to obtain all bills for the payment of such items (including renewal premiums), and (ii) subject to Section 3.08 with respect to the payment of insurance premiums, effect payment of all such bills with respect to such Mortgaged Properties prior to the applicable penalty or termination date, in each case employing for such purpose Escrow Payments as allowed under the terms of the related Mortgage Loan. If a Borrower fails to make any such payment on a timely basis or collections from the Borrower are insufficient to pay any such item before the applicable penalty or termination date, the Master Servicer shall advance the amount of any shortfall as a Property Advance unless the Master Servicer determines in its good faith business judgment that such Advance would be a Nonrecoverable Advance; provided, however, that with respect to the payment of taxes and assessments, in the event that the Master Servicer reasonably anticipates that such bill will be paid by the related Borrower prior to the close of business on such penalty or termination date, the Master Servicer may delay payment of such tax or assessment until the earlier of (i) five Business Days after the Master Servicer has determined that such bill has not been paid by the related Borrower prior to the close of business on such penalty or termination date and (ii) forty-five
(45) days past such penalty or termination date; provided that during such forty-five day period the Master Servicer shall use its best efforts to determine whether the related Borrower has paid such tax or assessment prior to the close of business on such penalty or termination date. The Master Servicer shall be entitled to reimbursement of Advances, with interest thereon at the Advance Rate, that it makes pursuant to the preceding sentence from amounts received on or in respect of the related Mortgage Loan respecting which such Advance was made or if such Advance has become a Nonrecoverable Advance, to the extent permitted by Section 3.06 of this Agreement. No costs incurred by the Master Servicer in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

     (b) The Master Servicer shall segregate and hold all funds collected and received pursuant to any Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more segregated custodial accounts (each, an "Escrow Account") into which all Escrow Payments shall be deposited within one Business Day after receipt. The Master Servicer shall also deposit into each applicable Escrow Account any amounts representing losses on Permitted Investments pursuant to
Section 3.07(b) and any Insurance Proceeds or Liquidation Proceeds which are required to be applied to the restoration or repair of any Mortgaged Property pursuant to the related Mortgage Loan. Escrow Accounts shall be Eligible Accounts (except to the extent the related Mortgage Loan requires or permits it to be held in an account that is not an Eligible Account) and shall be entitled, "Midland Loan Services, Inc., as Master Servicer, in trust for Norwest Bank Minnesota, National Association, as Trustee in trust for Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2 and Various Borrowers". Withdrawals from an Escrow Account may be made by the Master Servicer only:

          (i) to effect timely payments of items for which Escrow Payments have been made in accordance with the related Loan Documents and in accordance with the terms of the related Mortgage Loan;

          (ii) to transfer funds to the Collection Account to reimburse the Master Servicer, the Special Servicer or the Trustee, as applicable, for any Advance (with interest thereon at the Advance
               Rate) relating to Escrow Payments, but only from amounts received with respect to the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          (iii)for application to the restoration or repair of the related Mortgaged Property in accordance with the related Mortgage Loan and the Servicing Standard;

          (iv) to clear and terminate such Escrow Account upon the termination of this Agreement;

          (v) to pay from time to time to the related Borrower (A) any interest or investment income earned on funds deposited in the Escrow Account if such income is required to be paid to the related Borrower under law or by the terms of the Mortgage Loan, or otherwise to the Master Servicer and (B) any other funds required to be released to the related Borrowers pursuant to the related Loan Documents; and

          (vi) to remove any funds deposited in an Escrow Account that were not required to be deposited therein.

     SECTION  3.05.  Collection  Account;   Upper-Tier   Distribution  Account;
                     Lower-Tier Distribution Account; Class Q Distribution Account; and Deferred Interest Distribution Account .

     (a) The Master Servicer shall establish and maintain the Collection Account in the Trustee's name, for the benefit of the Certificateholders and the Trustee as the Holder of the Lower-Tier Regular Interests. The Collection Account shall be established and maintained as an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Collection Account within one Business Day following receipt the following payments and collections received or made by it on or with respect to the Mortgage Loans:

          (i) all payments on account of principal on the Mortgage Loans, including the principal component of Unscheduled Payments;

          (ii) all payments on account of interest on the Mortgage Loans and the interest portion of all Unscheduled Payments;

          (iii) all Prepayment Premiums;

          (iv) any amounts required to be deposited pursuant to Section 3.07(b) in connection with net losses realized on Permitted Investments with respect to funds held in the Collection Account;

          (v)  all Net REO Proceeds  withdrawn  from an REO Account  pursuant to
               Section   3.17(b)  and  all  Net   Insurance   Proceeds  and  Net
               Liquidation Proceeds;

          (vi) any amounts received from Borrowers which represent recoveries of Property Protection Expenses, to the extent not permitted to be retained by the Master Servicer as provided herein; and

          (vii)any other amounts required by the provisions of this Agreement to be deposited into the Collection Account by the Master Servicer or Special Servicer, including, without limitation, proceeds of any repurchase of a Mortgage Loan pursuant to Section 2.03(c) hereof.

     The foregoing requirements for deposits in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges (subject to
Section 3.12 hereof), Assumption Fees, modification fees, loan service transaction fees, extension fees, demand fees, beneficiary statement charges and similar fees need not be deposited in the Collection Account by the Master Servicer and, to the extent permitted by applicable law, the Master Servicer and Special Servicer shall be entitled to retain the portion of any such charges and fees received with respect to the Mortgage Loans to the extent to which it is entitled pursuant to Section 3.12. In the event that the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. The Master Servicer shall give written notice to the Trustee of the location and account number of the Collection Account and shall notify the Trustee in writing of any subsequent change thereof.

     (b) The Trustee shall establish and maintain (i) the Lower-Tier Distribution Account in the name of the Trustee, in trust for the benefit of the Certificateholders and the Trustee as the Holder of the Lower-Tier Regular Interests; and (ii) the Upper-Tier Distribution Account in the name of the Trustee, in trust for the benefit of the Certificateholders. The Lower-Tier Distribution Account and Upper-Tier Distribution Account shall be established and maintained as Eligible Accounts. With respect to each Distribution Date, on or before such date the Trustee shall make the withdrawals from the Lower-Tier Distribution Account, as set forth in Section 4.01 hereof, shall make the deposits into the Upper-Tier Distribution Account, as set forth in Section 4.01 hereof, and shall cause the amount of Available Funds (including P&I Advances) and Prepayment Premiums to be distributed in respect of the Certificates, pursuant to Section 4.01 hereof on such date.

     (c) The Trustee shall establish and maintain the Class Q Distribution Account in the name of the Trustee in trust for the benefit of the Holders of the Class Q Certificates. The Class Q Distribution Account shall be established and maintained as an Eligible Account. On or before the Master Servicer Remittance Date related to each Distribution Date, the Master Servicer shall remit to the Trustee for deposit in the Class Q Distribution Account an amount equal to (i) the amount of the aggregate Default Interest received during the preceding Collection Period, minus (ii) any portions thereof withdrawn from the Collection Account pursuant to clause (ii) of Section 3.06 or otherwise applied to pay the Advance Interest Amount in respect of Advances (such amount, if any, the "Net Default Interest" for such Distribution Date).

     (d) Prior to the Master Servicer Remittance Date relating to the Collection Period, if any, in which Deferred Interest is received, the Trustee shall establish and maintain the Deferred Interest Distribution Account in the name of the Trustee in trust for the benefit of the Certificateholders as set forth in
Section 2.06(b). The Deferred Interest Distribution Account shall be established and maintained as an Eligible Account. On or before the Master Servicer Remittance Date related to the applicable Distribution Date, the Master Servicer shall remit to the Trustee for deposit in the Deferred Interest Distribution Account an amount equal to the Deferred Interest received during the applicable Collection Period.

     Following the distribution of Deferred Interest to Certificateholders on the first Distribution Date after which there are no longer any Mortgage Loans outstanding which pursuant to their terms could pay Deferred Interest, the Trustee shall terminate the Deferred Interest Distribution Account.

     (e) The Trustee will establish and maintain an Interest Reserve Account in the name of the Trustee in trust for the benefit of the Certificateholders. The Interest Reserve Account shall be established and maintained as an Eligible Account, and shall be administered in accordance with Section 3.27 herein.

     (f) Funds in the Collection Account may be invested only in Permitted Investments in accordance with the provisions of Section 3.07.

     SECTION 3.06. Permitted Withdrawals from the Collection Account.

     The Master Servicer may make withdrawals from the Collection Account only as described below (the order set forth below not constituting an order of priority for such withdrawals):

          (i) to remit to the Trustee for deposit in the Lower-Tier Distribution Account, the Class Q Distribution Account, the Interest Reserve Account and the Deferred Interest Distribution Account, the amounts required to be deposited in the Lower-Tier Distribution Account, the Class Q Distribution Account, the Interest Reserve Account and the Deferred Interest Distribution
               Account pursuant to Sections 4.01(a), 3.05(c), 3.27(a) and 3.05(d), respectively;

          (ii) to pay or reimburse the Master Servicer, the Special Servicer or the Trustee for Advances and any related Advance Interest Amounts to the extent not paid from Default Interest (provided that the Trustee shall have priority with respect to such payment or reimbursement), the Master Servicer's right to reimburse any such Person pursuant to this clause (ii) being limited to (x) any collections on or in respect of the particular Mortgage Loan or REO Property respecting which such Advance was made, or (y) any other amounts in the Collection Account in the event that such Advances have been deemed to be Nonrecoverable Advances or are not recovered from such recoveries in respect of the related Mortgage Loan or REO Property after a Final Recovery Determination;

          (iii)to pay on or before each Master Servicer Remittance Date to the Master Servicer and the Special Servicer, as applicable, as compensation, the aggregate unpaid Servicing Fee and Special Servicing Compensation (if any), respectively, in respect of the immediately preceding Interest Accrual Period, to be paid, in the case of the Servicing Fee, from interest received on the related Mortgage Loan, and to pay from time to time to the Master Servicer in accordance with Section 3.07(b) any interest or investment income earned on funds deposited in the Collection Account;

          (iv) to pay on or before each Distribution Date to the Depositor, MSMC or any other applicable Person as the case may be, with respect to each Mortgage Loan or REO Property that has previously been purchased or repurchased by it pursuant to Section 2.03(c),
               Section 3.18 or Section 9.01, all amounts received thereon during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined;

          (v) to the extent not reimbursed or paid pursuant to any other clause of this Section 3.06, to reimburse or pay the Master Servicer, the Trustee, the Special Servicer or the Depositor, as applicable, for unpaid Servicing Fees, Special Servicing Compensation and other unpaid items incurred by such Person pursuant to the second sentence of Section 3.07(c), Section 3.08(a) and (b), Section 3.10, Section 3.12(e), Section 3.17(a),
               Section 3.18(b),  Section 6.03,  Section 7.04,  Sections 8.05(a),
               (b) and (d) or Section 10.07, or any other provision of this Agreement pursuant to which such Person is entitled to reimbursement or payment from the Trust Fund, in each case only to the extent expressly reimbursable under such Section, it being acknowledged that this clause (v) shall not be deemed to modify the substance of any such Section, including the provisions of such Section that set forth the extent to which one of the foregoing Persons is or is not entitled to payment or reimbursement;

          (vi) to transfer to the Trustee for deposit in one or more separate, non-interest bearing accounts any amount reasonably determined by the Trustee to be necessary to pay any applicable federal, state or local taxes imposed on the Upper-Tier REMIC or the Lower-Tier REMIC under the circumstances and to the extent described in
               Section 4.05;

          (vii)to withdraw any amount deposited into the Collection Account that was not required to be deposited therein;

          (viii) with respect to the first Interest Accrual Period, to withdraw an amount equal to the Servicing Fee for the period commencing on the Cut-Off Date and ending on the day immediately prior to the Closing Date, and to remit such amount to the Depositor; and

          (ix) to clear and terminate the Collection Account pursuant to Section 9.01.

     The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to subclauses (ii)-(v) above.

     The Master Servicer shall pay to the Trustee or the Special Servicer from the Collection Account amounts permitted to be paid to the Trustee or the Special Servicer therefrom as set forth above, promptly upon receipt of a certificate of a Responsible Officer of the Trustee or a certificate of a Servicing Officer, as applicable, describing the item and amount to which such Person is entitled; provided that in no event shall such a certificate be required in connection with the payment to the Trustee of the Trustee Fee. The Master Servicer may conclusively rely on any such certificate and shall have no duty to recalculate the amounts stated therein. In addition, the Master Servicer shall promptly, upon receipt, pay the Depositor the amounts permitted to be paid to the Depositor pursuant to clause (viii) above.

     The Trustee, the Special Servicer and the Master Servicer shall in all cases have a right prior to the Certificateholders to any funds on deposit in the Collection Account from time to time for the reimbursement or payment of the Servicing Fees (including investment income), or Trustee Fees, Special Servicing Compensation, Advances, Advance Interest Amounts and their respective expenses hereunder to the extent such fees and expenses are to be reimbursed or paid from amounts on deposit in the Collection Account pursuant to this Agreement (and to have such amounts paid directly to third party contractors for any invoices approved by the Trustee, the Master Servicer or the Special Servicer, as applicable).

     The Trustee shall, upon receipt, deposit in the Lower-Tier Distribution Account, the Class Q Distribution Account and the Deferred Interest Distribution Account any and all amounts received by the Trustee in accordance with Section 3.06(i). If, as of 3:00 p.m., New York City time, on any Master Servicer Remittance Date or on such other date as any amount referred to in the foregoing clause (i) is required to be delivered hereunder, the Master Servicer shall not have delivered to the Trustee for deposit in the Lower-Tier Distribution Account, the Class Q Distribution Account or the Deferred Interest Distribution Account the amounts required to be deposited therein pursuant to Section 3.06(i), then the Trustee shall, to the extent that a Responsible Officer of the Trustee has such knowledge, provide notice of such failure to the Master Servicer by facsimile transmission sent to telecopy no. (816) 435-2326 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone at telephone no. (816) 435-5000 (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 5:00 p.m., New York City time, on such day.

     SECTION 3.07. Investment of Funds in the Collection Account, the Interest Reserve Account, the REO Account, the Borrower Accounts, and Other Accounts.

     (a) The Master Servicer (or with respect to any REO Account, the Special Servicer) may direct any depository institution (such direction may be a standing direction until otherwise revoked) maintaining the Collection Account and any Borrower Accounts (subject to the second succeeding sentence) and any REO Account (each, for purposes of this Section 3.07, an "Investment Account"), to invest the funds in such Investment Account in one or more Permitted Investments that bear interest or are sold at a discount, and that mature, unless payable on demand, no later than the Business Day preceding the date on which such funds are required to be withdrawn from such Investment Account pursuant to this Agreement, provided that any funds in the Interest Reserve Account shall be invested in the Norwest Fund, as long as such fund is a Permitted Investment. Any direction by the Master Servicer or the Special Servicer to invest funds on deposit in an Investment Account shall be in writing and shall certify that the requested investment is a Permitted Investment which matures at or prior to the time required hereby or is payable on demand. In the case of any Escrow Account, Lock-Box Account, Cash Collateral Account or Reserve Account (the "Borrower Accounts"), the Master Servicer shall act upon the written request of the related Borrower or Manager to the extent the Master Servicer is required to do so under the terms of the respective Mortgage Loan or related documents, provided that in the absence of appropriate written instructions from the related Borrower or Manager meeting the requirements of this Section 3.07, the Master Servicer shall have no obligation to, but will be entitled to, direct the investment of funds in such accounts in Permitted Investments. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall have sole control (except with respect to investment direction which shall be in the control of the Master Servicer, or the Special Servicer, with respect to any REO Accounts, as an independent contractor to the Trust Fund) over each such investment and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent (which shall initially be the Master Servicer), together with any document of transfer, if any, necessary to transfer title to such investment to the Trustee or its nominee. The Trustee shall have no responsibility or liability with respect to the investment directions of the Master Servicer or the Special Servicer, any Borrower or Manager or any losses resulting therefrom, whether from Permitted Investments or otherwise. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (or the Special Servicer), shall: (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of
(1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer (or the Special Servicer) that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the related Investment Account.

     (b) All income and gain realized from investment of funds deposited in any Investment Account shall be for the benefit of the Master Servicer (except with respect to the investment of funds deposited in (i) any Borrower Account, which shall be for the benefit of the related Borrower to the extent required under the Mortgage Loan or applicable law or (ii) any REO Account, which shall be for the benefit of the Special Servicer or (iii) the Interest Reserve Account, which shall be for the benefit of MSMC), and, if held in the Collection Account or REO Account shall be subject to withdrawal by the Master Servicer or the Special Servicer, as applicable, in accordance with Section 3.06 or Section 3.17(b), as applicable. The Master Servicer (or with respect to any REO Account, the Special Servicer, or with respect to the Interest Reserve Account, MSMC) shall deposit from its own funds into any applicable Investment Account, the amount of any loss incurred in respect of any such Permitted Investment immediately upon realization of such loss; provided, however, that the Master Servicer or Special Servicer, as applicable, may reduce the amount of such payment to the extent it foregoes any investment income in such Investment Account otherwise payable to it. The Master Servicer shall also deposit from its own funds in any Borrower Account the amount of any loss incurred in respect of Permitted Investments, except to the extent that amounts are invested for the benefit of the Borrower under the terms of the Mortgage Loan or applicable law.

     All amounts on deposit in the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Class Q Distribution Account and the Deferred Interest Distribution Account shall be held uninvested.

     (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. In the event the Trustee takes any such action, the Trust Fund shall pay or reimburse the Trustee for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in connection therewith; provided, however, that the Trustee shall use its best efforts to recover any such amounts from the Person responsible for such costs. In the event that the Trustee does not take any such action, the Master Servicer may, but is not obligated to, take such action at its own cost and expense.

     SECTION 3.08. Maintenance of Insurance Policies and Errors and Omissions and Fidelity Coverage.

     (a) The Master Servicer on behalf of the Trustee, as mortgagee, shall use its reasonable best efforts, consistent with the Servicing Standard, to cause the related Borrower to maintain, to the extent required by each Mortgage Loan (other than REO Mortgage Loans), and if the Borrower does not so maintain, shall itself maintain (subject to the provisions of this Agreement concerning Nonrecoverable Advances and to the extent the Trustee as mortgagee has an insurable interest and to the extent available at commercially reasonable rates), (i) fire and hazard insurance (and hurricane insurance, if applicable) with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (A) one hundred percent (100%) of the then "full replacement cost" of the improvements and equipment, (excluding foundations, footings and excavation costs), without deduction for physical depreciation, and
(B) the outstanding principal balance of the related Mortgage Loan or such greater amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance provisions and to prevent the Trustee thereunder from being deemed to be a co-insurer and provided such policy shall include a "replacement cost" rider, (ii) insurance providing coverage against 18 months (or such longer period or with such extended period endorsement as provided in the related Mortgage or other Loan Document or, if the Mortgage Loan expressly permits a shorter period, such shorter period) of rent interruptions and (iii) such other insurance as is required in the related Mortgage Loan. The Special Servicer shall maintain fire and hazard insurance with extended coverage on each REO Property (subject to the provisions of this Agreement concerning Nonrecoverable Advances) in an amount which is at least equal to one hundred percent (100%) of the then "full replacement cost" of the improvements and equipment (excluding foundations, footings and excavation costs), without deduction for physical depreciation. If the Special Servicer does not maintain the insurance described in the preceding sentence or the required flood insurance described below, the Master Servicer shall, as soon as practicable after receipt of notice of such failure, maintain such insurance, and if the Master Servicer does not maintain such insurance, the insurance required in the first sentence of this Section 3.08(a) or the required flood insurance described below (if the related Borrower fails to maintain such insurance), the Trustee shall, as soon as practicable after receipt of notice of such failure, maintain such insurance, provided that such obligations of the Special Servicer, Master Servicer and Trustee will be subject to the provisions of this Agreement concerning Nonrecoverable Advances and to the availability of such insurance at commercially reasonable rates. The Special Servicer shall maintain, with respect to each REO Property to the extent available at commercially reasonable rates
(i) public liability insurance providing such coverage against such risks as the Special Servicer determines, consistent with the related Loan Documents and the Servicing Standard, to be in the best interests of the Trust Fund, (ii) insurance providing coverage against 18 months (or such longer period of time as is consistent with the Loan Documents and the Servicing Standard) of rent interruptions and (iii) such other insurance as was required pursuant to the terms of the related Mortgage Loan. All insurance for an REO Property shall be from a Qualified Insurer. Any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts required to be applied to the restoration or repair of the related Mortgaged Property or amounts to be released to the Borrower in accordance with the terms of the related Loan Documents) shall be deposited into the Collection Account pursuant to Section 3.05, subject to withdrawal pursuant to Section 3.06. Any cost incurred by the Master Servicer or the Special Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no other additional insurance other than flood insurance or earthquake insurance subject to the conditions set forth below is to be required of any Borrower or to be maintained by the Master Servicer other than pursuant to the terms of the related Loan Documents and pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property (other than an REO Property) is located in a federally designated special flood hazard area, the Master Servicer will use its best efforts to cause the related Borrower to maintain, to the extent required by each Mortgage Loan, and if the related Borrower does not so maintain, shall itself obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) and maintain flood insurance in respect thereof to the extent available at commercially reasonable rates. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance required by the terms of the related Mortgage Loan and as is available for the related property under the national flood insurance program (assuming that the area in which such property is located is participating in such program). If a Mortgaged Property is related to a Mortgage Loan pursuant to which earthquake insurance was in place at the time of origination and is required to be maintained pursuant to the terms of the Mortgage Loan, the Master Servicer shall use its reasonable best efforts to cause the related Borrower to maintain, and if the related Borrower does not so maintain will itself obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances and for so long as such insurance continues to be available at commercially reasonable rates) and maintain earthquake insurance in respect thereof, in the amount required by the Mortgage Loan or, if not specified, in-place at origination and with substantially the same terms and provisions as the policy in-place at origination or, if such a policy is unavailable at commercially reasonable rates, with terms and provisions generally acceptable to commercial mortgage servicers of mortgage loans similar to such Mortgage Loan. If an REO Property (i) is located in a federally designated special flood hazard area or
(ii) is related to a Mortgage Loan pursuant to which earthquake insurance was in place on the Closing Date and continues to be available at commercially reasonable rates, the Special Servicer will obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) and maintain flood insurance and/or earthquake insurance in respect thereof providing the same coverage as described in the preceding sentences or, with respect to earthquake insurance, in the amount required by the Mortgage Loan or, if not specified, in-place at origination. If at any time during the term of this Agreement a recovery under a flood or fire and hazard insurance policy in respect of an REO Property is not available but would have been available if such insurance were maintained thereon in accordance with the requirements applied to Mortgaged Properties described herein, the Special Servicer shall (subject to the provisions hereof relating to Nonrecoverable Advances) either (i) immediately deposit into the Collection Account from its own funds the amount that would have been recovered (after taking into account the standard deductibles applicable to such insurance policy) or (ii) apply to the restoration and repair of the property from its own funds the amount that would have been recovered (after taking into account the standard deductibles applicable to such insurance policy), if such application would be consistent with the Servicing Standard; provided, however, that the Special Servicer shall not be responsible for any shortfall in insurance proceeds resulting from an insurer's refusal or inability to pay a claim. In the case of any insurance otherwise required to be maintained pursuant to this
Section that is not being so maintained because the Master Servicer or the Special Servicer, as applicable, has determined that it is not available at commercially reasonable rates, the Master Servicer or the Special Servicer, as applicable, shall deliver an Officers' Certificate to the Trustee, the Depositor and each Rating Agency which details the steps that were taken in seeking such insurance and the factors which led to the determination that such insurance was not so available. Out-of-pocket expenses incurred by the Master Servicer or Special Servicer in maintaining insurance policies pursuant to this Section 3.08 shall be paid by the Master Servicer or Special Servicer as a Property Advance and shall be reimbursable to the Master Servicer or Special Servicer with interest at the Advance Rate, except to the extent such expenses are paid from the REO Account pursuant to Section 3.17(b). The Master Servicer (or the Special Servicer, with respect to the Specially Serviced Mortgage Loans) agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under each related insurance policy maintained pursuant to this Section 3.08(a) in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery thereunder.

     All insurance policies required hereunder shall name the Trustee, or the Master Servicer or the Special Servicer on behalf of the Trustee, as the mortgagee, as loss payee, and, unless otherwise required under the related Loan Documents, or with respect to insurance maintained by a Borrower, otherwise expressly permitted at the Borrower's election, shall be issued by Qualified Insurers.

     (b) (I) If the Master Servicer or the Special Servicer, as applicable, obtains and maintains a blanket insurance policy insuring against fire and hazard losses on all of the Mortgaged Properties (other than REO Properties) as to which the related Borrower has not maintained insurance required by the related Mortgage Loan or on all of the REO Properties, as the case may be, it shall conclusively be deemed to have satisfied its respective obligations concerning the maintenance of insurance coverage set forth in Section 3.08(a). Any such blanket insurance policy shall be maintained with a Qualified Insurer and provide no less coverage in scope and amount for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to Section 3.08(a). A blanket insurance policy may contain a deductible clause, in which case the Master Servicer or the Special Servicer, as applicable, shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property a policy otherwise complying with the provisions of Section 3.08(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard. In connection with its activities as Master Servicer or the Special Servicer hereunder, as applicable, the Master Servicer and the Special Servicer, respectively, agree to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy which it maintains in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or permit recovery thereunder.

     (II) If the Master Servicer or the Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy and such policy shall be issued by a Qualified Insurer and provide no less coverage in scope and amount for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to Section
3.08(a), then the Master Servicer or Special Servicer shall conclusively be deemed to have satisfied its respective obligations to maintain insurance pursuant to Section 3.08(a). Such policy may contain a deductible clause, in which case the Master Servicer or the Special Servicer, as applicable, shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of
Section 3.08(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.

     (c) The Master Servicer and the Special Servicer shall each maintain a fidelity bond in the form and amount that would meet the servicing requirements of FNMA or FHLMC, whichever is greater, with the Trustee named as certificateholder or loss payee, as applicable thereunder. The Master Servicer and the Special Servicer each shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as applicable. In addition, the Master Servicer and the Special Servicer shall each keep in force during the term of this Agreement a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligations to service the Mortgage Loans hereunder in the form and amount that would meet the servicing requirements of FNMA or FHLMC, whichever is greater, with the Trustee named as certificateholder or loss payee, as applicable thereunder. The Master Servicer and the Special Servicer shall cause each and every sub-servicer for it to maintain, or cause to be maintained by any agent or contractor servicing any Mortgage Loan on behalf of such sub-servicer, a fidelity bond and an errors and omissions insurance policy which satisfy the requirements for the fidelity bond and the errors and omissions policy to be maintained by the Master Servicer pursuant to this Section 3.08(c). All fidelity bonds and policies of errors and omissions insurance obtained under this Section 3.08(c) shall be issued by a Qualified Insurer.

     For so long as the long-term debt obligations of the Master Servicer or Special Servicer, as the case may be, (or their respective direct or indirect parent) are rated "A" (or its equivalent) or better by all of the Rating Agencies (or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies), such Person may self-insure with respect to the risks described in this subsection 3.08(c).

     SECTION 3.09. Enforcement of Due-On-Sale Clauses; Assumption Agreements; Defeasance Provisions.

     (a) If any Mortgage Loan contains a provision in the nature of a "due-on-sale" clause, which by its terms:

          (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or related Borrower, or

          (ii) provides that such Mortgage Loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer,

     then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or Special Servicer, as applicable, on behalf of the Trust Fund shall not be required to enforce such due-on-sale clause and in connection therewith shall not be required to (x) accelerate payments thereon or (y) withhold its consent to such an assumption to the extent permitted under the terms of the related Mortgage Loan if (x) such provision is not exercisable under applicable law or such exercise is reasonably likely to result in meritorious legal action by the related Borrower or (y) the Master Servicer or Special Servicer, as applicable, determines, in accordance with the Servicing Standard, that granting such consent would be likely to result in a greater recovery, on a present value basis (discounting at the related Mortgage Rate), than would enforcement of such clause. If the Master Servicer or Special Servicer, as applicable, determines that granting of such consent would likely result in a greater recovery, the Master Servicer or Special Servicer, as applicable, is authorized to take or enter into an assumption agreement from or with the Person to whom the related Mortgaged Property has been or is about to be conveyed, and to release the original Borrower from liability upon the Mortgage Loan and substitute the new Borrower as obligor thereon, provided, that
(a) the credit status of the prospective new Borrower is in compliance with the Master Servicer's or Special Servicer's, as applicable, regular commercial mortgage origination or servicing standards and criteria (as evidenced in writing by the Master Servicer or Special Servicer) and the terms of the related Mortgage and (b) the Master Servicer or Special Servicer has received written confirmation from each Rating Agency that such assumption or substitution would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates. In connection with each such assumption or substitution entered into by the Special Servicer, the Special Servicer shall give prior notice thereof to the Master Servicer. The Master Servicer or Special Servicer, as applicable, shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee (with a copy to the Master Servicer, if applicable) the original copy of such agreement, which copies shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

     (b) Subject to Section 3.25(a), if any Mortgage Loan contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms:

          (i) provides that such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property, or

          (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property,

     then the Master Servicer or Special Servicer, as applicable, on behalf of the Trust Fund, shall not be required to enforce such due-on-encumbrance clause and in connection therewith will not be required to (i) accelerate the payments on the related Mortgage Loan or (ii) withhold its consent to such lien or encumbrance if in either case the Master Servicer or Special Servicer, as applicable, (x) determines, in accordance with the Servicing Standard, that such enforcement would not be in the best interests of the Trust Fund and (y) receives prior written confirmation from each Rating Agency that granting such consent would not, in and of itself, cause a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates.

     (c) Nothing in this Section 3.09 shall constitute a waiver of the Trustee's right, as the mortgagee of record, to receive notice of any assumption of a Mortgage Loan, any sale or other transfer of the related Mortgaged Property or the creation of any lien or other encumbrance with respect to such Mortgaged Property.

     (d) In connection with the taking of, or the failure to take, any action pursuant to this Section 3.09, neither the Master Servicer nor the Special
Servicer shall agree to modify, waive or amend, and no assumption or substitution agreement entered into pursuant to Section 3.09(a) shall contain any terms that are different from, any term of any Mortgage Loan or the related Note, other than pursuant to Section 3.26.

     (e) With respect to any Mortgage Loan which permits release of Mortgaged Properties through defeasance, to the extent not inconsistent with the related Loan Documents:

               (i) In the event such Mortgage Loan requires that the Master Servicer on behalf of the Trustee purchase the required U.S. government obligations, the Master Servicer shall, at the Borrower's expense, purchase such obligations in accordance with the terms of such Mortgage Loan and hold the same on behalf of the Trust Fund; provided, that the Master Servicer shall not accept the amounts paid by the related Borrower to effect defeasance until acceptable U.S. government obligations have been identified.

               (ii) The  Master  Servicer  shall  obtain an  Opinion  of Counsel
                    (which shall be an expense of the related Borrower) to the effect that the Trustee has a first priority security interest in the defeasance deposit and the U.S. government obligations and the assignment thereof is valid and enforceable; such opinion, together with any other certificates or documents to be required in connection with such defeasance shall be in form and substance acceptable to the Master Servicer.

               (iii)The Master  Servicer  shall obtain a certificate  (which may be conclusively relied upon by the Master Servicer) at the related Borrower's expense from an Independent certified public accountant certifying that payments from the U.S. government obligations are sufficient to pay all amounts when and as due under the related Mortgage Loan.

               (iv) Prior to  permitting  release  of any  Mortgaged  Properties through defeasance, the Master Servicer shall (at the Borrower's expense) obtain written confirmation from each Rating Agency that such defeasance would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates.

               (v) The Master Servicer shall use its reasonable best efforts to cause the related Borrower to establish at such Borrower's cost and expense (and shall use its reasonable best efforts to cause the related Borrower to consent to such assumption) a special purpose entity which is an accommodation borrower to assume the defeased obligations, the establishment of which will not, as evidenced in a writing of the Rating Agencies delivered to the Trustee, in and of itself, result in the downgrade, qualification or withdrawals of the ratings then assigned to the Certificates.

               (vi) Prior  to  permitting  release  of  any  Mortgaged  Property through defeasance, the Master Servicer shall obtain an Opinion of Counsel (which shall be an expense of the related Borrower) to the effect that such release will not cause either the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or cause a tax to be imposed on the Trust Fund under the REMIC Provisions.

     SECTION 3.10. Realization Upon Defaulted Mortgage Loans.

     (a) Within 60 days after the occurrence of an Appraisal Reduction Event (or such longer period of time, up to 30 days, provided that the Special Servicer is diligently proceeding in accordance with the Servicing Standard to obtain such appraisal), the Special Servicer shall obtain an Updated Appraisal of the related Mortgaged Property or REO Property, as the case may be, the costs of which shall be a Property Advance to be advanced by the Master Servicer; provided, however, that the Special Servicer shall not be required to obtain an Updated Appraisal of any Mortgaged Property with respect to which there exists an appraisal which is less than twelve months old; provided, further, however, that with respect to an Appraisal Reduction Event enumerated in clause (ii) of the definition of Appraisal Reduction Event, the Special Servicer shall obtain such appraisal no later than 120 days following the date of the related delinquency. The Master Servicer or Special Servicer, as applicable, shall obtain annual letter updates to the Updated Appraisal or new Updated Appraisals, provided, that in the event that the Master Servicer or Special Servicer, as applicable, becomes aware pursuant to the financial and property reports, if any, collected from the related Borrower that net operating income with respect to any Mortgaged Property (calculated as provided in the related Loan Documents) has dropped by more than 10% for any fiscal year or the debt service coverage ratio of any Mortgaged Property (calculated as provided in the related Loan Documents) has fallen below 1.2 (based on such fiscal year's financial statements), the Master Servicer or Special Servicer, as applicable, shall obtain a new Updated Appraisal.

     Following a default in the payment of any principal balance and accrued interest on the maturity date of a Mortgage Loan, either (x) the Master Servicer shall continue to make P&I Advances (with respect to delinquent Extended Monthly Payments or Monthly Payments, as applicable) in accordance with Section 3.10(j), or (y) the Special Servicer shall foreclose upon or comparably convert or elect to grant up to three consecutive one-year extensions of the Specially Serviced Mortgage Loan; provided that the Special Servicer may only extend such Mortgage Loan if (i) immediately prior to the default on the maturity date (or the first or second anniversary thereof in the case of the second or third extension, respectively), the related Borrower had made twelve consecutive Monthly Payments (or Extended Monthly Payments (as defined herein) in the case of the second or third extension) on or prior to their Due Dates, (ii) the Special Servicer determines that (A) extension of such Mortgage Loan is consistent with the Servicing Standard and (B) extension of such Mortgage Loan is likely to result in a recovery which on a net present value basis would be greater than the recovery that would result from a foreclosure, (iii) such extension requires that all cash flow on all related Mortgage Properties in excess of amounts required to operate and maintain such Mortgaged Properties be applied to payments of principal and interest on such Mortgage Loan, (iv) the Special Servicer terminates the related Manager unless the Special Servicer determines that retaining such Manager is conducive to maintaining the value of such Mortgaged Properties and (v) such extension requires the related Borrower to make Extended Monthly Payments. The Special Servicer's determination to extend shall be made in the Special Servicer's good faith judgment, and may, but is not required to be, based on an Updated Appraisal or a letter update thereof. In addition, the Special Servicer's determination set forth in clause (ii) above shall be evidenced by an Officer's Certificate delivered to the Trustee, the Rating Agencies and the Depositor. The Officer's Certificate shall set forth the considerations of the Special Servicer forming the basis of such determination (which shall include but shall not be limited to information, to the extent available, such as related income and expense statements, rent rolls, occupancy status, and property inspections).

     The Special Servicer will not agree to any extension of a Mortgage Loan beyond the date which is two years prior to the Rated Final Distribution Date or beyond the date that is ten years prior to the expiration of any ground lease with regard to a Mortgage Loan. If the related Borrower fails to make an Extended Monthly Payment during the initial extension period, no further extensions will be granted. In no event will the Special Servicer be permitted to extend any Mortgage Loan at a rate lower than the Mortgage Rate.

     (b) In connection with any foreclosure, enforcement of the Loan Documents or other acquisition, the Special Servicer shall pay the out-of-pocket costs and expenses, including travel expenses, in any such proceedings as a Property Advance unless the Special Servicer determines, in its good faith judgment, that such Advance would constitute a Nonrecoverable Advance. The Special Servicer shall be entitled to reimbursement of Advances (with interest at the Advance
Rate) made pursuant to the preceding sentence to the extent permitted by Section 3.06(ii).

     If the Special Servicer elects to proceed with a non-judicial foreclosure in accordance with the laws of the state where the Mortgaged Property is located, the Special Servicer shall not be required to pursue a deficiency judgment against the related Borrower or any other liable party if the laws of the state do not permit such a deficiency judgment after a non-judicial foreclosure or if the Special Servicer determines, in its best judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing the deficiency judgment and such determination is evidenced by an Officers' Certificate delivered to the Trustee.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, to a co-trustee or to its nominee (which shall not include the Master Servicer or the Special Servicer) or a separate trustee or co-trustee on behalf of the Trustee as Holder of the Lower-Tier Regular Interests and on behalf of the Holders of the Certificates. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be a REO Mortgage Loan held in the Trust Fund until such time as the related REO Property shall be sold by the Trust Fund and shall be reduced only by collections net of expenses. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Mortgage Loan shall be considered to be an outstanding Mortgage Loan: (i) it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Note shall have been discharged, such Note and, for purposes of determining the Stated Principal Balance thereof, the related amortization schedule in effect at the time of any such acquisition of title remain in effect; and (ii) Net REO Proceeds received in any month shall be applied to amounts that would have been payable under the related Note in accordance with the terms of such Note. In the absence of such terms, Net REO Proceeds shall be deemed to have been received first in payment of the accrued interest (not including Default Interest or Deferred Interest) that remained unpaid on the date that the related REO Property was acquired by the Trust Fund; second in respect of the delinquent principal installments that remained unpaid on such date; and thereafter, Net REO Proceeds received in any month shall be applied to the payment of installments of principal and accrued interest on such Mortgage Loan deemed to be due and payable in accordance with the terms of such Note and such amortization schedule. If such Net REO Proceeds exceed the Monthly Payment then payable, the excess shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

     (c) Notwithstanding any provision to the contrary, the Special Servicer shall not acquire for the benefit of the Trust Fund any personal property pursuant to this Section 3.10 unless either:

               (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer for the benefit of the Trust Fund; or

               (ii) the Special  Servicer  shall have  requested and received an
                    Opinion of Counsel (which opinion shall be an expense of the Trust Fund) to the effect that the holding of such personal property by the Trust Fund will not cause the imposition of a tax on the Lower-Tier REMIC or Upper-Tier REMIC under the REMIC Provisions or cause the Lower-Tier REMIC or Upper-Tier REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (d) Notwithstanding any provision to the contrary in this Agreement, neither the Special Servicer nor the Master Servicer shall, on behalf of the Trust Fund, obtain title to any direct or indirect partnership interest or other equity interest in any Borrower pledged pursuant to any pledge agreement unless it shall have requested and received an Opinion of Counsel (which opinion shall be an expense of the Trust Fund) to the effect that the holding of such direct or indirect partnership interest or other equity interest by the Trust Fund will not cause the imposition of a tax on the Lower-Tier REMIC or Upper-Tier REMIC under the REMIC Provisions or cause the Lower-Tier REMIC or Upper-Tier REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (e) Notwithstanding any provision to the contrary contained in this Agreement, the Special Servicer shall not, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, obtain title to any direct or indirect partnership interest in any Borrower pledged pursuant to a pledge agreement and thereby be the beneficial owner of a Mortgaged Property, and shall not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, for the Trust Fund or the Certificateholders, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Special Servicer has previously determined in accordance with the Servicing Standard, based on an updated environmental assessment report prepared by an Independent Person who regularly conducts environmental audits, that:

               (A) such Mortgaged Property is in compliance with applicable environmental laws or, if not, after consultation with an environmental consultant, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith; and

               (B) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation, or that, if any such Hazardous Materials are present for which such action could be required, after consultation with an environmental consultant, it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property. In the event that the environmental assessment first obtained by the Special Servicer with respect to a Mortgaged Property indicates that such Mortgaged Property may not be in compliance with applicable environmental laws or that Hazardous Materials may be present but does not definitively establish such fact, the Special Servicer shall cause such further environmental tests to be conducted by an Independent Person who regularly conducts such tests as the Special Servicer shall deem prudent to protect the interests of Certificateholders. Any such tests shall be deemed part of the environmental assessment obtained by the Special Servicer for purposes of this Section 3.10.

     (f) The environmental assessment contemplated by Section 3.10(e) shall be prepared within two months of the determination that such assessment is required (or such longer period of time, not to exceed 30 days, provided that the Special Servicer is diligently proceeding in accordance with the Servicing Standard to obtain such environmental assessment) by any Independent Person who regularly conducts environmental audits for purchasers of commercial property where the Mortgaged Property is located, as determined by the Special Servicer in a manner consistent with the Servicing Standard. The Master Servicer shall pay as a Property Advance the cost of preparation of such environmental assessments unless the Master Servicer determines, in its good faith judgment, that such Advance would be a Nonrecoverable Advance. The Master Servicer shall be entitled to reimbursement of Advances (with interest at the Advance Rate) made pursuant to the preceding sentence in the manner set forth in Section 3.06.

     (g) If the Special Servicer determines pursuant to Section 3.10(e)(A) that a Mortgaged Property is not in compliance with applicable environmental laws but that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith, or if the Special Servicer determines pursuant to Section 3.10(e)(B) that the circumstances referred to therein relating to Hazardous Materials are present but that it is in the best economic interest of the Trust Fund to take such action with respect to the containment, clean-up or remediation of Hazardous Materials affecting such Mortgaged Property as is required by law or regulation, the Special Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund, but only if the Trustee has mailed notice to the Holders of the Regular Certificates of such proposed action, which notice shall be prepared by the Special Servicer and delivered to the Trustee, and only if the Trustee does not receive, within 30 days of such notification, instructions from the Holders of greater than 50% of the aggregate Voting Rights of such Classes directing the Special Servicer not to take such action. None of the Trustee, the Master Servicer or the Special Servicer shall be obligated to take any action or not take any action pursuant to this Section 3.10(g) at the direction of the Certificateholders unless the Certificateholders agree to indemnify the Trustee, the Master Servicer and the Special Servicer with respect to such action or inaction. The Special Servicer shall pay as a Property Advance the cost of any such compliance, containment, clean-up or remediation unless the Special Servicer determines, in its good faith judgment, that such Advance would constitute a Nonrecoverable Advance.

     (h) The Special Servicer shall report to the IRS and to the related Borrower, in the manner required by applicable law, the information required to be reported regarding any Mortgaged Property which is abandoned or foreclosed. The Special Servicer shall deliver a copy of any such report to the Trustee.

     (i) The costs of any appraisal or annual letter update obtained pursuant to this Section 3.10 shall be paid by the Master Servicer as an Advance and shall be reimbursable from the Collection Account pursuant to Section 3.06.

     (j) Following a default in the payment of principal or interest on a Mortgage Loan, the Special Servicer, after consultation and agreement in writing by the Master Servicer, may elect not to foreclose or institute similar proceedings or to modify the loan pursuant to Section 3.26 and instead the Master Servicer shall continue to make P&I Advances with respect to such delinquencies so long as (i) the Special Servicer, in its reasonable judgment in accordance with the Servicing Standard, after consultation and agreement in writing by the Master Servicer, concludes that the election not to foreclose or to modify would likely result in a greater recovery, on a present value basis, than would foreclosure or modification and (ii) the Master Servicer, in its reasonable judgment, in accordance with the Servicing Standard, concludes that such P&I Advances will not be Nonrecoverable Advances.

     SECTION 3.11. Trustee to Cooperate; Release of Mortgage Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Trustee or the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.05 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Trust Fund.

     From time to time upon request of the Master Servicer or Special Servicer and delivery to the Trustee and the Custodian of a Request for Release, the Trustee shall promptly cause the Custodian to release the Mortgage File (or any portion thereof) designated in such Request for Release to the Master Servicer or Special Servicer, as applicable. Upon return of the foregoing to the Custodian, or in the event of a liquidation or conversion of the Mortgage Loan into an REO Property, receipt by the Trustee of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account or the Lower-Tier Distribution Account, as applicable, have been so deposited, or that such Mortgage Loan has become an REO Property, the Custodian shall deliver a copy of the Request for Release to the Master Servicer or Special Servicer, as applicable.

     Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Special Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Special Servicer, its agents or attorneys, necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Borrower on the Mortgage Loan or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Loan Documents or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required, and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage or other security agreement, except for the termination of such lien upon completion of the foreclosure or trustee's sale.

     SECTION  3.12.  Servicing  Fees,   Trustee  Fees  and  Special   Servicing
                     Compensation.

     (a) As compensation for its activities hereunder, the Master Servicer shall be entitled, with respect to each Mortgage Loan and each Interest Accrual Period, to the Servicing Fee, which shall be payable from amounts on deposit in the Collection Account as set forth in Section 3.06(iii). The Master Servicer's rights to the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement. In addition, the Master Servicer shall be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related Mortgage Loans (i) any late payment charges, loan service transaction fees, demand fees, beneficiary statement charges or similar items (but not including any Net Default Interest or Prepayment Premiums), (ii) the Assumption Fees collected with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan and (iii) a portion of any modification fees, forbearance fees and extension fees pursuant to
Section 3.12(d) below, in each case to the extent received and not required to be deposited or retained in the Collection Account pursuant to Section 3.05; provided, however, that the Master Servicer shall not be entitled to apply or retain any amounts as additional compensation, including any late payment charges, with respect to a specific Mortgage Loan with respect to which a default or event of default thereunder has occurred and is continuing unless and until such default or event of default has been cured and all delinquent amounts (excluding any Default Interest) due with respect to such Mortgage Loan have been paid. The Master Servicer shall also be entitled pursuant to, and to the extent provided in, Sections 3.06(iii) and 3.07(b) to withdraw from the Collection Account and to receive from any Borrower Accounts (to the extent not payable to the related Borrower under the Mortgage Loan or applicable law) any interest or other income earned on deposits therein.

     Notwithstanding the foregoing, the aggregate Servicing Fee (minus the Trustee Fee) due to the Master Servicer with respect to any Distribution Date shall be reduced (but not below zero) by the aggregate amount of any Prepayment Interest Shortfalls for the related Collection Period.

     As compensation for its activities hereunder, on each Distribution Date the Trustee shall be entitled with respect to each Mortgage Loan to the Trustee Fee, which shall be payable by the Master Servicer out of the aggregate Servicing Fee. The Trustee shall pay the routine fees and expenses of the Certificate Registrar, the Paying Agent, the Custodian and the Authenticating Agent. The Trustee's rights to the Trustee Fee may not be transferred in whole or in part except in connection with the transfer of all of the Trustee's responsibilities and obligations under this Agreement.

     Except as otherwise provided herein, the Master Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder, including all fees of any sub-servicers retained by it. Except as otherwise provided herein, the Trustee shall pay all expenses incurred by it, the Certificate Registrar, the Paying Agent, the Custodian and the Authenticating Agent in connection with their activities hereunder.

     (b) As compensation for its activities hereunder, the Special Servicer shall be entitled with respect to each Specially Serviced Mortgage Loan to the Special Servicing Fee, which shall be payable from amounts on deposit in the Collection Account as set forth in Section 3.06(iii). The Special Servicer's rights to the Special Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under this Agreement. In addition, the Special Servicer shall be entitled to receive as additional servicing compensation, to the extent permitted by applicable law and the related Specially Serviced
Mortgaged Loans (i) a portion of any modification fees, forbearance fees and extension fees pursuant to Section 3.12(d) below, (ii) the Assumption Fees collected with respect to any Specially Serviced Mortgage Loans and (iii) any interest or other income earned on deposits in the REO Accounts.

     Except as otherwise provided herein, the Special Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder.

     (c) In addition to the Special Servicing Fees provided for in this Agreement, and not in lieu thereof, the Special Servicer shall be entitled to the following fees and compensation:

               (i)  the Special Servicing Rehabilitation Fee; and

               (ii) the Liquidation Fee payable out of the Liquidation  Proceeds prior to the deposit of the Net Liquidation Proceeds in the Collection Account. However, no Liquidation Fee will be payable in connection with, or out of, Liquidation Proceeds resulting from the purchase of any Specially Serviced Mortgage Loan or REO Property (i) by MSMC, or (ii) by the Master Servicer, the Depositor or the Certificateholders pursuant to Section 2.03 or Section 9.01.

     (d) As additional compensation for their activities hereunder, the Master Servicer and the Special Servicer shall be entitled to a portion of any modification fees, forbearance fees and extension fees paid by or on behalf of a Borrower in the following manner: (i) with respect to any Mortgage Loan that is being serviced by the Master Servicer, the Master Servicer shall be entitled to 75% of such fees and the Special Servicer shall be entitled to 25% of such fees; provided that the amount to which the Special Servicer is entitled to shall be subject to a maximum of $10,000 and any excess thereof shall be payable to the Master Servicer and (ii) with respect to any Specially Serviced Mortgage Loans, the Special Servicer shall be entitled to 75% of such fees and the Master Servicer shall be entitled to 25% of such fees; provided that the amount to which the Master Servicer is entitled to shall be subject to a maximum of $10,000 and any excess thereof shall be payable to the Special Servicer.

     (e) The Master Servicer, Special Servicer and Trustee shall be entitled to reimbursement from the Trust Fund for the costs and expenses incurred by them in the performance of their duties under this Agreement which are "unanticipated expenses incurred by the REMIC" within the meaning of Treasury Regulations
Section 1.860G-1(b)(3)(iii). Such expenses shall include, by way of example and not by way of limitation, environmental assessments, Updated Appraisals and appraisals in connection with foreclosure, the fees and expenses of any administrative or judicial proceeding and expenses expressly identified as reimbursable in Section 3.06(v).

     (f) No provision of this Agreement or of the Certificates shall require the Master Servicer, the Special Servicer or the Trustee to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder or thereunder, or in the exercise of any of their rights or powers, if, in the good faith business judgment of the Master Servicer, Special Servicer or Trustee, as the case may be, repayment of such funds would not be ultimately recoverable from late payments, Net Insurance Proceeds, Net Liquidation Proceeds and other collections on or in respect of the Mortgage Loans, or from adequate indemnity from other assets comprising the Trust Fund against such risk or liability.

     If the Master Servicer, the Special Servicer or the Trustee receives a request or inquiry from a Borrower, any Certificateholder or any other Person the response to which would, in the Master Servicer's, the Special Servicer's or the Trustee's good faith business judgment require the assistance of Independent legal counsel or other consultant to the Master Servicer, the Special Servicer or the Trustee, the cost of which would not be an expense of the Trust Fund hereunder, then the Master Servicer, the Special Servicer or the Trustee, as the case may be, shall not be required to take any action in response to such request or inquiry unless the Borrower or such Certificateholder or such other Person, as applicable, makes arrangements for the payment of the Master Servicer's, the Special Servicer's or Trustee's expenses associated with such counsel (including, without limitation, posting an advance payment for such expenses) satisfactory to the Master Servicer, the Special Servicer or the Trustee, as the case may be, in its sole discretion. Unless such arrangements have been made, the Master Servicer, the Special Servicer or the Trustee, as the case may be, shall have no liability to any Person for the failure to respond to such request or inquiry.

     SECTION 3.13. Reports to the Trustee; Collection Account Statements.

     (a) The Master Servicer shall deliver to the Trustee (solely for the purposes of determining P&I Advances) no later than the fifth Business Day prior to each Distribution Date a preliminary report containing the information provided on the Master Servicer Remittance Report and by no later than 1:00 p.m. New York City time on the second Business Day prior to each Distribution Date, the Master Servicer Remittance Report with respect to the related Distribution Date (which shall include, without limitation, a preliminary estimate of the amount of Available Funds for such related Collection Period) including a written statement of anticipated P&I Advances for the related Distribution Date. The Master Servicer's responsibilities under this Section 3.13(a) with respect to REO Mortgage Loans shall be subject to the satisfaction of the Special Servicer's obligations under Section 3.24.

     (b) Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee a statement prepared by the Master Servicer setting forth the status of the Collection Account as of the close of business on the related Distribution Date and showing the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 3.05 and each category of withdrawal specified in
Section 3.06 since the preceding Distribution Date. The Trustee and its agents and attorneys may at any time during normal business hours, upon reasonable notice, inspect and copy the books, records and accounts of the Master Servicer solely relating to the Mortgage Loans and the performance of its duties hereunder.

     (c) Subject to Section 8.01(b) hereof, the Trustee shall be entitled to rely conclusively on and shall not be responsible for the content or accuracy of any information provided to it by the Master Servicer or the Special Servicer pursuant to this Agreement.

     SECTION 3.14. Annual Statement as to Compliance.

     The Master Servicer and the Special Servicer (each, a "reporting person") each shall deliver to the Trustee, the Depositor and to the Rating Agencies on or before March 31 of each year, beginning with March 31, 1999, an Officers' Certificate stating, as to each signatory thereof, (i) that a review of the activities of the reporting person during the preceding calendar year (or such shorter period from the Closing Date to the end of the related calendar year) and of its performance under this Agreement has been made under such officer's supervision, (ii) that, to the best of such officer's knowledge, based on such review, the reporting person has fulfilled all of its obligations under this Agreement in all material respects throughout such year (or such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer, the nature and status thereof and what action it proposes to take with respect thereto, (iii) that, to the best of such officer's knowledge, each sub-servicer has fulfilled its obligations under its sub-servicing agreement in all material respects, or, if there has been a material default in the fulfillment of such obligations, specifying each such default known to such officer and the nature and status thereof, (iv) that it has maintained an effective internal control system over the servicing of mortgage loans including the Mortgage Loans and other loans, and (v) whether it has received any notice regarding qualification, or challenging the status, of the Upper-Tier REMIC or Lower-Tier REMIC as a REMIC from the IRS or any other governmental agency or body.

     SECTION 3.15. Annual Independent Public Accountants' Servicing Report.

     On or before March 31 of each year, beginning with March 31, 1999, the Master Servicer and the Special Servicer (each, a "reporting person") at its own expense shall cause a firm of nationally recognized Independent public accountants (who may also render other services to the reporting person) which is a member of the American Institute of Certified Public Accountants to furnish a statement (an "Accountant's Statement") to the Trustee, to the effect that the assertion of management of the Master Servicer or the Special Servicer that it has maintained an effective internal control system over the servicing of mortgage loans including the Mortgage Loans and other loans, for the preceding calendar year (or shorter period from the Closing Date to the end of the related calendar year) is fairly stated, based on an examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, except for exceptions and errors as stated in such report.

     SECTION 3.16. Access to Certain Documentation.

     The Master Servicer and Special Servicer shall provide to any Certificateholders that are federally insured financial institutions, the Federal Reserve Board, the FDIC and the OTS and the supervisory agents and examiners of such boards and such corporations, and any other governmental or regulatory body to the jurisdiction of which any Certificateholder is subject, access to the documentation regarding the Mortgage Loans required by applicable regulations of the Federal Reserve Board, FDIC, OTS or any such governmental or regulatory body, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer or Special Servicer. Nothing in this Section 3.16 shall detract from the obligation of the Master Servicer and Special Servicer to observe any applicable law prohibiting disclosure of information with respect to the Borrowers, and the failure of the Master Servicer and Special Servicer to provide access as provided in this Section 3.16 as a result of such obligation shall not constitute a breach of this Section 3.16.

     SECTION 3.17. Title and Management of REO Properties.

     (a) In the event that title to any Mortgaged Property is acquired for the benefit of Certificateholders in foreclosure, by deed in lieu of foreclosure or upon abandonment or reclamation from bankruptcy, the deed or certificate of sale shall be taken in the name of the Trustee, or its nominee (which shall not include the Master Servicer or the Special Servicer), or a separate trustee or co-trustee, on behalf of the Trust Fund. The Special Servicer, on behalf of the Trust Fund, shall dispose of any REO Property prior to the close of the third calendar year beginning after the year in which the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless (i) the Special Servicer on behalf of the Lower-Tier REMIC has applied for an extension of such period pursuant to Sections 856(e)(3) and 860G(a)(8)(A) of the Code, in which case the Special Servicer shall sell such REO Property within the applicable extension period or (ii) the Special Servicer seeks and subsequently receives an Opinion of Counsel (which opinion shall be an expense of the Trust Fund), addressed to the Special Servicer and Trustee, to the effect that the holding by the Trust Fund of such REO Property for an additional specified period will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that any Certificate is outstanding, in which event such period shall be extended by such additional specified period subject to any conditions set forth in such Opinion of Counsel. The Special Servicer, on behalf of the Trust Fund, shall dispose of any REO Property held by the Trust Fund prior to the last day of such period (taking into account extensions) by which such REO Property is required to be disposed of pursuant to the provisions of the immediately preceding sentence in a manner provided under Section 3.18 hereof. The Special Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a)).

     (b) The Special Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the Servicing Standard and the terms of this Agreement, all on such terms and for such period as the Special Servicer deems to be in the best interests of Certificateholders, and, in connection therewith, the Special Servicer shall only agree to the payment of management fees that are consistent with general market standards or to terms that are more favorable to the Trust Fund. Consistent with the foregoing, the Special Servicer shall cause or permit to be earned with respect to such REO Property any "net income from foreclosure property," within the meaning of Section 860G(c) of the Code, which is subject to tax under the REMIC Provisions only if it has determined, and has so advised the Trustee in writing, that the earning of such income on a net after-tax basis could reasonably be expected to result in a greater recovery on behalf of Certificateholders than an alternative method of operation or rental of such REO Property that would not be subject to such a tax. The Special Servicer shall segregate and hold all revenues received by it with respect to any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to any REO Property a segregated custodial account (each, an "REO Account"), each of which shall be an Eligible Account and shall be entitled "Midland Loan Services, Inc., in trust for Norwest Bank Minnesota, National Association, as Trustee, in trust for Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, REO Account." The Special Servicer shall be entitled to withdraw for its account any interest or investment income earned on funds deposited in an REO Account to the extent provided in Section 3.07(b). The Special Servicer shall deposit or cause to be deposited in the REO Account within one Business Day after receipt all revenues received by it with respect to any REO Property (other than Liquidation Proceeds, which shall be remitted pursuant to Section 3.18(e) to the Collection Account), and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property and for other Property Protection Expenses with respect to such REO Property, including:

               (i) all insurance premiums due and payable in respect of any REO Property;

               (ii) all real estate taxes and  assessments in respect of any REO
                    Property that may result in the imposition of a lien thereon;

               (iii)all costs and expenses  reasonable and necessary to protect, maintain, manage, operate, repair and restore any REO Property; and

               (iv) any taxes  imposed  on the Upper  Tier  REMIC or  Lower-Tier
                    REMIC in respect of net income from foreclosure property in accordance with Section 4.05.

     To the extent that such REO Proceeds are insufficient for the purposes set forth in clauses (i) through (iii) above and the Special Servicer has provided written notice of such shortfall to the Master Servicer at least five Business Days prior to the date that such amounts are due, the Master Servicer shall pay as a Property Advance the amount of such shortfall unless the Master Servicer determines, in its good faith judgment, that such Advance would be a Nonrecoverable Advance. If the Master Servicer does not make any such Advance in violation of the immediately preceding sentence, the Trustee shall make such Advance, unless in either case, the Trustee determines that such Advance would be a Nonrecoverable Advance. The Trustee shall be entitled to rely, conclusively, on any determination by the Master Servicer that an Advance, if made, would be a Nonrecoverable Advance. The Trustee, in determining whether or not a proposed Advance would be a Nonrecoverable Advance, shall be subject to the standards applicable to the Master Servicer hereunder. The Master Servicer or the Trustee, as applicable, shall be entitled to reimbursement of such Advances (with interest at the Advance Rate) made pursuant to the preceding sentence, to the extent set forth in Section 3.06. The Special Servicer shall withdraw from each REO Account and remit to the Master Servicer for deposit into the Collection Account on a monthly basis prior to the related Master Servicer Remittance Date the Net REO Proceeds received or collected from each REO Property, except that in determining the amount of such Net REO Proceeds, the Special Servicer may retain in each REO Account reasonable reserves for repairs, replacements and necessary capital improvements and other related expenses. Notwithstanding the foregoing (but subject to the second sentence of this Section 3.17(b)), the Special Servicer shall not:

               (i) permit the Trust Fund to enter into, renew or extend any New Lease, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

               (ii) permit any amount to be  received  or accrued  under any New
                    Lease, other than amounts that will constitute Rents from Real Property;

               (iii)authorize or permit any  construction  on any REO  Property, other than the repair or maintenance thereof or the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

               (iv) Directly Operate or allow any Person to Directly Operate any
                    REO Property on any date more than 90 days after its date of acquisition by the Trust Fund, unless such Person is an Independent Contractor;

unless, in any such case, the Special Servicer has requested and received an Opinion of Counsel addressed to the Special Servicer and the Trustee (which opinion shall be an expense of the Trust Fund) to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code) at any time that it is held by the Trust Fund, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

     The Special Servicer shall be required to contract with an Independent Contractor, the fees and expenses of which shall be an expense of the Trust Fund and payable out of REO Proceeds, for the operation and management of any REO Property, within 90 days of the Trust Fund's acquisition thereof (unless the Special Servicer shall have provided the Trustee with an Opinion of Counsel that the operation and management of any REO Property other than through an Independent Contractor shall not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Code Section 860G(a)(8)) (which opinion shall be an expense of the Trust Fund), provided that:

               (i) the terms and conditions of any such contract shall be reasonable and customary for the area and type of property and shall not be inconsistent herewith;

               (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above, and remit all related revenues (net of such costs and expenses) to the Special Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

               (iii)none of the provisions of this Section  3.17(b)  relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations to the Trust Fund or the Trustee on behalf of the
                    Certificateholders with respect to the operation and management of any such REO Property; and

               (iv) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

     The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.

     (c) When and as necessary, the Special Servicer shall send to the Trustee a statement prepared by the Special Servicer setting forth the amount of net income or net loss, as determined for federal income tax purposes, resulting from the operation and management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any other amount not constituting Rents from Real Property in respect of, any REO Property in accordance with Sections 3.17(a) and 3.17(b).

     SECTION 3.18. Sale of Specially Serviced Mortgage Loans and REO Properties.

     (a) With respect to any Specially Serviced Mortgage Loan or REO Property which the Special Servicer has determined to sell in accordance with Sections
3.10 or 3.17, the Special Servicer shall deliver to the Trustee and the Rating Agencies an Officers' Certificate to the effect that, pursuant to Sections 3.10 or 3.17, the Special Servicer has determined to sell such Specially Serviced Mortgage Loan or REO Property in accordance with this Section 3.18. The Special Servicer may then offer to sell to any Person any Specially Serviced Mortgage Loan which is in default or for which default is reasonably foreseeable or any REO Property or, subject to the following sentence, purchase any such Specially Serviced Mortgage Loan or REO Property (in each case at the Repurchase Price therefor), but shall, in any event, so offer to sell any REO Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such REO Property within the period specified in Section 3.17(a). The Special Servicer shall deliver such Officers' Certificate and give the Trustee not less than five Business Days' prior written notice of its intention to sell any Specially Serviced Mortgage Loan or REO Property, in which case the Special Servicer shall accept the highest offer received from any Person for any Specially Serviced Mortgage Loan or any REO Property in an amount at least equal to the Repurchase Price therefor or, at its option, if it has received no offer at least equal to the Repurchase Price therefor, purchase the Specially Serviced Mortgage Loan or REO Property at the Repurchase Price.

     In the absence of any such offer or purchase by the Special Servicer, the Special Servicer shall accept the highest offer received from any Person that is determined by the Special Servicer to be a fair price, as determined in accordance with Section 3.18(b), for such Specially Serviced Mortgage Loan or REO Property, if the highest offeror is a Person other than an Interested Person, or if such offer is determined to be a fair price by the Trustee in accordance with Section 3.18(b), if the highest offeror is an Interested Person; provided, that the Trustee (or the Special Servicer, if the Special Servicer or any Affiliate of the Special Servicer is not an offeror) shall be entitled to engage, at the expense of the Trust Fund, an Independent appraiser to determine whether the highest offer is a fair price and, further provided, that if the highest offeror is an Interested Person such offer shall not be accepted if it is less than the Repurchase Price, unless the Rating Agencies have confirmed, in writing, that such acceptance will not, in itself, result in the qualification, downgrade or withdrawal of the then current ratings assigned to the Certificates. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may make an offer or purchase any Specially Serviced Mortgage Loan or any REO Property pursuant hereto.

     The Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such offer would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower offer if it determines, in accordance with the Servicing Standard, that acceptance of such offer would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable), provided that the offeror is not the Special Servicer or an Affiliate of the Special Servicer.

     In the event that the Special Servicer determines with respect to any REO Property that the offers being made with respect thereto are not in the best interests of the Certificateholders and that the end of the period referred to in Section 3.17(a) with respect to such REO Property is approaching, the Special Servicer shall seek an extension of such period in the manner described in
Section 3.17(a); provided, however, that the Special Servicer shall use its best efforts, consistent with the Servicing Standard, to sell each Specially Serviced Mortgage Loan and any REO Property prior to the Rated Final Distribution Date.

     (b) In determining whether any offer received from an Interested Person represents a fair price for any Specially Serviced Mortgage Loan or any REO Property, the Trustee may conclusively rely on the opinion of an Independent appraiser, provided that any such appraisal shall meet the requirements of an Updated Appraisal hereunder. In determining whether any offer constitutes a fair price for any Specially Serviced Mortgage Loan or any REO Property, the Special Servicer (if the highest offeror is not an Interested Person) or the Trustee shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, any Updated Appraisal previously obtained, the period and amount of any delinquency on the affected Specially Serviced Mortgage Loan, the physical (including environmental) condition of the related Mortgaged Property or such REO Property, the state of the local economy and the Trust Fund's obligation to dispose of any REO Property within the time period specified in Section 3.17(a).

     (c) Subject to the provisions of Section 3.17, the Special Servicer shall act on behalf of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Specially Serviced Mortgage Loan or any REO Property shall be without recourse to, or representation or warranty by, the Trustee, the Depositor, the Master Servicer, the Special Servicer or the Trust Fund (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Trust Fund), and, if such sale is consummated in accordance with the duties of the Special Servicer, the Master Servicer, the Depositor and the Trustee pursuant to the terms of this Agreement, no such Person who so performed shall have any liability to the Trust Fund or any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer, if the offeror is not an Interested Person (or the Trustee, if an Interested Person is an offeror).

     (d) The Special Servicer shall file information returns regarding the abandonment or foreclosure of Mortgaged Properties with the IRS at the time and in the manner required by the Code.

     (e) The proceeds of any sale pursuant to this Section 3.18 after deduction of the expenses of such sale incurred in connection therewith shall be promptly, and in any event within one Business Day following receipt thereof, remitted by the Special Servicer to the Master Servicer for deposit in the Collection Account in accordance with Section 3.05(a)(v).

     SECTION 3.19. Additional Obligations of the Master Servicer; Inspections; Successor Manager.

     (a) The Master Servicer (or, with respect to Specially Serviced Mortgage Loans and REO Properties, the Special Servicer) shall inspect or cause to be inspected each Mortgaged Property at such times and in such manner as are consistent with the Servicing Standard, but in any event shall inspect each Mortgaged Property (i) with an Allocated Loan Amount of (A) $5,000,000 or more at least once every 12 months and (B) less than $5,000,000 at least once every 24 months (provided, however, that at least 50% of the Mortgaged Properties with an Allocated Loan Amount of less than $5,000,000 with respect to each Mortgage Loan shall be inspected within the initial 12 months after the Closing Date), in each case commencing in October, 1999 (or at such lesser frequency as each Rating Agency shall have confirmed in writing to the Master Servicer will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of the Certificates) and (ii) if any Mortgage Loan (A) becomes a Specially Serviced Mortgage Loan or (B) has a debt service coverage ratio (calculated as provided in the related Loan Documents) of less than 1.0 for the immediately preceding twelve-month period, the related Mortgaged Property shall be inspected by the Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans) as soon as practicable and thereafter at least every 12 months for so long as such condition exists. The cost of any such inspection shall be borne by the Master Servicer unless the related Mortgage Loan is a Specially Serviced Mortgage Loan, in which case any out-of-pocket costs, including travel related expenses, incurred with respect to such inspection by the Special Servicer shall be paid by the Master Servicer as a Property Advance.

     (b) With respect to each Mortgage Loan, the Master Servicer and the Special Servicer (with respect to Specially Serviced Mortgage Loans) shall enforce the Trustee's rights with respect to the Manager or Managers under the related Loan Documents and Management Agreement or Management Agreements. In the event the Master Servicer or the Special Servicer (with respect to Specially Serviced Mortgage Loans) is entitled to terminate or cause the related Borrower to terminate the Manager or Managers, and the Master Servicer or Special Servicer, as applicable, has determined, in accordance with the Servicing Standard, that such termination is appropriate, the Master Servicer or the Special Servicer, as the case may be, shall promptly give notice of its intent to exercise its right to terminate the Manager or Managers to the Trustee (who shall copy the Certificateholders and the Rating Agencies), the related Originator, the Master Servicer or Special Servicer, as applicable, and the Depositor. After receipt of such notice, the most subordinate Class of Certificates then outstanding shall have the right to recommend termination of the Manager or Managers, and if so, to recommend a Successor Manager or Managers (meeting the requirements set forth below). Certificateholders representing Voting Rights of greater than 50% of such subordinate Class of Certificates will have ten Business Days from the receipt of such notice to respond to such notice. Upon receipt of a recommendation to terminate the Manager or Managers and appoint a Successor Manager or Managers, the Master Servicer or the Special Servicer, as the case may be, shall give notice of such recommendation to the Trustee (who shall copy the Certificateholders), and the Master Servicer or Special Servicer, as applicable, shall effect such recommendation unless: (i) within five Business Days of the receipt of notice of such recommendation, Certificateholders representing Voting Rights of greater than 50% of any Class of Certificates then outstanding which was assigned a rating by any Rating Agency on the Closing Date reject (in writing delivered to the Trustee) such proposed Successor Manager or Managers in which case the Master Servicer or the Special Servicer, as the case may be, shall procure a Successor Manager or Managers as set forth in the following sentence; or (ii) the Master Servicer or the Special Servicer, as the case may be, determines that effecting such recommendation to terminate is not consistent with the Servicing Standard, and therefore, the Master Servicer or the Special Servicer, as the case may be, elects not to effect such recommendation. If the Master Servicer or the Special Servicer, as the case may be, does not receive a required response (or if the response received is inconsistent) and the Master Servicer or Special Servicer, as the case may be, determines it is consistent with the Servicing Standard to terminate the Manager or Managers or in the event the Manager or Managers is otherwise terminated or resigns under the related Mortgage or Management Agreement, the Master Servicer or the Special Servicer, as the case may be, shall use its best efforts to retain a Successor Manager or Managers (or the recommended Successor Manager or Managers, if any) on terms substantially similar to the Management Agreement or, failing that, on terms as favorable to the Trust Fund as can reasonably be obtained. A "Successor Manager" shall be reasonably acceptable to the Master Servicer or the Special Servicer, as the case may be, and shall be a professional management corporation or business entity which (i) manages, and is experienced in managing, other comparable commercial properties, (ii) will not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates by each Rating Agency, as confirmed in writing by each Rating Agency, and (iii) otherwise satisfies any criteria set forth in the Mortgage and related Loan Documents.

     SECTION 3.20. Reports to the Securities and Exchange Commission; Available Information.

     (a) The Trustee shall prepare, sign, and electronically file on behalf of the Depositor, and at the expense of the Depositor, any and all Exchange Act Reports as may be required with respect to the Certificates pursuant to this Agreement; provided, however, that the Depositor shall prepare, sign and file with the Commission the initial Form 8-K relating to the Trust Fund. In the event the Depositor notifies the Trustee, the Master Servicer and the Special Servicer in writing as to any change in the Exchange Act reporting requirements applicable to the Certificates, the Trustee, the Special Servicer and the Master Servicer shall conform the reporting obligations as set forth herein to any such changes as notified by the Depositor. The Master Servicer and the Special Servicer, to the extent such information has been received by the Master Servicer or Special Servicer, as applicable, agree to provide such information with respect to the Mortgage Loans in an EDGAR-compatible electronic format to the Trustee and such entity as is designated by the Depositor pursuant to
Section 3.20(f) in a timely fashion as may be requested by the Trustee in connection with such Exchange Act Reports, so that such Exchange Act Reports may be timely filed by the Trustee. Manually-signed copies of each Exchange Act Report shall be delivered by the Trustee to the Depositor to the attention of the Secretary (or such other Persons as are designated in writing by the Depositor).

     On a monthly basis prior to the filing on behalf of the Trust Fund of a Form 15, the Trustee will file on behalf of the Trust Fund within 15 days after the Distribution Date a Form 8-K that includes the Monthly Distribution Statement.

     On a quarterly basis prior to the filing on behalf of the Trust Fund, and effectiveness, of a Form 15, the Trustee will file, to the extent the Trustee receives the information set forth below in electronic format in accordance with
Section 3.20(f), within 45 days after the end of the relevant Borrower's fiscal quarter a Financial Report for those Borrowers which represent 10% or more of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof, the Grapevine Mills Loan, the Edens & Avant Pool I Loan, the Mall of New Hampshire Loan, the Westside Pavilion Loan and the NorthTown Mall Loan). The quarterly Financial Report with respect to (i) those Mortgage Loans that represent 20% or more of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof The Grapevine Mills Loan) shall consist of unaudited financial statements with respect to the Mortgaged Properties securing such Mortgage Loans, and (ii) those Mortgage Loans that represent 10% but less than 20% of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof, the Edens & Avant Pool I Loan, the Mall of New Hampshire, the Westside Pavilion Loan and the NorthTown Mall Loan) shall consist of summarized quarterly financial information (substantially in the form set forth in Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5 respectively, to the Depositor's Prospectus Supplement dated October 8, 1998 relating to the Certificates) as described in Rule 1.02(bb) of Regulation S-X with respect to the Mortgaged Properties securing such Mortgage Loan.

     On an annual basis prior to the filing on behalf of the Trust Fund, and effectiveness, of a Form 15, the Trustee will file, to the extent the Trustee receives the information set forth below in electronic format in accordance with
Section 3.20(f), within 90 days after the end of the relevant Borrower's fiscal year end a Financial Report for those Borrowers which represent 10% or more of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof, the Grapevine Mills Loan, the Edens & Avant Pool I Loan, the Mall of New Hampshire Loan, the Westside Pavilion Loan and the NorthTown Mall Loan). The annual Financial Report with respect to (i) those Mortgage Loans that represent 20% or more of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof, the Grapevine Mills Loan) shall consist of audited financial statements with respect to the Mortgaged Properties securing such Mortgage Loans, and (ii) those Mortgage Loans that represent 10% but less than 20% of the aggregate Stated Principal Balance of the Mortgage Loans (on the date hereof, the Edens & Avant Pool I Loan, the Mall of New Hampshire Loan, the Westside Pavilion Loan and the NorthTown Mall Loan) shall consist of summarized annual financial information (substantially in the form set forth in Exhibit A-2, Exhibit A-3, Exhibit A-4 and Exhibit A-5 respectively, to the Depositor's Prospectus Supplement dated October 8, 1998 relating to the Certificates) as described in Rule 1.02(bb) of Regulation S-X with respect to the Mortgaged Properties securing such Mortgage Loan.

     The Master Servicer, each Special Servicer and the Trustee hereby agree to cooperate with the Borrowers and their accountants in obtaining any consents of accountants that are required to be filed with any financial statements being filed on a Form 10-K or Form 8-K.

     If information for any Financial Report is incomplete by the date on which required to be filed, the Trustee shall prepare, execute and file a Form 12b-25 and shall deliver a manually signed version of such form to the Depositor to the attention of the Secretary (or such other Persons as are designated in writing by the Depositor).

     None of the Master Servicer, the Special Servicer and the Trustee shall (i) file a Form ID with respect to the Depositor or (ii) cause the Trust Fund to stop filing reports, statements and information with the Commission pursuant to this Section unless directed to do so by the Depositor or the continued reporting is prohibited under the Exchange Act or any regulations thereunder. Promptly following the end of each calendar year, commencing December 31, 1998, the Trustee shall notify the Depositor when the Certificates are held of record by less than 300 persons within the meaning of Section 15(d) of the Exchange Act. Upon receipt of such notice from the Trustee, the Depositor may instruct the Trustee to file a Form 15, in which case the Trustee shall file a Form 15 within 15 days following the receipt of such instructions from the Depositor, whereupon the Trustee's responsibilities under this Section 3.20(a) shall end.

     The Trustee shall, at the written direction of the Depositor, solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited pursuant to the Exchange Act.

     (b) Prior to the filing on behalf of the Trust Fund, and effectiveness, of a Form 15, the Master Servicer shall promptly prepare and provide to the Trustee and the Special Servicer a report (each, a "Special Event Report") reporting (i) any notice from a Borrower or insurance company, or any knowledge otherwise obtained, regarding an upcoming voluntary or involuntary prepayment (including that resulting from a casualty or condemnation) or defeasance of all or part of the related Mortgage Loan (provided that a request by a Borrower or other Person for a quotation of the amount necessary to satisfy all obligations with respect to a Mortgage Loan shall not, in and of itself, be deemed to be such notice);
(ii) any imminent or actual monetary default or other default on a Mortgage Loan the results of which the Master Servicer, after consultation with the Special Servicer, reasonably believes is likely to result in the acceleration of the indebtedness due under such Mortgage Loan; (iii) the results of any property inspection of which the Master Servicer has knowledge and which has revealed any material damage or deterioration or the presence of any environmental condition with respect to any Mortgaged Property; (iv) any notice from a Borrower, or any knowledge otherwise obtained, regarding any litigation involving such Borrower or any related Mortgaged Property which the Master Servicer reasonably believes is likely to have an adverse effect on the Mortgaged Property or the ability of such Borrower to pay the amounts due under the related Mortgage Loan; (v) any notice received from a Borrower, Manager or Managers or tenant of a Mortgaged Property, or any knowledge otherwise obtained, regarding the material default of such tenant under the terms of its lease or early termination by either the tenant or the Borrower of such lease, the bankruptcy of such tenant or its direct or indirect parent, the loss of a license or permit relating to the
Mortgaged Property or other material adverse tenant activity; (vi) any amendment, modification or waiver of a material provision of a Mortgage Loan of which the Master Servicer has knowledge; and (vii) any event of which the Master Servicer has actual knowledge (other than an event covered by clause (i)) which would result in the release of any part of the Mortgaged Property; provided, however, that in the event that the Master Servicer after consulting with the Depositor and the Special Servicer determines in its good faith judgment that any of the preceding items will not materially affect the interests of the Certificateholders, the Master Servicer shall omit such item from the reporting obligation described above.

     With respect to any Specially Serviced Mortgage Loan or any REO Property, the Special Servicer shall report to the Master Servicer any of the foregoing events promptly upon the Special Servicer having knowledge of such event. In addition, in connection with their servicing of the Mortgage Loans, the Master Servicer and the Special Servicer shall provide to each other and to the Trustee written notice of any other known event with respect to a Mortgage Loan or REO Property that the Master Servicer or the Special Servicer, respectively, determines would have a material adverse effect on such Mortgage Loan or REO Property, which notice shall include an explanation as to the reason for such material adverse effect.

     (c) The Master Servicer or Special Servicer, as applicable, shall from time to time contact the Borrowers regarding the delivery of financial information required by the Loan Documents commencing at least 15 days prior to the date on which each Borrower is obligated to provide the Master Servicer or Special Servicer, as applicable, with quarterly and annual financial statements or reports so that such statements and reports will be delivered to the Master Servicer in a timely fashion. The Master Servicer or Special Servicer, as applicable, will cause such information to be provided to the Trustee in such format as the Trustee may reasonably request to enable the Trustee to comply with the Exchange Act reporting requirements specifically set forth in this
Section 3.20. Promptly following the end of each calendar quarter and the end of each calendar year, the Master Servicer shall prepare a Summary Report in the form of Exhibit H based on information provided to the Master Servicer by the Borrowers without modification, interpretation or analysis (except that the Master Servicer will use its best efforts to isolate management fees and funded reserves from Borrower reported expenses, if necessary). The Master Servicer shall deliver a copy of each Summary Report to the Trustee and the Special
Servicer. None of the Master Servicer, the Special Servicer and the Trustee shall be responsible for the completeness or accuracy of such information provided by the Borrowers (except that the Master Servicer will use its best efforts to correct patent errors).

     (d) The Master Servicer shall, in accordance with such reasonable rules and procedures as it may adopt (which may include the requirement that an agreement that provides that such information shall be used solely for purposes of evaluating the investment characteristics of the Certificates be executed to the extent the Master Servicer deems such action to be necessary or appropriate), also make available any additional information relating to the Mortgage Loans, the Mortgaged Properties or the Borrowers, for review by the Depositor, the Rating Agencies, the Certificateholders, the Special Servicer and any other Persons to whom the Master Servicer believes such disclosure is appropriate, in each case except to the extent doing so is prohibited by applicable law or by any related Loan Documents related to a Mortgage Loan. Consistent with the foregoing, the Master Servicer may, at its discretion, at the request of any of the Depositor, the Rating Agencies, the Trustee or any Certificateholder, but is not required to, prepare from information delivered by the Borrowers pursuant to any of the Loan Documents one or more reports in addition to the reports and information that the Master Servicer is required to furnish pursuant to this Agreement and may charge for such service a fee to any Person (other than the Rating Agencies) requesting a copy of any such additional report. The Master Servicer may, but is not required to, make information which is otherwise available to the public available on the Internet.

     (e) The Trustee shall provide or make available a copy of each Summary Report and Annual Compliance Report to each Rating Agency and, upon request, to each Certificateholder and Beneficial Owner (provided that each Certificateholder and Beneficial Owner may only make one request per month and will be required to pay any expenses incurred by the Trustee in connection with the provision of such information). The Trustee shall also deliver a copy of each Special Event Report to each Rating Agency, Certificateholder and, if known, Beneficial Owner within one Business Day of receipt. The Trustee shall so deliver the foregoing information and reports and shall file such Summary Report and Annual Compliance Report annually on Form 10-K and shall file such Special Event Reports on Form 8-K promptly upon the occurrence of the applicable event, in each case unless the Trust Fund is no longer filing Exchange Act Reports. The Trustee shall also make available at its offices primarily responsible for administration of the Trust Fund, during normal business hours, or send to the requesting party at the expense of each such requesting party (other than the Rating Agencies) for review by the Depositor, the Rating Agencies, any Certificateholder, any Person identified to the reasonable satisfaction of the Trustee by a Certificateholder as a prospective transferee of a Certificate and any other Persons to whom the Trustee believes such disclosure is appropriate, the following items: (i) this Agreement, (ii) all Monthly Distribution Statements, (iii) all Annual Compliance Reports, (iv) all Summary Reports and
(v) all Special Event Reports.

     The Master Servicer and the Special Servicer shall, in accordance with such reasonable rules and procedures as each may adopt (which may include the requirement that an agreement that provides that such information shall be used solely for purposes of evaluating the investment characteristics of the Certificates be executed to the extent the Master Servicer or the Special Servicer, as applicable, deems such action to be necessary or appropriate), each make available at its offices during normal business hours, or send to the requesting party at the expense of each such requesting party (other than the Rating Agencies) for review by the Depositor, the Trustee, the Rating Agencies, any Certificateholder, any Person identified to the Master Servicer or the Special Servicer, as applicable, by a Certificateholder as a prospective transferee of a Certificate and any other Persons to whom the Master Servicer or the Special Servicer, as applicable, believes such disclosure to be appropriate, in each case except to the extent doing so is prohibited by applicable law or by any related Loan Documents related to a Mortgage Loan, the following items: (i) all financial statements, occupancy information, rent rolls and similar information received by the Master Servicer or the Special Servicer, as applicable, from each Borrower, (ii) the inspection reports prepared by or on behalf of the Master Servicer or the Special Servicer, as applicable, in connection with the property inspections pursuant to Section 3.19, (iii) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer, as applicable, and
(iv) any and all officer's certificates and other evidence delivered to the Trustee and the Depositor to support the Master Servicer's determination that any Advance was, or if made would be, a Nonrecoverable Advance. The Master Servicer or the Special Servicer may require that such party execute a reasonable confidentiality agreement customary in the industry (and approved by the Depositor) with respect to such information.

     Copies of any and all of the foregoing items shall be available from the Master Servicer or the Special Servicer, as applicable, or the Trustee, as applicable, upon request at the requesting party's expense.

     (f) The Depositor shall designate, and pay the expenses of, a financial printer or other entity (which may be the Trustee) to prepare the materials required to be filed pursuant to this Section 3.20 for filing via the EDGAR system, and the Master Servicer and Special Servicer shall each cooperate fully with such entity and the Master Servicer and the Special Servicer shall provide the information required hereunder with respect to the Mortgage Loans, to the extent made available by the related Borrowers, in a timely manner in order to allow the Trustee to file such materials at the times required hereunder. In the event the Trustee does not receive in electronic format Borrower information it receives in hard copy format within two Business Days after it receives the information in hard copy, the Trustee shall promptly notify the Depositor by telephone or by facsimile transmission and shall have no obligation to file such information pursuant to this Section 3.20 until it receives such information in an EDGAR-compatible electronic format.

     (g) Notwithstanding any other provision of this Section 3.20, at least three Business Days prior to the date upon which any materials are required to be filed with the Commission pursuant to the terms hereof, the Trustee shall, to the extent it has received the necessary information from the Master Servicer or Special Servicer, as appropriate, provide a copy of such filing, in hard copy form (or such electronic format acceptable to the Depositor), to the Depositor (with a copy to the Underwriter). The Depositor shall review such filing and make any necessary corrections to such filing or direct the Trustee not to make such filing prior to the date such materials are required to be filed pursuant to the terms hereof.

     (h) The Trustee shall indemnify and hold the Depositor harmless against any loss, liability or expense incurred as the direct result of the Trustee's negligent failure to file any Exchange Act Report specifically identified in this Section 3.20 or in writing by the Depositor in the form and at the time required pursuant to the terms of this Section 3.20; provided that any failure on the part of the Master Servicer, the Special Servicer or the Depositor to timely provide the Trustee in the correct form the information required by the Trustee to file such Exchange Act Reports shall not constitute negligence on the part of the Trustee. Furthermore, the Trustee shall have no liability with regards to the accuracy of the information included in such Exchange Act Reports.

     SECTION 3.21. Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts and Reserve Accounts.

     The Master Servicer shall administer each Lock-Box Account, Cash Collateral Account, Escrow Account and Reserve Account in accordance with the related
Mortgage or Loan Agreement, Cash Collateral Account Agreement or Lock-Box Agreement, if any, and administer any letters of credit pursuant to the related letter of credit agreements and the Loan Documents.

     SECTION 3.22. Property Advances.

     (a) The Master Servicer (or, to the extent provided in Section 3.22(b), the Trustee or, to the extent specifically provided for in this Agreement, the Special Servicer) shall make any Property Advances as and to the extent otherwise required pursuant to the terms hereof.

     Any Property Advance required to be made by the Special Servicer in accordance with the terms of this Agreement shall, at the Special Servicer's option, either (i) be paid by the Master Servicer upon the request of the Special Servicer or (ii) shall be made by the Special Servicer who shall be reimbursed by the Master Servicer on a monthly basis, and in each case such payments and reimbursements by the Master Servicer shall be treated for all purposes hereunder as a Property Advance. The Special Servicer shall submit not more than one such request in each calendar month unless the request relates to an extraordinary expense. In the event that the Master Servicer fails to pay or reimburse the Special Servicer for any Property Advance made by the Special Servicer the Trustee shall reimburse the Special Servicer for such Property Advance in the same manner as all other Property Advances.

     For purposes of distributions to Certificateholders and compensation to the Master Servicer, Special Servicer or Trustee, Property Advances shall not be considered to increase the principal balance of any Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so provide.

     (b) The Master Servicer shall notify the Trustee, and the Special Servicer shall notify the Master Servicer and the Trustee, in writing promptly upon, and in any event within one Business Day after, becoming aware that it will be unable to make any Property Advance required to be made pursuant to the terms hereof, including Master Servicer's reimbursement of a Property Advance made by the Special Servicer, and in connection therewith, shall set forth in such notice the amount of such Property Advance, the Person to whom it will be paid, and the circumstances and purpose of such Property Advance, and shall set forth therein information and instructions for the payment of such Property Advance, and, on the date specified in such notice for the payment of such Property Advance, or, if the date for payment has passed or if no such date is specified, then within five Business Days following such notice, the Trustee (or with respect to a Property Advance required to be made by the Special Servicer, the Master Servicer, and if the Master Servicer so fails, the Trustee), subject to the provisions of Section 3.22(c), shall pay the amount of such Property Advance in accordance with such information and instructions.

     (c) Notwithstanding anything herein to the contrary, none of the Master Servicer, the Trustee or the Special Servicer shall be obligated to make a Property Advance as to any Mortgage Loan or REO Property if the Master Servicer, the Trustee or the Special Servicer, as applicable, determines that such Advance will be a Nonrecoverable Advance. The Trustee (or the Master Servicer with respect to a Property Advance required to be made by the Special Servicer) shall be entitled to rely, conclusively, on any determination by the Master Servicer or Special Servicer, as applicable, that a Property Advance, if made, would be a Nonrecoverable Advance. The Trustee and the Special Servicer, in determining whether or not a Property Advance previously made is, or a proposed Property Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Master Servicer hereunder.

     (d) The Master Servicer, the Special Servicer and/or the Trustee, as applicable, shall be entitled to the reimbursement of Property Advances made by any of them to the extent permitted pursuant to Section 3.06(ii) of this Agreement, together with any related Advance Interest Amount in respect of such Property Advances, and the Master Servicer and Special Servicer hereby covenant and agree to promptly seek and effect the reimbursement of such Property Advances from the related Borrowers to the extent permitted by applicable law and the related Loan Documents.

     SECTION 3.23. Appointment of Special Servicer.

     (a) Midland Loan Services, Inc. is hereby appointed as the initial Special Servicer to service each of the Mortgage Loans.

     (b) The holders of a majority of the Percentage Interests of the Directing Class shall be entitled to remove the Special Servicer with or without cause and to appoint a successor Special Servicer entitled to the same servicing compensation as its predecessor, provided that each Rating Agency confirms to the Trustee in writing that such appointment, in and of itself, would not have caused a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates. If there is a Special Servicer Event of Default, the Special Servicer shall be removed and replaced pursuant to Sections 7.01(c) and 7.02. The Special Servicer may be removed by Certificateholders as aforesaid with respect to only one or more Mortgage Loans and remain the Special Servicer with respect to the remainder of the Mortgage Loans; provided that a successor Special Servicer is appointed, in respect of the Mortgage Loans that the Special Servicer would no longer be servicing, as provided in this Section
3.23. The Directing Class shall then appoint a successor Special Servicer in accordance with this Section 3.23.

     (c) The appointment of any such successor Special Servicer, shall not relieve the Master Servicer or the Trustee of their respective obligations to make Advances as set forth herein; provided, however, the initial Special Servicer specified in Section 3.23(a) above shall not be liable for any actions or any inaction of such successor Special Servicer. Any termination fee payable to the terminated Special Servicer (other than the initial Special Servicer) shall be paid by the Certificateholders so terminating the Special Servicer and shall not in any event be an expense of the Trust Fund.

     (d) No termination of the Special Servicer and appointment of a successor Special Servicer shall be effective until (a) the successor Special Servicer has assumed all of its responsibilities, duties and liabilities hereunder pursuant to a writing satisfactory to the Trustee and each Rating Agency, as evidenced in writing and the Trustee has received written confirmation from each Rating Agency that such appointment would not cause any Rating Agency to qualify, withdraw or downgrade any of its then current ratings on any Certificates and
(b) with respect to the initial Special Servicer only, if the predecessor Special Servicer has been terminated pursuant to Section 3.23 without cause, the predecessor Special Servicer has been paid or reimbursed for all unpaid Special Servicing Compensation, all unreimbursed Advances with interest thereon at the Advance Rate and reasonable expenses relating to the servicing transfer.

     (e)  Any  successor   Special   Servicer   shall  be  deemed  to  make  the
representations and warranties provided for in Section 2.04(a) mutatis mutandis as of the date of its succession.

     (f) Notwithstanding any of the foregoing provisions, for the purposes of determining the requisite Percentage Interests pursuant to Section 3.23(b), or the requisite Voting Rights pursuant to Section 7.01(b) and Section 7.02, any Certificate owned by a Person that is, or whose Affiliate is, also the lender of any debt of any Affiliate of the Borrowers shall be deemed not to be outstanding and the Percentage Interests or Voting Rights represented by such Certificate shall not be taken into account in making such determination.


     SECTION 3.24. Transfer of Servicing Between Master Servicer and Special Servicer; Record Keeping.

     (a) Upon determining that any Mortgage Loan has become a Specially Serviced Mortgage Loan, the Master Servicer shall immediately give written notice thereof to the Special Servicer and shall use its best efforts to provide the Special Servicer with all information, documents (but excluding the original documents constituting the Mortgage File) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan and reasonably requested by the Special Servicer to enable it to assume its duties hereunder with respect thereto without acting through a sub-servicer, including, without limitation, financial statements, appraisals, environmental and engineering reports, rent rolls and tenant estoppels. The Master Servicer shall use its best efforts to comply with the preceding sentence within five Business Days of the date such Mortgage Loan became a Specially Serviced Mortgage Loan and in any event shall continue to act as Master Servicer and administrator of such Mortgage Loan until the Special Servicer has commenced the servicing of such Mortgage Loan, which shall occur upon the receipt by the Special Servicer of the information, documents and records referred to in the preceding sentence. With respect to each Mortgage Loan that becomes a Specially Serviced Mortgage Loan, the Master Servicer shall instruct the related Borrower to either (i) to continue to remit all payments in respect of such Mortgage Loan to the Master Servicer or (ii) to remit all payments in respect of such Mortgage Loan to the Special Servicer, provided that the payee in respect of such payments shall remain the Master Servicer. The Special Servicer shall remit to the Master Servicer any such payments received by it pursuant to the preceding sentence within one Business Day of receipt. The Master Servicer shall forward any notices it would otherwise send to the Borrower of a Specially Serviced Mortgage Loan to the Special Servicer who shall send such notices to the related Borrower.

     Upon determining that no event has occurred and is continuing with respect to a Mortgage Loan that causes such Mortgage Loan to be a Specially Serviced Mortgage Loan, the Special Servicer shall immediately give notice thereof to the Master Servicer and, upon giving such notice, such Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan in accordance with the first proviso of the definition of Specially Serviced Mortgage Loans, the Special Servicer's obligation to service such Mortgage Loan shall terminate and the obligations of the Master Servicer to service and administer such Mortgage Loan as a Mortgage Loan that is not a Specially Serviced Mortgage Loan shall resume. In addition, if the related Borrower has been instructed, pursuant to the preceding paragraph, to make payments to the Special Servicer, upon such determination, the Special Servicer shall instruct the related Borrower to remit all payments in respect of such Mortgage Loan directly to the Master Servicer.

     (b) In servicing any Specially Serviced Mortgage Loan, the Special Servicer shall provide to the Trustee originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (to the extent such documents are in the possession of the Special Servicer) and copies of any additional related Mortgage Loan information, including correspondence with the related Borrower, and the Special Servicer shall promptly provide copies of all of the foregoing to the Master Servicer as well as copies of any analysis or internal review prepared by or for the benefit of the Special Servicer.

     (c) Not later than the Business Day preceding each date on which the Master Servicer is required to furnish a report under Section 3.13(a) to the Trustee, the Special Servicer shall deliver to the Master Servicer a written statement describing, on a Mortgage Loan by Mortgage Loan basis, (i) the amount of all payments on account of interest received on each Specially Serviced Mortgage Loan, the amount of all payments on account of principal, including Principal Prepayments, on each Specially Serviced Mortgage Loan, the amount of Net Insurance Proceeds and Net Liquidation Proceeds received with respect to each Specially Serviced Mortgage Loan, and the amount of net income or net loss, as determined from management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any rental income that does not constitute Rents from Real Property with respect to the REO Property relating to each applicable Specially Serviced Mortgage Loan, in each case in accordance with Section 3.17 and (ii) such additional information relating to the Specially Serviced Mortgage Loans as the Master Servicer or Trustee reasonably requests to enable it to perform its duties under this Agreement.

     (d) Notwithstanding the provisions of the preceding subsection (c), the Master Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and shall provide the Special Servicer with any information reasonably required by the Special Servicer to perform its duties under this Agreement. The Special Servicer shall provide the Master
Servicer with any information reasonably required by the Master Servicer to perform its duties under this Agreement.

     SECTION 3.25. Limitations on and Authorizations of the Master Servicer and Special Servicer with Respect to Specific Mortgage Loans.

     (a) With respect to any Mortgage Loan which permits the related Borrower, with the consent or grant of a waiver by mortgagee, to incur additional indebtedness or to amend or modify the related Borrower's organizational documents, then the Master Servicer or the Special Servicer, as the case may be, may only consent to either such action, or grant a waiver with respect thereto, if the Master Servicer or the Special Servicer determines that such consent or waiver is likely to result in a greater recovery on a present value basis (discounted at the related Mortgage Rate) than would not consenting to such action and the Master Servicer or the Special Servicer first obtains written confirmation from each Rating Agency that such consent or grant of a waiver would not, in and of itself, result in a downgrade, qualification or withdrawal of any of the then current ratings assigned to the Certificates. Any such consent or waiver shall also satisfy the criteria set forth in Section 3.09(b), to the extent applicable. In addition, with respect to any such consent or waiver granted by the Master Servicer which materially affects the terms of the related Mortgage Loan, the Master Servicer shall first obtain the consent of the Special Servicer to such action who may grant or withhold its consent in accordance with the Servicing Standard and the terms of this Agreement.

     (b) The Master Servicer shall receive bills from the Rating Agencies for monitoring, review and surveillance of the Certificates and the Mortgage Loans and shall pay such amounts in a timely manner. In the event that Rating Agency confirmation is required in connection with any exercise of rights by the Master Servicer or the Special Servicer, as applicable, under any Mortgage Loan, the Master Servicer or Special Servicer, as the case may be, shall use its reasonable best efforts to cause the related Borrower to pay any fee required by the applicable Rating Agency for such confirmation. If the related Borrower does not pay such fee, and the Mortgage Loan is a Specially Serviced Mortgage Loan, such fee shall be paid by the Master Servicer or Special Servicer, as the case may be, as a Property Advance and shall be borne by the Trust Fund. If the Borrower does not pay such fee, and the Mortgage Loan is not a Specially Serviced Mortgage Loan, the Depositor shall pay such fee. Notwithstanding the reimbursement of any such amounts by the Trust Fund, the Master Servicer and the Special Servicer shall, to the extent consistent with the Servicing Standard, continue to endeavor to collect any such amounts from the related Borrower.

     (c) Prior to taking any enforcement action with respect to a Mortgage Loan secured in whole or in part by Mortgaged Properties located in a "one-action" state, the Master Servicer or Special Servicer, as applicable, shall consult with legal counsel admitted to practice in the relevant jurisdiction, the fees and expenses of which shall be an expense of the Trust Fund.

     (d) With respect to all Mortgage Loans that provide that the holder of the related Note may apply the monthly payment against principal, interest and any other sums due in such order as the holder shall determine, the Master Servicer shall apply such Monthly Payment to interest (other than Deferred Interest or Default Interest) under the related Mortgage Loan prior to application to principal or any other sums due.

     (e) With respect to each Mortgage Loan, neither the Master Servicer (nor the Special Servicer (including in its capacity as a Certificateholder, if applicable), shall take any enforcement action with respect to the payment of Deferred Interest or principal in excess of the principal component of the constant Monthly Payment, other than requests for collection, until the Maturity Date of the related Mortgage Loan; provided, that the Master Servicer or Special Servicer, as the case may be, may take action to enforce the Trust Fund's right to apply excess cash flow to principal in accordance with the terms of the Loan Documents.

     (f) The obligations of the Master Servicer and Special Servicer set forth in this Section 3.25 shall be subject to the operative documents with respect to the related Mortgage Loan, and the failure or inability of the related Borrower to comply with the Master Servicer's or the Special Servicer's direction shall not be deemed to be an Event of Default of the Master Servicer or the Special Servicer hereunder.

     (g) The Master Servicer or the Special Servicer, as applicable, shall be permitted, in its discretion, to waive all or any accrued Deferred Interest if, prior to the related Maturity Date, the related Borrower has requested the right to prepay the Mortgage Loan in full together with all payments required by the Mortgage Loan in connection with such prepayment except for all or a portion of accrued Deferred Interest, provided that the Master Servicer or the Special Servicer, as applicable, determines (taking into account the value and revenues of the related Mortgaged Property and the ability of the Borrower to pay the Mortgage Loan (including such Deferred Interest)) that (1) in the absence of the waiver of such Deferred Interest, there is a reasonable likelihood that the Mortgage Loan will not be paid in full on the related Maturity Date and (2) the waiver of the right to such accrued Deferred Interest is reasonably likely to produce a larger (and not equivalent) payment in the aggregate to Certificateholders on a present value basis than a refusal to waive the right to such Deferred Interest. The Master Servicer shall have no liability to the Trust Fund, the Certificateholders or any other person so long as such determination is based on such criteria. In no event shall such waiver of such Deferred Interest be effective prior to the date of actual prepayment in full (other than such waived Deferred Interest), and such waiver shall in no event be effective if such prepayment is not made.

     (h) The Master Servicer and the Depositor shall cooperate and send written notice to each Borrower and the related Manager or Managers and clearing bank or banks sweeping monies to a Cash Collateral Account that, if applicable, the Master Servicer has been appointed as the "Designee" or agent of the "Lender" (or equivalent terminology) under any related Lock-Box Agreement and/or Cash Collateral Account Agreement.

     (i) For any Mortgage Loan with respect to which, under the terms of the related Loan Documents, the mortgagee may, in its discretion, apply Insurance Proceeds, condemnation awards or escrowed funds to the prepayment of such loan prior to the expiration of the related Lock-out Period, the Master Servicer or Special Servicer, as applicable, may only require such a prepayment if the Master Servicer or Special Servicer, as applicable, has determined in accordance with the Servicing Standard that such prepayment is in the best interests of the Certificateholders.

     (j) [reserved]

     (k) With respect to each Mortgage Loan, the Master Servicer or the Special Servicer, as applicable, shall give notice to the related Borrower of any default or event of default under such Mortgage Loan, including without limitation any default in the payment of interest or principal, immediately upon receipt of knowledge thereof, in conformity with the notice provisions of such Mortgage Loan, whether or not notice is required to be given thereunder.

     (l) With respect to each Mortgage Loan, the giving of any consent or approval to an investment of funds permitted with mortgagee consent or approval pursuant to the terms of any Loan Document shall be conditioned on such investments being made in Permitted Investments (as defined herein).

     (m) Notwithstanding any other provision herein to the contrary (but subject to Section 3.25(n)), the Trustee, the Master Servicer and the Special Servicer, as applicable, shall be subject to the following limitations or authorizations, as applicable, with respect to the specific Mortgage Loans identified below:

          (i) The Trustee, the Master Servicer or the Special Servicer, as applicable, shall not take any of the following actions unless (x) it has received prior written confirmation from each Rating Agency that such action, in and of itself, will not result in the qualification, downgrade or withdrawal of the then current ratings assigned by such Rating Agency to any of the Classes of Certificates or (y) the mortgagee is not given discretion under the terms of the related Mortgage Loan:

               (A) With respect to each Mortgage Loan, the giving of any consent to the transfer of any interest in a related Mortgaged Property or of any direct or indirect interest in the related Borrower.

               (B) With respect to each Mortgage Loan, the giving of any consent to the termination of the related Manager or the designation of any replacement Manager.

               (C) With respect to any Mortgage Loan, the giving of consent to any future encumbrances of the related Mortgaged Property, except (i) for easements entered into in the ordinary course of business and (ii) for the NorthTown Mall Loan in connection with the development of the parcel of land on the NorthTown Mall property owned by Mervyn's, which in the case of clauses (i) and (ii) above, do not materially interfere with the use of the related Mortgaged Property or its value.

               (D) With respect to the NorthTown Mall Loan the giving of consent to terminate or replace the Manager of the NorthTown Mall Mortgaged Property or entering into a new management agreement with respect to the NorthTown Mall Mortgaged Property.

               (E) With respect to both the Edens & Avant Pool I and the Edens & Avant Pool II Mortgaged Properties, the giving of any consent to enter into a new management agreement with any new Manager.

          (ii)  Unless  expressly   provided   otherwise  in  the  related  Loan
     Documents, the "discount rate" used to calculate any yield maintenance charge with respect to any Mortgage Loan shall be the Discount Rate.

          (iii) With respect to any Mortgage Loan that requires the Borrower to provide additional collateral upon a decline in the debt service coverage ratio thereof, or permits the Borrower or Manager to provide additional collateral in order to avoid a termination of the Manager as a result of a decline in Debt Service Coverage Ratio, the Master Servicer shall monitor such debt service coverage ratio based on the information provided by the Borrower in accordance with the Loan Documents, and shall enforce such obligation of the Borrower in accordance with the Servicing Standard. If such additional collateral is provided in the form of a letter of credit, or if any Escrow Account or Reserve Account contains a letter of credit, or if a letter of credit is provided as additional collateral to avoid termination of a Manager, the Master Servicer shall require that such letter of credit be issued by a bank meeting the requirements of the related Mortgage Loan, and if such requirements are based on credit rating, shall monitor such rating in accordance with the Servicing Standard and shall take such actions as are permitted by the related Mortgage Loan and in accordance with the Servicing Standard to require replacement of and/or draw down upon, such letter of credit if the issuer thereof is downgraded below the required rating level or its rating is qualified or withdrawn.

          (iv) With respect to any Mortgage Loan that permits the Borrower to provide additional collateral to avoid termination of the related Manager upon a decline in debt service coverage ratio, if the Borrower so elects to provide such collateral, the Master Servicer shall continue to monitor such debt service coverage ratio based on the information provided by the Borrower in accordance with the Loan Documents and enforce the obligation of the Borrower to provide and increase the amount of such collateral in accordance with the Servicing Standard.

          (v) With respect to the Crystal Park IV Loan, the Master Servicer or the Special Servicer, as applicable, shall give notice of any default or event of default under either such Mortgage Loan to the related ground lessor immediately upon knowing of such default or event of default, and in no event later than the giving of notice to the related Borrower as required by Section 3.25(k). Such notice to the ground lessor shall be given both by certified mail, return receipt requested, and by a nationally recognized overnight courier, with acknowledgment of receipt required.

     (n) Notwithstanding any of the other provisions of this Section 3.25, the Master Servicer shall only take such actions that are required under this
Section 3.25, to the extent that such actions are not expressly inconsistent with the terms of the related Loan Documents.

     (o) To the extent that the Master Servicer is provided with discretion under the Loan Documents to select insurance or to consent to insurance coverage, the Master Servicer shall, upon expiration of any policy in place as of the Cut-Off Date or to the extent the conditions set forth in the last paragraph of Section 3.08(a) are no longer satisfied, select or consent to insurers which satisfy the definition of "Qualified Insurer".

     (p) With respect to each Mortgage Loan having an Effective Maturity Date, if the related Loan Documents give the mortgagee the right to cause the termination and replacement of the related Manager as a result of the Mortgage Loan not being prepaid by the Effective Maturity Date or by a certain specified date after the Effective Maturity Date, the Master Servicer or the Special Servicer shall not exercise such right solely by virtue of the fact that the Mortgage Loan has not been prepaid by the Effective Maturity Date or by such specified date thereafter.

     SECTION 3.26.   Modifications.

     (a) During the term of a Mortgage Loan, the Special Servicer, may, consistent with the Servicing Standard, agree to modify a Specially Serviced Mortgage Loan to reduce the amount of principal (but, except as provided in this
Section 3.26, not interest) payable monthly on such Mortgage Loan, provided that
(i) a material default in respect of payment on such Mortgage Loan has occurred or, in the Special Servicer's reasonable and good faith judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification is reasonably likely to produce a greater recovery to Certificateholders, on a net present value basis, than would liquidation; (ii) the Special Servicer terminates the related Manager (unless the Special Servicer determines that retaining such manager is conducive to maintaining the value of the related Mortgaged Properties); and (iii) the Special Servicer may only agree to reductions of monthly payments of principal lasting a period of no more than twelve consecutive months and, in the aggregate, to no more than three reductions of twelve months or less each; provided, however, Certificateholders representing greater than 66-2/3% of all Voting Rights may direct the Special Servicer in writing not to agree to any such modification. The Special Servicer shall promptly provide a copy of such proposed modification to the Master Servicer, the Rating Agencies and the Trustee. The Trustee shall, within two Business Days of receipt of such notice, notify, in writing, all of the Certificateholders that have Voting Rights of such proposed modification. For purposes of determining whether Certificateholders representing 66-2/3% of all Voting Rights have directed the Special Servicer not to agree to such modification, each Certificateholder shall have 15 days following the date of the Trustee's notice to respond to such notice, and any Certificateholder that has not responded within such time period shall be deemed to have consented to such modification. Each Certificateholder shall be deemed to have responded at the time of receipt of such response by the Trustee.

     Additionally, the Special Servicer may, consistent with the Servicing Standard, agree to any modification, waiver or amendment of any term or forgive or defer interest on and principal of, and/or add collateral for, any Mortgage Loan with the consent of the Directing Class, subject, however, to each of the following limitations, conditions and restrictions: (a) a material default in respect of such Mortgage Loan has occurred or, in the Special Servicer's reasonable and good faith judgment, a default in respect of payment on such Mortgage Loan is reasonably foreseeable, and such modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to Certificateholders, on a net present value basis, than would liquidation; (b) no reduction in the scheduled monthly payment of interest on any Mortgage Loan as a result of such modification, waiver or amendment may result in an Interest Shortfall to any Class other than the Directing Class, determined as of the date of such modification, waiver or amendment; (c) any reduction in the scheduled monthly payment of principal and/or interest on any Mortgage Loan must require that all cash flow on all related Mortgaged Properties in excess of amounts required to operate and maintain such Mortgaged Properties be applied to payments of principal and interest on such Mortgage Loan; (d) the Special Servicer may only agree to reductions of principal and/or interest lasting a period of no more than twelve consecutive months and, in the aggregate, to no more than three periods of twelve months or less each; (e) the Special Servicer may not reduce any Prepayment Premium or Lock-out Period; (f) the Special Servicer may not at any time forgive principal of a Mortgage Loan to the extent that the amount forgiven, together with all amounts of principal previously forgiven pursuant to this paragraph would be in excess of (i) the Certificate Principal Amount of the Directing Class less the sum of (ii) the aggregate amount of Appraisal Reduction Amounts then outstanding and (iii) the aggregate amount of Interest Shortfalls then outstanding (other than with respect to the Directing Class with respect to Interest Shortfalls); (g) the Special Servicer shall not permit any Borrower to add any real property collateral unless the Special Servicer (i) has first determined in accordance with the Servicing Standard, based upon an environmental assessment prepared by an Independent Person who regularly conducts environmental assessments, at the expense of the Borrower, that such additional real property collateral is in compliance with applicable environmental laws and regulations and that there are no circumstances or conditions present with respect to such new collateral relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws and/or regulations and
(ii) has received confirmation from each Rating Agency that such action will not result in the downgrade, qualification or withdrawal of the ratings of the Certificates; and (h) no Mortgage Loan may be extended past the date occurring two years immediately prior to the Rated Final Distribution Date or beyond the date that is ten years prior to the expiration of any ground lease with respect to a Mortgage Loan. Notwithstanding the foregoing, the Trustee shall promptly upon request provide the Special Servicer with such information as is in its possession and as is reasonably necessary to enable the Special Servicer to make the determinations required by clauses (b) and (f) above. The Certificateholders of the Directing Class will be required to identify themselves to the Trustee and the Special Servicer (who may rely on such identification absent any contrary instructions from the Trustee). Notwithstanding anything else to the contrary in this Section 3.26(a), the Special Servicer will not be required to act contrary to the Servicing Standard. For the purposes of determining the Percentage Interest of the Directing Class, the Certificates held by any Certificateholder that holds, or whose Affiliate is, also the lender of any debt of any Affiliate of the Borrowers that is related to the Mortgage Loan that is the subject of such consent, shall not be taken into consideration.

     (b) Notwithstanding Section 3.26(a), the Master Servicer or the Special Servicer, as applicable, shall be permitted to modify, waive or amend any term of a Mortgage Loan that is not in default or as to which default is not reasonably foreseeable, but only if such modification, waiver or amendment (i) either would not be "significant" as such term is defined in Treasury Regulations Section 1.860G-2(b)(3), as determined by the Master Servicer or Special Servicer (and the Master Servicer or Special Servicer may rely on an Opinion of Counsel in making such determination) or occurs within three months of the Startup Day; (ii) would be in accordance with the Servicing Standard and
(iii) would not adversely affect in any material respect the interest of any Certificateholder not consenting thereto. The consent thereto of the majority of Percentage Interests of each Class of Certificates affected thereby or written confirmation from each Rating Agency that such modification, waiver or amendment will not result in a qualification, withdrawal or downgrading of the then current ratings assigned to the Certificates shall not be required but shall be conclusive evidence, which may be relied upon by the Master Servicer or the Special Servicer, as applicable, that such modification, waiver or amendment would not adversely affect in any material respect the interest of any Certificateholder not consenting thereto.

     Prior to entering into any material modification, waiver or amendment pursuant to this Section 3.26(b), the Master Servicer shall first provide to the Special Servicer a copy of its recommendation and the materials upon which such recommendation is based and, subject to the requirements of the previous paragraph, shall not take such action unless it has received the written consent of the Special Servicer, which consent shall be granted or denied by the Special Servicer within five Business Days (or, upon request of the Special Servicer, such reasonably extended period) after the Special Servicer's receipt of all information reasonably requested by the Special Servicer with respect to such consent request. The Special Servicer's consent shall be given or withheld in accordance with the Servicing Standard.

     (c) The Master Servicer or Special Servicer, as applicable, shall provide copies of any modifications, waivers or amendments pursuant to this Section 3.26 to each Rating Agency, to the Trustee and to the Depositor.

     SECTION 3.27.   Interest Reserve Account.

     (a) On each Distribution Date relating to any Interest Accrual Period ending in any February and on any Distribution Date relating to any Interest Accrual Period ending in any January which occurs in a year which is not a leap year, the Trustee shall deposit from amounts remitted to the Trustee by the Master Servicer pursuant to Section 3.06(i) (based on information provided by the Master Servicer or Special Servicer), in respect of the Interest Reserve Loans, into the Interest Reserve Account, an amount equal to one day's interest (assuming a 360-day year) on the Stated Principal Balance of the Interest Reserve Loans as of the Due Date occurring in the month preceding the month in which such Master Servicer Remittance Date occurs at the related Mortgage Rate, to the extent a full Monthly Payment or P&I Advance is made and received in respect thereof (all amounts so deposited in any consecutive January and February, "Withheld Amounts").

     (b) On each Distribution Date occurring in March, the Trustee shall withdraw from the Interest Reserve Account an amount equal to the Withheld Amounts from the preceding January and February, if any, and deposit such amount into the Lower-Tier Distribution Account.

                                   ARTICLE IV

                       DISTRIBUTIONS TO CERTIFICATEHOLDERS

     SECTION 4.01.   Distributions.

     (a) On each Master Servicer Remittance Date, to the extent of Available Funds (except for the amounts referred to in clause (iii) of the definition of Available Funds), amounts held in the Collection Account shall be withdrawn by the Master Servicer and remitted to the Trustee for deposit in the Lower-Tier Distribution Account. On each Distribution Date, the amount that has been so transferred to the Lower-Tier Distribution Account from the Collection Account shall be distributed by the Trustee on the Lower-Tier Regular Interests to the Upper-Tier REMIC in accordance with the provisions set out below. Thereafter, such amounts shall be considered to be held in the Upper-Tier Distribution Account until distributed to the Certificateholders.

     (i) Principal amounts, rates of interest and timing of payments of principal and interest on each Class of Lower-Tier Regular Interest will be identical to such amounts, rates and timing on the corresponding Class of Related Certificates, except that, solely for this purpose, all calculations of interest with respect to the Related Lower-Tier Regular Interests shall be made as though the Class A-1, Class A-2, Class B, Class C and Class D Certificate Pass-Through Rates were equal to the WAC Rate and as though the Class X Notional Amount were zero at all times, such that the rates of interest and timing of interest payments on each Related Lower-Tier Regular Interest represent the aggregate of the corresponding amounts on each Class of Related Certificates and its related Component of the Class X Certificates. The Certificate Principal Amount of each Class of Lower-Tier Regular Interests shall at all times be equal to the Certificate Principal Amount of its Related Class of Certificates, and the interest rate of each Class of Lower-Tier Regular Interests shall be the WAC Rate.

     (ii) Any Prepayment Premium that is to be paid to a Class of Regular Certificates, other than the Class X Certificates, shall be paid to the Related Lower-Tier Regular Interest, and the balance of any such Prepayment Premium, so long as any one or more of the Class LA-1, Class LA-2, Class LB, Class LC, Class LD, Class LE or Class LF Interests remain outstanding, shall be paid to such Lower-Tier Regular Interests, pro rata, in proportion to the Interest Distribution Amount for the Related Certificates for such Distribution Date.

     (iii) Realized Losses and other amounts specified in Section 4.01(f) shall be allocated to, and shall reduce the Certificate Principal Amount of, each Class of Lower-Tier Regular Interests without distribution on any Distribution Date, to the extent that the Certificate Principal Amount of such Class exceeds the Certificate Principal Amount of the corresponding Class of Related Certificates because of Realized Losses and other amounts specified in Section 4.01(f) allocated to such Related Certificates. Amounts recovered in respect of any amounts previously written off as Realized Losses and other amounts specified in Section 4.01(f) will be distributed on the Related Lower-Tier Regular Interests, to the extent that amounts recovered in respect of any amounts previously written off as Realized Losses and other amounts specified in
Section 4.01(f) are distributed on the corresponding Related Certificates plus interest thereon to the extent paid to the respective Related Certificates.

     (iv) On each Distribution Date, any amounts remaining in the Lower-Tier Distribution Account after the distributions set forth above in this Section 4.01(a)(i)-(iii) shall be distributed to the Class LR Certificates.

     (b) On each Distribution Date prior to the Cross-over Date, Holders of each Class of Certificates (other than the Class Q and Class LR Certificates) shall receive distributions from amounts on deposit in the Upper-Tier Distribution Account in respect of interest and principal, to the extent of Available Funds, in the amounts and in the order of priority set forth below:

     First, pro rata, in respect of interest, to the Class A-1, Class A-2, and Class X Certificates, up to an aggregate amount equal to, and pro rata as among such Classes in accordance with, the Interest Distribution Amounts of such Classes;

     Second, to the Class A Certificates, in reduction of their respective Certificate Principal Amounts in the following order: first, to the Class A-1 Certificates, and second, to the Class A-2 Certificates, in each case up to an amount equal to the lesser of (i) the Certificate Principal Amount thereof and
(ii) the Principal Distribution Amount for such Distribution Date;

     Third, to the Class B Certificates, in respect of interest, up to an amount equal to the Interest Distribution Amount of such Class;

     Fourth, to the Class B Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     Fifth, to the Class B Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     Sixth, to the Class C Certificates, in respect of interest, up to an amount equal to the Interest Distribution Amount of such Class;

     Seventh, to the Class C Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     Eighth, to the Class C Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     Ninth, to the Class D Certificates, in respect of interest, up to an amount equal to the Interest Distribution Amount of such Class;

     Tenth, to the Class D Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     Eleventh, to the Class D Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     Twelfth, to the Class E Certificates, in respect of interest, up to an amount equal to the Interest Distribution Amount of such Class;

     Thirteenth, to the Class E Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     Fourteenth, to the Class E Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     Fifteenth, to the Class F Certificates, in respect of interest, up to an amount equal to the Interest Distribution Amount of such Class;

     Sixteenth, to the Class F Certificates, in reduction of the Certificate Principal Amount thereof, up to an amount equal to the Principal Distribution Amount less the portion of the Principal Distribution Amount distributed pursuant to all prior clauses, until the Certificate Principal Amount thereof is reduced to zero;

     Seventeenth, to the Class F Certificates, an amount equal to the aggregate of unreimbursed Realized Losses previously allocated to such Class, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the related Realized Loss was allocated to such Class;

     Eighteenth, to the Class R Certificates, any amounts remaining in the Upper-Tier Distribution Account.

     On each Distribution Date occurring on and after the Cross-over Date, regardless of the allocation of principal payments described in priority Second above, an amount equal to the aggregate of the Principal Distribution Amounts will be distributed, first, to the Class A-1 and Class A-2 Certificates, pro rata, based on their respective Certificate Principal Amounts, in reduction of their respective Certificate Principal Amounts, until the Certificate Principal Amount of each such Class is reduced to zero, and, second, to the Class A-1 and Class A-2 Certificates for unreimbursed amounts of Realized Losses previously allocated to such Classes, pro rata, in accordance with the amount of such unreimbursed Realized Losses so allocated, plus interest thereon at the Pass-Through Rate for such Class compounded monthly from the date the Realized Loss was allocated to such Class.

     All references to "pro rata" in the preceding clauses with respect to interest and Interest Shortfalls shall mean pro rata based on the amount distributable pursuant to such clauses, with respect to distributions of principal other than in reimbursement of Realized Losses shall mean pro rata based on Certificate Principal Amount, and with respect to distributions in reimbursement of Realized Losses shall mean pro rata based on the amount of unreimbursed Realized Losses previously allocated to the applicable Classes.

     (c) On any Distribution Date, Prepayment Premiums collected during the related Collection Period shall be distributed to the Holders of the Classes of Certificates as follows:

     (i) If any Class A Certificate remains outstanding on such Distribution Date, to Holders of the Classes of Principal Balance Certificates entitled to distributions of principal on such Distribution Date in an aggregate amount (allocable among such Classes if more than one such Class remains outstanding, as described below) equal, with respect to the applicable Prepayment Premium, to the product of (a) the amount of such Prepayment Premium, multiplied by (b) a fraction, expressed as a percentage, the numerator of which is equal to the excess, if any, of the then current Pass-Through Rate applicable to the most senior of such Classes of Principal Balance Certificates (or, in the case of both classes of Class A Certificates remaining outstanding, the one with the earliest payment priority), over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate for the prepaid Mortgage Loan over the relevant Discount Rate. If there is more than one Class of Principal Balance Certificates entitled to distributions of principal on such Distribution Date, the aggregate amount described in the preceding sentence shall be allocated among such Classes on a pro rata basis, in accordance with the relative amounts of such distributions of principal. Any portion of such Prepayment Premium that is not required to be so distributed to the Holders of such Principal Balance Certificates shall be distributed to the Class X Certificates; and

     (ii) If no Class A Certificate remains outstanding on such Distribution Date, to Holders of the Class X Certificates, an amount equal to, with respect to the applicable Prepayment Premium, the product of such Prepayment Premium, multiplied by a fraction, the numerator of which is equal to the sum of the Servicing Fee Rate and the Component Pass-Through Rate related to the Class of Certificates with the earliest Class designation which has a Class Prepayment Percentage greater than zero, and the denominator of which is the greater of (x) the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid over the relevant Discount Rate, and (y) the sum of such Component Pass-Through Rate and the Servicing Fee Rate. Any portion of such Prepayment Premium that is not required to be so distributed to the Holders of the Class X Certificates shall be distributed to the Holders of the Class B, Class C, Class D and Class E Certificates in an amount with respect to each such Class equal to the product of (a) the Class Prepayment Percentage with respect to the related Class of Certificates for such Distribution Date and (b) the remaining portion of such Prepayment Premium.

     (d) On each Distribution Date the Trustee shall withdraw the amount of any Net Default Interest received in the related Collection Period from the Class Q Distribution Account and shall distribute such funds to the holders of the Class Q Certificates.

     (e) On each Distribution Date, any Deferred Interest received during the related Collection Period with respect to any Mortgage Loan shall be distributed to Holders of the Class B, Class C, Class D, Class E and Class F Certificates in an amount, with respect to each such Class, equal to the product of (x) the related Deferred Interest Distribution Percentage and (y) the aggregate amount of any such Deferred Interest.

     (f) The  Certificate  Principal  Amount of each Class of Principal  Balance
Certificates entitled to distributions of principal will be reduced without distribution on any Distribution Date, as a write-off, to the extent of any Realized Loss allocated to such Class on such Distribution Date. Any such write-offs will be applied to such Classes of Principal Balance Certificates in the following order, until each is reduced to zero; first, to the Class F Certificates, second, to the Class E Certificates; third, to the Class D
Certificates; fourth; to the Class C Certificates; fifth, to the Class B Certificates; and, finally, pro rata to the Class A-1 and Class A-2 Certificates based on their respective Certificate Principal Amounts.

     Shortfalls in Available Funds resulting from additional servicing compensation other than the Servicing Fee, interest on Advances not covered by Default Interest, Excess Prepayment Interest Shortfalls, Additional Trust Fund Expenses, a reduction of the interest rate of a Mortgage Loan by a bankruptcy court pursuant to a plan of reorganization or pursuant to any of its equitable powers or other unanticipated or default-related expenses will be allocated to each Class of Certificates in the same manner as Realized Losses.

     (g) All amounts distributable, or reductions allocable on account of Realized Losses, to a Class of Certificates pursuant to this Section 4.01 on each Distribution Date shall be allocated pro rata among the outstanding Certificates in each such Class based on their respective Percentage Interests. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date
(a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     (h) Except as otherwise provided in Section 9.01 with respect to an Anticipated Termination Date, the Trustee shall, no later than the fifteenth day of the month in the month preceding the month in which the final distribution with respect to any Class of Certificates is expected to be made, mail to each Holder of such Class of Certificates, on such date a notice to the effect that:

               (A) the Trustee reasonably expects based upon information previously provided to it that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

               (B) if such final distribution is made on such Distribution Date, no interest shall accrue on such Certificate, or on the Related Lower-Tier Regular Interests from and after such Distribution Date;

provided, however, that the Class Q, Class R and Class LR Certificates shall remain outstanding until there is no other Class of Certificates outstanding.

     Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust for the benefit of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(h) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation to receive the final distribution with respect thereto. If within one year after the second notice not all of such Certificates shall have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of holding such funds in trust and of contacting such Certificateholders shall be paid out of such funds. If within two years after the second notice any such Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Trustee all amounts distributable to the Holders thereof, and the Trustee shall thereafter hold such amounts for the benefit of such Holders until the earlier of (i) its termination as Trustee hereunder and the transfer of such amounts to a successor Trustee and (ii) the termination of the Trust Fund and distribution of such amounts to the Class R Certificateholders. No interest shall accrue or be payable to any Certificateholder on any amount held in trust hereunder or by the Trustee as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this
Section 4.01(h). Any funds not distributed on such Distribution Date shall be set aside and held uninvested in trust for the benefit of Certificateholders not presenting and surrendering their Certificates in the aforesaid manner.

     (i) The Certificate Principal Amounts of the Class F, Class E, Class D, Class C and Class B Certificates will be notionally reduced on any Distribution Date for purposes of determining the Voting Rights of each Class of Certificates to the extent of any Appraisal Reduction Amounts allocated to such Class with respect to such Distribution Date. To the extent that the aggregate of the Appraisal Reduction Amounts for any Distribution Date do exceed such Certificate Principal Amount, such excess will be applied, subject to any reversal described below, to notionally reduce the Certificate Principal Amounts of the next most subordinate Class of Certificates on the next Distribution Date. Any such reductions will be applied in the following order of priority first, to the Class F Certificates; second, to the Class E Certificates; third, to the Class D Certificates; fourth, to the Class C Certificates; and finally to the Class B Certificates (provided in each case that no Certificate Balance in respect of any such Class may be notionally reduced below zero).

     SECTION 4.02. Statements to Certificateholders; Available Information; Information Furnished to Financial Market Publisher.

     (a) On each Distribution Date, the Trustee shall, based on information provided by the Master Servicer or provided by the Special Servicer to the Master Servicer (with respect to a Specially Serviced Mortgage Loan, an REO Property or the servicing responsibilities of the Special Servicer set forth herein including the Special Servicer's obligation to make Advances) and subject to receipt thereof, prepare and make available, either in an electronic format or by first-class mail, to each Holder of a Certificate, the Depositor, the Paying Agent, the Master Servicer, the Special Servicer, the Rating Agencies and up to three market reporting services designated by the Depositor, a statement as to such distribution (a "Monthly Distribution Statement") setting forth the information set forth on Exhibit I hereto, and including among other things, for each Class, as applicable:

               (i)  the  Principal   Distribution   Amount  and  the  amount  of
                    Available Funds allocable to principal included therein;

               (ii) The Interest Distribution Amount distributable on such Class and the amount of Available Funds allocable thereto, together with any Interest Shortfall allocable to such Class;

               (iii)The amount of any P&I  Advances  by the Master  Servicer  or the Trustee included in the amounts distributed to Certificateholders not reimbursed since the previous Distribution Date;

               (iv) The  initial   Certificate   Principal  Balance  or  initial
                    Notional Amount, as applicable, of each Class, and the Certificate Principal Amount or Notional Amount, as applicable, of each Class after giving effect to the distribution of amounts in respect of the Principal Distribution Amount on such Distribution Date;

               (v) Realized Losses (for such month and cumulative basis and on a Mortgage Loan by Mortgage Loan basis) and other shortfalls attributable to amounts specified in Section 4.01(f) and their allocation to the Certificate Principal Amount of any Class of Certificates;

               (vi) The Stated Principal Balance of the Mortgage Loans as of the
                    Due Date immediately prior to such Distribution Date;

               (vii)The  number and  aggregate  principal  balance  of  Mortgage
                    Loans (and the identity of each related Borrower) (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, (D) as to which foreclosure proceedings have been commenced and (E) that otherwise constitute Specially Serviced Mortgage Loans, and, with respect to each Specially Serviced Mortgage Loan, the amount of Property Advances made during the related Collection Period, the amount of the P&I Advance made with respect to such Distribution Date, the aggregate amount of Property Advances theretofore made that remain unreimbursed and the aggregate amount of P&I Advances theretofore made that remain unreimbursed;

               (viii) With  respect  to any  Mortgage  Loan  that  became an REO
                    Property during the preceding calendar month, the principal balance and appraised value (based on an Updated Appraisal, if required under Section 3.10(a)) of such Mortgage Loan as of the date it became an REO Mortgage Loan;

               (ix) (A) For any REO Property sold during the related  Collection
                    Period, the date on which the Special Servicer determined that a Final Recovery Determination was made and the amount of the proceeds of such sale deposited into the Collection Account, (B) the aggregate amount of other revenues collected by the Special Servicer with respect to each REO Property during the related Collection Period and credited to the Collection Account, in each case identifying such REO Property by name and (C) the appraised value as determined by the most recent Updated Appraisal (or annual letter update thereof) of any REO Property, if required under
                    Section 3.10(a);

               (x)  The amount of the  Servicing  Fee,  Trustee  Fee and Special
                    Servicing   Compensation   paid   with   respect   to   such
                    Distribution Date;

               (xi) (A) The  amount of  Prepayment  Premiums,  if any,  received during the related Collection Period, (B) the amount of Default Interest received during the related Collection Period and the Net Default Interest for such Distribution Date and (C) the amount of Deferred Interest, if any, received during the related Collection Period;

               (xii)The outstanding  principal  balance and Repurchase  Price of any Mortgage Loan purchased or repurchased pursuant to Sections 2.03(c), 3.18 or 9.01(c);

               (xiii) The amount of Prepayment  Interest Shortfalls with respect to such Distribution Date;

               (xiv) The CUSIP number for such Class of Certificates, if any;

               (xv) The amount of negative  amortization  on the Mortgage Loans, created by any modification;

               (xvi)The  Appraisal   Reduction  Amounts  with  respect  to  such
                    Distribution Date;

               (xvii) A reference to any Special  Event Report  furnished to the
                    Trustee during the preceding calendar month, including without limitation, any such report relating to anchor tenants;

               (xviii) Account  reconciliations  with respect to the immediately preceding Distribution Date with respect to the Collection Account (giving effect to P&I Advances, Property Advances, Servicing Fees, Trustee Fees, additional servicing compensation, Prepayment Premiums, Default Interest, Net Default Interest, and Deferred Interest); and

               (xix) other information reasonably requested by the Depositor.

     In the case of  information  furnished  pursuant to subclauses  (i),  (ii),
(iv), (v), and (xi) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class, and for a Certificate of each Class of Certificates having a denomination of $1,000 initial Certificate Principal Amount or Notional Amount.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Certificate (except for a Class R or Class LR Certificate) a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

     On each Distribution Date, the Trustee shall make available to each Holder of a Class R or Class LR Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Class R or Class LR Certificates on such Distribution Date. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Class R or Class LR Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

     (b) On or within two Business Days following each Distribution Date, the Trustee shall make available to the Financial Market Publisher and the Underwriter, using the format and media mutually agreed upon by the Trustee, the Financial Market Publisher and the Underwriter, the following information regarding each Mortgage Loan and any other information reasonably requested by the Underwriter and available to the Trustee:

               (i)  the Loan Number;

               (ii) each related Mortgage Rate; and

               (iii) the principal balance as of such Distribution Date.

     The Trustee will make available the Monthly Distribution Statement and certain other information (including certain loan-level information with respect to the Mortgage Loans and any prospectus or prospectus supplement relating to the publicly-offered Certificates) through the Trustee's Internet Website, electronic bulletin board and its fax-on-demand service. The Trustee's Internet Website will initially be located at "www.securitieslink.net/cmbs". Upon request by any Certificateholder, the Trustee shall mail the Monthly Distribution Statement to such Certificateholder. The Trustee shall only be obligated to deliver the statements, reports and information contemplated by Section 4.02(a) and 4.02(b) to the extent it receives the necessary underlying information from the Master Servicer or the Special Servicer and shall not be liable for any failure to deliver any thereof on the prescribed due dates, to the extent caused by failure to receive timely such underlying information and, if the Master Servicer is not the Special Servicer, the Master Servicer shall not be liable for any failure of the Special Servicer to provide such underlying information. In connection with providing access to the Trustee's Internet Website or electronic bulletin board, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Agreement. Nothing herein shall obligate the Trustee, the Master Servicer or the Special Servicer to violate any applicable law or provision of any Loan Document prohibiting disclosure of information with respect to any Borrower and the failure of the Trustee, the Master Servicer or the Special Servicer to disseminate information for such reason shall not be a breach hereof.

     SECTION 4.03.   Compliance with Withholding Requirements.

     Notwithstanding any other provision of this Agreement, the Paying Agent shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Paying Agent reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. The Paying Agent agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that is a Non-U.S. Person that has furnished or caused to be furnished (i) an effective Form W-8 or Form W-9 or an acceptable substitute form or a successor form and who is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust Fund or the Depositor, or (ii) an effective Form 4224 or an acceptable substitute form or a successor form. In the event the Paying Agent or its agent withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate the amount withheld to such Certificateholder. Any amount so withheld shall be treated as having been distributed to such Certificateholder for all purposes of this Agreement.

     SECTION 4.04.   REMIC Compliance.

     (a) The parties intend that each of the Upper-Tier REMIC and the Lower-Tier REMIC shall constitute, and that the affairs of each of the Upper-Tier REMIC and the Lower-Tier REMIC shall be conducted so as to qualify it as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall, to the extent permitted by applicable law, act as agent, and is hereby appointed to act as agent, of each of the Upper-Tier REMIC and the Lower-Tier REMIC and shall on behalf of each of the Upper-Tier REMIC and the Lower-Tier REMIC: (i) prepare, sign and file, or cause to be prepared and filed, all required Tax Returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC, using a calendar year as the taxable year for each of the Upper-Tier REMIC and the Lower-Tier REMIC when and as required by the REMIC Provisions and other applicable federal tax laws or Applicable State and Local Tax Laws; (ii) make an election, on behalf of each of the Upper-Tier REMIC and the Lower-Tier REMIC, to be treated as a REMIC on Form 1066 for its first taxable year, in accordance with the REMIC Provisions; (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and the Internal Revenue Service and applicable state and local tax authorities all information reports as and when required to be provided to them in accordance with the REMIC Provisions of the Code and Section 4.07; (iv) if the filing or distribution of any documents of an administrative nature not addressed in clauses (i) through (iii) of this Section 4.04(a) is then required by the REMIC Provisions in order to maintain the status of the Upper-Tier REMIC or the Lower-Tier REMIC as a REMIC or is otherwise required by the Code, prepare, sign and file or distribute, or cause to be prepared and signed and filed or distributed, such documents with or to such Persons when and as required by the REMIC Provisions or the Code or comparable provisions of Applicable State and Local Tax Laws; (v) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title and address of the Person that the holders of the Certificates may contact for tax information relating thereto (and the Trustee shall act as the representative of each of the Upper-Tier REMIC and the Lower-Tier REMIC for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code (and the Depositor agrees within 10 Business Days of the Closing Date to provide any information reasonably requested by the Trustee and necessary to make such filing); and (vi) maintain such records relating to each of the Upper-Tier REMIC and the Lower-Tier REMIC as may be necessary to prepare the foregoing returns, schedules, statements or information, such records, for federal income tax purposes, to be maintained on a calendar year and on an accrual basis. The Holder of the largest Percentage Interest in the Class R or Class LR Certificates shall be the tax matters person of the Upper-Tier REMIC or the Lower-Tier REMIC, respectively, pursuant to Treasury Regulations Section 1.860F-4(d). If more than one Holder should hold an equal Percentage Interest in the Class R or Class LR Certificates larger than that held by any other Holder, the first such Holder to have acquired such Class R or Class LR Certificates shall be such tax matters person. The Trustee shall act as attorney-in-fact and agent for the tax matters person of each of the Upper-Tier REMIC and Lower-Tier REMIC, and each Holder of a Percentage Interest in the Class R or Class LR Certificates, by acceptance hereof, is deemed to have consented to the Trustee's appointment in such capacity and agrees to execute any documents required to give effect thereto, and any fees and expenses incurred by the Trustee in connection with any audit or administrative or judicial proceeding shall be paid by the Trust Fund. The Trustee shall not intentionally take any action or intentionally omit to take any action if, in taking or omitting to take such action, the Trustee knows that such action or omission (as the case may be) would cause the termination of the REMIC status of the Upper-Tier REMIC or the Lower-Tier REMIC or the imposition of tax on the Upper-Tier REMIC or the Lower-Tier REMIC (other than a tax on income expressly permitted or contemplated to be received by the terms of this Agreement). Notwithstanding any provision of this paragraph to the contrary, the Trustee shall not be required to take any action that the Trustee in good faith believes to be inconsistent with any other provision of this Agreement, nor shall the Trustee be deemed in violation of this paragraph if it takes any action expressly required or authorized by any other provision of this Agreement, and the Trustee shall have no responsibility or liability with respect to any act or omission of the Depositor or the Master Servicer which does not enable or impedes the ability of the Trustee to comply with any of clauses (i) through (vi) of the fifth preceding sentence or which results in any action contemplated by clauses (i) through (iii) of the next succeeding sentence. In this regard the Trustee shall (i) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the party seeking such action shall have delivered to the Trustee an Opinion of Counsel (at such party's expense) that such occurrence would not (A) result in a taxable gain, (B) otherwise subject the Upper-Tier REMIC or Lower-Tier REMIC to tax (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property), or (C) cause either of the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC; and (ii) exercise reasonable care not to allow either of the Trust REMICs to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC (provided, however, that the receipt of any income expressly permitted or contemplated by the terms of this Agreement shall not be deemed to violate this clause) and (iii) not permit the creation of any "interests," within the meaning of the REMIC Provisions, in the Upper-Tier REMIC other than the Regular Certificates and the Class R Certificates or in the Lower-Tier REMIC other than the Lower-Tier Regular Interests and the Class LR Certificates. None of the Master Servicer, the Special Servicer or the Depositor shall be responsible or liable for any failure by the Trustee to comply with the provisions of this Section 4.04. The Depositor, the Master Servicer and the Special Servicer shall cooperate in a timely manner with the Trustee in supplying any information within the Depositor's, the Master Servicer's or the Special Servicer's control (other than any confidential information) that is reasonably necessary to enable the Trustee to perform its duties under this Section 4.04.

     (b) The tax matter person, the Master Servicer and the Special Servicer each hereby covenants to perform its duties hereunder so as to maintain the status of the Trust REMICs as REMICs (and the Master Servicer and the Special Servicer shall assist the Trustee to the extent reasonably requested by the Trustee and to the extent of information within the Master Servicer's or the Special Servicer's possession or control). None of the tax matters person, the Master Servicer or the Special Servicer shall knowingly take (or cause the applicable Trust REMICs to take) any action or fail to take (or fail to cause to be taken) any action within their respective control and the scope of their respective duties under this Agreement that if taken or not taken, as the case may be, would (i) endanger the status of either Trust REMIC as a REMIC, or (ii) result in the imposition of a tax upon either Trust REMIC (including, but not limited to the tax on prohibited transactions as defined in Section 860F(a) of the Code), other than a tax at the highest marginal corporate tax rate on net income from foreclosure property (any such endangerment or imposition, an "Adverse REMIC Event"), unless the Trustee has received an Opinion of Counsel (at the expense of the party requesting such action) to the effect that the contemplated action will not result in an Adverse REMIC Event. In addition, prior to taking any action with respect to either Trust REMIC, or causing either Trust REMIC to take any action, that is not permitted under the terms of this Agreement, the tax matters person, the Master Servicer and the Special Servicer shall consult with the Trustee or its designee, in writing, with respect to whether such action would cause an Adverse REMIC Event to occur.

     (c) The following assumptions are to be used for purposes of determining the anticipated payments of principal and interest for calculating the original yield to maturity and original issue discount with respect to the Regular
Certificates: (i) each Mortgage Loan will pay principal and interest in accordance with its terms and scheduled payments will be timely received on their Due Dates, provided that the Mortgage Loans in the aggregate will prepay in accordance with the Prepayment Assumption; (ii) none of the Master Servicer, the Depositor and the Class LR Certificateholders will exercise the right described in Section 9.01 of this Agreement to cause early termination of the Trust Fund; and (iii) no Mortgage Loan is repurchased by MSMC or the Depositor pursuant to Article II hereof.

     SECTION 4.05.   Imposition of Tax on the Trust Fund.

     In the event that any tax, including interest, penalties or assessments, additional amounts or additions to tax, is imposed on the Upper-Tier REMIC or Lower-Tier REMIC, such tax shall be charged against amounts otherwise distributable to the Holders of the Certificates; provided, that any taxes imposed on any net income from foreclosure property pursuant to Code Section 860G(c) or any similar tax imposed by a state or local jurisdiction shall instead be treated as an expense of the related REO Property in determining Net REO Proceeds with respect to the REO Property (and until such taxes are paid, the Special Servicer from time to time shall withdraw from the REO Account and transfer to the Trustee amounts reasonably determined by the Trustee to be necessary to pay such taxes, which the Trustee shall maintain in a separate, non-interest-bearing account, and the Trustee shall remit to the Master Servicer for deposit in the Collection Account the excess determined by the Trustee from time to time of the amount in such account over the amount necessary to pay such taxes) and shall be paid therefrom; provided that any such tax imposed on net income from foreclosure property that exceeds the amount in any such reserve shall be retained from Available Funds as provided in Section 3.06(vii) and the next sentence. Except as provided in the preceding sentence, the Trustee is hereby authorized to and shall retain or cause to be retained from the Collection Account in determining the amount of Available Funds sufficient funds to pay or provide for the payment of, and to actually pay, such tax as is
legally  owed  by  the  Upper-Tier   REMIC,   or  Lower-Tier   REMIC  (but  such
authorization shall not prevent the Trustee from contesting, at the expense of the Trust Fund, any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Trustee is hereby authorized to and shall segregate or cause to be segregated, into a separate non-interest bearing account, (i) the net income from any "prohibited transaction" under Code Section 860F(a) or (ii) the amount of any contribution to the Upper-Tier REMIC or Lower-Tier REMIC after the Startup Day that is subject to tax under Code Section 860G(d) and use such income or amount, to the extent necessary, to pay such tax (and return the balance thereof, if any, to the Lower-Tier Distribution Account or the Upper-Tier Distribution Account, as the case may be). To the extent that any such tax is paid to the IRS, the Trustee shall retain an equal amount from future amounts otherwise distributable to the Holders of the Class R or the Class LR Certificates, as the case may be, and shall distribute such retained amounts to the Holders of Regular Certificates or to the Trustee in respect of the Lower-Tier Regular Interests, as applicable, until they are fully reimbursed and then to the Holders of the Class R Certificates or the Class LR Certificates, as applicable. Neither the Master Servicer, the Special Servicer nor the Trustee shall be responsible for any taxes imposed on the Upper-Tier REMIC or Lower-Tier REMIC except to the extent such tax is attributable to a breach of a representation or warranty of the Master Servicer, the Special Servicer or the Trustee or an act or omission of the Master Servicer, the Special Servicer or the Trustee in contravention of this Agreement in both cases, provided, further, that such breach, act or omission could result in liability under Section 6.03, in the case of the Master Servicer or Section 4.04 or 8.01, in the case of the Trustee. Notwithstanding anything in this Agreement to the contrary, in each such case, the Master Servicer or the Special Servicer shall not be responsible for Trustee's breaches, acts or omissions, and the Trustee shall not be responsible for the breaches, acts or omissions of the Master Servicer or the Special Servicer.

     SECTION 4.06.   Remittances; P&I Advances.

     (a) "Applicable Monthly Payment" shall mean, for any Mortgage Loan with respect to any month, (A) if such Mortgage Loan has been extended (other than pursuant to Section 3.26) in accordance with the terms and conditions otherwise set forth in this Agreement, the lesser of (1) the Extended Monthly Payment (net of the related Servicing Fee) and (2) the Monthly Payment on the Mortgage Loan prior to such extensions, and (B) if such Mortgage Loan is not described by the preceding clause (A) (including any such Mortgage Loan as to which the related Mortgaged Property has become an REO Property), the Monthly Payment; provided, however, that for purposes of calculating the amount of any P&I Advance required to be made by the Master Servicer or the Trustee, notwithstanding the amount of such Applicable Monthly Payment, interest shall be calculated at the Net Mortgage Rate plus the Trustee Fee Rate; and provided further that for purposes of determining the amount of any P&I Advance, the Monthly Payment shall be as reduced pursuant to any modification of a Mortgage Loan pursuant to Section 3.26.

     (b) On the Master Servicer Remittance Date immediately preceding each Distribution Date, the Master Servicer shall:

               (i) remit to the Trustee for deposit in the Lower-Tier Distribution Account an amount equal to the Prepayment Premiums received by the Master Servicer in the Collection Period preceding such Distribution Date;

               (ii) remit  to  the  Trustee   for  deposit  in  the   Lower-Tier
                    Distribution Account an amount equal to the Available Funds (other than the amounts referred to in clause (iii) below); and

               (iii)subject to Section 4.06(c),  make a P&I Advance,  by deposit into the Lower-Tier Distribution Account, in an amount equal to the sum of the Applicable Monthly Payments for each Mortgage Loan to the extent such amounts were not received on such Mortgage Loan prior to the close of business on the related Due Date (or if the Due Date is not a Business Day, the first Business Day thereafter) and therefore are not included in the remittance described in the preceding clause
                    (ii). (c) The Master Servicer shall not be required or permitted to make an advance for Deferred Interest, Default Interest, Prepayment Premiums or Balloon Payments. The amount required to be advanced in respect of Applicable Monthly Payments on Mortgage Loans that have been subject to an Appraisal Reduction Event will equal (i) the amount required to be advanced by the Master Servicer, without giving effect to such Appraisal Reduction Amounts less (ii) an amount equal to the product of (x) the amount required to be advanced by the Master Servicer in respect to delinquent payments of interest without giving effect to such Appraisal Reduction Amounts, and (y) a fraction, the numerator of which is the Appraisal Reduction Amount with respect to such Mortgage Loan and the denominator of which is the Stated Principal Balance as of the last day of the related Collection Period. (d) Any amount advanced by the Master Servicer pursuant to Section 4.06(b)(iii) shall constitute a P&I Advance for all purposes of this Agreement and the Master Servicer shall be entitled to reimbursement (with interest at the Advance Rate to the extent provided herein) thereof to the full extent as otherwise set forth in this Agreement. (e) If as of 11:00 A.M., New York City time, on any Distribution Date the Master Servicer shall not have made the P&I Advance required to have been made on the related Master Servicer Remittance Date pursuant to Section 4.06(b)(iii), the Trustee shall no later than 1:00 p.m., New York City time, on such Distribution Date deposit into the Lower-Tier Distribution Account in immediately available funds an amount equal to the P&I Advances otherwise required to have been made by the Master Servicer. (f) Notwithstanding anything herein to the contrary, none of the Master Servicer or the Trustee shall be obligated to make a P&I Advance as to any Monthly Payment or Extended Monthly Payment on any date on which a P&I Advance is otherwise required to be made by this Section 4.06 if the Master Servicer or the Trustee, as applicable, determines that such advance will be a Nonrecoverable Advance. The Master Servicer shall be required to provide notice to the Trustee on or prior to the Master Servicer Remittance Date of any such non-recoverability determination made on or prior to such date. The Trustee shall be entitled to rely, conclusively, on any determination by the Master Servicer that a P&I Advance, if made, would be a Nonrecoverable Advance; provided, however, that if the Master Servicer has failed to make a P&I Advance for reasons other than a determination by the Master Servicer that such Advance would be a Nonrecoverable Advance, the Trustee shall make such advance within the time periods required by Section 4.06(e) unless the Trustee, in good faith, makes a determination prior to the times specified in Section 4.06(e) that such advance would be a Nonrecoverable Advance. The Trustee, in determining whether or not an Advance previously made is, or a proposed Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Master Servicer hereunder. (g) The Master Servicer or the Trustee, as applicable, shall be entitled to the reimbursement of P&I Advances it makes together with any related Advance Interest Amount in respect of such P&I Advances, in each case, to the extent permitted pursuant to
                    Section 3.06(ii) of this Agreement and the Master Servicer and Special Servicer hereby covenant and agree to promptly seek and effect the reimbursement of such Advances from the related Borrowers to the extent permitted by applicable law and the related Mortgage Loan.

     SECTION 4.07.   Grantor Trust Reporting.

     The parties intend that the portions of the Trust Fund consisting of (i) the Default Interest, proceeds therefrom and the Class Q Distribution Account and (ii) Deferred Interest, proceeds therefrom and the Deferred Interest Distribution Account shall constitute, and that the affairs of the Trust Fund (exclusive of the Trust REMICs) shall be conducted so as to qualify such portion as, a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this intention. In furtherance of such intention, the Trustee shall furnish or cause to be furnished to Certificateholders and shall file or cause to be filed with the IRS together with Form 1041 or such other form as may be applicable, (i) to the Holders of the Class Q Certificates, a statement of income with respect to their allocable share of Default Interest and the amount of any Advance Interest Amounts paid to the Master Servicer, the Special Servicer or the Trustee, as applicable, therefrom pursuant to Section 3.06(ii), as such amounts are received by or accrue to the Trust Fund, as the case may be, at the time or times and in the manner required by the Code and
(ii) to the Holders of the Classes of Regular Certificates entitled thereto as set forth in Section 2.06(b), a statement of income with respect to their allocable share of Deferred Interest, as such amounts accrue to the Trust Fund, at the time or times and in the manner required by the Code.

                                    ARTICLE V

                                THE CERTIFICATES

     SECTION 5.01.   The Certificates.

     The Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class X Certificates, the Class B Certificates, the Class C
Certificates,  the Class D Certificates,  the Class E Certificates,  the Class F
Certificates, the Class Q Certificates, the Class R Certificates and the Class LR Certificates.

     The Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class Q, Class R and Class LR Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-12, respectively. The Certificates of each Class (other than the Class Q, Class LR and Class R Certificates) will be issuable in registered form only, in minimum denominations of authorized initial Certificate Principal Amount or Notional Amount, as applicable, as described in the succeeding table, and multiples of $1 in excess thereof. With respect to any Certificate or any beneficial interest in a Certificate, the "Denomination" thereof shall be (i) the amount (A) set forth on the face thereof or (B) in the case of any Global Certificate, set forth on a schedule attached thereto or, in the case of any beneficial interest in a Global Certificate, the product of the Percentage Interest represented by such beneficial interest and the amount set forth on such schedule of the related Global Certificate, (ii) expressed in terms of initial Certificate Principal
Amount or Notional Amount, as applicable, and (iii) in an authorized denomination, as set forth below. With respect to the Class F Certificates, on the Closing Date, the Trustee or the Authenticating Agent shall execute and authenticate and the Certificate Registrar shall deliver (i) Rule 144A global Class F Certificates (the "Rule 144A Global Certificates") in definitive, fully registered form without interest coupons, (ii) Regulation S global Class F, Certificates (the "Regulation S Global Certificates" and together with the Rule 144A Global Certificates, the "Private Global Certificates") in definitive, fully registered form without interest coupons or (ii) one or more, if any, Individual Certificates, in each case substantially in the form of Exhibit A-8 hereto, respectively. The Certificate will share ratably in all rights of the related Class. The Class Q, Class R and LR Certificates will each be issuable in one or more Individual Certificates in minimum denominations of 5% Percentage Interests and integral multiples of a 1% Percentage Interest in excess thereof and together aggregating the entire 100% Percentage Interest in each such Class.

                                                         Aggregate
                                                       Denominations
                                                    of all Certificates
                            Minimum                       of Class
                 Certificate Principal Amount   (in Initial Denomination or
  Class                                               Notional Amount)
  -----                                               ----------------
  A-1                       $10,000.00                 $ 43,300,000
  A-2                       $10,000.00                 $467,121,000
  B                         $10,000.00                 $ 75,945,000
  C                         $10,000.00                 $ 42,388,000
  D                         $10,000.00                 $ 45,920,000
  E                         $10,000.00                 $ 21,194,000
  F                         $10,000.00                 $ 10,597,702
  X                         $10,000.00                 $706,465,702

     The Global Certificates shall be issued as one or more certificates registered in the name of a nominee designated by the Depository, and Beneficial Owners shall hold interests in the Global Certificates through the book-entry facilities of the Depository in the minimum Denominations and aggregate Denominations and Classes as set forth above. The Global Certificates shall in all respects be entitled to the same benefits under this Agreement as Individual Certificates authenticated and delivered hereunder.

     Except insofar as pertains to any Individual Certificate, the Trust Fund, the Paying Agent and the Trustee may for all purposes (including the making of payments due on the Global Certificates and the giving of notice to Holders thereof) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Global Certificates for the purposes of exercising the rights of Certificateholders hereunder; provided, however, that, for purposes of providing information pursuant to Section 3.20 or transmitting communications pursuant to Section 5.05(a), to the extent that the Depositor has provided the Trustee with the names of Beneficial Owners, the Trustee shall make available such information to such Beneficial Owners directly. The rights of Beneficial Owners with respect to Global Certificates shall be limited to those established by law and agreements among such Beneficial Owners and the Depository and Depository Participants. Except in the limited circumstances described below, Beneficial Owners of Public Global Certificates shall not be entitled to physical certificates for the Public Global Certificates as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Global Certificates shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. Subject to the restrictions on transfer set forth in Section 5.02 and Applicable Procedures, a Beneficial Owner of a Private Global Certificate may request that the Depositor, or an agent thereof, cause the Depository (or any Agent Member) to notify the Certificate Registrar and the Certificate Custodian in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Upon receipt of such a request and payment by the related Beneficial Owner of any attendant expenses, the Depositor shall cause the issuance and delivery of such Individual Certificates. The Certificate Registrar may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date. Without the written consent of the Depositor and the Certificate Registrar, no Global Certificate may be transferred by the Depository except to a successor Depository that agrees to hold the Global Certificates for the account of the Beneficial Owners.

     Any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Global Certificates (i) shall be delivered by the Certificate Registrar to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and in either case shall be registered in the name of Cede & Co. and (ii) shall bear a legend substantially to the following effect:

     "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Certificate Registrar for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     The Global Certificates may be deposited with such other Depository as the Certificate Registrar may from time to time designate, and shall bear such legend as may be appropriate.

     If (i) the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able properly to discharge its responsibilities as Depository, and the Depositor is unable to locate a qualified successor, (ii) the Depositor or the Trustee, at its sole option, elects to terminate the book-entry system through the Depository with respect to all or any portion of any Class of Certificates or (iii) after the occurrence of an Event of Default, Beneficial Owners owning not less than a majority in Certificate Principal Amount or Notional Amount, as applicable, of the Global Certificate for any Class then outstanding advise the Depository through Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interest of the Beneficial Owner or Owners of such Global Certificate, the Trustee shall notify the affected Beneficial Owners through the Depository of the occurrence of such event and the availability of Individual Certificates to such Beneficial Owner or Owners requesting them. Upon surrender to the Trustee of Global Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Individual Certificates. Neither the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer nor the Depositor shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions. Upon the issuance of Individual Certificates, the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer, and the Depositor shall recognize the Holders of Individual Certificates as Certificateholders hereunder.

     If the Trustee, its agents or the Master Servicer or Special Servicer has instituted or has been directed to institute any judicial proceeding in a court to enforce the rights of the Certificateholders under the Certificates, and the Trustee, the Master Servicer or the Special Servicer has been advised by counsel that in connection with such proceeding it is necessary or appropriate for the Trustee, the Master Servicer or the Special Servicer to obtain possession of the Certificates, the Trustee, the Master Servicer or the Special Servicer may in its sole discretion determine that the Certificates represented by the Global Certificates shall no longer be represented by such Global Certificates. In such event, the Trustee or the Authenticating Agent will execute and authenticate and the Certificate Registrar will deliver, in exchange for such Global Certificates, Individual Certificates (and if the Trustee or the Certificate Custodian has in its possession Individual Certificates previously executed, the Authenticating Agent will authenticate and the Certificate Registrar will deliver such Certificates) in a Denomination equal to the aggregate Denomination of such Global Certificates.

     If the Trust Fund ceases to be subject to Section 13 or 15(d) of the Exchange Act, the Trustee shall cooperate with the Depositor to make available to each Holder of a Class F, Class Q, Class R or Class LR Certificate, upon request of such a Holder, information substantially equivalent in scope to the information currently filed by the Trustee with the Commission pursuant to the Exchange Act, plus such additional information required to be provided for
securities   qualifying  for  resales  under  Rule  144A  under  the  Act  which information shall be provided on a timely basis to the Trustee by the Master Servicer, to the extent such information relates to the Mortgage Loans and is in the possession of, or readily obtainable by, the Master Servicer. The Trustee shall have no responsibility for the sufficiency under Rule 144A or any other securities laws of any available information so furnished to any person including any prospective purchaser of a Certificate or any interest therein, nor for the content or accuracy of any information so furnished which was prepared or delivered to the Trustee by another.

     Each Certificate may be printed or in typewritten or similar form, and each Certificate shall, upon original issue, be executed and authenticated by the Trustee or the Authenticating Agent and delivered to the Depositor. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee or Authenticating Agent by an authorized officer or signatory.
Certificates bearing the signature of an individual who was at any time the proper officer or signatory of the Trustee or Authenticating Agent shall bind the Trustee or Authenticating Agent, notwithstanding that such individual has ceased to hold such office or position prior to the delivery of such Certificates or did not hold such office or position at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication in the form set forth in Exhibits A-1 through A-11 executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 5.02.   Registration, Transfer and Exchange of Certificates.

     (a) The Trustee shall keep or cause to be kept at the Corporate Trust Office books (the "Certificate Register") for the registration, transfer and exchange of Certificates (the Trustee, in such capacity, being the "Certificate Registrar"). The names and addresses of all Certificateholders and the names and addresses of the transferees of any Certificates shall be registered in the Certificate Register; provided, however, in no event shall the Certificate Registrar be required to maintain in the Certificate Register the names of the individual participants holding beneficial interests in the Trust Fund through the Depository. The Person in whose name any Certificate is so registered shall be deemed and treated as the sole owner and Holder thereof for all purposes of this Agreement and the Certificate Registrar, the Master Servicer, the Trustee, any Paying Agent and any agent of any of them shall not be affected by any notice or knowledge to the contrary. An Individual Certificate is transferable or exchangeable only upon the surrender of such Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements of this Section 5.02. Upon request of the Trustee, the Certificate Registrar shall provide the Trustee with the names, addresses and Percentage Interests of the Holders.

     (b) Upon surrender for registration of transfer of any Individual Certificate, subject to the applicable requirements of this Section 5.02, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination as the Individual Certificate being surrendered. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e). Each Certificate surrendered for registration of transfer shall be canceled and subsequently destroyed by the Certificate Registrar. Each new Certificate issued pursuant to this Section 5.02 shall be registered in the name of any Person as the transferring Holder may request, subject to the applicable provisions of this
Section 5.02.

     (c) In addition to the applicable provisions of this Section 5.02 and the rules of the Depository, the exchange, transfer and registration of transfer of Individual Certificates or beneficial interests in the Private Global Certificates shall be subject to the following restrictions.

               (i) Transfers between Holders of Individual Certificates. With respect to the transfer and registration of transfer of an Individual Certificate representing an interest in the Class F, Class Q, Class R or Class LR Certificates to a transferee that takes delivery in the form of an Individual
                    Certificate:

                    (A) The Certificate Registrar shall register the transfer of an Individual Certificate if the requested transfer is being made by a transferee who has provided the Certificate Registrar with an Investment Representation Letter substantially in the form of Exhibit D-1 hereto (an "Investment Representation Letter"), to the effect that the transfer is being made to a Qualified Institutional Buyer in accordance with Rule 144A;

                    (B) The Certificate Registrar shall register the transfer of an Individual Certificate pursuant to Regulation S after the expiration of the Restricted Period if (1) the transferor has provided the Certificate Registrar with a Regulation S Transfer Certificate substantially in the form of Exhibit K hereto (a "Regulation S Transfer Certificate"), and (2) the transferee furnishes to the Certificate Registrar an Investment Representation Letter; and

                    (C) The Certificate Registrar shall register the transfer of an Individual Certificate (other than a Residual Certificate) if prior to the transfer such transferee furnishes to the Certificate Registrar (a) an Investment Representation Letter to the effect that the transfer is being made to an Institutional Accredited Investor in accordance with an applicable exemption under the Act, (b) an Opinion of Counsel acceptable to the Certificate Registrar that such transfer is in compliance with the Act and (c) the Certificate Registrar shall register the transfer of an Individual Certificate only if prior to the transfer the transferee furnishes to the Certificate Registrar a written undertaking by the transferor to reimburse the Trust for any costs incurred by it in connection with the proposed transfer;

               (ii) Transfers   within   the   Private   Global    Certificates.
                    Notwithstanding any provision to the contrary herein, so long as a Private Global Certificate remains outstanding and is held by or on behalf of the Depository, transfers within the Private Global Certificates shall only be made in accordance with this Section 5.02(c)(ii).

                    (A) Rule 144A Global Certificate to Regulation S Global Certificate During the Restricted Period. If, during the Restricted Period, a Beneficial Owner of an interest in a Rule 144A Global Certificate wishes at any time to transfer its beneficial interest in such Rule 144A Global Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in the related Regulation S Global Certificate, such Beneficial Owner may, in addition to complying with all applicable rules and procedures of the Depository and Cedel or Euroclear applicable to transfers by their respective participants (the "Applicable Procedures"), transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Global Certificate only upon compliance with the provisions of this Section 5.02(c)(ii)(A). Upon receipt by the Certificate Registrar at the Corporate Trust Office of
                         (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Certificate Registrar to credit or cause to be credited to another specified Agent Member's account a beneficial interest in the Regulation S Global Certificate in an amount equal to the Denomination of the beneficial interest in the Rule 144A Global Certificate to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member and the Euroclear or Cedel account, as the case may be, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and (3) a certificate in the form of Exhibit L --------- hereto given by the Beneficial Owner of such interest, the Certificate Registrar shall instruct the Depository or the Certificate Custodian, as applicable, to reduce the Denomination of the Rule 144A Global Certificate by the Denomination of the beneficial interest in the Rule 144A Global Certificate to be so transferred and, concurrently with such reduction, to increase the Denomination of the Regulation S Global Certificate by the Denomination of the beneficial interest in the Rule 144A Global Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be an Agent Member acting for or on behalf of Euroclear or Cedel, or both, as the case may be) a beneficial interest in the Regulation S Global Certificate having a Denomination equal to the amount by which the Denomination of the Rule 144A Global Certificate was reduced upon such transfer.

                    (B) Rule 144A Global Certificate to Regulation S Global Certificate After the Restricted Period. If, after the Restricted Period, a Beneficial Owner of an interest in a Rule 144A Global Certificate wishes at any time to transfer its beneficial interest in such Rule 144A Global Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in the related Regulation S Global Certificate, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Global Certificate only upon compliance with the provisions of this Section 5.02(c)(ii)(B). Upon receipt by the Certificate Registrar at the Corporate Trust Office of
                         (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Certificate Registrar to credit or cause to be credited to another specified Agent Member's account a beneficial interest in the Regulation S Global Certificate in an amount equal to the Denomination of the beneficial interest in the Rule 144A Global Certificate to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Cedel account, as the case may be, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and (3) a certificate in the form of Exhibit M hereto given by the Beneficial Owner of such interest, the Certificate Registrar shall instruct the Depository or the Certificate Custodian, as applicable, to reduce the Denomination of the Rule 144A Global Certificate by the aggregate Denomination of the beneficial interest in the Rule 144A Global Certificate to be so transferred and, concurrently with such reduction, to increase the Denomination of the Regulation S Global Certificate by the aggregate Denomination of the beneficial interest in the Rule 144A Global Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Certificate having a Denomination equal to the amount by which the Denomination of the Rule 144A Global Certificate was reduced upon such transfer.

                    (C) Regulation S Global Certificate to Rule 144A Global Certificate. If the Beneficial Owner of an interest in a Regulation S Global Certificate wishes at any time to transfer its beneficial interest in such Regulation S Global Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in the related Rule 144A Global Certificate, such Beneficial Owner may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Rule 144A Global Certificate only upon compliance with the provisions of this Section 5.02(c)(ii)(C). Upon receipt by the Certificate Registrar at the Corporate Trust Office of
                         (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Certificate Registrar to credit or cause to be credited to another specified Agent Member's account a beneficial interest in the Rule 144A Global Certificate in an amount equal to the Denomination of the beneficial interest in the Regulation S Global Certificate to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member or, if such account is held for Euroclear or Cedel, the Euroclear or Cedel account, as the case may be, to be debited for, such beneficial interest, and (3) with respect to a transfer of a beneficial interest in a Regulation S Global
                         Certificate for a beneficial interest in the related Rule 144A Global Certificate (i) during the Restricted Period, a certificate in the form of Exhibit N hereto given by the holder of --------- such beneficial interest or (ii) after the Restricted Period, an Investment Representation Letter from the transferee to the effect that such transferee is a Qualified Institutional Buyer, the Certificate Registrar shall instruct the Depository or the Certificate Custodian, as applicable, to reduce the Denomination of the Regulation S Global Certificate by the aggregate Denomination of the beneficial interest in the Regulation S Global Certificate to be transferred, and, concurrently with such reduction, to increase the Denomination of the Rule 144A Global Certificate by the aggregate Denomination of the beneficial interest in the Regulation S Global Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Rule 144A Global Certificate having a Denomination equal to the amount by which the Denomination of the Regulation S Global Certificate was reduced upon such transfer.

               (iii)Transfers from the Private Global Certificates to Individual
                    Certificates. Any and all transfers from a Private Global Certificate to a transferee wishing to take delivery in the form of an Individual Certificate will require the transferee to take delivery subject to the restrictions on the transfer of such Individual Certificate described on the face of such Certificate, and such transferee agrees that it will transfer such Individual Certificate only as provided therein and herein. No such transfer shall be made and the Certificate Registrar shall not register any such transfer unless such transfer is made in accordance with this Section 5.02(c)(iii).

                    (A) Transfers of a beneficial interest in a Private Global Certificate to an Institutional Accredited Investor will require delivery in the form of an Individual Certificate and the Certificate Registrar shall register such transfer only upon compliance with the provisions of Section 5.02(c)(i)(C).

                    (B) Transfers of a beneficial interest in a Private Global Certificate to a Qualified Institutional Buyer or a Regulation S Investor wishing to take delivery in the form of an Individual Certificate will be registered by the Certificate Registrar only upon compliance with the provisions of Sections 5.02(c)(i)(A) and (C), respectively.

                    (C) Notwithstanding the foregoing, no transfer of a beneficial interest in a Regulation S Global Certificate to an Individual Certificate pursuant to subparagraph (B) above shall be made prior to the expiration of the Restricted Period.

                    (D) Upon acceptance for exchange or transfer of a beneficial interest in a Private Global Certificate for an Individual Certificate, as provided herein, the Certificate Registrar shall endorse on the schedule affixed to the related Private Global Certificate (or on a continuation of such schedule affixed to such Private Global Certificate and made a part thereof) an appropriate notation evidencing the date of such exchange or transfer and a decrease in the Denomination of such Private Global Certificate equal to the Denomination of such Individual Certificate issued in exchange therefor or upon transfer thereof. Unless determined otherwise by the Certificate Registrar in accordance with applicable law, an Individual Certificate issued upon transfer of or exchange for a beneficial interest in the Private Global Certificate shall bear the Securities Legend.

               (iv) Transfers of Individual  Certificates  to the Private Global
                    Certificates. If a Holder of an Individual Certificate wishes at any time to transfer such Certificate to a Person who wishes to take delivery thereof in the form of a beneficial interest in the related Regulation S Global Certificate or the related Rule 144A Global Certificate, such transfer may be effected only in accordance with all applicable rules and procedures of the Depository applicable to transfers by their respective participants (the "Applicable Procedures"), and this Section 5.02(c)(iv). Upon receipt by the Certificate Registrar at the Corporate Trust Office of (1) the Individual Certificate to be transferred with an assignment and transfer pursuant to Section 5.02(a),
                    (2) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Certificate Registrar to credit or cause to be credited to another specified Agent Member's account a beneficial interest in such Regulation S Global Certificate or such Rule 144A Global Certificate, as the case may be, in an amount equal to the Denomination of the Individual Certificate to be so transferred, (3) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member and, in the case of any transfer pursuant to Regulation S, the Euroclear or Cedel account, as the case may be, to be credited with such beneficial interest, and (4) (x) an Investment Representation Letter from the transferee and, if delivery is to be taken in the form of a beneficial interest in the Regulation S Global Certificate, a Regulation S Transfer Certificate from the transferor or (y) an Investment Representation Letter from the transferee to the effect that such transferee is a Qualified Institutional Buyer if delivery is to be taken in the form of a beneficial interest in the Rule 144A Global Certificate, the Certificate Registrar shall cancel such Individual Certificate, execute and deliver a new Individual
                    Certificate for the Denomination of the Individual Certificate not so transferred, registered in the name of the Holder, and the Certificate Registrar shall instruct the Depository or the Certificate Custodian, as applicable, to increase the Denomination of the Regulation S Global Certificate or the Rule 144A Global Certificate, as the case may be, by the Denomination of the Individual Certificate to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions who, in the case of any increase in the Regulation S Global Certificate during the Restricted Period, shall be an Agent Member acting for or on behalf of Euroclear or Cedel, or both, as the case may be, a corresponding Denomination of the Rule 144A Global Certificate or the Regulation S Global Certificate, as the case may be.

                    It is the intent of the foregoing that under no circumstances may an Institutional Accredited Investor that is not a Qualified Institutional Buyer take delivery in the form of a beneficial interest in a Private Global Certificate.

               (v) All Transfers. An exchange of a beneficial interest in a Private Global Certificate for an Individual Certificate or Certificates, an exchange of an Individual Certificate or Certificates for a beneficial interest in the Private Global Certificate and an exchange of an Individual Certificate or Certificates for another Individual Certificate or Certificates (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and in the case of the Private Global Certificates, so long as the Private Global Certificates remain outstanding and are held by or on behalf of the Depository), may be made only in accordance with this Section 5.02 and in accordance with the rules of the Depository and Applicable Procedures.

     (d) If Certificates are issued upon the transfer, exchange or replacement of Certificates not bearing the Securities Legend, the Certificates so issued shall not bear the Securities Legend. If Certificates are issued upon the transfer, exchange or replacement of Certificates bearing the Securities Legend, or if a request is made to remove the Securities Legend on a Certificate, the Certificates so issued shall bear the Securities Legend, or the Securities Legend shall not be removed, as the case may be, unless there is delivered to the Certificate Registrar such satisfactory evidence, which may include an Opinion of Counsel (at the expense of the party requesting the removal of such legend) familiar with United States securities laws, as may be reasonably required by the Certificate Registrar, that neither the Securities Legend nor the restrictions on transfers set forth therein are required to ensure that transfers of any Certificate comply with the provisions of Rule 144A or Rule 144 under the Act or that such Certificate is not a "restricted security" within the meaning of Rule 144 under the Act. Upon provision of such satisfactory evidence, the Certificate Registrar shall execute and deliver a Certificate that does not bear the Securities Legend.

     (e) Subject to the  restrictions on transfer and exchange set forth in this
Section 5.02, the Holder of any Individual Certificate may transfer or exchange the same in whole or in part (with a Denomination equal to any authorized Denomination) by surrendering such Certificate at the Corporate Trust Office or at the office of any transfer agent appointed as provided under this Agreement, together with an instrument of assignment or transfer (executed by the Holder or its duly authorized attorney), in the case of transfer, and a written request for exchange in the case of exchange. Following a proper request for transfer or exchange, the Certificate Registrar shall, within five Business Days of such request if made at such Corporate Trust Office, or within ten Business Days if made at the office of a transfer agent (other than the Certificate Registrar), execute and deliver at the Corporate Trust Office or at the office of such transfer agent, as the case may be, to the transferee (in the case of transfer) or Holder (in the case of exchange) or send by first class mail (at the risk of the transferee in the case of transfer or Holder in the case of exchange) to such address as the transferee or Holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Denomination and in such Denomination or Denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Corporate Trust Office or at the office of a transfer agent by the registered Holder in person, or by a duly authorized attorney-in-fact. The Certificate Registrar may decline to accept any request for an exchange or registration of transfer of any Certificate during the period of fifteen days preceding any Distribution Date.

     (f) An Individual Certificate (other than an Individual Certificate issued in exchange for a beneficial interest in a Public Global Certificate pursuant to
Section 5.01) or a beneficial interest in a Private Global Certificate may only be transferred to Eligible Investors in accordance with the provisions set forth herein. In the event that a Responsible Officer of the Certificate Registrar becomes aware that such an Individual Certificate or beneficial interest in a Private Global Certificate is being held by or for the benefit of a Person who is not an Eligible Investor, or that such holding is unlawful under the laws of a relevant jurisdiction, then the Certificate Registrar shall have the right to void such transfer, if permitted under applicable law, or to require the investor to sell such Individual Certificate or beneficial interest in a Private Global Certificate to an Eligible Investor within fourteen days after notice of such determination and each Certificateholder by its acceptance of a Certificate authorizes the Certificate Registrar to take such action.

     (g) Subject to the provisions of this Section 5.02 regarding transfer and exchange, transfers of the Global Certificates shall be limited to transfers of such Global Certificates in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor's nominee.

     (h) No fee or service charge shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in this Section 5.02 other than for transfers to Institutional Accredited Investors, as provided herein. In connection with any transfer to a transferee that is not a QIB, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     (i) The Certificate Registrar may as a condition of the registration of any transfer of the Class F, Class Q, Class R and Class LR Certificates require the transferor to furnish other certifications, legal opinions or other information (at the transferor's expense) as it may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act and other applicable laws.

     (j) Neither the Depositor, the Master Servicer, the Special Servicer, the Trustee nor the Certificate Registrar is obligated to register or qualify the Class F, Class Q, Class R or Class LR Certificates under the Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Certificate Registrar against any loss, liability or expense that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (k) No transfer of any Class B, Class C, Class D, Class E, Class F, Class Q, Class R or Class LR Certificate (each, a "Restricted Certificate") shall be made to (i) an employee benefit plan or other retirement arrangement, including an individual retirement account or a Keogh plan, which is subject to Title I of ERISA or Section 4975 of the Code, or a governmental plan (as defined in Section 3(32) of ERISA) that is subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (each, a "Plan") or (ii) a collective investment fund in which such Plans are invested, an insurance company that is using assets of separate accounts or general accounts which include assets of Plans (or which are deemed pursuant to ERISA or Similar Law to include assets of Plans) or other Person acting on behalf of any such Plan or using the assets of any such Plan to acquire any such Restricted Certificate, other than (with respect to any transfer of a Restricted Certificate that is a Subordinated Certificate) an insurance company investing the assets of its general account under circumstances whereby the purchase and holding of such Restricted Certificate by such insurance company would be exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code under Prohibited Transaction Class Exemption 95-60. Each prospective transferee of a Restricted Certificate that takes the form of an Individual Certificate shall either (1) deliver to the Depositor, the Certificate Registrar and the Trustee a representation letter, substantially in the form of Exhibit D-2 hereto, stating that the prospective transferee is not a Person referred to in (i) or (ii) above or (2) in the event the transferee is such a Person, except in the case of a Residual Certificate, which may not be transferred unless the transferee represents it is not such a Person, the prospective transferee shall provide to the Depositor, the Trustee and the Certificate Registrar an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Certificate Registrar that the purchase or holding of the Restricted Certificates by or on behalf of a Plan will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to Title I of ERISA, Section 4975 of the Code or Similar Law, will not constitute or result in a prohibited transaction within the meaning of ERISA or Section 4975 of the Code, or a materially similar characterization under any Similar Law, and will not subject the Master Servicer, the Special Servicer, the Depositor, the Trustee or the Certificate Registrar to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or any Similar Law) in addition to those set forth in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Master Servicer, the Special Servicer, the Certificate Registrar or the Depositor. The Certificate Registrar shall not register the transfer of an Individual Certificate that is a Restricted Certificate unless the transferee has provided the representation letter or Opinion of Counsel referred to in the preceding sentence. The transferee of a beneficial interest in a Global Certificate that is a Restricted Certificate shall be deemed to represent that it is not a Person referred to in (i) or (ii) above. Any transfer of a Restricted Certificate that would result in a prohibited transaction under ERISA or Section 4975 of the Code, or a materially similar characterization under any Similar Law, shall be deemed absolutely null and void ab initio.

     (l) Each Person who has or acquires any Ownership Interest shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and the rights of each Person acquiring any Ownership Interest are expressly subject to the following provisions:

          (i) Each Person acquiring or holding any Ownership Interest shall be a Permitted Transferee and shall not acquire or hold such Ownership Interest as agent (including a broker, nominee or other middleman) on behalf of any Person that is not a Permitted Transferee. Any such Person shall promptly notify the Certificate Registrar of any change or impending change in its status (or the status of the beneficial owner of such Ownership Interest) as a Permitted Transferee. Any acquisition described in the first sentence of this Section 5.02(l) by a Person who is not a Permitted Transferee or by a Person who is acting as an agent of a Person who is not a Permitted Transferee shall be void and of no effect, and the immediately preceding owner who was a Permitted Transferee shall be restored to registered and beneficial ownership of the Ownership Interest as fully as possible.

          (ii) No Ownership Interest may be Transferred, and no such Transfer shall be registered in the Certificate Register, without the express written consent of the Certificate Registrar, and the Certificate Registrar shall not recognize the Transfer, and such proposed Transfer shall not be effective, without such consent with respect thereto. In connection with any proposed Transfer of any Ownership Interest, the Certificate Registrar shall, as a condition to such consent, (x) require delivery to it in form and substance satisfactory to it, and the proposed transferee shall deliver to the Certificate Registrar and to the proposed transferor an affidavit in substantially the form attached as Exhibit C-1 (a "Transferee Affidavit") of the proposed transferee
               (A) that such proposed  transferee is a Permitted  Transferee and
               (B) stating that (i) the proposed transferee historically has paid its debts as they have come due and intends to do so in the future, (ii) the proposed transferee understands that, as the holder of an Ownership Interest, it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the proposed transferee intends to pay taxes associated with holding the Ownership Interest as they become due, (iv) the proposed transferee will not transfer the Ownership Interest to any Person that does not provide a Transferee Affidavit or as to which the proposed transferee has actual knowledge that such Person is not a Permitted Transferee or is acting as an agent (including a broker, nominee or other middleman) for a Person that is not a Permitted Transferee, and (v) the proposed transferee expressly agrees to be bound by and to abide by the provisions of this Section 5.02(e) and (y) other than in connection with the initial issuance of the Class R and Class LR Certificates, require a statement from the proposed transferor substantially in the form attached as Exhibit C-2 (the "Transferor Letter"), that the proposed transferor has no actual knowledge that the proposed transferee is not a Permitted Transferee and has no actual knowledge or reason to know that the proposed transferee's statements in the preceding clauses
               (x)(B)(i) or (iii) are false.

          (iii)Notwithstanding the delivery of a Transferee Affidavit by a proposed transferee under clause (ii) above, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed transferee is not a Permitted Transferee, no
               Transfer to such proposed transferee shall be effected and such proposed Transfer shall not be registered on the Certificate Register; provided, however, that the Certificate Registrar shall not be required to conduct any independent investigation to determine whether a proposed transferee is a Permitted Transferee. Upon notice to the Certificate Registrar that there has occurred a Transfer to any Person that is a Disqualified Organization or an agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, and in any event not later than 60 days after a request for information from the transferor of such Ownership Interest, or such agent, the Certificate Registrar and the Trustee agree to furnish to the IRS and the transferor of such Ownership Interest or such agent such information necessary to the application of Section 860E(e) of the Code as may be required by the Code, including, but not limited to, the present value of the total anticipated excess inclusions with respect to such Class R or Class LR Certificate (or portion thereof) for periods after such Transfer. At the election of the Certificate Registrar and the Trustee, the Certificate Registrar and the Trustee may charge a reasonable fee for computing and furnishing such information to the transferor or to such agent referred to above; provided, however, that such Persons shall in no event be excused from furnishing such information.

     SECTION 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar such security or indemnity as may be required by it to save it, the Trustee and the Master Servicer harmless, then, in the absence of actual knowledge by a Responsible Officer of the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee or the Authenticating Agent shall execute and authenticate and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 5.03, the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.04.   Appointment of Paying Agent.

     The Trustee may appoint a paying agent for the purpose of making distributions to Certificateholders pursuant to Section 4.01. The Trustee shall cause such Paying Agent, if other than the Trustee or the Master Servicer, to execute and deliver to the Master Servicer and the Trustee an instrument in which such Paying Agent shall agree with the Master Servicer and the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums have been paid to the Certificateholders or disposed of as otherwise provided herein. The initial Paying Agent shall be the Trustee. The Paying Agent shall at all times be an entity having a long-term unsecured debt rating of at least "AA" by DCR and S&P, or shall be otherwise acceptable to each Rating Agency. The Trustee shall not be relieved of any liability or responsibility by virtue of its appointment of a different Paying Agent.

     SECTION 5.05.   Access to Certificateholders' Names and Addresses.

     (a) If any  Certificateholder  (for  purposes  of  this  Section  5.05,  an
"Applicant") applies in writing to the Certificate Registrar, and such application states that the Applicant desires to communicate with other Certificateholders, the Certificate Registrar shall furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as of the most recent Record Date, at the expense of the Applicant.

     (b) Every Certificateholder, by receiving and holding its Certificate, agrees with the Trustee that the Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     SECTION 5.06.   Actions of Certificateholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Depositor, the Special Servicer, or the Master Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor, the Special Servicer, and the Master Servicer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor, the Special Servicer, or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (d) The Trustee or Certificate Registrar may require such additional proof of any matter referred to in this Section 5.06 as it shall deem necessary.

     SECTION 5.07.   Authenticating Agent.

     The Trustee may appoint an Authenticating Agent to execute and to authenticate Certificates. The Authenticating Agent must be acceptable to the Depositor and must be a corporation organized and doing business under the laws of the United States of America or any state, having a principal office and place of business in a state and city acceptable to the Depositor, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. The Trustee shall serve as the initial Authenticating Agent and the Trustee hereby accepts such appointment. No appointment of another person as Authenticating Agent shall relieve the Trustee of any obligation as Authenticating Agent hereunder.

     Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice of termination to the Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 5.07, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Depositor, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as
Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 5.07.

     The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any compensation paid to the Authenticating Agent shall be an unreimbursable expense of the Trustee.

     SECTION 5.08.   Appointment of Custodians.

     The Trustee may appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement; provided that no Custodial Agreement shall be required in the event the Trustee is serving as Custodian. The Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000, shall have a long-term debt rating of at least "BBB" from DCR and S&P, unless the Trustee shall have received prior written confirmation from each Rating Agency that the appointment of such Custodian would not cause such Rating Agency to withdraw, qualify or downgrade any of its then-current ratings on the Certificates, and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 10.07. Any compensation paid to the Custodian shall be an unreimbursable expense of the Trustee. The Trustee shall serve as the initial Custodian. The Custodian, if the Custodian is not the Trustee, shall maintain a fidelity bond in the form and amount that are customary for securitizations similar to the securitization evidenced by this Agreement, with the Trustee named as loss payee. The Custodian shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Custodian. In addition, the Custodian shall keep in force during the term of this Agreement a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers and employees in connection with its obligations hereunder in the form and amount that are customary for securitizations similar to the securitization evidenced by this Agreement, with the Trustee named as loss payee. All fidelity bonds and policies of errors and omissions insurance obtained under this Section 5.08 shall be issued by a Qualified Insurer, or by any other insurer, that, as confirmed by each Rating Agency in writing to the Trustee, would not in and of itself result in the downgrade, withdrawal or qualification of any of the ratings assigned to any Class of Certificates. No appointment of another person as Custodian shall relieve the Trustee of any obligation as Custodian hereunder.

                                   ARTICLE VI

           THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICER

     SECTION 6.01. Liability of the Depositor, the Master Servicer and the Special Servicer.

     The Depositor, the Master Servicer and the Special Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement. Each of the Master Servicer and the Special Servicer shall indemnify the Depositor, and any employee, director or officer of the Depositor, and the Trust Fund and hold the Depositor and any employee, director or officer of the Depositor, and the Trust Fund harmless against any loss, liability or expense incurred by such parties (i) in connection with any willful misconduct, bad faith, fraud or negligence in the performance of duties of the Master Servicer or the Special Servicer, as the case may be, or by reason of negligent disregard of the Master Servicer's or Special Servicer's, as the case may be, obligations or duties hereunder, or (ii) as a result of the breach by the Master Servicer or the Special Servicer, as the case may be, of any of its representations or warranties contained herein.

     SECTION 6.02. Merger or Consolidation of the Master Servicer and the Special Servicer.

     Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and good standing as a corporation under the laws of the State of Delaware and will not jeopardize its ability to do business in each jurisdiction in which the Mortgaged Properties are located or to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     The Master Servicer and the Special Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which it shall be a party, or any Person succeeding to its business, shall be the successor of the Master Servicer or the Special Servicer, as the case may be, hereunder, and shall be deemed to have assumed all of the liabilities of the Master Servicer or the Special Servicer, as the case may be, hereunder, if each of the Rating Agencies has confirmed in writing that such merger or consolidation or transfer of assets and succession, in and of itself, will not cause a downgrade, qualification or withdrawal of the then current ratings assigned by such Rating Agency to any Class of Certificates.

     SECTION 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others.

     Subject to Section 6.01, neither the Depositor, the Master Servicer, the Special Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer or the Special Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment (or with respect to those actions that are subject to the Special Servicer's consent, due to the denial of such consent); provided, however, that this provision shall not protect the Depositor or the Master Servicer or the Special Servicer or any such Person against liability which would be imposed by reason of (i) any breach of warranty or representation, or any expense or liability specifically required to be borne thereby pursuant to the terms of this Agreement, with respect to such respective party or (ii) any willful misconduct, bad faith, fraud or negligence in the performance or disregard of duties hereunder with respect to such respective party. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer or the Special Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with, or relating to, this Agreement or the Certificates, other than any loss, liability or expense (including legal fees and expenses)
(i) incurred by reason of willful misconduct, bad faith, fraud or negligence in the performance or disregard of duties hereunder, in each case by the Person being indemnified; or (ii) with respect to any such party, resulting from the breach by such party of any of its representations or warranties contained herein. Neither the Depositor nor the Master Servicer nor the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion it will be repaid for any expense or liability or receive adequate indemnity against such risk or liability; provided, however, that the Depositor or the Master Servicer or the Special Servicer may in its discretion undertake any such action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Collection Account as provided in
Section 3.06 of this Agreement.

     SECTION 6.04. Limitation on Resignation of the Master Servicer or Special Servicer.

     (a) In addition to the matters provided in Sections 3.01(c) and 6.02, each of the Master Servicer and the Special Servicer may assign its respective rights and delegate its respective duties and obligations under this Agreement, provided that: (i) the purchaser or transferee accepting such assignment and delegation (A) shall be satisfactory to the Trustee and to the Depositor, (B) shall be an established mortgage finance institution, bank or mortgage servicing institution, organized and doing business under the laws of any state of the United States or the District of Columbia, authorized under such laws to perform the duties of a servicer of mortgage loans or a Person resulting from a merger, consolidation or succession that is permitted under Section 6.02, and (C) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer or the Special Servicer, as the case may be, under this Agreement from and after the date of such agreement; (ii) as confirmed by a letter from each Rating Agency delivered to the Trustee, each Rating Agency's rating or ratings of the Regular Certificates in effect immediately prior to such assignment, sale, transfer or delegation will not be qualified, downgraded or withdrawn as a result of such assignment, sale, transfer or delegation; (iii) the Master Servicer or the Special Servicer shall not be released from its obligations under this Agreement that arose prior to the effective date of such assignment and delegation under this Section 6.04; and (iv) the rate at which the Servicing Fee or Special Servicing Compensation, as applicable (or any component thereof) is calculated shall not exceed the rate then in effect. Upon acceptance of such assignment and delegation, the purchaser or transferee shall be the successor Master Servicer or Special Servicer, as applicable, hereunder.

     (b) Except as provided in this Section 6.04, the Master Servicer and the Special Servicer shall not resign from their respective obligations and duties hereby imposed on them except upon determination that such duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel (obtained at the resigning Master
Servicer's or Special Servicer's expense) to such effect delivered to the Trustee.

     No resignation or removal of the Master Servicer or the Special Servicer as contemplated herein shall become effective until the Trustee or a successor Master Servicer or Special Servicer shall have assumed the Master Servicer's or the Special Servicer's responsibilities, duties, liabilities and obligations hereunder. If no successor Master Servicer or Special Servicer can be obtained to perform such obligations for the same compensation to which the terminated Master Servicer or Special Servicer would have been entitled, additional amounts payable to such successor Master Servicer or Special Servicer shall be treated as Realized Losses.

     Notwithstanding the foregoing, if the Master Servicer acquires any Affiliate Loan, the Master Servicer shall promptly resign as Master Servicer hereunder in accordance with this Section 6.04, and if the Master Servicer fails to promptly resign, the Trustee shall terminate the Master Servicer with respect to such Mortgage Loan, in accordance with the provisions set forth in Section
7.01 and Section 7.02. Notwithstanding the foregoing, if the Special Servicer acquires any Affiliate Loan, the Special Servicer shall promptly resign as Special Servicer hereunder with respect to such Mortgage Loan in accordance with
Section 6.04 hereof, and if the Special Servicer fails to promptly resign, the Trustee shall terminate the Special Servicer with respect to such Mortgage Loan, in accordance with the provisions set forth in Section 7.01 and Section 7.02.

     SECTION 6.05. Rights of the Depositor and the Trustee in Respect of the Master Servicer and Special Servicer.

     The Master Servicer and the Special Servicer shall afford the Depositor, the Trustee and the Rating Agencies, upon reasonable notice, during normal business hours access to all records maintained by it in respect of its rights and obligations hereunder and access to its officers responsible for such obligations. Upon request, the Master Servicer and the Special Servicer shall furnish to the Depositor and the Trustee its most recent annual financial statements and such other information in its possession regarding its business, affairs, property and condition, financial or otherwise as the party requesting such information, in its reasonable judgment, determines to be relevant to the performance of the obligations hereunder of the Master Servicer and the Special Servicer; provided that such requesting party may not disclose the contents of such financial statements to non-affiliated third parties (other than accountants, attorneys, financial advisors or other third parties retained by such requesting party) unless otherwise required by applicable law. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer or the Special Servicer hereunder which are in default and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of such Person hereunder or exercise its rights hereunder, provided that the Master Servicer and the Special Servicer shall not be relieved of any of their obligations hereunder by virtue of such performance by the Depositor or its designee. In the event the Depositor or its designee undertakes any such action it will be reimbursed by the Trust Fund from the Collection Account as provided in Section 3.06 and Section 6.03 hereof to the extent not recoverable from the Master Servicer or Special Servicer, as applicable. Neither the Depositor nor the Trustee and neither the Master Servicer, with respect to the Special Servicer, nor the Special Servicer, with respect to the Master Servicer, shall have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and neither such Person is obligated to monitor or supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.

     Neither the Master Servicer nor the Special Servicer shall be under any obligation to disclose confidential or proprietary information pursuant to this Section.

     SECTION  6.06.  Master  Servicer  or  Special   Servicer  as  Owner  of  a
                     Certificate.

     The Master Servicer or an Affiliate of the Master Servicer or the Special Servicer or an Affiliate of the Special Servicer may become the Holder (or with respect to a Global Certificate, Beneficial Owner) of any Certificate with the same rights it would have if it were not the Master Servicer or the Special Servicer or an Affiliate thereof, except as otherwise expressly provided herein. If, at any time during which the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer is the Holder or Beneficial Owner of any Certificate, the Master Servicer or the Special Servicer proposes to take action (including for this purpose, omitting to take action) that (i) is not expressly prohibited by the terms hereof and would not, in the Master Servicer's or the Special Servicer's good faith judgment, violate the Servicing Standard, and (ii) if taken, might nonetheless, in the Master Servicer's or the Special Servicer's good faith judgment, be considered by other Persons to violate the Servicing Standard, the Master Servicer or the Special Servicer may seek the approval of the Certificateholders to such action by delivering to the Trustee a written notice that (i) states that it is delivered pursuant to this Section 6.06, (ii) identifies the Percentage Interest in each Class of Certificates beneficially owned by the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer, and
(iii) describes in reasonable detail the action that the Master Servicer or the Special Servicer proposes to take. The Trustee, upon receipt of such notice, shall forward it to the Certificateholders (other than the Master Servicer and its Affiliates or the Special Servicer and its Affiliates, as appropriate) together with such instructions for response as the Trustee shall reasonably determine. If at any time Certificateholders holding greater than 50% of the Voting Rights of all Certificateholders (calculated without regard to the Certificates beneficially owned by the Master Servicer or its Affiliates or the Special Servicer or its Affiliates) shall have consented in writing to the proposal described in the written notice, and if the Master Servicer or the Special Servicer shall act as proposed in the written notice, such action shall be deemed to comply with the Servicing Standard. The Trustee shall be entitled to reimbursement from the Master Servicer or the Special Servicer, as applicable, of the reasonable expenses of the Trustee incurred pursuant to this paragraph. It is not the intent of the foregoing provision that the Master Servicer or the Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, except in the case of unusual circumstances.

                                   ARTICLE VII

                                     DEFAULT

     SECTION 7.01.   Events of Default.

     (a) "Master Servicer Event of Default", wherever used herein, means any one of the following events:

          (i) any failure by the Master Servicer to remit to the Collection Account or any failure by the Master Servicer to remit to the Trustee for deposit into the Lower-Tier Distribution Account, Deferred Interest Distribution Account or the Class Q Distribution Account, any amount required to be so remitted by the Master Servicer (including a P&I Advance) pursuant to, and at the time specified by the terms of this Agreement, which failure is not remedied by 11:00 a.m., New York City time, on the related Distribution Date (provided, however, that the Master Servicer will pay the Trustee interest on such late payment at the Advance Rate from and including the related Distribution Date until such late payment is received by the Trustee);

          (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements (including specifically the payment to the Trustee of the Trustee Fee pursuant to Section 8.05), or the material breach of its representations or warranties on the part of the Master Servicer contained in this Agreement, which continues unremedied for a period of 30 days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Percentage Interests of at least 25% of any Class affected thereby; provided that if such default is not capable of being cured within such 30 day period and the Master Servicer is diligently pursuing such cure (as evidenced by an Officer's Certificate of the Master Servicer setting forth the circumstances surrounding such delay and the steps then being taken by the Master Servicer to effect a cure), the Master Servicer shall be entitled to an additional 30 day period; provided further that the failure of the Master Servicer to perform any covenant or agreement contained herein (other than as provided in clause (i) above) as a result of an inconsistency between this Agreement and any Loan Document shall not be a Master Servicer Event of Default hereunder;

          (iii)confirmation in writing by any Rating Agency that not terminating the Master Servicer would, in and of itself, cause the then-current rating assigned to any Class of Certificates to be qualified, withdrawn, or downgraded;

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

          (v) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property;

          (vi) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vii)the Master Servicer shall fail to make any Property Advance required to be made by the Master Servicer hereunder (whether or not the Trustee makes such Property Advance), which failure continues unremedied for a period of fifteen (15) days after the date on which such Advance was first due (or for any shorter period as may be required, if applicable, to avoid any lapse in insurance coverage required under any Mortgage or this Agreement with respect to any Mortgaged Property or to avoid any foreclosure or similar action with respect to any Mortgaged
               Property by reason of a failure to pay real estate taxes and assessments); provided, however, that in the event the Trustee makes a required Property Advance pursuant to Section 3.22(b) due to the Master Servicer's failure to make a required Property Advance, such Event of Default shall occur immediately upon the making of such Property Advance by the Trustee; or

          (viii) the Master  Servicer  shall  breach the  covenant  set forth in
               Section 2.04(d);

then, and in each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of at least 25% of the aggregate Voting Rights of all Certificates shall, terminate the Master Servicer.

     In the event that the Master Servicer is also the Special Servicer and the Master Servicer is terminated as provided in this Section 7.01, the Master Servicer shall also be terminated as Special Servicer.

     (b) "Special Servicer Event of Default", wherever used herein, means any one of the following events:

          (i) any failure by the Special Servicer to remit to the Collection Account any amount required to be so deposited by the Special Servicer pursuant to, and at the time specified, and in accordance with the terms of this Agreement;

          (ii) any failure on the part of the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements, or the material breach of any representations or warranties on the part of the Special Servicer contained in this Agreement, which continues unremedied for a period of 30 days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Special Servicer by the Master Servicer, the Depositor, the Trustee or by the Holders of Certificates evidencing Percentage Interests of at least 25% of any Class affected thereby; provided that if such default is not capable of being cured within such 30 day period and the Special Servicer is diligently pursuing such cure (as evidenced by an Officer's Certificate of the Special Servicer setting forth the circumstances surrounding such delay and the steps then being taken by the Special Servicer to effect a cure), the Special Servicer shall be entitled to an additional 30 day period; provided further that the failure of the Special Servicer to perform any covenant or agreement contained herein (other than as provided in clause (i) above) as a result of an inconsistency between this Agreement and any Loan Document shall not be a Special Servicer Event of Default hereunder;

          (iii)confirmation in writing by any Rating Agency that failure to remove the Special Servicer would, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any Class of Certificates;

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

          (v)  the  Special  Servicer  shall  consent  to the  appointment  of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Special Servicer, or of or relating to all or substantially all of its property; or

          (vi) the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vii)the  Special  Servicer  shall  breach the  covenant  set forth in
               Section 2.04(e);

then, and in each and every such case, so long as a Special Servicer Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of at least 25% of the aggregate Voting Rights of all Certificates shall, terminate the Special Servicer.

     (c) In the event that the Master Servicer or the Special Servicer is terminated pursuant to this Section 7.01, the Trustee shall, by notice in writing to the Master Servicer or the Special Servicer, as the case may be (the "Terminated Party"), terminate all of its rights and obligations (but not the liabilities for actions and omissions occurring prior hereto) of the Terminated Party under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than any rights the Terminated Party may have hereunder as a Certificateholder and any rights or obligations that accrued prior to the date of such termination (including the right to receive all amounts accrued or owing to it under this Agreement, plus interest at the Advance Rate on such amounts until received to the extent such amounts bear interest as provided in this Agreement, with respect to periods prior to the date of such termination and the right to the benefits of Section 6.03 notwithstanding any such termination). On or after the receipt by the Terminated Party of such written notice, all of its authority and power under this Agreement, whether with respect to the
Certificates (except that the Terminated Party shall retain its rights as a Certificateholder in the event and to the extent that it is a Certificateholder) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Terminated Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer and the Special Servicer each agrees that, in the event it is terminated pursuant to this Section 7.01, it shall promptly (and in any event no later than ten Business Days subsequent to such notice) provide, at its own expense, the Trustee or a successor Master Servicer or successor Special Servicer, as applicable, with all documents and records requested by the Trustee or such successor Master Servicer or successor Special Servicer, as applicable, to enable the Trustee or such successor Master Servicer or successor Special Servicer, as applicable, to assume its functions hereunder, and to cooperate with the Trustee and the successor to its responsibilities hereunder in effecting the termination of its responsibilities and rights hereunder, including, without limitation, the transfer to the successor Master Servicer or successor Special Servicer or the Trustee, as applicable, for administration by it of all cash amounts which shall at the time be or should have been credited by the Master Servicer or the Special Servicer to the Collection Account, any REO Account or Lock-Box Account or shall thereafter be received with respect to the Mortgage Loans, and shall promptly provide the Trustee or such successor Master Servicer or Special Servicer (which may include the Trustee), as applicable, all documents and records reasonably requested by it, such documents and records to be provided in such form as the Trustee or such successor Master Servicer or Special Servicer shall reasonably request (including electromagnetic form), to enable it to assume the Master Servicer's or Special Servicer's function hereunder. All reasonable costs and expenses of the Trustee or the successor Master Servicer or successor Special Servicer incurred in connection with transferring the Mortgage Files to the successor Master Servicer or Special Servicer and amending this Agreement to reflect such succession as successor Master Servicer or successor Special Servicer pursuant to this Section 7.01 shall be paid by the predecessor Master Servicer or the Special Servicer, as applicable, upon presentation of reasonable documentation of such costs and expenses. If the predecessor Master Servicer or Special Servicer (as the case may be) has not reimbursed the Trustee or the successor Master Servicer or Special Servicer for such expenses within 90 days after the presentation of reasonable documentation, such expense shall be reimbursed by the Trust Fund; provided that the Terminated Party shall not thereby be relieved of its liability for such expenses.

     SECTION 7.02.   Trustee to Act; Appointment of Successor.

     On and after the time the Master Servicer or the Special Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall be its successor in all respects in its capacity as Master Servicer or Special Servicer under this Agreement and the transactions set forth or provided for herein and, except as provided herein, shall be subject to all the responsibilities, duties, limitations on liability and liabilities relating thereto and arising thereafter placed on the Master Servicer or Special Servicer by the terms and provisions hereof; provided, however, that (i) the Trustee shall have no responsibilities, duties, liabilities or obligations with respect to any act or omission of the Master Servicer or Special Servicer and (ii) any failure to perform, or delay in performing, such duties or responsibilities caused by the Terminated Party's failure to provide, or delay in providing, records, tapes, disks, information or monies shall not be considered a default by such successor hereunder. The Trustee, as successor Master Servicer or successor Special Servicer, shall have the same right to indemnification as the Master Servicer or Special Servicer, as applicable, had under this Agreement prior to the Master Servicer's or the Special Servicer's termination. The appointment of a successor Master Servicer or successor Special Servicer shall not affect any liability of the predecessor Master Servicer or Special Servicer which may have arisen prior to its termination as Master Servicer or Special Servicer. The Trustee shall not be liable for any of the representations and warranties of the Master Servicer or Special Servicer herein or in any related document or agreement, for any acts or omissions of the predecessor Master Servicer or predecessor Special Servicer or for any losses incurred in respect of any Permitted Investment by the Master Servicer pursuant to Section 3.07 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee as successor Master Servicer or successor Special Servicer shall be entitled to the Servicing Fee or Special Servicing Compensation, as applicable, and all funds relating to the Mortgage Loans that accrue after the date of the Trustee's succession to which the Master Servicer or Special Servicer would have been entitled if the Master Servicer or Special Servicer, as applicable, had continued to act hereunder. In the event any Advances made by the Master Servicer, the Special Servicer and the Trustee shall at any time be outstanding, or any amounts of interest thereon shall be accrued and unpaid, all amounts available to repay Advances and interest hereunder shall be applied entirely to the Advances made by the Trustee (and the accrued and unpaid interest thereon), until such Advances and interest shall have been repaid in full. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, or if the Holders of Certificates entitled to at least 25% of the aggregate Voting Rights so request in writing to the Trustee, or if the Trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories or if the Rating Agencies do not provide written confirmation that the succession of the Trustee, as Master Servicer or Special Servicer, as applicable, will not cause a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates, promptly appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which will not result in a downgrade, qualification or withdrawal of the then current rating or ratings assigned to any Class of Certificates as evidenced in writing by each Rating Agency, as the successor to the Master Servicer or Special Servicer, as
applicable,   hereunder   in  the   assumption   of  all  or  any  part  of  the
responsibilities, duties or liabilities of the Master Servicer or Special Servicer hereunder. No appointment of a successor to the Master Servicer or Special Servicer hereunder shall be effective until the assumption by such successor of all the Master Servicer's or Special Servicer's responsibilities, duties and liabilities hereunder. Pending appointment of a successor to the Master Servicer (or the Special Servicer if the Special Servicer is also the Master Servicer) hereunder, unless the Trustee shall be prohibited by law from so acting, the Trustee shall act in such capacity as herein above provided. Pending the appointment of a successor to the Special Servicer, the Trustee shall act in such capacity as provided in this Section 7.02. In connection with such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Terminated Party hereunder, provided, further, that if no successor to the Terminated Party can be obtained to perform the obligations of such Terminated Party hereunder, additional amounts shall be paid to such successor and such amounts in excess of that permitted the Terminated Party shall be treated as Realized Losses. The Depositor, the Trustee, the Master Servicer or Special Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     SECTION 7.03.   Notification to Certificateholders.

     (a) Upon any termination pursuant to Section 7.01 above or appointment of a successor to the Master Servicer or the Special Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

     (b) Within 30 days after the occurrence of any Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall transmit by mail to all Holders of Certificates and to each Rating Agency notice of such Event of Default, unless such Event of Default shall have been cured or waived.

     SECTION 7.04.   Other Remedies of Trustee.

     During the continuance of any Master Servicer Event of Default or a Special Servicer Event of Default when the Master Servicer is also serving as Special Servicer, so long as such Master Servicer Event of Default or Special Servicer Event of Default, if applicable, shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). In such event, the legal fees, expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Trustee shall be entitled to be reimbursed therefor from the Collection Account as provided in Section 3.06. Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Master Servicer Event of Default or Special Servicer Event of Default, if applicable.

     SECTION 7.05.   Waiver of Past Events of Default; Termination.

     The Holders of Certificates (other than the Master Servicer or the Special Servicer, as applicable) evidencing not less than 66-2/3% of the aggregate Voting Rights of the Certificates (exclusive of such Certificates held by the Master Servicer or the Special Servicer) may, on behalf of all Holders of Certificates, waive any default by the Master Servicer or Special Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits (including P&I Advances) to or payments from the Collection Account or the Lower-Tier Distribution Account or in remitting payments as received, in each case in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Any reasonable costs and expenses incurred by the Trustee in connection with such default and prior to such waiver shall be reimbursed by the Master Servicer or the Special Servicer, as applicable, promptly upon demand therefor and if not reimbursed to the Trustee within 90 days of such demand, from the Trust Fund; provided, that the Trust Fund shall be reimbursed by the Master Servicer or the Special Servicer, as applicable, to the extent such amounts are reimbursed to the Trustee from the Trust Fund.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

     SECTION 8.01.   Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no permissive right of the Trustee shall be construed as a duty. During the continuance of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee, subject to the provisions of Sections 7.02 and 7.04, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement to the extent specifically set forth herein; provided, however, that, the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument provided to it hereunder. If any such instrument is found not to conform on its face to the requirements of this Agreement in a material manner, the Trustee shall request a corrected instrument, and if the instrument is not corrected to the Trustee's reasonable satisfaction, the Trustee will provide notice thereof to the Certificateholders.

     (c) Neither the Trustee nor any of its officers, directors, employees, agents or "control" persons within the meaning of the Act shall have any liability arising out of or in connection with this Agreement, provided, that, subject to Section 8.02, no provision of this Agreement shall be construed to relieve the Trustee, or any such person, from liability for its own negligent action, its own negligent failure to act or its own willful misconduct or its own bad faith; and provided, further, that:

          (i) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolutions, certificates, statements, reports, opinions, documents, orders or other instruments furnished to the Trustee that conform on their face to the requirements of this Agreement without responsibility for investigating the contents thereof;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii)The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to greater than 50% of the Percentage Interests (or such other percentage as is specified herein) of each affected Class, or of the aggregate Voting Rights of the Certificates, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) Neither  the  Trustee  nor  any  of  its  respective   directors,
               officers, employees, agents or control persons shall be responsible for any act or omission of any Custodian, Paying Agent or Certificate Registrar that is not an Affiliate of the Trustee and that is selected other than by the Trustee, performed or omitted in compliance with any custodial or other agreement, or any act or omission of the Master Servicer, Special Servicer, the Depositor or any other third Person, including, without limitation, in connection with actions taken pursuant to this Agreement;

          (v) The Trustee shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties as Trustee in accordance with this Agreement (and, if it does, all legal expenses and costs of such action shall be expenses and costs of the Trust Fund), and the Trustee shall be entitled to be reimbursed therefor from the Collection Account, unless such legal action arises out of the negligence or bad faith of the Trustee or any breach of an obligation, representation, warranty or covenant of the Trustee contained herein; and

          (vi) The Trustee shall not be charged with knowledge of any act, failure to act or breach of any Person upon the occurrence of which the Trustee may be required to act, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure. The Trustee shall be deemed to have actual knowledge of the Master Servicer's or the Special Servicer's failure to provide scheduled reports, certificates and statements when and as required to be delivered to the Trustee pursuant to this Agreement.

     None of the provisions contained in this Agreement shall require the Trustee, in its capacity as Trustee, to expend or risk its own funds, or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if in the opinion of the Trustee the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Special Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer or the Special Servicer in accordance with the terms of this Agreement. The Trustee shall not be required to post any surety or bond of any kind in connection with its performance of its obligations under this Agreement and the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than any funds invested with it in its commercial capacity). The provisions of this Article VIII relating to the Trustee shall apply to the Trustee in any capacity under which it is acting pursuant to this Agreement; provided, however, that if Trustee has assumed the duties of Master Servicer or Special Servicer pursuant to the terms of this Agreement, the Trustee shall be subject to the terms of this Agreement applicable to the Master Servicer or Special Servicer, as applicable.

     SECTION 8.02.   Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 8.01:

          (i) The Trustee may request and/or rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii)(A) The Trustee shall be under no obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; (B) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act; and (C) provided, that subject to the foregoing clause (A), nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived) of which a Responsible Officer of the Trustee has actual knowledge, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) Neither the Trustee nor any of its directors, officers, employees, Affiliates, agents or "control" persons within the meaning of the Act shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by the Trustee to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% (or such other percentage as is specified herein) of the Percentage Interests of any affected Class; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such investigation shall be paid by the Master Servicer or the Special Servicer, as applicable, if an Event of Default shall have occurred and be continuing relating to the Master Servicer, or the Special Servicer, respectively, and otherwise by the Certificateholders requesting the investigation; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys but shall not be relieved of its obligations hereunder.

     (b) Following the Start-up Day, the Trustee shall not, except as expressly required by any provision of this Agreement, accept any contribution of assets to the Trust Fund unless the Trustee shall have received an Opinion of Counsel (the costs of obtaining such opinion to be borne by the Person requesting such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject either the Upper-Tier REMIC or the Lower-Tier REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (c) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

     The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Depositor pursuant to this Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

     SECTION 8.03.   Trustee Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates shall not be taken as the statements of the Trustee, the Master Servicer, or the Special Servicer, and the Trustee, the Master Servicer and Special Servicer assume no responsibility for their correctness. The Trustee, the Master Servicer and Special Servicer make no representations or warranties as to the validity or sufficiency of this Agreement, of the Certificates or any prospectus used to offer the Certificates for sale or the validity, enforceability or sufficiency of any Mortgage Loan or related document. The Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage, any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement. Without limiting the foregoing, the Trustee shall not be liable or responsible for: the existence, condition and ownership of any Mortgaged Property; the existence of any hazard or other insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02) or the enforceability thereof; the existence of any Mortgage Loan or the contents of the related Mortgage File on any computer or other record thereof (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02); the validity of the assignment of any
Mortgage Loan to the Trust Fund or of any intervening assignment; the completeness of any Mortgage File (except for its review thereof pursuant to
Section 2.02); the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02); the compliance by the Depositor, the Master Servicer or the Special Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02), it being understood that the Trustee shall remain responsible for any Trust Fund property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Master Servicer or the Special Servicer (other than if the Trustee shall assume the duties of the Master Servicer or Special Servicer pursuant to Section 7.02) or any sub-Master Servicer or any Borrower; any action of the Master Servicer or Special Servicer (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to Section 7.02) or any sub-Master Servicer taken in the name of the Trustee, except to the extent such action is taken at the express written direction of the Trustee; the failure of the Master Servicer or the Special Servicer or any sub-Master Servicer to act or perform any duties required of it on behalf of the Trust Fund or the Trustee hereunder; or any action by or omission of the Trustee taken at the instruction of the Master Servicer or the Special Servicer (other than if the Trustee shall assume the duties of the Master Servicer or the Special Servicer pursuant to
Section 7.02) unless the taking of such action is not permitted by the express terms of this Agreement; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties as specifically set forth in this Agreement. The Trustee shall not be accountable for the use or application by the Depositor, the Master Servicer or the Special Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor, the Master Servicer or the Special Servicer in respect of the assignment of the Mortgage Loans or deposited in or withdrawn from the Collection Account, Lower-Tier Distribution Account, Upper-Tier Distribution Account, Class Q Distribution Account, Interest Reserve Account, Deferred Interest Distribution Account, Lock Box Account, Cash Collateral Account, Reserve Accounts or any other account maintained by or on behalf of the Master Servicer or the Special Servicer, other than any funds held by the Trustee. Except as provided in Section 2.01, the Trustee shall not have responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Master Servicer) or to record this Agreement. In making any calculation hereunder which includes as a component thereof the payment or distribution of interest for a stated period at a stated rate "to the extent permitted by applicable law," the Trustee shall assume that such payment is so permitted unless a Responsible Officer of the Trustee has actual knowledge, or receives an Opinion of Counsel (at the expense of the Person asserting the impermissibility) to the effect that such payment is not permitted by applicable law.

     The Trustee and the Certificate Registrar shall have no liability for transfers, including transfers made through the book-entry facilities of the Depository or between or among Depository Participants or beneficial owners of the Certificates, made in violation of applicable restrictions.

     SECTION 8.04.   Trustee May Own Certificates.

     The Trustee and any agent of the Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates, and may deal with the Depositor and the Master Servicer in banking transactions, with the same rights it would have if it were not Trustee or such agent.

     SECTION 8.05.   Payment of Trustee Fees and Expenses; Indemnification.

     (a) The  Trustee  or any  successor  Trustee  shall  be  entitled,  on each
Distribution Date, to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, which Trustee Fee shall be paid to the Trustee prior to the distribution on such Distribution Date of amounts to the
Certificateholders. In the event that the Trustee assumes the servicing responsibilities of the Master Servicer or the Special Servicer hereunder pursuant to or otherwise arising from the resignation or removal of the Master Servicer or the Special Servicer, the Trustee shall be entitled to the compensation to which the Master Servicer or the Special Servicer, as the case may be, would have been entitled.

     (b) The Trustee shall be paid or reimbursed by the Trust Fund upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee pursuant to and in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) to the extent such payments are "unanticipated expenses" as described in clause (d) below, except any such expense, disbursement or advance as may arise from its negligence or bad faith; provided, however, that, subject to the last paragraph of Section 8.01, the Trustee shall not refuse to perform any of its duties hereunder solely as a result of the failure to be paid the Trustee Fee and the Trustee's expenses.

     The Master Servicer and the Special Servicer covenant and agree to pay or reimburse the Trustee for the reasonable out-of-pocket expenses incurred or made by the Trustee in connection with any transfer of the servicing responsibilities of the Master Servicer or the Special Servicer, respectively, hereunder, pursuant to or otherwise arising from the resignation or removal of the Master Servicer or the Special Servicer, in accordance with any of the provisions of this Agreement (and including the reasonable fees and expenses and disbursements of its counsel and all other persons not regularly in its employ), except any such expense, disbursement or advance as may arise from the negligence or bad faith of the Trustee. The holders of a majority of the Percentage Interests of the Directing Class who are entitled to remove the Special Servicer and appoint a successor Special Servicer to Midland Loan Services, Inc. (the initial Special Servicer) will be required to pay or reimburse the Trustee and the initial Special Servicer for the reasonable out-of-pocket expenses incurred or made by the Trustee and the initial Special Servicer in connection with any transfer of the servicing responsibilities of the Special Servicer hereunder, pursuant to or otherwise arising from the removal of the Special Servicer without cause in accordance with Section 3.23 of this Agreement (and including the reasonable fees and expenses and disbursements of its counsel and all other persons not regularly in its employ), except, in the case of the Trustee any such expense, disbursement or advance as may arise from the negligence, willful misconduct or bad faith of the Trustee. If such amounts are not paid pursuant to the preceding sentence, prior to becoming Special Servicer, such successor Special Servicer will be required to pay such amounts.

     (c) Each of the Paying Agent, the Certificate Registrar, the Custodian, the Depositor, the Master Servicer and the Special Servicer (each, an "Indemnifying Party") shall indemnify the Trustee and its Affiliates and each of the directors, officers, employees and agents of the Trustee and its Affiliates (each, an "Indemnified Party"), and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Indemnified Party may sustain in connection with this Agreement (including, without limitation, reasonable fees and disbursements of counsel incurred by the Indemnified Party in any action or proceeding between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) related to each such Indemnifying Party's respective willful misconduct, bad faith, fraud and/or negligence in the performance of each of its respective duties hereunder or by reason of reckless disregard of its respective obligations and duties hereunder (including in the case of the Master Servicer, any agent of the Master Servicer or subservicer of the Master Servicer).

     (d) The Trust Fund shall indemnify each Indemnified Party from, and hold it harmless against, any and all losses, liabilities, damages, claims or unanticipated expenses (including, without limitation, reasonable fees and disbursements of counsel incurred by the Indemnified Party in any action or proceeding between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise) arising in respect of this Agreement or the Certificates, in each case to the extent and only to the extent, such payments are expressly reimbursable under this Agreement, or are unanticipated expenses (as defined below), other than (i) those resulting from the negligence, fraud, bad faith or willful misconduct of the Indemnified Party and (ii) those as to which such Indemnified Party is entitled to indemnification pursuant to Section 8.05(c). The term "unanticipated expenses" shall include, by way of example, any fees, expenses and disbursement of any separate trustee or co-trustee appointed hereunder, only to the extent such fees, expenses and disbursements were not reasonably anticipated as of the Closing Date, and the losses, liabilities, damages, claims or incremental expenses (including reasonable attorneys' fees) incurred or advanced by an Indemnified Party in connection with (i) a default under any Mortgage Loan and (ii) any litigation arising out of this Agreement, including, without limitation, under Section 2.03, Section 3.10, the third paragraph of Section 3.11, Section 4.05 and
Section 7.01. The right of reimbursement  of the Indemnified  Parties under this
Section 8.05(d) shall be senior to the rights of all Certificateholders.

     (e) Notwithstanding anything herein to the contrary, this Section 8.05 shall survive the termination or maturity of this Agreement or the resignation or removal of the Trustee as regards rights accrued prior to such resignation or removal and (with respect to any acts or omissions during their respective tenures) the resignation, removal or termination of the Master Servicer, the Special Servicer, the Paying Agent, the Certificate Registrar or the Custodian.

     (f) This Section 8.05 shall be expressly construed to include, but not be limited to, such indemnities, compensation, expenses, disbursements, advances, losses, liabilities, damages and the like, as may pertain or relate to any environmental law or environmental matter.

     SECTION 8.06.   Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this Agreement, having a combined capital and surplus of at least $50,000,000 and a rating on its unsecured long-term debt of at least "AA" by DCR and S&P and subject to supervision or examination by federal or state authority and shall not be an Affiliate of the Master Servicer (except during any period when the Trustee has assumed the duties of the Master Servicer pursuant to Section 7.02) or such other rating as the Rating Agencies confirm in writing would not result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates. If a corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In the event that the place of business from which the Trustee administers the Trust Fund is a state or local jurisdiction that imposes a tax on the Trust Fund or the net income of a REMIC (other than a tax corresponding to a tax imposed under the REMIC Provisions) the Trustee shall elect either to (i) resign immediately in the manner and with the effect specified in Section 8.07, (ii) pay such tax from its own funds and continue as Trustee or (iii) administer the Trust Fund from a state and local jurisdiction that does not impose such a tax. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     SECTION 8.07.   Resignation and Removal of the Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer and each Rating Agency. Upon such notice of resignation the Depositor shall promptly appoint a successor Trustee, the appointment of which would not, as evidenced in writing from each of the Rating Agencies, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or upon a confirmation in writing by any Rating Agency that not terminating the Trustee would, in and of itself, cause the then-current rating assigned to any Class of Certificates to be qualified, withdrawn or downgraded, then the Depositor may remove the Trustee and promptly appoint a successor Trustee by written instrument, which shall be delivered to the Trustee so removed and to the successor Trustee. The Holders of Certificates entitled to at least 50% of the Voting Rights of all of the Certificates may at any time remove the Trustee and appoint a successor Trustee by written instrument or instruments, in seven originals, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Master Servicer, one complete set to the Trustee so removed, one complete set to the successor Trustee so appointed; provided, however, that the fee paid to the successor Trustee shall in no event be greater than the Trustee Fee. All expenses incurred by the Trustee upon any removal without cause shall be paid by the party(ies) terminating the Trustee. Such termination shall not be effective until such expenses have been paid.

     In the event that the  Trustee is  terminated  or removed  pursuant to this
Section 8.07, all of its rights and obligations under this Agreement and in and to the Mortgage Loans shall be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal (including the right to receive all fees, expenses and other amounts accrued or owing to it under this Agreement, plus interest at the Advance Rate on all such amounts until received to the extent such amounts bear interest as provided in this Agreement, with respect to periods prior to the date of such termination or removal).

     Any resignation or removal of the Trustee and appointment of a successor Trustee shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

     SECTION 8.08.   Successor Trustee.

     (a) Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer and to the predecessor Trustee instruments accepting their appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein, provided that the appointment of such successor Trustee shall not, as evidenced in writing by each Rating Agency, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Certificates. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder, and the Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of
Section 8.06.

     Upon  acceptance of appointment by a successor  Trustee as provided in this
Section 8.08, the Depositor shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Depositor.

     (b) Any successor Trustee appointed pursuant to this Agreement shall satisfy the eligibility requirements set forth in Section 8.06 hereof.

     SECTION 8.09.   Merger or Consolidation of Trustee.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 8.10.   Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act (at the expense of the Trustee) as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not be in existence or shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. Except as required by applicable law, the appointment of a co-trustee or separate trustee shall not relieve the Trustee of its responsibilities, obligations and liabilities hereunder. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee solely at the direction of the Trustee.

     No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, or if the separate trustee or co-trustee is an employee of the Trustee, the Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Every such instrument shall be filed with the Trustee. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. In no event shall any such separate trustee or co-trustee be entitled to any provision relating to the conduct of, affecting the liability of, or affording protection to, such separate trustee or co-trustee that imposes a standard of conduct less stringent than that imposed on the Trustee hereunder, affording greater protection than that afforded to the Trustee hereunder or providing a greater limit on liability than that provided to the Trustee hereunder.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 8.11.   Representations and Warranties of the Trustee.

     (a) The Trustee hereby represents and warrants to the Depositor, the Master Servicer and the Special Servicer and for the benefit of the Certificateholders, as of the Closing Date, that:

          (i) The Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of The United States;

          (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter and by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

          (iii)The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and the rights of creditors of national banking associations specifically and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law (subject to the appointment in accordance with such applicable laws of any co-trustee or separate trustee required pursuant to this Agreement), any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee;

          (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee; and

          (vii)No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Trustee, or compliance by the Trustee with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for any consent, approval, authorization or order which has not been obtained or cannot be obtained prior to the actual performance by the Trustee of its obligations under this Agreement, and which, if not obtained would not have a materially adverse effect on the ability of the Trustee to perform its obligations hereunder; and

     (b) The Trustee covenants that by September 30, 1999, any custom-made software or hardware designed or purchased or licensed by the Trustee and used by the Trustee in the course of the operation or management of, or the compiling, reporting or generation of data required by this Agreement will not contain any material deficiency (x) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after September 30, 1999 or (y) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000.

                                   ARTICLE IX

                  TERMINATION; OPTIONAL MORTGAGE LOAN PURCHASE

     SECTION 9.01.   Termination; Optional Mortgage Loan Purchase.

     (a) The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to this Article IX on the Termination Date; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

     (b) The Upper-Tier REMIC and the Lower-Tier REMIC shall be terminated and the assets of the Trust Fund with respect to the Trust REMICs shall be sold or otherwise disposed of in connection therewith, only pursuant to a "plan of complete liquidation" within the meaning of Code Section 860F(a)(4)(A) providing for the actions contemplated by the provisions hereof pursuant to which the applicable Notice of Termination is given and requiring that the assets of each of the Upper-Tier REMIC and the Lower-Tier REMIC shall be sold for cash and that each such REMIC shall terminate on a Distribution Date occurring not more than 90 days following the date of adoption of the plan of complete liquidation. For purposes of this Section 9.01(b), the Notice of Termination given pursuant to
Section 9.01(c) shall constitute the adoption of the plan of complete liquidation as of the date such notice is given, which date shall be specified by the Master Servicer in the final federal income tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC. Notwithstanding the termination of the REMICs or the Trust Fund, the Trustee shall be responsible for filing the final Tax Returns for the REMICs and applicable income tax or information returns for the Grantor Trust for the period ending with such termination, and shall maintain books and records with respect to the REMICs and the Grantor Trust for the period for which it maintains its own tax returns or other reasonable period.

     (c) The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

          (i)  the sum of

               (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

               (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

               (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable), to the last day of the Interest Accrual Period preceding such Distribution Date;

               (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted hereby with interest on all unreimbursed Advances at the Advance Rate; and

          (ii) the aggregate fair market value of the Mortgaged Property, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to this Section 9.01(c) shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to this subsection (c).

     Any Mortgage Loan purchased under the circumstances described in this subsection (c) may only be purchased subject to a continuing right of (i) the Persons who are then the holders of the Class Q Certificates to receive from the purchaser(s), from time to time, payments corresponding to Default Interest with respect to such Mortgage Loan and (ii) the Persons who are then the holders of the Classes of Certificates entitled to receive the Deferred Interest with respect to such Mortgage Loan, as specified in Section 2.06(b), to receive from the purchaser(s), from time to time, payments corresponding to Deferred Interest with respect to such Mortgage Loan, to the extent such Deferred Interest and Default Interest have not been waived; provided that the Trustee shall have no responsibility with respect to any continuing rights and the related portions of the Grantor Trust shall be terminated upon such purchases.

     (d) If the Trust Fund has not been previously terminated pursuant to subsection (c) of this Section 9.01, the Trustee shall determine as soon as practicable the Distribution Date on which the Trustee reasonably anticipates, based on information with respect to the Mortgage Loans previously provided to it, that the final distribution will be made (i) to the Holders of outstanding Regular Certificates, and to the Trustee in respect of the Lower-Tier Regular Interests, notwithstanding that such distribution may be insufficient to distribute in full an amount equal to the remaining Certificate Principal Amount of each such Certificate or Lower-Tier Regular Interest, together with amounts required to be distributed on such Distribution Date pursuant to Section 4.01 or
(ii) if no such Regular Certificates are then outstanding, to the Holders of the Class LR Certificates of any amount remaining in the Collection Account or the Lower-Tier Distribution Account and to the Holders of the Class R Certificates of any amount remaining in the Upper-Tier Distribution Account, in either case, following the later to occur of (A) the receipt or collection of the last payment due on any Mortgage Loan included in the Trust Fund or (B) the liquidation or disposition pursuant to Section 3.18 of the last asset held by the Trust Fund and (iii) to the holders of the Class Q Certificates, of any amount remaining in the Class Q Distribution Account and to the holders of Certificates entitled to receive Deferred Interest, as provided in Section 2.06(b), of any amount remaining in the Deferred Interest Distribution Account.

     (e) Notice of any  termination  of the Trust Fund  pursuant to this Section
9.01 shall be mailed by the Trustee to affected Certificateholders with a copy to the Master Servicer and each Rating Agency at their addresses shown in the Certificate Registrar as soon as practicable after the Trustee shall have received, given or been deemed to have received a Notice of Termination but in any event not more than thirty days, and not less than ten days, prior to the Anticipated Termination Date. The notice mailed by the Trustee to affected Certificateholders shall:

          (i) specify the Anticipated Termination Date on which the final distribution is anticipated to be made to Holders of Certificates of the Classes specified therein;

          (ii) specify the amount of any such final distribution, if known; and

          (iii)state that the final distribution to Certificateholders will be made only upon presentation and surrender of Certificates at the office of the Paying Agent therein specified.

     If the Trust Fund is not terminated on any Anticipated Termination Date for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

     (f) Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     SECTION 10.01.  Counterparts.

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 10.02.  Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates representing Percentage Interests of at least 25% of each affected Class of Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Certificates of such Class. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 10.03.  Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 10.04.  Notices.

     All demands, notices and communications hereunder shall be in writing, shall be deemed to have been given upon receipt (except that notices to Holders of Class Q, Class R and Class LR Certificates or Holders of any Class of Certificates no longer held through a Depository and instead held in registered, definitive form shall be deemed to have been given upon being sent by first class mail, postage prepaid) as follows:

     If to the Trustee, to:

                    Norwest Bank Minnesota, National Association
                    Regarding Certificate Transfers
                    Norwest Center
                    Sixth and Marquette
                    Minneapolis, Minnesota 55479-0113
                    Attn:  Morgan Stanley Series 1998-XL2
                    Fax No.:  (612) 667-4927

                    For All Other Services
                    11000 Broken Land Parkway
                    Columbia, Maryland 21044-3562
                    Attn:  Morgan Stanley Series 1998-XL2
                    Fax No.:  (410) 884-2360

     If to the Depositor, to:

                    Morgan Stanley Capital I Inc.
                    1585 Broadway
                    New York, New York 10036
                    Attention:   Cecilia Tarrant
                    With a copy to:  Gregory Walker, Esq.
                    Fax No.:   (212) 761-0525

     If to the Master Servicer, to:

                    Midland Loan Services, Inc.
                    210 West 10th Street
                    Kansas City, Missouri  64105
                    Attn:   President


     With a copy to:

                    Morrison & Hecker L.L.P.
                    2600 Grand Avenue
                    Kansas City, Missouri  64108
                    Attention:   William A. Hirsch
                    Fax No.:   (816) 474-4208

     If to the Special Servicer, to:

                    Midland Loan Services, Inc.
                    210 West 10th Street
                    Kansas City, Missouri  64105
                    Attn:   President

     With a copy to:

                    Morrison & Hecker L.L.P.
                    2600 Grand Avenue
                    Kansas City, Missouri  64108
                    Attention:   William A. Hirsch
                    Fax No.:   (816) 474-4208

     If to the Underwriter, to:

                    Morgan Stanley & Co. Incorporated
                    1585 Broadway
                    New York, New York  10036
                    Attention:   Cecilia Tarrant
                    With a copy to:  Gregory Walker, Esq.

     If to any Certificateholder, to:

                    the address set forth in the
                    Certificate Register,

or, in the case of the parties to this Agreement, to such other address as such party shall specify by written notice to the other parties hereto.

     SECTION 10.05.  Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then, to the extent permitted by applicable law, such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 10.06.  Notice to the Depositor and Each Rating Agency.

     (a) The Trustee shall use its best efforts to promptly provide notice to the Depositor and each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

          (i)  any material change or amendment to this Agreement;

          (ii) the occurrence of any Event of Default that has not been cured;

          (iii)the merger, consolidation, resignation or termination of the Master Servicer, Special Servicer or the Trustee;

          (iv) the repurchase of Mortgage Loans pursuant to Section 2.03(c);

          (v)  the final payment to any Class of Certificateholders;

          (vi) any change in the location of the Collection Account, the Lower-Tier Distribution Account or the Upper-Tier Distribution Account;

          (vii)any event that would result in the voluntary or involuntary termination of any insurance of the accounts of the Master Servicer;

          (viii) any change in the lien priority of a Mortgage Loan;

          (ix) any new lease of an anchor or a termination of an anchor lease at a retail Mortgaged Property; and

          (x)  any material damage to a Mortgaged Property.

     (b) The Master Servicer (or the Trustee with respect to item (iv) below or the Special Servicer with respect to reports it has generated pursuant to
Section 3.24) shall promptly furnish to each Rating Agency and, upon request, to each Certificateholder (at the expense of such Certificateholder and subject to any requirement governing disclosure of information under Section 3.20), to the extent not otherwise provided under this Agreement, copies of the following:

          (i)  each of its  annual  statements  as to  compliance  described  in
               Section 3.14;

          (ii) each of its annual independent public accountants' servicing reports described in Section 3.15;

          (iii)a copy of each operating and other financial statement, rent rolls, occupancy reports, and sales reports to the extent such information is required to be delivered under a Mortgage Loan, in each case to the extent collected pursuant to Section 3.03 and to the extent consistent with applicable law and the related Loan Documents;

          (iv) each report to  Certificateholders  described in Section 4.02 and
               Section 3.20 and any Special  Event Report  prepared  pursuant to
               Section 3.20(b);

          (v) each inspection report prepared in connection with any inspection conducted pursuant to Section 3.19(a); and

          (vi) a copy of each report (other than the preliminary report referred to in Section 3.13(a)) produced pursuant to Sections 3.13 and 3.24.

     (c) The Master Servicer, Special Servicer and Trustee, as applicable, shall furnish each Rating Agency with such information with respect to the Trust Fund, any Mortgaged Property, a Borrower and a non-performing or Specially Serviced Mortgage Loan as such Rating Agency shall reasonably request and which the Master Servicer, Special Servicer and Trustee, as applicable, can reasonably obtain. The Rating Agencies shall not be charged any fee or expense in connection therewith.

     (d) Notices to each Rating Agency shall be addressed as follows:

                    Duff & Phelps Credit Rating Co.
                    55 East Monroe Street
                    Chicago, Illinois  60603
                    Attention:  CMBS Monitoring
                    Fax:  (312) 265-2852

                    Standard & Poor's Ratings Service
                    26 Broadway
                    New York, New York  10004
                    Attention:   Commercial Mortgage Surveillance

or in each case to such other address as any Rating Agency shall specify by written notice to the parties hereto.

     SECTION 10.07.  Amendment.

     This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity,
(ii) to correct or supplement any provisions herein or therein that may be defective or inconsistent with any other provisions herein or therein, (iii) to amend any provision hereof or thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes, (iv) to amend or supplement any provisions herein or therein that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then current ratings assigned to the Certificates, (v) to amend or supplement any provisions therein to the extent necessary or desirable to maintain the ratings assigned to each of the Classes of Certificates by each Rating Agency or (vi) to make any other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates representing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

          (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

          (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under this Agreement, without the consent of the Holders of all Certificates representing all of the Percentage Interest of the Class or Classes affected hereby;

          (iii)alter the  Servicing  Standard or the  obligations  of the Master
               Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

          (iv) amend any section hereof which relates to the amendment of this Agreement without the consent of all the holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     In the event that neither the Depositor nor any successor thereto, if any, is in existence, any amendment under this Section 10.07 shall be effective with the consent of the Trustee and the Master Servicer, in writing, and to the extent required by this Section, the Certificateholders. Promptly after the execution of any amendment, the Master Servicer shall forward to the Trustee and the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency. It shall not be necessary for the consent of Certificateholders under this Section 10.07 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The method of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe; provided, however, that such method shall always be by affirmation and in writing.

     Notwithstanding any contrary provision of this Agreement, no amendment shall be made to this Agreement or any Custodial Agreement unless, if requested by the Master Servicer and/or the Trustee, the Master Servicer and the Trustee shall have received an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee for any purpose described in clause (i) or (ii) of the first sentence of this Section, then at the expense of the Trust Fund), to the effect that such amendment will not cause any of the Upper-Tier REMIC or Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, will not cause a tax to be imposed on the Trust Fund under the REMIC Provisions (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property) and will not cause the Grantor Trust to fail to qualify as a grantor trust. Prior to the execution of any amendment to this Agreement or any Custodial Agreement, the Trustee, the Special Servicer and the Master Servicer may request and shall be entitled to rely conclusively upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is required by any Rating Agency to maintain the rating issued by it or requested by the Trustee for any purpose described in clause (i), (ii), (iii) or (v) (which do not modify or otherwise relate solely to the obligations, duties or rights of the Trustee) of the first sentence of this Section, then at the expense of the Trust Fund) stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     SECTION 10.08.  Confirmation of Intent.

     It is the express intent of the parties hereto that the conveyance of the Trust Fund (including the Mortgage Loans) by the Depositor to the Trustee on behalf of Certificateholders as contemplated by this Agreement and the sale by the Depositor of the Certificates be, and be treated for all purposes as, a sale by the Depositor of the undivided portion of the beneficial interest in the Trust Fund represented by the Certificates. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Trust Fund by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to continue to be property of the Depositor then (a) this Agreement shall also be deemed to be a security agreement under applicable law; (b) the transfer of the Trust Fund provided for herein shall be deemed to be a grant by the Depositor to the Trustee on behalf of Certificateholders of a first priority security interest in all of the Depositor's right, title and interest in and to the Trust Fund and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Collection Account, Lower-Tier Distribution Account, Upper-Tier Distribution Account, Class Q Distribution Account and Deferred Interest Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee (or the Custodian on its behalf) of Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Delaware and Maryland Uniform Commercial Code; and (d) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Trustee pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Depositor shall, and upon the request of the Master Servicer, the Trustee shall, to the extent consistent with this Agreement (and at the expense of the Trust Fund), take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. It is the intent of the parties that such a security interest would be effective whether any of the Certificates are sold, pledged or assigned.

     SECTION 10.09.  Third-Party Beneficiaries.

     No Person other than a party to this Agreement and any Certificateholder shall have any rights with respect to the enforcement of any of the rights or obligations hereunder.

     Without limiting the foregoing, the parties to this Agreement specifically state that no Borrower, Manager or other party to a Mortgage Loan is an intended third-party beneficiary of this Agreement.

     IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Special Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                        MORGAN STANLEY CAPITAL I INC.,
                                          as Depositor


                                        By: ______________________________
                                        Name: ____________________________
                                        Title: ___________________________


                                        MIDLAND LOAN SERVICES, INC.,
                                          as Master Servicer


                                        By: ______________________________
                                        Name: ____________________________
                                        Title: ___________________________


                                        MIDLAND LOAN SERVICES, INC.,
                                          as Special Servicer


                                        By: ______________________________
                                        Name: ____________________________
                                        Title: ___________________________


                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                          as Trustee, Custodian, Certificate
                                          Registrar


                                        By: ______________________________
                                        Name: ____________________________
                                        Title: ___________________________

STATE OF NEW YORK             )
                              )  ss:
COUNTY OF NEW YORK            )

     On this _____ day of _________, 1998, before me, the undersigned, a Notary Public in and for the State of New York, duly commissioned and sworn, personally appeared ________________________, to me known who, by me duly sworn, did depose and acknowledge before me and say that he resides at ________________________; that she is the Vice President of Morgan Stanley Capital I Inc., a Delaware corporation, the corporation described in and that executed the foregoing instrument; and that he signed his name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

     WITNESS my hand and seal hereto affixed the day and year first above written.



                                        __________________________________
                                        NOTARY PUBLIC in and for the
                                        State of New York.
                                        My Commission expires:

                                        (stamp)

                                        (seal)


This instrument prepared by:


______________________________

STATE OF _____________________)
                              )  ss:
COUNTY OF ____________________)

     On this ____ day of _______, 1998, before me, the undersigned, a Notary Public in and for the State of _________________, duly commissioned and sworn, personally appeared ___________________, to me known who, by me duly sworn, did depose and acknowledge before me and say that he/she is the
______________________ Vice President of Midland Loan Services, Inc., the corporation described in and that executed the foregoing instrument; and that he/she signed his/her name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

     WITNESS my hand and seal hereto affixed the day and year first above written.



                                        __________________________________
                                        NOTARY PUBLIC in and for the
                                        State of _____________.
                                        My Commission expires:

                                        (stamp)

                                        (seal)

This instrument prepared by:


______________________________

STATE OF _____________________)
                              )  ss:
COUNTY OF ____________________)

     On this ______ day of _______, 1998, before me, the undersigned, a Notary Public in and for the State of _____________, duly commissioned and sworn, personally appeared ___________________, to me known who, by me duly sworn, did depose and acknowledge before me and say that he/she resides at ______________________________; is the ______________ of Norwest Bank Minnesota,
National Association, described in and that executed the foregoing instrument; and that he/she signed his/her name thereto under authority of the board of directors of said corporation and on behalf of such corporation.

     WITNESS my hand and seal hereto affixed the day and year first above written.



                                        __________________________________
                                        NOTARY PUBLIC in and for the
                                        State of _____________.
                                        My Commission expires:

                                        (stamp)

                                        (seal)

This instrument prepared by:


______________________________

                                   EXHIBIT A-1


                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 1998-XL2, CLASS A-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1998-XL2, CLASS A-1

Pass-Through Rate: __________%

First Distribution Date:                                     Cut-Off Date:  October 1, 1998
November 4, 1998

Aggregate Initial                                            Scheduled Final
Certificate Principal Amount of the                          Distribution Date: October 3, 2034
Class A-1 Certificates:
$ ___________________

CUSIP:                                                       Initial Certificate Principal
                                                             Amount of this Certificate:
ISIN:                                                        $

Common Code:

No.:

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-1 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class Q, Class R, and Class LR Certificates (together with the Class A-1 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Pooling Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the third Business Day of each month, commencing in November 1998 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-1 Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Interest Reserve Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), (ix) The Collection
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account and any REO Account including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency;
(v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates; or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

          (i)  the sum of

               (A) 100% of the unpaid principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date;

               (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

               (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

               (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

          (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such
               Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class A-1 Certificate to be duly executed.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

                                   By:______________________________________
                                             Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This is one of the Class A-1 Certificates referred to in the Pooling Agreement.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

                                   By:_______________________________________
                                              Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto __________________________________________
______________________________________________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class A-1 Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class A-1 Certificate of the entire Percentage Interest represented by the within Class A-1 Certificates to the above-named Assignee(s) and to deliver such Class A-1 Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date: _________________           ______________________________________________
                                  Signature by or on behalf of
                                  Assignor(s)

                                  ----------------------------------------------
                                  Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The Assignee(s) should include the following for purposes of distribution:____________________________________ Address of the Assignee(s) for
the      purpose     of      receiving      notices      and      distributions:
_____________________________________________________________________________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to      __________________________      for     the     account     of
__________________________ account number ____________________________.

     This   information  is  provided  by   ______________________________   the
Assignee(s) named above, or  ____________________________________ as its (their)
agent.

                             By:  ______________________________________________


                                  ----------------------------------------------
                                  [Please print or type name(s)]

                                  ----------------------------------------------
                                  Title:

                                  ----------------------------------------------
                                  Taxpayer Identification Number

                                   EXHIBIT A-2


                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1998-XL2, CLASS A-2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                           SERIES 1998-XL2, CLASS A-2

Pass-Through Rate:           %

First Distribution Date:                                     Cut-Off Date:  October 1, 1998
November 4, 1998

Aggregate Initial                                            Scheduled Final
Certificate Principal Amount of the                          Distribution Date:  October 3, 2034
Class A-2 Certificates:

CUSIP:                                                       Initial Certificate Principal
                                                             Amount of this Certificate:
ISIN:                                                        $

Common Code:

No.:

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class A-2 Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class X, Class B, Class C, Class D, Class E, Class F, Class Q, Class R and Class LR Certificates (together with the Class A-2 Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the third Business Day of each month, commencing in November 1998 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class A-2 Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Interest Reserve Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers) (ix) the Collection
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account, and any REO Account including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency;
(v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

          (i)  the sum of

               (A) 100% of the unpaid principal balance of each Mortgage Loan, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

               (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

               (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

               (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

          (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such
               Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class A-2 Certificate to be duly executed.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

                                   By:_________________________________
                                             Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This is one of the Class A-2 Certificates referred to in the Pooling Agreement.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

                                   By:__________________________________
                                             Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class A-2 Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class A-2 Certificate of the entire Percentage Interest represented by the within Class A-2 Certificates to the above-named Assignee(s) and to deliver such Class A-2 Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date: _________________            _____________________________________________
                                   Signature by or on behalf of
                                   Assignor(s)

                                   ---------------------------------------------
                                   Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:____________________________________

     Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                  By:  _________________________________________

                                       -----------------------------------------
                                       [Please print or type name(s)]

                                       -----------------------------------------
                                       Title:

                                       -----------------------------------------
                                       Taxpayer Identification Number

                                   EXHIBIT A-3


                          MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS X

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THE HOLDERS OF THIS CLASS X CERTIFICATE WILL BE ENTITLED ONLY TO DISTRIBUTIONS OF INTEREST ON THE NOTIONAL AMOUNT OF THE CLASS X CERTIFICATES AND WILL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL. THE NOTIONAL AMOUNT OF THE CLASS X CERTIFICATES IS EQUAL TO THE AGGREGATE CERTIFICATE PRINCIPAL AMOUNTS OF THE CLASS A-1, CLASS A-2, CLASS B, CLASS C AND CLASS D CERTIFICATES AS SET FORTH IN THE POOLING AGREEMENT REFERRED TO BELOW. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT SET FORTH BELOW.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE IS ISSUED ON OCTOBER 15, 1998, AT AN ISSUE PRICE OF [ ]% OF THE INITIAL CLASS X NOTIONAL AMOUNT, INCLUDING ACCRUED INTEREST, AND A STATED REDEMPTION PRICE AT MATURITY EQUAL TO ALL INTEREST DISTRIBUTIONS HEREON, AND IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING (A) THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS REFLECTING THE PREPAYMENT ASSUMPTION OF SCENARIO 1 (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT DATED OCTOBER 15, 1998 WITH RESPECT TO THE OFFERING OF THE CLASS A-1, CLASS A-2, CLASS X, CLASS B, CLASS C, CLASS D AND CLASS E CERTIFICATES) USED TO PRICE THIS CERTIFICATE AND (B) THAT THE PASS-THROUGH RATE HEREON CHANGES IN ACCORDANCE WITH THE PREPAYMENT ASSUMPTION: (I) THE AMOUNT OF OID AS A PERCENTAGE OF THE INITIAL CLASS X NOTIONAL AMOUNT IS APPROXIMATELY [ ]%; (II) THE ANNUAL YIELD TO MATURITY OF THIS CERTIFICATE, COMPOUNDED MONTHLY, IS APPROXIMATELY [ ]%; AND (III) THE AMOUNT OF OID ALLOCABLE TO THE SHORT FIRST ACCRUAL PERIOD (OCTOBER [ ], 1998 TO NOVEMBER 4, 1998) AS A PERCENTAGE OF THE INITIAL CLASS X NOTIONAL AMOUNT, CALCULATED USING THE EXACT METHOD, IS APPROXIMATELY [ ]%.

                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS X

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                                     Cut-Off Date:  October 1, 1998
November 4, 1998

Aggregate Initial                                            Scheduled Final
Notional Amount of the                                       Distribution Date:  October 3, 2034
Class X Certificates:

CUSIP:                                                       Initial Notional
                                                             Amount of this Certificate:
ISIN:                                                        $

Common Code:

No.:

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class X Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class Q, Class R, and Class LR Certificates (together with the Class X Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the third Business Day of each month, commencing in November 1998 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of interest then distributable, if any, allocable to the Class X Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Interest Reserve Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), (ix) the Collection
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account and any REO Account including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency;
(v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

     (i)  the sum of

          (A) 100% of the unpaid principal balance of each Mortgage Loan, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

          (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

          (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

          (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

     (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class X Certificate to be duly executed.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

                                   By: ____________________________________
                                            Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  X  Certificates  referred  to in the  Pooling
Agreement.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

                                   By: ____________________________________
                                            Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto ____________________________________________
(please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class X Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class X Certificate of the entire Percentage Interest represented by the within Class X Certificates to the above-named Assignee(s) and to deliver such Class X Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date: _________________                _________________________________________
                                       Signature by or on behalf of
                                       Assignor(s)

                                       -----------------------------------------
                                       Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:____________________________________


     Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________


     Distributions, if being made by wire transfer in immediately available funds to ____________________ for the account of ____________________ account number ____________________________.

     This   information   is   provided  by   ____________________________   the
Assignee(s) named above, or  ________________________________________________ as
its (their) agent.

                                   By:  ________________________________________
                                        [Please print or type name(s)]

                                        ----------------------------------------
                                        Title:

                                        ----------------------------------------
                                        Taxpayer Identification Number

                                   EXHIBIT A-4


                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS B

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS B CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL SERVICER, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE CODE, AND CERTAIN OTHER ASSETS.

                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS B

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                                     Cut-Off Date: October 1, 1998
November 4, 1998

Aggregate Initial                                            Scheduled Final
Certificate Principal Amount of the                          Distribution Date:  October 3, 2034]
Class B Certificates:

CUSIP:                                                       Initial Certificate Principal
                                                             Amount of this Certificate:
ISIN:                                                        $

Common Code:

No.:

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class B Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2, Class X, Class C, Class D, Class E, Class F, Class Q, Class R, and Class LR Certificates (together with the Class B Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the third Business Day of each month, commencing in November 1998 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class B Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Interest Reserve Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), (ix) the Collection
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account, and any REO Account including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency;
(v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

     (i) the sum of

          (A) 100% of the unpaid principal balance of each Mortgage Loan, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

          (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

          (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

          (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

     (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class B Certificate to be duly executed.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

                                   By:_________________________________________
                                               Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  B  Certificates  referred  to in the  Pooling
Agreement.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

                                   By:_________________________________________
                                               Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class B Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class B Certificate of the entire Percentage Interest represented by the within Class B Certificates to the above-named Assignee(s) and to deliver such Class B Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date: _________________             ___________________________________________
                                    Signature by or on behalf of
                                    Assignor(s)

                                    -------------------------------------------
                                    Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:____________________________________


     Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                               By:  ____________________________________________

                                    --------------------------------------------
                                    [Please print or type name(s)]

                                    --------------------------------------------
                                    Title:

                                    --------------------------------------------
                                    Taxpayer Identification Number

                                   EXHIBIT A-5


                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS C

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS C CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL SERVICER, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE CODE, AND CERTAIN OTHER ASSETS.

                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS C

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                                     Cut-Off Date: October 1, 1998
November 4, 1998

Aggregate Initial                                            Scheduled Final
Certificate Principal Amount of the                          Distribution Date:  October 3, 2034
Class C Certificates:

CUSIP:                                                       Initial Certificate Principal
                                                             Amount of this Certificate:
ISIN:                                                        $

Common Code:

No.:

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class C Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2, Class X, Class B, Class D, Class E, Class F, Class Q, Class R, and Class LR Certificates (together with the Class C Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the third Business Day of each month, commencing in November 1998 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class C Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Interest Reserve Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), (ix) the Collection
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account, and any REO Account including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency;
(v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

     (i) the sum of

        (A) 100% of the unpaid principal balance of each Mortgage Loan, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

        (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

        (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

        (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

     (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class C Certificate to be duly executed.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

                                   By:__________________________________________
                                                Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  C  Certificates  referred  to in the  Pooling
Agreement.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

                                   By:__________________________________________
                                                 Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class C Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class C Certificate of the entire Percentage Interest represented by the within Class C Certificates to the above-named Assignee(s) and to deliver such Class C Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date: _________________            _____________________________________________
                                   Signature by or on behalf of
                                   Assignor(s)

                                   ---------------------------------------------
                                   Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:____________________________________

     Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                  By:  _________________________________________

                                       -----------------------------------------
                                       [Please print or type name(s)]

                                       -----------------------------------------
                                       Title:

                                       -----------------------------------------
                                       Taxpayer Identification Number

                                   EXHIBIT A-6


                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS D

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS D CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL SERVICER, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE CODE, AND CERTAIN OTHER ASSETS.

                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS D

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                                     Cut-Off Date: October 1, 1998
November 4, 1998

Aggregate Initial                                            Scheduled Final
Certificate Principal Amount of the                          Distribution Date:  October 3, 2034
Class D Certificates:

CUSIP:                                                       Initial Certificate Principal
                                                             Amount of this Certificate:
ISIN:                                                        $

Common Code:

No.:

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class D Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2, Class X, Class B, Class C, Class E, Class F, Class Q, Class R, and Class LR Certificates (together with the Class D Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the third Business Day of each month, commencing in November 1998 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class D Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Interest Reserve Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), (ix) the Collection
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account, and any REO Account including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency;
(v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

     (i) the sum of

          (A) 100% of the unpaid principal balance of each Mortgage Loan, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

          (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

          (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

          (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

     (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class D Certificate to be duly executed.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

                                   By:__________________________________________
                                               Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  D  Certificates  referred  to in the  Pooling
Agreement.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

                                   By:__________________________________________
                                               Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class D Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class D Certificate of the entire Percentage Interest represented by the within Class D Certificates to the above-named Assignee(s) and to deliver such Class D Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date: _________________           ______________________________________________
                                  Signature by or on behalf of
                                  Assignor(s)

                                  ----------------------------------------------
                                  Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:____________________________________


     Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                               By:  ____________________________________________

                                    --------------------------------------------
                                    [Please print or type name(s)]

                                    --------------------------------------------
                                    Title:

                                    --------------------------------------------
                                    Taxpayer Identification Number

                                   EXHIBIT A-7


                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS E

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS E CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL SERVICER, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE CODE, AND CERTAIN OTHER ASSETS.

                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS E

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                                     Cut-Off Date: October 1, 1998
November 4, 1998

Aggregate Initial                                            Scheduled Final
Certificate Principal Amount of the                          Distribution Date:  October 3, 2034
Class E Certificates:

CUSIP:                                                       Initial Certificate Principal
                                                             Amount of this Certificate:
ISIN:                                                        $

Common Code:

No.:

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class E Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class F, Class Q, Class R, and Class LR Certificates (together with the Class E Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the third Business Day of each month, commencing in November 1998 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class E Certificates for such Distribution Date, all as more fully described in the Pooling Agreement. Holders of this Certificate may be entitled to Prepayment Premiums, as provided in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Interest Reserve Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), (ix) the Collection
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account, and any REO Account including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency;
(v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

     (i) the sum of

          (A) 100% of the unpaid principal balance of each Mortgage Loan, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

          (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

          (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

          (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

     (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class E Certificate to be duly executed.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

                                   By:__________________________________________
                                                Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  E  Certificates  referred  to in the  Pooling
Agreement.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

                                   By:__________________________________________
                                             Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class E Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class E Certificate of the entire Percentage Interest represented by the within Class E Certificates to the above-named Assignee(s) and to deliver such Class E Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date: _________________            _____________________________________________
                                   Signature by or on behalf of
                                   Assignor(s)

                                   ---------------------------------------------
                                   Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:____________________________________


     Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                 By:  __________________________________________

                                      ------------------------------------------
                                      [Please print or type name(s)]

                                      ------------------------------------------
                                      Title:

                                      ------------------------------------------
                                      Taxpayer Identification Number

                                   EXHIBIT A-8


                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS F

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS ON THIS CERTIFICATE ARE PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL AMOUNT SET FORTH BELOW.

THIS CLASS F CERTIFICATE IS SUBORDINATE TO CERTAIN OTHER CLASSES OF CERTIFICATES TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN INSTITUTIONAL INVESTOR THAT IS, OR ALL THE EQUITY OWNERS OF WHICH ARE, INSTITUTIONAL "ACCREDITED INVESTORS" AS SUCH TERM IS DEFINED IN RULE 501(A)(1),(2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE) OR (3) BY AN INITIAL INVESTOR THAT IS A QIB, TO AN INSTITUTIONAL ACCREDITED INVESTOR AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD BE EXEMPT FROM THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND SECTION 4975 OF THE CODE UNDER
PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE, (I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA OR SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL SERVICER, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A PRO RATA UNDIVIDED BENEFICIAL INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE CODE, AND CERTAIN OTHER ASSETS.

                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS F

Pass-Through Rate: As determined in accordance with the Pooling Agreement.

First Distribution Date:                                     Cut-Off Date: October 1, 1998
November 4, 1998

Aggregate Initial                                            Scheduled Final
Certificate Principal Amount of the                          Distribution Date:  October 3, 2034
Class F Certificates:

CUSIP:                                                       Initial Certificate Principal
                                                             Amount of this Certificate:
ISIN:                                                        $

Common Code:

No.:

     This certifies that CEDE & CO. is the registered owner of a beneficial ownership interest in a Trust Fund, including the distributions to be made with respect to the Class F Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class Q, Class R, and Class LR Certificates (together with the Class F Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a pro rata undivided beneficial interest in a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(1) and 860D of the Internal Revenue Code of l986, as amended, and certain other assets.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the third Business Day of each month, commencing in November 1998 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class F Certificates for such Distribution Date, all as more fully described in the Pooling Agreement.

     Interest accrued on this Certificate during an Interest Accrual Period, plus the aggregate unpaid Interest Shortfall with respect to this Certificate, if any, will be payable on the related Distribution Date to the extent provided in the Pooling Agreement. The "Interest Accrual Period" with respect to any Distribution Date and with respect to each Class of Certificates is the calendar month preceding the month in which such Distribution Date occurs. Each Interest Accrual Period with respect to each Class of Certificates is assumed to consist of 30 days.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Interest Reserve Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), (ix) the Collection
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account, and any REO Account including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to a transferee that is not a QIB, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency;
(v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

     (i) the sum of

          (A) 100% of the unpaid principal balance of each Mortgage Loan, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

          (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

          (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

          (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

     (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class F Certificate to be duly executed.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

                                   By:__________________________________________
                                                Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  F  Certificates  referred  to in the  Pooling
Agreement.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

                                   By:__________________________________________
                                                Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class F Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class F Certificate of the entire Percentage Interest represented by the within Class F Certificates to the above-named Assignee(s) and to deliver such Class F Certificate to the following address:



Date: _________________          _______________________________________________
                                 Signature by or on behalf of
                                 Assignor(s)

                                 -----------------------------------------------
                                 Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:____________________________________

     Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                               By:  ____________________________________________

                                    --------------------------------------------
                                    [Please print or type name(s)]

                                    --------------------------------------------
                                    Title:

                                    --------------------------------------------
                                    Taxpayer Identification Number

                                   EXHIBIT A-9


                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS Q

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN INSTITUTIONAL INVESTOR THAT IS, OR ALL THE EQUITY OWNERS OF WHICH ARE, INSTITUTIONAL "ACCREDITED INVESTORS" AS SUCH TERM IS DEFINED IN RULE 501(A)(1),(2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE) OR (3) BY AN INITIAL INVESTOR THAT IS A QIB, TO AN INSTITUTIONAL ACCREDITED INVESTOR AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) A COLLECTIVE INVESTMENT FUND IN WHICH SUCH PLANS ARE INVESTED, AN INSURANCE COMPANY USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE,
(I) A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE, OR (II) AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA,
SECTION 4975 OF THE CODE OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER SIMILAR LAW, AND WILL NOT SUBJECT THE MASTER SERVICER, THE SPECIAL SERVICER, THE DEPOSITOR, THE TRUSTEE OR THE CERTIFICATE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE SET FORTH IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE TRUST FUND, THE MASTER SERVICER, THE SPECIAL SERVICER, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR. EACH TRANSFEREE OF A BENEFICIAL INTEREST HEREIN SHALL BE DEEMED TO REPRESENT THAT IT IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR (B) ABOVE.

                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS Q

Percentage Interest: 100%                       Cut-Off Date: October 1, 1998

No.:

     This certifies that Morgan Stanley Capital I Inc. is the registered owner of an interest in a Trust Fund, including the distributions to be made with respect to the Class Q Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class R, and Class LR Certificates (together with the Class Q Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     This Certificate represents a pro rata undivided interest in the Default Interest, subject to an obligation to pay interest on Advances. Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the third Business Day of each month, commencing in November 1998 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of Net Default Interest then distributable, if any, allocable to the Class Q Certificates for such Distribution Date, all as more fully described in the Pooling Agreement.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Interest Reserve Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), (ix) the Collection
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account, and any REO Account including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to a transferee that is not a QIB, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency;
(v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

     (i) the sum of

          (A) 100% of the unpaid principal balance of each Mortgage Loan, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

          (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

          (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

          (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

     (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class Q Certificate to be duly executed.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

                                   By:__________________________________________
                                                 Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  Q  Certificates  referred  to in the  Pooling
Agreement.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

                                   By:__________________________________________
                                              Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class Q Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class Q Certificate of the entire Percentage Interest represented by the within Class Q Certificates to the above-named Assignee(s) and to deliver such Class Q Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Date: _________________            _____________________________________________
                                   Signature by or on behalf of
                                   Assignor(s)

                                   ---------------------------------------------
                                   Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:____________________________________

     Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________


     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                  By:  _________________________________________

                                       -----------------------------------------
                                       [Please print or type name(s)]

                                       -----------------------------------------
                                       Title:

                                       -----------------------------------------
                                       Taxpayer Identification Number

                                  EXHIBIT A-10


                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS R

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) a collective investment fund in which such plans are invested, AN INSURANCE COMPANY THAT IS USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR
(B) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE CODE. A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(1) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION AND IS OTHERWISE A PERMITTED
TRANSFEREE  (AS  DEFINED IN THE  POOLING  AND  SERVICING  AGREEMENT  REFERRED TO
HEREIN), (B) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, AND (C) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE. ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE. IF THIS CERTIFICATE REPRESENTS A "NON-ECONOMIC RESIDUAL INTEREST", AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-l(c), TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO CONSENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC AND TO THE APPOINTMENT OF THE TRUSTEE AS ATTORNEY-IN-FACT AND AGENT FOR THE TAX MATTERS PERSON OR AS OTHERWISE PROVIDED IN THE POOLING AND SERVICING AGREEMENT TO PERFORM THE
FUNCTIONS OF A "TAX MATTERS PERSON" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE.

                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS R

Percentage Interest: 100%

No.:

     This certifies that Morgan Stanley & Co. Incorporated is the registered owner of an interest in a Trust Fund, including the distributions to be made with respect to the Class R Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2, Class X, Class C, Class D, Class E, Class F, Class Q, and Class LR Certificates (together with the Class R Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(2) and 860D of the Internal Revenue Code of l986, as amended.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the third Business Day of each month, commencing in November 1998 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of the aggregate amount, if any, allocable to the Class R Certificates for such Distribution Date, all as more fully described in the Pooling Agreement.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Interest Reserve Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), (ix) the Collection
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account, and any REO Account including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to a transferee that is not a QIB, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency;
(v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

     (i) the sum of

          (A) 100% of the unpaid principal balance of each Mortgage Loan, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

          (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

          (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

          (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

     (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class R Certificate to be duly executed.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

                                   By:__________________________________________
                                               Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This  is  one  of the  Class  R  Certificates  referred  to in the  Pooling
Agreement.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

                                   By:__________________________________________
                                             Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class R Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class R Certificate of the entire Percentage Interest represented by the within Class R Certificates to the above-named Assignee(s) and to deliver such Class R Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Date: _________________        _________________________________________________
                               Signature by or on behalf of
                               Assignor(s)

                               -------------------------------------------------
                               Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:____________________________________

     Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                    By:  _______________________________________

                                         ---------------------------------------
                                         [Please print or type name(s)]

                                         ---------------------------------------
                                         Title:

                                         ---------------------------------------
                                         Taxpayer Identification Number

                                  EXHIBIT A-11


                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS LR

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THIS CERTIFICATE OR ANY INTEREST HEREIN SHOULD NOT BE PURCHASED BY A TRANSFEREE THAT IS (A) AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (EACH, A "PLAN"), OR
(B) a collective investment fund in which such plans are invested, AN INSURANCE COMPANY THAT IS USING ASSETS OF SEPARATE ACCOUNTS OR GENERAL ACCOUNTS WHICH INCLUDE ASSETS OF PLANS (OR WHICH ARE DEEMED PURSUANT TO ERISA OR SIMILAR LAW TO INCLUDE ASSETS OF PLANS) OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN. EACH PROSPECTIVE TRANSFEREE OF THIS CERTIFICATE WILL BE REQUIRED TO DELIVER TO THE DEPOSITOR, THE CERTIFICATE REGISTRAR AND THE TRUSTEE A REPRESENTATION LETTER, SUBSTANTIALLY IN THE FORM OF EXHIBIT D-2 TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, STATING THAT SUCH PROSPECTIVE TRANSFEREE IS NOT A PERSON REFERRED TO IN CLAUSE (A) OR
(B) ABOVE.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE CODE. A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(1) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION AND IS OTHERWISE A PERMITTED
TRANSFEREE  (AS  DEFINED IN THE  POOLING  AND  SERVICING  AGREEMENT  REFERRED TO
HEREIN), (B) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, AND (C) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE. ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE. IF THIS CERTIFICATE REPRESENTS A "NON-ECONOMIC RESIDUAL INTEREST", AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-l(c), TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES. IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO CONSENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC AND TO THE APPOINTMENT OF THE TRUSTEE AS ATTORNEY-IN-FACT AND AGENT FOR THE TAX MATTERS PERSON OR AS OTHERWISE PROVIDED IN THE POOLING AND SERVICING AGREEMENT TO PERFORM THE
FUNCTIONS OF A "TAX MATTERS PERSON" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE.

                          Morgan Stanley Capital I Inc.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                            SERIES 1998-XL2, CLASS LR

Percentage Interest: 100%

No.:

      This certifies that Morgan Stanley & Co. Incorporated is the registered owner of an interest in a Trust Fund, including the distributions to be made with respect to the Class LR Certificates. The Trust Fund, described more fully below, consists primarily of a pool of Mortgage Loans secured by first liens on commercial properties and held in trust by the Trustee and serviced by the Master Servicer. The Trust Fund was created, and the Mortgage Loans are to be serviced, pursuant to the Pooling Agreement (as defined below). The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Pooling Agreement and is bound thereby. Also issued under the Pooling Agreement are the Class A-1, Class A-2, Class X, Class C, Class D, Class E, Class F, Class Q, and Class R Certificates (together with the Class LR Certificates, the "Certificates"; the Holders of Certificates issued under the Pooling Agreement are collectively referred to herein as "Certificateholders").

     This Certificate is issued pursuant to, and in accordance with, the terms of a Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Pooling Agreement.

     This Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G(a)(2) and 860D of the Internal Revenue Code of l986, as amended.

     The Trustee makes no representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and has executed this Certificate in its limited capacity as Trustee under the Pooling Agreement.

     Pursuant to the terms of the Pooling Agreement, the Trustee, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the third Business Day of each month, commencing in November 1998 (each such date, a "Distribution Date"), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of the aggregate amount, if any, allocable to the Class LR Certificates for such Distribution Date, all as more fully described in the Pooling Agreement.

     All distributions (other than the final distribution on any Certificate) will be made by the Paying Agent to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the close of business on the last day of the month immediately preceding the month in which such Distribution Date occurs, or if such day is not a Business Day, the immediately preceding Business Day. Such distributions shall be made on each Distribution Date other than the Termination Date to each Certificateholder of record on the related Record Date (a) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor, if such Certificateholder provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date, or otherwise (b) by check mailed to such Certificateholder. The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office of the Trustee or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

     Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to Section 9.01 of the Pooling Agreement shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee may, directly or through an agent, take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Paying Agent shall pay to the Class R Certificateholders all amounts distributable to the Holders thereof. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with Section 9.01 of the Pooling Agreement.

     This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Pooling Agreement.

     As provided in the Pooling Agreement, the Trust Fund includes (i) such Mortgage Loans as from time to time are subject to the Pooling Agreement, together with the Mortgage Files relating thereto; (ii) all scheduled or unscheduled payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date; (iii) any REO Property; (iv) all revenues received in respect of any REO Property; (v) the Master Servicer's, the Special Servicer's and the Trustee's rights under the insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling Agreement and any proceeds thereof; (vi) any Assignments of Leases, Rents and Profits and any security agreements; (vii) any indemnities or guaranties given as additional security for any Mortgage Loans; (viii) the Trustee's rights in all assets deposited in the Lock-Box Accounts, Cash Collateral Accounts, Escrow Accounts, Interest Reserve Accounts, Reserve Accounts (to the extent such assets in such accounts are not assets of the respective Borrowers), (ix) the Collection
Account, the Lower-Tier Distribution Account, the Upper-Tier Distribution Account, the Deferred Interest Distribution Account, the Class Q Distribution Account, and any REO Account including reinvestment income thereon; (x) any environmental indemnity agreements relating to the Mortgaged Properties; (xi) the rights and remedies under the Loan Sale Agreement; and (xii) the proceeds of any of the foregoing.

     This Certificate does not purport to summarize the Pooling Agreement, and reference is made to the Pooling Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

     As provided in the Pooling Agreement and subject to certain limitations set forth therein, this Certificate is transferable or exchangeable only upon surrender of this Certificate to the Certificate Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements in Article V of the Pooling Agreement. Upon surrender for registration of transfer of this Certificate, subject to the applicable requirements of Article V of the Pooling Agreement, the Trustee shall execute and the Authenticating Agent shall duly authenticate in the name of the designated transferee or transferees, one or more new Certificates in Denominations of a like aggregate Denomination of this Certificate. Such Certificates shall be delivered by the Certificate Registrar in accordance with Section 5.02(e) of the Pooling Agreement.

     Prior to due presentation of this Certificate for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar, any Paying Agent or any agent of any of them shall be affected by any notice or knowledge to the contrary.

     No fee or service shall be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to in
Section 5.02 of the Pooling Agreement other than for transfers to Institutional Accredited Investors, as also provided therein. In connection with any transfer to a transferee that is not a QIB, the transferor shall reimburse the Trust Fund for any costs (including the cost of the Certificate Registrar's counsel's review of the documents and any legal opinions, submitted by the transferor or transferee to the Certificate Registrar as provided herein) incurred by the Certificate Registrar in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

     The Pooling Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders; (i) to cure any ambiguity; (ii) to correct or supplement any provisions in the Pooling Agreement or any Custodial Agreement that may be defective or inconsistent with any other provisions in such agreement; (iii) to amend any provision thereof to the extent necessary or desirable to maintain the status of each of the Upper-Tier REMIC, and Lower-Tier REMIC as a REMIC, or to prevent the imposition of any material state or local taxes; (iv) to amend or supplement any provisions in either of such agreements to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency;
(v) to amend or supplement any provisions in either of such agreements that shall not adversely affect in any material respect the interests of any Certificateholder not consenting thereto, as evidenced in writing by an Opinion of Counsel, at the expense of the party requesting such amendment, or as evidenced by confirmation in writing from each Rating Agency that such amendment or supplement will not result in a qualification, withdrawal or downgrading of the then-current ratings assigned to the Certificates, or (vi) to make any other provisions with respect to matters or questions arising under the Pooling Agreement, which shall not be inconsistent with the provisions of the Pooling Agreement and will not result in a downgrade, qualification or withdrawal of the then current rating or ratings then assigned to any outstanding Class of Certificates, as confirmed by each Rating Agency in writing.

     Further, the Depositor, the Master Servicer, the Special Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend the Pooling Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust REMIC as two separate REMICs or of the Grantor Trust as a grantor trust, or to prevent the imposition of any additional material state or local taxes, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel (obtained at the expense of the Trust Fund), is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

     The Pooling Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Percentage Interests of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or any Custodial Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

        (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of all the
                Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (ii) change the percentages of Voting Rights of Holders of Certificates which are required to consent to any action or inaction under the Pooling Agreement, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby;

        (iii) alter the Servicing Standard or the obligations of the Master Servicer, the Special Servicer or the Trustee to make a P&I Advance or Property Advance without the consent of the Holders of all Certificates representing all of the Percentage Interests of the Class or Classes affected thereby; or

        (iv) amend any section of the Pooling Agreement which relates to the amendment thereof, without the consent of all the Holders of all Certificates representing all Percentage Interests of the Class or Classes affected thereby.

     The Depositor may effect an early termination of the Trust Fund, upon not less than 30 days' prior notice given to the Trustee and Master Servicer any time on or after the Early Termination Notice Date (defined as any date as of which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1.0% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date) specifying the Anticipated Termination Date, by purchasing on such date all, but not less than all, of the Mortgage Loans then included in the Trust Fund, and all property acquired in respect of any Mortgage Loan, at a purchase price, payable in cash, equal to not less than the greater of:

     (i) the sum of

          (A) 100% of the unpaid principal balance of each Mortgage Loan, included in the Trust Fund as of the last day of the month preceding such Distribution Date;

          (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of the date not more than 30 days prior to the last day of the month preceding such Distribution Date;

          (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including for this purpose any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate (plus the Excess Rate, to the extent applicable) to the last day of the Interest Accrual Period preceding such Distribution Date;

          (D) the aggregate amount of unreimbursed Property Advances, and unpaid Servicing Fees, Special Servicing Compensation, Trustee Fees and Trust Fund expenses, in each case to the extent permitted under the Pooling Agreement with interest on all unreimbursed Advances at the Advance Rate; and

     (ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an Independent appraiser acceptable to the Master Servicer as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rates.

     The Master Servicer or, if the Master Servicer does not, any Holder of a Class LR Certificate representing greater than a 50% Percentage Interest in such Class, may also effect such termination as provided above if it first notifies the Depositor, or the Depositor and the Master Servicer, respectively, through the Trustee of its intention to do so in writing at least 30 days prior to the Early Termination Notice Date and neither the Depositor nor the Master Servicer as the case may be, terminates the Trust Fund as described above within such 30-day period. All costs and expenses incurred by any and all parties to this Agreement or by the Trust Fund in connection with the purchase of the Mortgage Loans and other assets of the Trust Fund pursuant to Section 9.01(c) of the Pooling Agreement shall be borne by the party exercising its purchase rights hereunder. The Trustee shall be entitled to rely conclusively on any determination made by an Independent appraiser pursuant to Section 9.01(c) of the Pooling Agreement.

     The respective obligations and responsibilities of the Master Servicer, the Special Servicer, the Depositor and the Trustee created by the Pooling Agreement with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as set forth in the Pooling Agreement) shall terminate immediately following the occurrence of the last action required to be taken by the Trustee pursuant to Article IX of the Pooling Agreement on the Termination Date; provided, however, that in no event shall the trust created thereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date of the Pooling Agreement.

     Unless the Certificate of Authentication on this Certificate has been executed by the Trustee or on its behalf by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Class LR Certificate to be duly executed.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

                                   By:__________________________________________
                                               Authorized Officer



                          Certificate of Authentication

                          -----------------------------

     This is one of the Class LR Certificates referred to in the Pooling Agreement.

Dated: October ___, 1998

                                   NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Authenticating Agent

                                   By:__________________________________________
                                              Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto _________________________________________
_______________________________________________________________________  (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) ("Assignee(s)") the entire Percentage Interest represented by the within Class LR Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Class LR Certificate of the entire Percentage Interest represented by the within Class LR Certificates to the above-named Assignee(s) and to deliver such Class LR Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Date: _________________         ________________________________________________
                                Signature by or on behalf of
                                Assignor(s)

                                ------------------------------------------------
                                Taxpayer Identification Number

                            DISTRIBUTION INSTRUCTIONS

     The   Assignee(s)   should   include   the   following   for   purposes  of
distribution:____________________________________

     Address of the Assignee(s) for the purpose of receiving notices and distributions:____________________________

     Distributions,  if being made by wire  transfer  in  immediately  available
funds     to     ___________________________      for     the     account     of
_____________________________ account number __________________________.

     This information is provided by __________________________ the Assignee(s) named above, or ________________________________________________ as its (their)
agent.

                                   By:  ________________________________________

                                        ----------------------------------------
                                        [Please print or type name(s)]

                                        ----------------------------------------
                                        Title:

                                        ----------------------------------------
                                        Taxpayer Identification Number

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

 Loan                                                                    Revised           Net      Servicing  Day Count   Cut-Off
Number  Loan Name           Mortgage Rate  Default Rate  Excess Rate  Mortgage Rate  Mortgage Rate   Fee Rate  Convention    LTV

   1    Grapevine Mills        6.470%         9.470%        2.0%           8.470%          6.442%     0.028%   Actual/360    61.7%

   2    Edens & Avant Pool I   6.200%        11.200%        2.0%           8.200%          6.172%     0.028%   Actual/360    47.1%

   3    Mall of New Hampshire  6.955%        11.955%        5.0%          11.955%          6.927%     0.028%   Actual/360    65.2%

   4    Westside Pavilion      6.440%         9.440%        2.0%           8.440%          6.412%     0.028%   Actual/360    62.5%

   5    NorthTown Mall         6.680%        11.680%        2.0%           8.680%          6.652%     0.028%   Actual/360    58.5%

   6    Edens & Avant Pool II  6.200%        11.200%        2.0%           8.200%          6.172%     0.028%   Actual/360    48.8%

   7    Crystal Park IV        6.510%        11.510%        4.0%          10.510%          6.482%     0.028%   Actual/360    62.7%


Number of
Properties

    1

    15

    1

    1

    1

    21

    1



                                                                                                Cut-Off    Original  Remaining
                                                                                   Original       Date       Term      Term
 Loan                                                                              Principal    Principal     to        to
Number  Loan Name              Borrower                                             Balance      Balance      EMD       EMD

   1    Grapevine Mills        Grapevine Mills Limited Partnership                155,000,000  155,000,000    121       120

   2    Edens & Avant Pool I   E&A Northeast Limited Partnership                  125,000,000  125,000,000    120       120

   3    Mall of New Hampshire  MNH Mall L.L.C.                                    105,000,000  105,000,000    126       120

   4    Westside Pavilion      Macerich Westside Limited Partnership              100,000,000  100,000,000    120       117

   5    NorthTown Mall         Price Spokane Limited Partnership                   84,500,000   84,426,244    120       119

   6    Edens & Avant Pool II  E&A Southeast Limited Partnership                   70,000,000   70,000,000    120       120

   7    Crystal Park IV        Fourth Crystal Park Associates Limited Partnership  67,100,000   67,039,458    120       119

   Original   Remaining      Current                P&I
  Amort Term  Amort Term  Monthly Payment(1)  Monthly Payment(2)

     360         360         $847,315.39        $976,649.36

      IO          IO         $654,803.24           NA(3)

     360         360         $617,014.76        $695,397.21

     360         360         $544,120.37        $628,127.29

     360         359         $544,139.35        $544,139.35

      IO          IO         $366,689.81           NA(3)

     360         359         $424,559.02        $424,559.02



(1) Current monthly payments are Interest Only for Grapevine Mills, Edens & Avant Pools I and II, and Mall of New Hampshire, and Westside Pavilion.
(2) Amortization begins on October 1, 2002 for Grapevine Mills, Novermber 1, 1999 for Mall of New Hampshire, and August 1, 2001 for Westside Pavilion.
(3)  Interest Only until EMD.

                                   EXHIBIT C-1

        AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE
                            CODE OF 1986, AS AMENDED

STATE OF NEW YORK   )

                    ) ss.:

COUNTY OF NEW YORK  )

     _______________________, being first duly sworn, deposes and says:

     1.  That  he/she is a  ___________________  of  _____________________  (the
"Purchaser"), a _______________ duly organized and existing under the laws of the State of _____________, on behalf of which he makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is ________________.

     3. That the Purchaser of the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Class [R] [LR] (the "Class [R] [LR] Certificate") is a Permitted Transferee (as defined in Article I of the Pooling and Servicing Agreement, dated as of October 1, 1998, by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee (the "Pooling and Servicing Agreement"), or is acquiring the Class [R] [LR] Certificate for the account of, or as agent (including as a broker, nominee, or other middleman) for, a Permitted Transferee and has received from such person or entity an affidavit substantially in the form of this affidavit.

     4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [R] [LR] Certificate as they become due.

     5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [R] [LR] Certificate in excess of any cash flow generated by the Class [R] [LR] Certificate.

     6. That the Purchaser will not transfer the Class [R] [LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit or as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 4 or paragraph 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

     7. That the Purchaser is not a Disqualified Non-U.S. Person and is not purchasing the Class [R] [LR] Certificate for the account of, or as an agent (including as a broker, nominee or other middleman) for, a Disqualified Non-U.S. Person.

     8. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [R] [LR] Certificate to such a "disqualified organization," an agent thereof, or a person that does not satisfy the requirements of paragraph 4 and paragraph 7 hereof.

     9. That, if a "tax matters person" is required to be designated with respect to the [Upper-Tier REMIC] [Lower-Tier REMIC], the Purchaser agrees to act as "tax matters person" and to perform the functions of "tax matters person" of the [Upper-Tier REMIC] [Lower-Tier REMIC] pursuant to Section 4.04 of the Pooling and Servicing Agreement, and agrees to the irrevocable designation of the Trustee as the Purchaser's agent in performing the function of "tax matters person."

     10. The Purchaser  agrees to be bound by and to abide by the  provisions of
Section 5.02 of the Pooling and Servicing Agreement concerning registration of the transfer and exchange of the Class [R] [LR] Certificate.

     Capitalized terms used but not defined herein have the respective meanings ascribed to such terms in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf by its ____________________ this ___th day of __________, 199__.


                                                 [Purchaser]

                                                 By:
                                                    ----------------------------
                                                 Title:
                                                       -------------------------
                                                 Name:
                                                      --------------------------

     The above-named ___________________ personally appeared before me and is known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Purchaser, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Purchaser.

     Subscribed and sworn before me this __th day of _________________, 199_.

                                          NOTARY PUBLIC
                                          COUNTY OF
                                          STATE OF

                                          My commission expires the  __th day of
                                          _______________, 199_.

                                   EXHIBIT C-2

                            FORM OF TRANSFEROR LETTER

                                                                          [Date]

[CERTIFICATE REGISTRAR]


            Re: Morgan Stanley Capital I Inc., Commercial Mortgage
                Pass-Through Certificates, Series 1998-XL2

Ladies and Gentlemen:


     [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                                              Very truly yours,


                                                              ------------------

                                   EXHIBIT D-1

                    FORM OF INVESTMENT REPRESENTATION LETTER

Norwest Bank Minnesota, National Association, as Trustee and Certificate Registrar
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-1026
Attention:  Corporate Trust Services (CMBS)--
Morgan Stanley Capital I Inc., Series 1998-XL2

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York  10036
Attention:________________


          Re: Transfer of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Class[ ]

Ladies and Gentlemen:

     This letter is delivered pursuant to Section 5.02 of the Pooling and Servicing Agreement, dated as of October 1, 1998 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee, on behalf of the holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2 (the "Certificates") in connection with the transfer by ________________ (the "Seller") to the undersigned (the "Purchaser") of $_______________ aggregate Certificate Principal Amount of Class
[_] Certificates, in certificated fully registered form, or, if applicable, a beneficial interest of such aggregate Certificate Principal Amount in a Private Global Certificate (either such interest, the "Transferred Interest"). Terms used but not defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

     In connection with such transfer, the undersigned hereby represents and warrants to you as follows:

     [[For Institutional Accredited Investors only.]

     1. We are an "institutional accredited investor" (an entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (as defined below)) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Transferred Interest, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment. We are acquiring the Transferred Interest purchased by us for our own account or for one or more accounts (each of which is an "institutional accredited investor") as to each of which we exercise sole investment discretion. The Purchaser hereby undertakes to reimburse the Trust for any costs incurred by it in connection with this transfer.]

     [[For Qualified Institutional Buyers only.]

     1. The Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A (as defined below) promulgated under the Securities Act (as defined below). The Purchaser is aware that the transfer is being made in reliance on Rule 144A, and the Purchaser has had the opportunity to obtain the information required to be provided pursuant to paragraph (d)(4)(i) of Rule 144A.]

     2. The Purchaser's intention is to acquire the Transferred Interest (a) for investment for the Purchaser's own account or (b) for resale to (i) "qualified institutional buyers" in transactions under Rule 144A ("Rule 144A") promulgated under the Securities Act of 1933 (the "Securities Act") or (ii) to "institutional accredited investors" meeting the requirements of Rule 501(a)(1),
(2), (3) or (7) of Regulation D promulgated under the Securities Act, if the Purchaser is a "qualified institutional buyer", or pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 144A under the Securities Act (if applicable), subject in the case of this clause (ii) and to (a) the receipt by the Certificate Registrar of a letter substantially in the form hereof, (b) the receipt by the Certificate Registrar of an opinion of counsel acceptable to the Certificate Registrar that such reoffer, resale, pledge or transfer is in compliance with the Securities Act, and (c) a written undertaking to reimburse the Trust for any costs incurred by it in connection with the proposed transfer. It understands that the Transferred Interest has not been registered under the Securities Act, by reason of a specified exemption from the registration provisions of the Securities Act which may depend upon, among other things, the bona fide nature of the Purchaser's investment intent (or intent to resell to only certain investors in certain exempted transactions) as expressed herein.

     3. The Purchaser acknowledges that the Transferred Interest has not been registered or qualified under the Securities Act or the securities laws of any State or any other jurisdiction, and that the Transferred Interest cannot be resold unless it is registered or qualified thereunder or unless an exemption from such registration or qualification is available.

     4. The Purchaser hereby undertakes to be bound by the terms and conditions of the Pooling and Servicing Agreement in its capacity as an owner of the Transferred Interest in all respects as if it were a signatory thereto. This undertaking is made for the benefit of the Trust, the Certificate Registrar and all Certificateholders present and future.

     5. The Purchaser will not sell or otherwise transfer any portion of the Transferred Interest, except in compliance with Section 5.02 of the Pooling and Servicing Agreement.

     6. Check one of the following:*

     _______ The Purchaser is a "U.S. Person" and it has attached hereto an Internal Revenue Service ("IRS") Form W-9 (or successor form).

     _______ The Purchaser is not a "U.S. Person" and under applicable law in effect on the date hereof, no Taxes will be required to be withheld by the Certificate Registrar (or its agent) with respect to Distributions to be made on the Transferred Interest. The Purchaser has attached hereto either (i) a duly executed IRS Form W-8 (or successor form), which identifies such Purchaser as the beneficial owner of the Transferred Interest and states that such Purchaser is not a U.S. Person or (ii) two duly executed copies of IRS Form 4224 (or successor form), which identify such Purchaser as the beneficial owner of the Transferred Interest and state that interest and original issue discount on the Transferred Interest is, or is expected to be, effectively connected with a U.S. trade or business. The Purchaser agrees to provide to the Certificate Registrar updated IRS Forms W-8 or IRS Forms 4224, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar.

     For this purpose, "U.S. Person" means a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership (except to the extent provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any of its political subdivisions, or an estate the income of which is subject to U.S. federal income taxation regardless of its source or a trust if a court within the United States is able to exercise privacy supervision over the administration of the trust and one or more such U.S. Persons have the authority to control all substantial decisions of the trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons.


----------
*Each Purchaser must include one of the two alternative certifications.

     Please make all payments due on the Transferred Interests:**

     ______ (a) by wire transfer to the following account at a bank or entity in New York, New York, having appropriate facilities therefor:

     Account number __________ Institution ___________

     ______ (b) by mailing a check or draft to the following address:

     -------------------------
     -------------------------
     -------------------------
     -------------------------
     -------------------------

     ----------

                                              Very truly yours,

                                              [The Purchaser]

                                              By:
                                                 -------------------------------

                                              Name:
                                                   -----------------------------

                                              Title:
                                                    ----------------------------

------------

**Only to be filled out by Purchasers of Individual  Certificates. Please select
(a) or (b).

                                   EXHIBIT D-2

                       FORM OF ERISA REPRESENTATION LETTER

Norwest Bank Minnesota, National Association, as Trustee and Certificate Registrar
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-1026
Attention:  Corporate Trust Services (CMBS)--
Morgan Stanley Capital I Inc., Series 1998-XL2

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York  10036
Attention:________________


          Re: Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Class[ ]

Ladies and Gentlemen:

     __________________________  (the  "Purchaser")  intends  to  purchase  from
____________________ (the "Seller") $_____________ initial Certificate Principal
Amount or _____% Percentage Interest of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Class [_], CUSIP No. [____] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1998, by and among Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Midland Loan Services, Inc., as Special Servicer and Norwest Bank Minnesota, National Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

     The Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller, the Certificate Registrar and the Trustee that:

     1. The Purchaser is neither (a) an employee benefit plan or other retirement arrangement, including an individual retirement account or a Keogh plan, which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or a governmental plan (as defined in Section 3(32) of ERISA) that is subject to any Federal, State or local law (a "Similar Law"), which is to a material extent, similar to the foregoing provisions of ERISA or the Code (each, a "Plan"), nor (b) a collective investment fund in which such Plans are invested, an insurance company using assets of separate accounts or general accounts which include assets of Plans (or which are deemed pursuant to ERISA or any Similar Law to include assets of Plans) or other Person acting on behalf of any such Plan or using the assets of any such Plan, other than (with respect to any transfer of a Class B, Class C, Class D, or Class F Certificate) an insurance company using assets of its general account under circumstances whereby such purchase and the subsequent holding of such Certificate by such insurance company would be exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code under Prohibited Transaction Class Exemption 95-60.

     2. The Purchaser understands that if the Purchaser is a Person referred to in 1(a) or 1(b) above, except in the case of the Class R or Class LR Certificates, which may not be transferred unless the transferee represents it is not such a Person, such Purchaser is required to provide to the Seller, the Trustee and the Certificate Registrar an Opinion of Counsel in form and substance satisfactory to of the Seller, the Trustee and the Certificate Registrar that the purchase or holding of the Certificates will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to Title I of ERISA, Section 4975 of the Code or Similar Law, will not constitute or result in a prohibited transaction within the meaning of ERISA or Section 4975 of the Code or a materially similar characterization under any Similar Law, and will not subject the Master Servicer, the Special Servicer, the Seller, the Trustee or the Certificate Registrar to any obligation or liability (including obligations or liabilities under ERISA, Section 4975 of the Code or Similar Law) in addition to those set forth in the Pooling and Servicing Agreement, which Opinion of Counsel shall not be at the expense of the Trust Fund, the Master Servicer, the Seller, the Trustee or the Certificate Registrar.

     IN WITNESS WHEREOF, the Purchaser hereby executes the ERISA Representation Letter on ______________ __, 19__.

                                                   Very truly yours,


                                                   -----------------------------

                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                    EXHIBIT E

                           FORM OF REQUEST FOR RELEASE
                             (for Trustee/Custodian)

Loan Information:

Name of Mortgagor: __________________
Master Servicer Loan No.: __________________
Custodian/Trustee
Name: __________________
Address: __________________

__________________
Custodian/Trustee Mortgage File No.: __________________
[Seller]
Name: __________________
Address: __________________

__________________

          Certificates:  Morgan  Stanley  Capital  I Inc.,  Commercial
                         Mortgage Pass-Through Certificates, Series 1998-XL2

     The undersigned Master Servicer hereby acknowledges that it has received from Norwest Bank Minnesota, National Association, as Trustee for the Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1998, by and among the Trustee, Morgan Stanley Capital I Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer and Midland Loan Services, Inc., as Special Servicer.

     ( ) Promissory Note dated _________, 199__, in the original principal sum of $_____, made by _______, payable to, or endorsed to the order of, the Trustee.

     ( ) Mortgage recorded on ____________ as instrument no. ________ in the County Recorder's Office of the County of _________, State of ___________ in book/reel/docket ___________ of official records at page/image ________.

     ( ) Deed of Trust recorded on __________ as instrument no. ________ in the County Recorder's Office of the County of ___________, State of _______ in book/reel/docket ____________ of official records at page/image.

     ( )  Assignment  of Mortgage or Deed of Trust to the  Trustee,  recorded on
_____________ as instrument no. _______ in the County Recorder's Office of the County of _________, State of _______ in book/reel/docket __________ of official records at page/image _____________.

     ( ) Other documents, including any amendments, assignments or other assumptions of the Note or Mortgage.

     ( ) ---------------------------

     ( ) ---------------------------

     ( ) ---------------------------

     ( ) ---------------------------

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

     (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

     (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of set-off to or against the Documents or any proceeds thereof.

     (3) The Master Servicer shall return the Documents to the Custodian when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

     (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                                 MIDLAND LOAN SERVICES, INC.

                                                 By:
                                                    ----------------------------
                                                 Title:
                                                       -------------------------
                                                 Date: _______________ __, 19__

                                    EXHIBIT F

                                SECURITIES LEGEND

     Subject to the Pooling and Servicing Agreement, the Rule 144A Global Certificates, Residual Certificates and Individual Certificates will bear a legend (the "Securities Legend") to the following effect, unless the Certificate Registrar determines otherwise in accordance with applicable law:

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A (A "QIB"), WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) TO AN INSTITUTIONAL INVESTOR THAT IS, OR ALL THE EQUITY OWNERS OF WHICH ARE, INSTITUTIONAL "ACCREDITED INVESTORS" AS SUCH TERM IS DEFINED IN RULE 501(A)(1),(2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE) OR (3) BY AN INITIAL INVESTOR THAT IS A QIB, TO AN INSTITUTIONAL ACCREDITED INVESTOR AND (B) IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

     Notwithstanding anything to the contrary, the Residual Certificates will not bear clause (A)(2) and clause (A)(3) of the Securities Legend.

                                    EXHIBIT G


                               LOAN SALE AGREEMENT

     This Loan Sale Agreement, dated as of October 1, 1998 (the "Agreement"), is between Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), and Morgan Stanley Mortgage Capital Inc., a New York corporation (the "Mortgage Loan Seller"). The Mortgage Loan Seller agrees to sell, and the Depositor agrees to purchase the mortgage loans (the "Mortgage Loans") described and set forth in the mortgage loan schedule attached as Exhibit A to this Agreement (the "Mortgage Loan Schedule"). The Mortgage Loans were originated by Secore Financial Corporation, a Pennsylvania corporation (the "Originator"), and the Mortgage Loan Seller acquired each of the Mortgage Loans on or prior to the Closing Date. The Depositor intends to deposit the Mortgage Loans and other assets into a trust (the "Trust") and cause the creation of a series of certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2 (the "Certificates"), evidencing beneficial ownership interests in the Mortgage Loans and the other assets, under a Pooling and Servicing Agreement, to be dated as of October 1, 1998 (the "Pooling and Servicing Agreement"), among the Depositor, as seller, Midland Loan Services, Inc., as master servicer (in such capacity, the "Master Servicer"), Midland Loan Services, Inc., as special servicer (in such capacity, the "Special Servicer") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Pooling and Servicing Agreement.

     1. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Mortgage Loans shall be an amount equal to 101.1%, multiplied by the aggregate principal balance of the Mortgage Loans as of October 1, 1998 (the "Cut-Off Date"), after application of scheduled payments of principal due on or before the Cut-Off Date whether or not collected. In addition to the Purchase Price as described above, the Depositor shall pay to the Mortgage Loan Seller, at closing, accrued interest on the initial principal amount of the related Mortgage Loans at the weighted average Mortgage Rate of those Mortgage Loans, net of interest at the related Servicing Fee Rate. The portion of such accrued interest that accrues at the Servicing Fee Rate is required by the Pooling and Servicing Agreement to be remitted by the Master Servicer, within one Business Day after its receipt of such accrued interest, to or at the direction of the Depositor. The Depositor hereby agrees to direct the Master Servicer to remit such portion of accrued interest to the Mortgage Loan Seller. The Purchase Price amount shall be payable by the Depositor to the Mortgage Loan Seller on October 15, 1998 (the "Closing Date") in immediately available federal funds. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Cadwalader, Wickersham & Taft, New York, New York, at 10:00 a.m. (New York time), on the Closing Date.

     On the Closing Date, the Mortgage Loan Seller shall and does hereby sell, transfer, assign, set over and convey to the Depositor, and the Depositor shall and does hereby purchase all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans, including all interest and principal due on or with respect to the Mortgage Loans after the Cut-Off Date, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies and any related interest rate cap agreement. The Depositor hereby directs the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Depositor to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Depositor or the Trustee shall reasonably request.

2. Representations and Warranties.

     (a) The Mortgage Loan Seller hereby represents and warrants to the Depositor as of the date hereof and as of the Closing Date that:

     (i) The Mortgage Loan Seller is a New York corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to own its assets and conduct its business, is duly qualified as a foreign partnership in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Mortgage Loan Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform under this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

     (ii) This Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and assuming its due authorization, execution and delivery by the Depositor, will constitute a legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (iii)The execution and delivery of this Agreement by the Mortgage Loan Seller and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement;

     (iv) There is no action, suit, proceeding or investigation pending or, to the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement;

     (v) The Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

     (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of, or compliance by the Mortgage Loan Seller with, this Agreement or the consummation of the transactions contemplated hereby, other than those which have been obtained by the Mortgage Loan Seller; and

     (vii)The transfer, assignment and conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Depositor is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

     (b) The Mortgage Loan Seller hereby represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date (except as may be specified in the related representation and warranty or on Schedule 1 hereto):

     (i) The information set forth in the mortgage loan schedule attached to the Loan Sale Agreement as to the Mortgage Loan is complete, true and correct in all material respects;

     (ii) The Mortgage Loan Seller is the sole owner and holder of the Mortgage Loan and has good and marketable title thereto, has full right, power and authority to sell and assign such Mortgage Loan free and clear of any interest or claim of a third party;

     (iii)The Mortgage Loan has not been since the date of origination by the applicable Originator, and currently is not, thirty or more days delinquent, and the mortgagor is not in default thereunder beyond any applicable grace period for the payment of any obligation to pay principal and interest, taxes, insurance premiums and required reserves;

     (iv) The Mortgage Loan Seller has not advanced funds, or knowingly received any advance of funds from a party other than the mortgagor subject to the related Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

     (v) (A) The Mortgage Loan documents have been duly and properly executed, and (B) the Mortgage Loan documents are legal, valid and binding obligations of the mortgagor, and their terms are enforceable against the mortgagor, subject only to bankruptcy, insolvency, moratorium, fraudulent transfer, fraudulent conveyance and similar laws affecting rights of creditors generally and to the application of general principles of equity and there is no valid defense, counterclaim, or right of rescission or right of set-off or abatement available to any mortgagor under the Mortgage Loan documents;

     (vi) The lien of each Mortgage is insured by an ALTA lender's title insurance policy or its equivalent as adopted in the applicable jurisdiction issued by one or more nationally recognized title insurance companies, insuring the Originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, in the reasonable judgment of the Mortgage Loan Seller, materially interferes with the current use of the related Mortgaged Property or the security intended to be provided by such Mortgage or with the mortgagor's ability to pay its obligations when they become due or the value of the related Mortgaged Property and (c) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, in the reasonable judgment of the Mortgage Loan Seller, materially interferes with the current use of the related Mortgaged Property or security intended to be provided by such Mortgage, with the mortgagor's ability to pay its obligations when they become due or the value of the related Mortgaged Property (or if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of the Mortgage Loan) and none of which relate to matters on the survey of the related Mortgaged Property which are material. To the actual knowledge of the Mortgage Loan Seller, no material claims have been made under such title policy;

     (vii)As of the date of origination of the Mortgage Loan there were no, and to the best knowledge of the Mortgage Loan Seller there are no, mechanics', materialman's or other similar liens or claims which have been filed for work, labor or materials affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage, unless such lien is insured against under the related title insurance policy;

     (viii) (A) Each building or other improvement located on any Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer or reinsured by an insurer meeting the requirements of the Mortgage Loan documents, in an amount not less than the replacement cost of the Mortgaged Property; each Mortgaged Property was also covered by business interruption insurance for a period of not less than twelve months and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; and
          (B) the loan documents obligate the mortgagor to maintain all such insurance and, at the mortgagor's failure to do so, authorize the mortgagee to maintain such insurance at the mortgagor's cost and expense and to seek reimbursement therefor from such mortgagor;

     (ix) As of the most recent date of inspection of each Mortgaged Property by the Mortgage Loan Seller, based solely on the Mortgage Loan Seller's review of the report ("Engineering Report") prepared by the engineer who inspected the structure, exterior walls, roofing, interior construction, mechanical and electrical systems and general conditions of the site, buildings and other improvements with respect to the Mortgage Loan (which report indicated, where appropriate, a variety of deferred maintenance item and recommended capital improvements with respect to such Mortgaged Property, as well as the estimated cost of such items and improvements) and the most recent visual inspection (as described in (xviii) below) of the Mortgaged Property, no building or other improvement on any Mortgaged Property has been affected in any material manner or suffered any material loss as a result of any fire, wind, explosion, accident, riot, war, or act of God or the public enemy, and each Mortgaged Property is free of any material damage that would affect materially and adversely the value of the Mortgaged Property as security for the Mortgage Loan and is in good repair. With respect to each Mortgaged Property, to the extent any individual deferred maintenance item in excess of $5000 was referred to in the respective Engineering Report, the Mortgage Loan Seller has either required the Borrower to escrow an amount equal to 100% of such deferred maintenance items or has received satisfactory evidence that such repairs have been completed by the Borrower. The Mortgage Loan Seller has neither received notice, nor is otherwise aware, of any proceedings pending for the total condemnation of any Mortgaged Property or a partial condemnation of any portion material to the borrower's ability to perform its obligations under its related Mortgage Loan;

     (x) To the Mortgage Loan Seller's best knowledge, after review of compliance confirmations from applicable municipalities, surveys and/or title insurance endorsements, none of the improvements included for the purpose of determining the appraised value of each Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties materially encroach upon the Mortgaged Property except those which are insured against by the title insurance policy (including endorsements thereto) issued in connection with the Mortgage Loan and all improvements on the Mortgaged Property comply with the applicable zoning laws and/or set-back ordinances in force when improvements were added;

     (xi) The Mortgage Loan does not violate applicable usury laws;

     (xii)Since the date of origination of the Mortgage Loan, the terms of the Mortgage Loan have not been impaired, waived, altered, satisfied, canceled, subordinated or modified in any respect (except with respect to modifications the economic terms of which are reflected in the mortgage loan schedule and which are evidenced by documents in the Mortgage Loan file delivered to the Trustee) and no portion of the Mortgaged Property has been released from the lien of the Mortgage in any manner;

     (xiii) All applicable mortgage recording taxes and other filing fees have been paid in full or deposited with the issuer of the title insurance policy issued in connection with the Mortgage Loan for payment upon recordation of the relevant documents;

     (xiv)Each assignment of leases and rents, if any, creates a valid assignment of, or a valid security interest in, certain rights under the related leases, subject only to a license granted to the relevant mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property, subject only to those exceptions described in clause (vi) above. To the best of the Mortgage Loan Seller's knowledge based upon review of the title insurance policy and tenant estoppels received, no person other than the relevant mortgagor owns any interest in any payments due under such leases that is superior to or of equal priority with the mortgagee's interest therein, subject only to those exceptions described in clause
          (vi) above;

     (xv) Each Mortgage, upon due recordation, is a valid and enforceable first lien on the related Mortgaged Property, subject only to those exceptions described in clause (vi) above. A UCC financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property granted under the Mortgage Loan to the extent that such lien can be created under the UCC by filing; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable first lien and first priority security interest on the property described therein (except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of general principles of equity);

     (xvi)The Mortgage Loan Seller has not taken any action, nor has knowledge that the mortgagor has taken any action, that would cause the representations and warranties made by the mortgagor in the Mortgage Loan documents not to be true;

     (xvii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Mortgage Loan Seller covenants that it will not make any future advances under the Mortgage Loan to the mortgagor. Any mortgagor requirements for on or off-site improvements and as to disbursement of any escrow funds therefor have been complied with;

     (xviii) The Mortgage Loan Seller has inspected or caused to be inspected each Mortgaged Property within the past twelve months preceding the date hereof;

     (xix)The Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or negative amortization, except with those Mortgage Loans that provide for Deferred Interest;

     (xx) The Mortgage Loan is a whole loan and contains no equity participation by the lender and is not convertible into an equity interest in the borrower;

     (xxi)No fraudulent acts were committed by the Mortgage Loan Seller in connection with the origination process of the Mortgage Loan;

     (xxii) All taxes and governmental assessments that prior to the date of origination of the Mortgage Loan became due and owing in respect of each Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established or are insured against by the title insurance policy issued in connection with the origination of the Mortgage Loan;

     (xxiii) To the extent  required  under  applicable  law, the Mortgage  Loan
          Seller was authorized to transact and do business in each jurisdiction in which a Mortgaged Property is located at all times when it held the Mortgage Loan;

     (xxiv) The Mortgage Loan Seller does not have any knowledge of a material default, breach, violation or event of acceleration existing under any of the Mortgage Loan documents and the Mortgage Loan Seller does not have any knowledge of any event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration; no waiver of the foregoing exists and no person other than the holder of the Note may declare any of the foregoing;

     (xxv)Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against each related Mortgaged Property of the material benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the mortgagor which would materially interfere with such right to foreclosure;

     (xxvi) (A) With respect to each Mortgaged Property, a Phase I environmental report and, in certain cases, a Phase II environmental report or an update to such Phase I report was conducted by a licensed qualified engineer in connection with the origination of the Mortgage Loan (not longer than twelve months prior to the Closing Date). The Mortgage Loan Seller has reviewed each such report and update. (B) The Mortgage Loan Seller, having made no independent inquiry other than reviewing the environmental reports and updates referenced herein and without other investigation or inquiry, has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in the related report and/or update. The Mortgage Loan Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to any Mortgaged Property that was not disclosed in the related report and/or update. (C) The Mortgage Loan Seller has not taken any actions which would cause any Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards.

     (xxvii)  The  Mortgage  Loan   agreement   contains   provisions   for  the
          acceleration of the payment of the unpaid principal balance of the Mortgage Loan if (A) the mortgagor voluntarily transfers or encumbers all or any portion of any related Mortgaged Property, or (B) any direct or indirect interest in mortgagor is voluntarily transferred or assigned, other than, in each case, as permitted under the terms and conditions of the Mortgage Loan documents and, to the best of the Mortgage Loan Seller's knowledge, the mortgagor is not a debtor in a state or federal bankruptcy or insolvency proceeding;

     (xxviii) To the best of the Mortgage Loan Seller's knowledge and without affirmative investigation or inquiry, there is no pending action, suit or proceeding, arbitration or governmental investigation against the mortgagor or any Mortgaged Property an adverse outcome of which could materially affect the mortgagor's performance of its obligations under the Mortgage Loan documents;

     (xxix) The servicing and collection practices used by the Mortgage Loan Seller and the origination practices of the related Originator, have been in all respects legal, proper and prudent and have met customary industry standards except to the extent that, in connection with its origination, such standards were modified by the applicable Originator in its reasonable discretion;

     (xxx)In connection with the assignment, transfer or conveyance of any individual Mortgage, the Note and Mortgage contain no provision limiting the right or ability of the applicable Originator to assign, transfer and convey the Mortgage to any other person or entity;

     (xxxi) If any Mortgaged Property is subject to any leases (other than any ground lease referred to in (xxxv) below), based upon review of the title insurance policies, tenant estoppels received and the opinion of the Borrower's counsel, with respect to material leases the mortgagor is the owner and holder of the landlord's interest under such leases and the related Mortgage and Assignment of Leases, Rents and Profits, if any, provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provide for rents to be paid directly to mortgagee in the event of a default, subject to the exceptions described in clause (vi) hereof;

     (xxxii) If a Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with the sale or release of the Mortgaged Property following default or payment of the loan;

     (xxxiii) Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds (provided that such proceeds exceed the threshold amount described in the loan documents) as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon, except to the extent of any excess proceeds after restoration;

     (xxxiv) Based on the Mortgage Loan Seller's review of the 100-year flood plain map provided by FEMA, except for the Mortgaged Properties set forth on Schedule 1, no Mortgaged Property is located in a special flood hazard area (Zone A) as defined by the Federal Insurance Administration and, with respect to the Mortgaged Properties set forth on Schedule 1, flood insurance coverage has been obtained;

     (xxxv) With respect to any Mortgage which is secured in whole or in part by the interest of a borrower as a lessee under a ground lease and based upon the terms of the ground lease or an estoppel letter from the ground lessor the following apply to such ground lease:

          (A) The ground lease or a memorandum thereof has been duly recorded, the ground lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage, does not restrict the use of the Mortgaged Property by the lessee or its successors and assigns in a manner that would adversely affect the security provided by the related Mortgage, and there has not been a material change in the terms of the ground lease since its recordation, with the exception of written instruments which are part of the related Mortgage Loan documents delivered to the Trustee.

          (B) The ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any permitted encumbrances on such fee interest and any permitted encumbrance with respect to such ground lease does not include any mortgage that is prior to the interest of the ground lease (other than the Mortgage).

          (C) The borrower's interest in the ground lease is assignable to the holder of the Mortgage upon notice to, but without the consent of, the lessor thereunder and, in the event that it is so assigned, it is further assignable by the trustee and its successors and assigns upon notice to, but without a need to obtain the consent of, such lessor.

          (D) As of the origination date of the Mortgage Loan, based solely on an estoppel received from the ground lessor, the ground lease was in full force and effect and the Mortgage Loan Seller does not have any knowledge that any material default has occurred under the ground lease and that there is any existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of the ground lease. No notice of default under the ground lease has been received by the Mortgage Loan Seller.

          (E) The ground lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee; and the ground lease, or an estoppel letter received by the mortgagee from the lessor, further provides that notice of termination given under the ground lease is not effective against the mortgagee unless a copy of the notice has been delivered to the mortgagee in the manner described in such ground lease or estoppel letter.

          (F) The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any default under the ground lease which is curable after the receipt of notice of any default, before the lessor thereunder may terminate the ground lease.

          (G) The ground lease either (i) has a term which extends not less than 10 years beyond the maturity date of the related Mortgage Loan or (ii) grants the lessee (which may be exercised by the mortgagee) the option to extend the term of the lease for a period (in the aggregate) which exceeds ten years beyond the maturity date of the related Mortgage Loan.

          (H) The ground lease requires the lessor to enter into a new lease with the mortgagee upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding, provided the mortgagee cures the lessee's defaults to the extent they are curable.

          (I) Under the terms of the ground lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse the proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon.

          (J) Such ground lease does not impose any material restrictions on subletting.

          (K) Either the ground lease or the related Mortgage contains the borrower's covenant that such ground lease shall not be amended, canceled, or terminated without the prior written consent of the mortgagee.

          (L) Either the ground lease or an estoppel letter contains a covenant that the lessor thereunder is not permitted in the absence of an uncured default under the ground lease, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such ground lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

     (xxxvi) (A) the Mortgage Loan is directly secured by a Mortgage on a commercial real property, and (B) the fair market value of such real property, as evidenced by an appraisal conducted within 12 months of the origination of the Mortgage Loan, or as determined by the Mortgage Loan Seller based on market studies and pursuant to its underwriting standards, was at least equal to 80% of the principal amount of the Mortgage Loan (I) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (II) at the Closing Date; provided that the fair market value of the real property interest must first be reduced by (1) the amount of any lien on the real property interest that is senior to the Mortgage Loan (unless such senior lien also secures a Mortgage Loan, in which event the computation described in (I) and (II) shall be made on an aggregated basis) and (2) a proportionate amount of any lien that is in parity with the Mortgage
          Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (I) and (II) shall be made on an aggregate basis);

     (xxxvii) To the best  knowledge  of the  Mortgage  Loan  Seller  based upon customary due diligence performed by prudent commercial lenders, all required certificates of occupancy and building permits, as applicable, have been issued with respect to the Mortgaged Property and, to the best knowledge of the Mortgage Loan Seller, are valid and are in full force and effect;

     (xxxviii) Any escrow accounts for taxes or other reserves required to be funded on the date of origination of the Mortgage Loan pursuant to the Mortgage Loan documents have been funded and all such escrow accounts required to have been funded as of the Cut-Off Date (taking into account any applicable notice and grace period) have been funded;

     (xxxix) The related Assignment of Mortgage is in recordable form and constitutes a legal, valid and binding assignment of such Mortgage to the Depositor, and the related Reassignment of Assignment of Leases, Rents and Profits, if any, is in recordable form and constitutes a legal, valid and binding assignment thereof to the Depositor;

     (xl) The related Note is not, and has not been since the date of origination of the Mortgage Loan, secured by any collateral except the lien of the related Mortgage, any related Assignment of Leases, Rents and Profits and any related security agreement and escrow agreement, all of which are being conveyed to the Depositor; the security for the Mortgage Loan consists only of the related Mortgaged Property or
          Properties, any leases (including without limitation any credit leases) thereof, and any appurtenances, fixtures and other property located thereon; and such Mortgaged Property or Properties do not secure any mortgage loan other than the Mortgage Loan being transferred and assigned to the Depositor hereunder (except for Mortgage Loans, if any, which are cross-collateralized with other
          Mortgage Loans being conveyed to the Depositor or subsequent transferee hereunder and identified on the Mortgage Loan Schedule);

     (xli)To the Mortgage Loan Seller's knowledge, based on due diligence customarily performed by prudent commercial lenders in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated;

     (xlii) Each Mortgage Loan requires that the borrower comply with all legal requirements applicable to it and the Mortgaged Property;

     (xliii) No Mortgage Loan is a loan in which the originator paid the borrower a premium in exchange for a higher Mortgage Rate ("Buy-up Loan");

     (xliv) Each Mortgage Loan requires the Borrower to provide the holder of the Mortgage Loan with quarterly and annual operating statements, rent rolls and related information, which annual financial statements shall be audited by an independent certified public accountant upon request;

     (xlv)Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy;

     (xlvi) Each Mortgage Loan containing provisions for defeasance of mortgage collateral either (i) requires the prior written consent of, and compliance with the conditions set by, the holder of the Mortgage Loan, or (ii) requires, among other things, written confirmation from the Rating Agencies that such defeasance will not result in a qualification, downgrade or withdrawal of the then-current ratings of the Certificates; and

     (xlvii) Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan or (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements and either written confirmation from each Rating Agency that such release will not result in the withdrawal, qualification or downgrade of the Certificates or the payment of a release price or the substitution of other collateral to the extent required under the Mortgage Loan, the related Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

     3. Notice of Breach; Cure and Repurchase. (a) Pursuant to the Pooling and Servicing Agreement, the Mortgage Loan Seller and the Depositor shall be given notice of any breach of a representation or warranty made with respect to, or any defect that materially and adversely affects the value of, a Mortgage Loan or the interests of the holders of the Certificates therein.

     (b) Upon notice pursuant to Section 3(a) herein, the Mortgage Loan Seller shall cure such breach or defect, as the case may be, in all material respects or repurchase the affected Mortgage Loan in accordance with the terms set forth in Section 2.03 of the Pooling and Servicing Agreement. If the affected Mortgage Loan is to be repurchased, the Mortgage Loan Seller shall remit the Repurchase Price in immediately available federal funds to the Master Servicer.

     (c) Upon any repurchase of a Mortgage Loan contemplated by Section 3(b) above, the Trustee, the Master Servicer and the Special Servicer shall each tender to the Mortgage Loan Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, as well as such funds as pursuant to the Pooling and Servicing Agreement are to be paid to the Mortgage Loan Seller in connection with such repurchase, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller.

     (d) This Section 3 of this Agreement provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any defect in a Mortgage File or any breach of any representation or warranty set forth in or required to be made pursuant to Section 2 of this Agreement.

     (e) The Mortgage Loan Seller hereby acknowledges the assignment by the Depositor to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to repurchase a Mortgage Loan pursuant to this Section. The Trustee or its designee may enforce such obligations as provided in Section 8 hereof.

4. Representations, Warranties and Agreements of Depositor.

     (a) The Depositor hereby represents and warrants to the Mortgage Loan Seller, as of the date hereof (or such other date as is specified in the related representation or warranty), as follows:

     (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Depositor to perform its obligations hereunder, and the Depositor has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

     (ii) This Agreement has been duly authorized, executed and delivered by the Depositor and constitutes a valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (iii)The execution and delivery of this Agreement by the Depositor and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Depositor is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Depositor's organizational documents or any agreement or instrument to which the Depositor is a party or by which it is bound, or any order or decree applicable to the Depositor, or result in the creation or imposition of any lien on any of the Depositor's assets or property, in each case which would materially and adversely affect the ability of the Depositor to carry out the transactions contemplated by this Agreement;

     (iv) There is no action, suit, proceeding or investigation pending or to the knowledge of the Depositor, threatened against the Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Depositor contemplated herein, or which would be likely to impair materially the ability of the Depositor to perform under the terms of this Agreement;

     (v) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder; and

     (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of or compliance by the Depositor with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Depositor.

     5. Depositor's Conditions to Closing. The obligations of the Depositor under this Agreement shall be subject to the satisfaction, on the Closing Date, or such other date specified herein, of the following conditions:

     (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date hereof and as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a default under this Agreement, and the Depositor shall have received a certificate to that effect signed by an authorized officer of the Mortgage Loan Seller.

     (b) The Depositor or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Depositor and in form and substance satisfactory to the Depositor, the Underwriter and their respective counsel, duly executed by all signatories other than the Depositor as required pursuant to the respective terms thereof:

     (i) with respect to each Mortgage Loan, the related Mortgage File, which Mortgage Files shall be delivered to and held by the Trustee on behalf of the Depositor;

     (ii) the final Mortgage Loan Schedule;

     (iii)an officer's certificate from the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B;

     (iv) an opinion of Mortgage Loan Seller's counsel, subject to customary exceptions and carve-outs, which state in substance the opinions set forth on Exhibit C hereto, and, in addition, an opinion delivered on the date of the Prospectus as to the matters set forth in the last paragraph of Exhibit C hereto;

     (v) such other documents, certificates and opinions as may be necessary to secure for the Certificates the following ratings from Duff & Phelps Credit Rating Co. ("DCR") and Standard & Poor's Ratings Service ("S&P", and collectively with DCR, the "Rating Agencies"), respectively: for each of the Class A-1, Class A-2, a "AAA" and "AAA" rating; for the Class X Certificates, a "AAAr" and "AAA" rating; for the Class B Certificates, a "AA" and "AA" rating; for the Class C Certificates, a "A" and "A" rating; for the Class D Certificates, a "BBB" and "BBB" rating; for the Class E Certificates, a "BBB-" and "BBB-" rating; and for the Class F Certificates, a "BB" and a "BB-" rating; and

     (vi) a letter from the independent accounting firm of KPMG Peat Marwick LLP in form satisfactory to the Depositor, relating to certain information regarding the Mortgage Loans as set forth in the Prospectus Supplement and a letter from KPMG Peat Marwick LLP regarding certain information regarding the Certificates as set forth in the Prospectus Supplement;

     (c) The Mortgage Loan Seller hereby agrees to furnish such other information, documents, certificates, letters or opinions with respect to the Mortgage Loans or itself as may be reasonably requested by the Depositor in order for the Depositor to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement, the Pooling and Servicing Agreement or this Agreement.

     6. Accountants' Letters. The parties hereto shall cooperate with KPMG Peat Marwick LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

     7. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Depositor, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 1585 Broadway, New York, New York 10036, attention of Cecilia Tarrant, fax number (212) 761-0524, or, if sent to the Mortgage Loan Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission and confirmed to it at 1585 Broadway, New York, New York 10036, attention of Cecilia Tarrant, fax number (212) 761-0524, in either case with a copy to Gregory Walker, Esq., fax number (212) 762-8896.

     8. Trust as Beneficiary. The representations, warranties and agreements made by the Mortgage Loan Seller in this Agreement are made for the benefit of, and, to the extent they are assigned by the Depositor to the Trustee under the Pooling and Servicing Agreement, may be enforced by or on behalf of, the Trustee, the Master Servicer or the Special Servicer, as provided in the Pooling and Servicing Agreement, to the same extent that the Depositor has rights against the Mortgage Loan Seller under this Agreement in respect of representations, warranties and agreements made by the Mortgage Loan Seller herein.

     9. Miscellaneous. This Agreement will be governed by and construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be changed or waived in any manner which would have a material adverse effect on Certificateholders without the prior written consent of the Trustee. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided herein.

     10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Mortgage Loan Seller and the Depositor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive transfer and sale of the Mortgage Loans to the Depositor and by the Depositor to the Trustee notwithstanding any language to the contrary contained in any endorsement of any Mortgage Loan.

     11. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

     12. Further Assurances. The Mortgage Loan Seller and the Depositor agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Depositor and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  MORGAN STANLEY CAPITAL I INC.


                                  By:  _________________________________________
                                       Name:  __________________________________
                                       Title: __________________________________


                                  MORGAN STANLEY MORTGAGE CAPITAL INC.


                                  By:  _________________________________________
                                       Name:____________________________________
                                       Title: __________________________________

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

 Loan                                                                    Revised           Net      Servicing  Day Count   Cut-Off
Number  Loan Name           Mortgage Rate  Default Rate  Excess Rate  Mortgage Rate  Mortgage Rate   Fee Rate  Convention    LTV

   1    Grapevine Mills        6.470%         9.470%        2.0%           8.470%          6.442%     0.028%   Actual/360    61.7%

   2    Edens & Avant Pool I   6.200%        11.200%        2.0%           8.200%          6.172%     0.028%   Actual/360    47.1%

   3    Mall of New Hampshire  6.955%        11.955%        5.0%          11.955%          6.927%     0.028%   Actual/360    65.2%

   4    Westside Pavilion      6.440%         9.440%        2.0%           8.440%          6.412%     0.028%   Actual/360    62.5%

   5    NorthTown Mall         6.680%        11.680%        2.0%           8.680%          6.652%     0.028%   Actual/360    58.5%

   6    Edens & Avant Pool II  6.200%        11.200%        2.0%           8.200%          6.172%     0.028%   Actual/360    48.8%

   7    Crystal Park IV        6.510%        11.510%        4.0%          10.510%          6.482%     0.028%   Actual/360    62.7%


Number of
Properties

    1

    15

    1

    1

    1

    21

    1



                                                                                                Cut-Off    Original  Remaining
                                                                                   Original       Date       Term      Term
 Loan                                                                              Principal    Principal     to        to
Number  Loan Name              Borrower                                             Balance      Balance      EMD       EMD

   1    Grapevine Mills        Grapevine Mills Limited Partnership                155,000,000  155,000,000    121       120

   2    Edens & Avant Pool I   E&A Northeast Limited Partnership                  125,000,000  125,000,000    120       120

   3    Mall of New Hampshire  MNH Mall L.L.C.                                    105,000,000  105,000,000    126       120

   4    Westside Pavilion      Macerich Westside Limited Partnership              100,000,000  100,000,000    120       117

   5    NorthTown Mall         Price Spokane Limited Partnership                   84,500,000   84,426,244    120       119

   6    Edens & Avant Pool II  E&A Southeast Limited Partnership                   70,000,000   70,000,000    120       120

   7    Crystal Park IV        Fourth Crystal Park Associates Limited Partnership  67,100,000   67,039,458    120       119

   Original   Remaining      Current                P&I
  Amort Term  Amort Term  Monthly Payment(1)  Monthly Payment(2)

     360         360         $847,315.39        $976,649.36

      IO          IO         $654,803.24           NA(3)

     360         360         $617,014.76        $695,397.21

     360         360         $544,120.37        $628,127.29

     360         359         $544,139.35        $544,139.35

      IO          IO         $366,689.81           NA(3)

     360         359         $424,559.02        $424,559.02



(1) Current monthly payments are Interest Only for Grapevine Mills, Edens & Avant Pools I and II, and Mall of New Hampshire, and Westside Pavilion.
(2) Amortization begins on October 1, 2002 for Grapevine Mills, Novermber 1, 1999 for Mall of New Hampshire, and August 1, 2001 for Westside Pavilion.
(3)  Interest Only until EMD.

                                    EXHIBIT B

                          FORM OF OFFICER'S CERTIFICATE

     I, ________________, hereby certify that I am a duly elected and acting ____________________ of Morgan Stanley Mortgage Capital Inc. (the "Seller"), in connection with the sale of certain mortgage loans to Morgan Stanley Capital I Inc. (the "Depositor") pursuant to that certain Loan Sale Agreement, dated as of October 1, 1998 (the "Loan Sale Agreement"), between the Depositor and the Depositor, and hereby certify further as follows:

     1. The Seller is a New York corporation duly organized and existing under the laws of the State of New York.

     2. Attached hereto as Exhibit A is a true and correct copy of the Articles of Incorporation of the Seller.

     3. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Seller, as in effect at all times on and after _____________, ____, through the date hereof.

     4. The resolutions attached hereto as Exhibit C (the "Resolutions") were adopted by unanimous consent of the board of directors of the Seller as of _______________, 1998.

     5. There have been no amendments, waivers or modifications of the Articles of Incorporation other than as provided in Exhibit A, and no action has been taken by the Seller or its shareholders, directors or officers in contemplation of the filing of any such amendment or other documents or in contemplation of the liquidation or dissolution of the Seller;

     6. The Resolutions (a) represent the only resolutions of the board of directors or shareholders of the Seller relating to the sale of the mortgage loans referred to in the Mortgage Loan Purchase and Sale Agreement; (b) have not been amended, modified, rescinded or repealed by any subsequent action of the Seller's board of directors or shareholders; and (c) were in full force and effect at all times on _________________, 1998 and thereafter through the date hereof;

     7. Attached hereto as Exhibit D is a certificate of the Secretary of the State of New York dated ___________________, 1998, with respect to the good standing of the Seller in such State;

     8. The representations and warranties of the Seller in the Loan Sale Agreement are true and correct in all material respects on and as of the date hereof.

     9. On or prior to the date hereof, the Seller has complied with all agreements and performed or satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof.

     10. Each person who, as a partner, agent or representative of the Seller, signed the Loan Sale Agreement or any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated by the Loan Sale Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such partner, agent or representative, and the signature of such persons appearing on such documents are their genuine signatures.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, I have hereunto signed my name as of ________, 1998.

                                   By:  ________________________________________
                                        Name: __________________________________
                                        Title:__________________________________

                                    EXHIBIT C

                              FORM OF LEGAL OPINION

     1. The Mortgage Loan Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full corporate power and authority to own its assets and conduct its business, is in good standing in the State of New York, and the Mortgage Loan Seller has taken all necessary action to authorize the execution, delivery and performance of the Loan Sale Agreement by it, and has the power and authority to execute, deliver and perform the Mortgage Loan Purchase and Sale Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with the Loan Sale Agreement.

     2. Assuming the due authorization, execution and delivery of the Loan Sale Agreement by the Depositor, the Loan Sale Agreement and all of the obligations of the Mortgage Loan Seller under the Loan Sale Agreement are the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of the Loan Sale Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent rights to indemnity and contribution may be limited by applicable law.

     3. The execution and delivery of the Loan Sale Agreement by the Mortgage Loan Seller and the performance of its obligations under the Loan Sale Agreement will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or, to our knowledge, any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by the Loan Sale Agreement.

     4. To our knowledge, there is no action, suit, proceeding or investigation pending or threatened in writing against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by the Loan Sale Agreement.

     5. To our knowledge, the Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance under the Loan Sale Agreement.

     6.  No  consent,   approval,   authorization  or  order  of  any  court  or
governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Loan Sale Agreement or the consummation of the transactions contemplated by the Loan Sale Agreement, other than those which have been obtained by the Mortgage Loan Seller.

                                   Schedule 1

                  Exceptions to Representations and Warranties

GRAPEVINE MILLS

Representation        Exception
                      None.

EDENS & AVANT POOL I

Representation        Exception
                      None.

MALL OF NEW HAMPSHIRE

Representation        Exception
(xxxv) (E)            The Small  Mall of New  Hampshire  Ground  Lease  does not provide the protections to the mortgagee set forth in this subsection.
       (F)
                      The Small Mall of New Hampshire Ground Lease does not provide the protections to the mortgagee set forth in this subsection.
       (G)
                      The Small Mall of New Hampshire Ground Lease expires, with no further renewals on December 1, 2029.
       (H)
                      The Small Mall of New Hampshire Ground Lease does not provide the protections to the mortgagee set forth in this subsection.
       (I)
                      The Small Mall of New Hampshire Ground Lease does not provide the protections to the mortgagee set forth in this subsection.
       (J)
                      The Small Mall of New Hampshire Ground Lease does not provide the protections to the mortgagee set forth in this subsection.

WESTSIDE PAVILION

Representation        Exception
(viii)

                      The Westside Pavilion Borrower may obtain the insurance coverage required to meet the insurance requirements from insurers having ratings lower than the ratings prescribed in the insurance requirements section of the mortgage, provided that a cut-through endorsement in form and substance approved by mortgagee shall be issued by an insurer with at least an "AA" rating by S&P provided, that if, upon the renewal or replacement of any insurance policy or change to a different carrier, the cost of maintaining such insurance with an insurer that is rated "AA" or maintaining a cut-through endorsement with an insurer that is rated "AA" is commercially unreasonable, the Westside Pavilion Borrower agrees to maintain such insurance with insurers that are rated "A" or maintaining cut-through endorsement with an insurer that is rated "A".

(xxxiv)
                      The Westside Pavilion Property is located in a special flood hazard area. The Westside Pavilion Borrower is required to maintain flood insurance in an amount equal to the maximum available National Flood Insurance Program coverage.
(xxxv)(G)
                      A portion of the Westside Pavilion Property consisting of a storage space is leased to Nordstrom and held by the Borrower pursuant to a ground lease. The ground lease expires upon the expiration or earlier termination of the Nordstrom Lease, which is currently scheduled to expire on December 1, 2033 which extends is not less than 10 years beyond the maturity date of the Mortgage Loan, subject to four ten year renewal terms.
       (J)
                      The Westside Pavilion ground lease imposes material restrictions on subletting.

NORTHTOWN MALL

Representation        Exception
                      None.

EDENS & AVANT POOL II

Representation        Exception
(xxxv)(E)             Reservoir  Square Shopping  Center--The  ground lease does not provide specifically the protections to the mortgagee set forth in this subsection.

                      Baldwin Square--The ground lease does not provide specifically the protections to the mortgagee set forth in this subsection.
       (F)
                      Reservoir Square Shopping Center--The ground lease does not provide specifically the protections to the mortgagee set forth in this subsection.

                      Baldwin Square--The ground lease does not provide specifically the protections to the mortgagee set forth in this subsection.
       (H)
                      Reservoir Square Shopping Center--The ground lease provides that lessor may terminate if the tenant is judicially declared bankrupt.

                      Baldwin Square--The ground lease does not specifically provide the protections to the mortgagee set forth in this subsection.
       (I)
                      Reservoir Square Shopping Center--The ground lease does not specifically provide the protections to the mortgagee set forth in this subsection.

                      Baldwin Square--The ground lease does not specifically provide the protections to the mortgagee set forth in this subsection.

                      Magee Shopping Center--The ground lease provides that all insurance shall be paid to the ground lessee (borrower)
                      and all proceeds should be applied to repair or restoration of the property. The leasehold mortgage pledges all insurance proceeds to mortgagee to be either:
                      (a) retained in payment of the outstanding debt, or (b) paid directly to Borrower for diligent prosecution of the repair and restoration of the property. In addition, mortgagee does not retain the right to disburse the proceeds as repair and restoration progresses.

CRYSTAL PARK IV

Representation        Exception
                      None.

                                    EXHIBIT H

                             FORM OF SUMMARY REPORT

                 Commercial Mortgage Pass-Through Certificates
                                 Series 1998-CF1

                       Comparative Financial Status Report


                                                                         Original Underwriting Information
                                                                         ---------------------------------
                               Last       Ending
                              Property  Scheduled  Paid     Annual   Financial
Prospectus                   Inspection Principal  Thru      Debt     Info as      %     Total        $
 Number     City     State     Date      Balance   Date     Service  of Date     Occ    Revenue     NOI      DSCR



      2nd Preceding Annual Operating Information
      ------------------------------------------
        As of Y-E-YYYY                Normalized

  Financial
  Info        %      Total       $
   as of     Occ    Revenue     NOI      DSCR
   Date



          Preceding Annual Operating Information                           Trailing Financial or YTD Information
          --------------------------------------                           -------------------------------------
    As of Y-E-YYYY                       Normalized                                 Month Reported
 Financial                                                    FS         FS
Info as of       %        Total         $                    Start       End         %         Total        $
   Date         Occ      Revenue       NOI        DSCR       Date       Date        Occ       Revenue      NOI        DSCR


         Net Change
         ----------
      Current & Basis
                   %
       %         Total
      Occ         Rev        DSCR


Financial Information:
Current Full Year:
Current Full Yr. received with DSC less than 1:
Prior Full Year:
Prior Full Yr. received with DSC less than 1:


               Received                                  Required
Loans                           Balance                               Balance
#              %                $               %        %            $

                                    EXHIBIT I

                     Form of Monthly Distribution Statement


[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98


                          DISTRIBUTION DATE STATEMENT
                               TABLE OF CONTENTS

STATEMENT SECTIONS                                            PAGE(S)
Certificate Distribution Detail                                   2
Certificate Factor Detail                                         3
Reconciliation Detail                                             4
Other Required Information                                        5
Ratings Detail                                                    6
Current Mortgage Loan and Property Stratification Tables          7
Mortgage Loan Detail                                              8
Principal Prepayment Detail                                       9
Historical Detail                                                10
Delinquency Loan Detail                                          11
Specially Serviced Loan Detail                                 12 - 13
Modified Loan Detail                                             14
Liquidated Loan Detail                                           15


UNDERWRITER
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Contact: General Information Number
Phone Number: (212) 761-4700

MASTER SERVICER
Midland Loan Services, Inc.
210 West 10th Street
Kansas City, MO 64105

Contact: Brad Hauger
Phone Number: (816) 435-5175

SPECIAL SERVICER
Midland Loan Services, Inc.
210 West 10th Street
Kansas City, MO 64105


Contact: Brad Hauger
Phone Number: (816) 435-5175



This report has been compiled from information provided to Norwest by various third parties, which may include the Servicer, Master Servicer, Special Servicer and others. Norwest has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Norwest expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.


Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98




                        CERTIFICATE DISTRIBUTION DETAIL


                                                                                              Realized loss/
                                                                                                Additional              Current
             Pass-Through Original Beginning Principal      Interest   Prepayment   Trust Fund    Total      Ending  Subordination
Class  CUSIP    Rate      Balance  Balance  Distribution  Distribution  Penalties    Expenses  Distribution  Balance    Level (1)
-----------------------------------------------------------------------------------------------------------------------------------
A-1            0.000000%    0.00    0.00       0.00           0.00         0.00        0.00         0.00        0.00      0.00%
A-2            0.000000%    0.00    0.00       0.00           0.00         0.00        0.00         0.00        0.00      0.00%
B              0.000000%    0.00    0.00       0.00           0.00         0.00        0.00         0.00        0.00      0.00%
C              0.000000%    0.00    0.00       0.00           0.00         0.00        0.00         0.00        0.00      0.00%
D              0.000000%    0.00    0.00       0.00           0.00         0.00        0.00         0.00        0.00      0.00%
E              0.000000%    0.00    0.00       0.00           0.00         0.00        0.00         0.00        0.00      0.00%
F              0.000000%    0.00    0.00       0.00           0.00         0.00        0.00         0.00        0.00      0.00%
Q              0.000000%    0.00    0.00       0.00           0.00         0.00        0.00         0.00        0.00      0.00%
R              0.000000%    0.00    0.00       0.00           0.00         0.00        0.00         0.00        0.00      0.00%
LR             0.000000%    0.00    0.00       0.00           0.00         0.00        0.00         0.00        0.00      0.00%
Totals                      0.00    0.00       0.00           0.00         0.00        0.00         0.00        0.00


                              Original  Beginning                                                   Ending
               Pass-Through   Notional   Notional     Interest         Prepayment       Total      Notional
Class   CUSIP      Rate        Amount     Amount    Distribution        Penalties    Distribution   Amount
------------------------------------------------------------------------------------------------------------
X               0.000000%     0.00       0.00         0.00              0. 00          0.00         0.00


(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending certificate balance of the designated class and (ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).


Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98

                           CERTIFICATE FACTOR DETAIL

                                                                              Realized Loss/
                 Beginning      Principal         Interest     Prepayment    Additional Trust  Ending
Class    CUSIP     Balance     Distribution     Distribution    Penalties     Fund Expenses    Balance
--------------------------------------------------------------------------------------------------------
A-1             0.00000000     0.00000000       0.00000000     0.00000000      0.00000000     0.00000000
A-2             0.00000000     0.00000000       0.00000000     0.00000000      0.00000000     0.00000000
B               0.00000000     0.00000000       0.00000000     0.00000000      0.00000000     0.00000000
C               0.00000000     0.00000000       0.00000000     0.00000000      0.00000000     0.00000000
D               0.00000000     0.00000000       0.00000000     0.00000000      0.00000000     0.00000000
E               0.00000000     0.00000000       0.00000000     0.00000000      0.00000000     0.00000000
F               0.00000000     0.00000000       0.00000000     0.00000000      0.00000000     0.00000000
Q               0.00000000     0.00000000       0.00000000     0.00000000      0.00000000     0.00000000
R               0.00000000     0.00000000       0.00000000     0.00000000      0.00000000     0.00000000
LR              0.00000000     0.00000000       0.00000000     0.00000000      0.00000000     0.00000000

                   Beginning                                       Ending
                   Notional        Interest        Prepayment     Notional
Class      CUSIP     Amount      Distribution       Penalties      Amount
-------------------------------------------------------------------------------
X                  0.00000000    0.00000000        0.00000000    0.00000000


Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98

                             RECONCILIATION DETAIL

ADVANCE SUMMARY
P & I Advances Outstanding                                0.00
Servicing Advances Outstanding                            0.00

Reimbursement for Interest on Advances                    0.00
paid from general collections

SERVICING FEE BREAKDOWNS

Current Period Accrued Servicing Fees                     0.00
Less Delinquent Servicing Fees                            0.00
Less Reductions to Servicing Fees                         0.00
Plus Servicing Fees for Delinquent Payments Received      0.00
Plus Adjustments for Prior Servicing Calculation          0.00
Total Servicing Fees Collected                            0.00

CERTIFICATE INTEREST RECONCILIATION

        Interest        Excess           Realized        Previously Unpaid    Distribution    Distributable                Remaining
        Accrual       Prepayment          Losses/        Interest(including    Certificate  Certif. Interest    Interest     Unpaid
Class    Amount    Interest Shortfall   Expense Losses    interest thereon)      Interest     Adjustment      Distribution  Interest
-----------------------------------------------------------------------------------------------------------------------------------
A-1      0.00          0.00                0.00                0.00                0.00        0.00                0.00       0.00
A-2      0.00          0.00                0.00                0.00                0.00        0.00                0.00       0.00
X        0.00          0.00                0.00                0.00                0.00        0.00                0.00       0.00
B        0.00          0.00                0.00                0.00                0.00        0.00                0.00       0.00
C        0.00          0.00                0.00                0.00                0.00        0.00                0.00       0.00
D        0.00          0.00                0.00                0.00                0.00        0.00                0.00       0.00
E        0.00          0.00                0.00                0.00                0.00        0.00                0.00       0.00
F        0.00          0.00                0.00                0.00                0.00        0.00                0.00       0.00
Totals   0.00          0.00                0.00                0.00                0.00        0.00                0.00       0.00


Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98


                          OTHER REQUIRED INFORMATION

Available Funds                                  0.00

Aggregate Number of Outstanding Loans               0
Aggregate Unpaid Principal Balance of Loans      0.00
Aggregate Stated Principal Balance of Loans      0.00


Aggregate Amount of Servicing Fee                0.00
Aggregate Amount of Special Servicing Fee        0.00
Aggregate Amount of Trustee Fee                  0.00
Aggregate Trust Fund Expenses                    0.00

Specially Serviced Loans not Delinquent
    Number of Outstanding Loans                     0
    Aggregate Unpaid Principal Balance           0.00


Appraisal Reduction Amount

                  Appraisal           Date Appraisal
 Loan             Reduction             Reduction
Number             Amount                Effected
-----------------------------------------------------

















-----------------------------------------------------
Total
-----------------------------------------------------



Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98


                                RATINGS DETAIL

                             Original Ratings         Current Ratings (1)
                          -----------------------------------------------------
Class    CUSIP            DCR  Fitch  Moody's  S&P  DCR  Fitch   Moody's  S&P
-------------------------------------------------------------------------------
A-1
A-2
X
B
C
D
E
F
-------------------------------------------------------------------------------

NR     - Designates that the class was not rated by the above agency at the time of original issuance.
X      - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.
N/A    - Data not available this period.

1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained. Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.

Duff & Phelps Credit Rating Co.
55 East Monroe Street
Chicago, Illinois 60603
(312) 368-3100

Fitch IBCA, Inc.
One State Street Plaza
New York, New York 10004
(212) 908-0500

Moody's Investors Service
99 Church Street
New York, New York 10007
(212) 553-0300

Standard & Poor's Rating Services
26 Broadway
New York, New York 10004
(212) 208-8000

Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98



           CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                                   STATE (3)

                               % of
          # of     Scheduled    Agg.     WAM            Weighted
State     Props.    Balance     Bal.     (2)   WAC    Avg DSCR (1)
--------------------------------------------------------------------














----------------------------------------------------------------------
Totals
----------------------------------------------------------------------


                              PROPERTY TYPE (3)

                               % of
Property   # of     Scheduled    Agg.     WAM            Weighted
  Type     Props.    Balance     Bal.     (2)   WAC    Avg DSCR (1)
--------------------------------------------------------------------
















-----------------------------------------------------------------------
Totals
-----------------------------------------------------------------------


(1) Debt Service Coverage Ratios are calculated as described in the prospectus, values are updated periodically as new NOI figures become available from borrowers on an asset level. The Trustee makes no representations as to the accuracy of the data provided by the borrower for this calculation.

(2) WAM is calculated based upon the Effective Maturity Date.

(3) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off Date Balance of the related mortgage loan as disclosed in the offering document.

Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98


                              MORTGAGE LOAN DETAIL

                                                                                                           Latest
                                                            Effective          Beginning   Ending   Paid  Financial      Res.   Mod.
Loan           Loan  Interest Principal Gross  Origination  Maturity  Maturity Scheduled Scheduled  Thru  Statement     Strat.  Code
Number   ODCR  Name   Payment  Payment  Coupon     Date       Date      Date    Balance   Balance   Date    Date   DSCR   (2)   (3)
-----------------------------------------------------------------------------------------------------------------------------------
















-----------------------------------------------------------------------------------------------------------------------------------
Totals
-----------------------------------------------------------------------------------------------------------------------------------


(1) Collateral Type Code

MF - Multi-Family
RT - Retail
HC - Health Care
IN - Industrial
WH - Warehouse
OF - Office
MU - Mixed Use
LO - Lodging
SS - Self Storage
MH - Mobile Home Park


(2) Resolution Strategy Code

 1 - Modification
 2 - Foreclosure
 3 - Bankruptcy
 4 - Extension
 5 - Note Sale
 6 - DPO
 7 - REO
 8 - Resolved
 9 - Pending Return to Master Servicer
10 - Deed In Lieu Of Foreclosure

(3) Modification Code

1 - Maturity Date Extension
2 - Amortization Change
3 - Principal Write-Off
4 - Combination

Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98

                          PRINCIPAL PREPAYMENT DETAIL


                                           Principal Prepayment Amount                         Prepayment Penalties
                Offering Document      -----------------------------------     ------------------------------------------------
Loan Number      Cross-Reference        Payoff Amount    Curtailment Amount    Prepaayment Premium    Yield Maintenance Premium
-------------------------------------------------------------------------------------------------------------------------------














----------------------------------------------------------------------------------------------------------------------------------
Totals
----------------------------------------------------------------------------------------------------------------------------------

Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98


                               HISTORICAL DETAIL

                                 Delinquencies
--------------------------------------------------------------------------------------------
Distribution  30-59 Days  60-89 Days  90 Days or more  Foreclosure     REO     Modifications
  Date         # Balance   # Balance     # Balance     # Balance    # Balance    # Balance





















------------------------------------------------------------------------------------------



                    Prepayments             Rate and Maturities
------------------------------------------------------------------------
Distribution  Curtailments  Payoff    Next Weighted Avg.
  Date        # Amount     # Amount     Coupon   Remit      WAM



















---------------------------------------------------------------------


Note: Foreclosure and REO Totals are excluded from the delinquencies aging categories.

Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98


                            DELINQUENCY LOAN DETAIL

          Offering         # of                    Current   Outstanding    Status of    Resolution
Loan      Document        Months    Paid Through     P&I          P&I        Mortgage     Strategy      Servicing
Number  Cross-Reference   Delinq.      Date        Advances    Advances**    Loan (1)      Code(2)   Transfer Date
--------------------------------------------------------------------------------------------------------------------
















--------------------------------------------------------------------------------------------------------------------
Totals
--------------------------------------------------------------------------------------------------------------------



                     Current   Outstanding
Loan   Foreclosure  Servicing   Servicing                      REO
Number     Date      Advances    Advances   Bankruptcy Date   Date
---------------------------------------------------------------------
















---------------------------------------------------------------------
Totals
---------------------------------------------------------------------

(1) Status of Mortgage Loan

A - Payment Not Received But Still in
    Grace Period
B - Late Payment But Less
    Than 1 Month Delinquent
0 - Current
1 - One Month Delinquent
2 - Two Months Delinquent
3 - Three Or More Months Delinquent
4 - Assumed Scheduled Payment
   (Performing Matured Balloon)
7 - Foreclosure
9 - REO


(2) Resolution Strategy Code

 1 - Modification
 2 - Foreclosure
 3 - Bankruptcy
 4 - Extension
 5 - Note Sale
 6 - DPO
 7 - REO
 8 - Resolved
 9 - Pending Return
     to Master Servicer
10 - Deed In Lieu Of
     Foreclosure

** Outstanding P & I Advances include the current period advance

Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98


                    SPECIALLY SERVICED LOAN DETAIL - PART 1

                            Offering        Servicing  Resolution                                                        Net
Distribution     Loan       Document        Transfer    Strategy   Scheduled   Property           Interest  Actual    Operating
   Date        Number    Cross Reference      Date       Code (1)   Balance    Type (2)    State    Rate    Balance    Income
-----------------------------------------------------------------------------------------------------------------------------------














-----------------------------------------------------------------------------------------------------------------------------------

                                                   Remaining
Distribution  NOI              Note    Maturity   Amortization
   Date       Date     DSCR    Date      Date         Term
--------------------------------------------------------------











---------------------------------------------------------------

(1) Resolution Strategy Code

 1 - Modification
 2 - Foreclosure
 3 - Bankruptcy
 4 - Extension
 5 - Note Sale
 6 - DPO
 7 - REO
 8 - Resolved
 9 - Pending Return
     to Master Servicer
10 - Deed In Lieu Of Foreclosure


(2) Property Type Code

MF - Multi-Family
RT - Retail
HC - Health Care
IN - Industrial
WH - Warehouse
MH - Mobile Home Park
OF - Office
MU - Mixed Use
LO - Lodging
SS - Self Storage
OT - Other



Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98


                     SPECIALLY SERVICED LOAN DETAIL-PART 2

Distribution    Loan       Document       Strategy   Inspection               Appraisal   Appraisal      Other REO
    Date       Number    Cross-Reference   Code (1)     Date    Phase 1 Date    Date        Value   Property Revenue   Comment
--------------------------------------------------------------------------------------------------------------------------------
















----------------------------------------------------------------------------------------------------------------------------------


(1) Resolution Strategy Code

 1 - Modification
 2 - Foreclosure
 3 - Bankruptcy
 4 - Extension
 5 - Note Sale
 6 - DPO
 7 - REO
 8 - Resolved
 9 - Pending Return
     to Master Servicer
10 - Deed In Lieu Of Foreclosure




Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98


                             MODIFIED LOAN DETAIL

            Offering
 Loan        Document       Pre-Modification
Number    Cross Reference        Balance        Modification Date    Modification Description
----------------------------------------------------------------------------------------------









-----------------------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------------------



Copyright 1997, Norwest Bank Minnesota, N.A.

[NORWEST BANKS LOGO]
NORWEST BANK MINNESOTA, N.A.
CORPORATE TRUST SERVICES
3 NEW YORK PLAZA, 15TH FLOOR
NEW YORK, NY 10004

                         MORGAN STANLEY CAPITAL I INC.
                COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 1998-XL2

For Additional Information, please contact
Leslie Gaskill
(212) 515-5254
Reports Available on the World Wide Web
@ www.securitieslink.net/cmbs
PAYMENT DATE: 11/4/98
RECORD DATE: 10/30/98


                            LIQUIDATED LOAN DETAIL


                     Final Recovery     Offering                                                    Gross Proceeds   Aggregate
 Loan                Determination      Document      Appraisal   Appraisal   Actual      Gross       as a % of     Liquidation
Number                  Date        Cross-Reference    Date        Value     Balance    Proceeds    Actual Balance    Expenses*
-----------------------------------------------------------------------------------------------------------------------------------









-----------------------------------------------------------------------------------------------------------------------------------
Current Total
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total
-----------------------------------------------------------------------------------------------------------------------------------


                      Net           Net Proceeds             Repurchased
 Loan              Liquidation       as a % of     Realized   by Seller
Number              Proceeds       Actual Balance    Loss       (Y/N)
--------------------------------------------------------------------------









----------------------------------------------------------------------------
Current Total
----------------------------------------------------------------------------
Cumulative Total
----------------------------------------------------------------------------

* Aggregate liquidation expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.).

Copyright 1997, Norwest Bank Minnesota, N.A.

                                    EXHIBIT J

                                   [Reserved]

                                    EXHIBIT K

                    FORM OF REGULATION S TRANSFER CERTIFICATE

Norwest Bank Minnesota, National Association, as Trustee and Certificate Registrar
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-1026
Attention:  Corporate Trust Services (CMBS)--
Morgan Stanley Capital I Inc., Series 1998-XL2

          Re: Transfer of Morgan Stanley Capital I Inc., Commercial Mortgage Past-Through Certificates, Series 1998-XL2, Class [ ]

Ladies and Gentlemen:

     This certificate is delivered pursuant to Section 5.02 of the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, Inc., as servicer (the "Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), on behalf of the holders of the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, 1998-XL2, Class [ ] (the "Certificates") in connection with the transfer by the undersigned (the "Transferor") to ____________(the "Transferee") of $_____________________ Certificate Principal Amount of Certificates, in fully registered form (each, an "Individual Certificate"), or a beneficial interest of such aggregate Certificate Principal Amount in the Regulation S Global Certificate (the "Global Certificate") maintained by The Depository Trust Company or its successor as Depositary under the Pooling and Servicing Agreement (such transferred interest, in either form, being the "Transferred Interest").

     In connection with such transfer, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (i) with respect to transfers made in accordance with Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the Transferor does hereby certify that:

     (1) the offer of the Transferred Interest was not made to a person in the United States;

     [(2) at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States;]*

     [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the undersigned nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;]*

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

or (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Certificates that are being transferred are not "restricted securities" as defined in Rule 144 under the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee, the Servicer and the Special Servicer.


                                   --------------------------------
                                   Transferor


                                   By:
                                      -----------------------------
                                   Name:
                                        ---------------------------
                                   Title:
                                         --------------------------

Dated:  _________  __, 199_


---------

*Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.

                                    EXHIBIT L
                          FORM OF TRANSFER CERTIFICATE
                     FOR EXCHANGE OR TRANSFER FROM RULE 144A
                    GLOBAL CERTIFICATE TO REGULATION S GLOBAL
                    CERTIFICATE DURING THE RESTRICTED PERIOD


                       (Exchanges or transfers pursuant to
         Section 5.02(c)(ii)(A) of the Pooling and Servicing Agreement)

Norwest Bank Minnesota, National Association, as Trustee and Certificate Registrar
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-1026
Attention:  Corporate Trust Services (CMBS)--
Morgan Stanley Capital I Inc., Series 1998-XL2

          Re: Transfer of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2 Class [ ]

     Reference is hereby made to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Midland Loan Services, Inc., as servicer (the "Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

     This letter relates to US $[__________] aggregate Certificate Principal Amount of Certificates (the "Certificates") which are held in the form of the Rule 144A Global Certificate (CUSIP No. ) with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Certificate (CUSIP No. ) to be held with [Euroclear] [CEDEL]* (Common Code ) through the Depositary.

     In connection with such request and in respect of such Certificates, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

     (1) the offer of the Certificates was not made to a person in the United States,

     [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any persons acting on its behalf reasonably believed that the transferee was outside the United States,]**

     [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States,]**

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee, the Servicer and the Special Servicer.

                                                     [Insert Name of Transferor]



                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

Dated:  _____________, ____

----------

**Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.

                                    EXHIBIT M

                          FORM OF TRANSFER CERTIFICATE
                     FOR EXCHANGE OR TRANSFER FROM RULE 144A
                    GLOBAL CERTIFICATE TO REGULATION S GLOBAL
                     CERTIFICATE AFTER THE RESTRICTED PERIOD


                       (Exchange or transfers pursuant to
         Section 5.02(c)(ii)(B) of the Pooling and Servicing Agreement)

Norwest Bank Minnesota, National Association, as Trustee and Certificate Registrar
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota 55479-1026
Attention:  Corporate Trust Services (CMBS)--
Morgan Stanley Capital I Inc., Series 1998-XL2

          Re: Transfer of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Class [ ]

     Reference is hereby made to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, Inc., as servicer (the "Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

     This letter relates to US $[__________] aggregate Certificate Principal Amount of Certificates (the "Certificates") which are held in the form of the Rule 144A Global Certificate (CUSIP No. ) with the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Certificates for an interest in the Regulation S Global Certificate (Common Code No. ).

     In connection with such request, and in respect of such Certificates, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and, (i) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), the Transferor does hereby certify that:

     (1) the offer of the Certificates was not made to a person in the United States,

     [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,]*

     [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States,]*

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

or (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Certificates that are being transferred are not "restricted securities" as defined in Rule 144 under the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee, the Servicer and the Special Servicer.

                                                     [Insert Name of Transferor]



                                                     By:
                                                        ------------------------
                                                         Name:
                                                         Title:

Dated:  ____ __, ____


----------

**Insert one of these two provisions, which come from the definition of "offshore transaction" in Regulation S.

                                    EXHIBIT N

                          FORM OF TRANSFER CERTIFICATE
                FOR EXCHANGE OR TRANSFER FROM REGULATION S GLOBAL
                   CERTIFICATE TO RULE 144A GLOBAL CERTIFICATE


                       (Exchange or transfers pursuant to
         Section 5.02(c)(ii)(C) of the Pooling and Servicing Agreement)


[Certificate Registrar]


Attention:  Corporate Trust Administration

          Re: Transfer of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-XL2, Class [ ]

     Reference is hereby made to the Pooling and Servicing Agreement dated as of October 1, 1998 (the "Pooling and Servicing Agreement"), by and among Morgan Stanley Capital I Inc., as depositor (the "Depositor"), Midland Loan Services, Inc., as servicer (the "Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer") and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

     This letter relates to US $[__________] aggregate Certificate Principal Amount of Certificates (the "Certificates") which are held in the form of the Regulation S Global Certificate (CUSIP No. __________) with [Euroclear] [CEDEL]* (Common Code __________) through the Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Certificates for an interest in the Regulation 144A Global Certificate (CUSIP No. __________).

     In connection with such request, and in respect of such Certificates, the Transferor does hereby certify that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Certificates for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or an jurisdiction.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trustee, the Servicer, the Special Servicer and Morgan Stanley & Co. Incorporated, the Placement Agent of the offering of the Certificates.

                                                     [Insert Name of Transferor]



                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title:

Dated:  ____ __, 19__


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* Select appropriate depository.